FOURTH ISSUER TRUST DEED
                             DATED [{circle}], 2004

                         PERMANENT FINANCING (NO. 4) PLC

                                       AND

                              THE BANK OF NEW YORK

                                  CONSTITUTING

    U.S.$1,500,000,000 SERIES 1 CLASS A ASSET BACKED FLOATING RATE NOTES DUE
                                   MARCH 2005


   U.S.$50,000,000 SERIES 1 CLASS B ASSET BACKED FLOATING RATE NOTES DUE JUNE
                                      2042

   U.S.$55,000,000 SERIES 1 CLASS M ASSET BACKED FLOATING RATE NOTES DUE JUNE
                                      2042

    U.S.$1,750,000,000 SERIES 2 CLASS A ASSET BACKED FLOATING RATE NOTES DUE
                                   MARCH 2009

   U.S.$41,000,000 SERIES 2 CLASS B ASSET BACKED FLOATING RATE NOTES DUE JUNE
                                      2042

   U.S.$45,000,000 SERIES 2 CLASS M ASSET BACKED FLOATING RATE NOTES DUE JUNE
                                      2042

   U.S.$38,000,000 SERIES 2 CLASS C ASSET BACKED FLOATING RATE NOTES DUE JUNE
                                      2042

    U.S.$1,500,000,000 SERIES 3 CLASS A ASSET BACKED FLOATING RATE NOTES DUE
                                   [{circle}]

   U.S.$35,000,000 SERIES 3 CLASS B ASSET BACKED FLOATING RATE NOTES DUE JUNE
                                      2042

   U.S.$38,000,000 SERIES 3 CLASS M ASSET BACKED FLOATING RATE NOTES DUE JUNE
                                      2042

   U.S.$32,000,000 SERIES 3 CLASS C ASSET BACKED FLOATING RATE NOTES DUE JUNE
                                      2042

   E1,000,000,000 SERIES 4 CLASS A1 ASSET BACKED FLOATING RATE NOTES DUE JUNE
                                      2042

    {GBP]600,000,000 SERIES 4 CLASS A2 ASSET BACKED FLOATING RATE
                              NOTES DUE JUNE 2042

     E65,000,000 SERIES 4 CLASS B ASSET BACKED FLOATING RATE NOTES DUE JUNE
                                      2042

     E68,000,000 SERIES 4 CLASS M ASSET BACKED FLOATING RATE NOTES DUE JUNE
                                      2042

    E{circle} SERIES 4 CLASS C ASSET BACKED FLOATING RATE NOTES DUE JUNE 2042

    E700,000,000 SERIES 5 CLASS A ASSET BACKED FIXED RATE NOTES DUE JUNE 2042

     E17,000,000 SERIES 5 CLASS B ASSET BACKED FLOATING RATE NOTES DUE JUNE
                                      2042

     E18,000,000 SERIES 5 CLASS M ASSET BACKED FLOATING RATE NOTES DUE JUNE
                                      2042

     E15,000,000 SERIES 5 CLASS C ASSET BACKED FLOATING RATE NOTES DUE JUNE
                                      2042








                             [LOGO ALLEN AND OVERY]
                                     LONDON

                                   CONTENTS

CLAUSE                                                                     PAGE

1.    Definitions........................................................      1
2.    Covenant to Repay and to Pay Interest on Fourth Issuer Notes.......      2
3.    Form and Issue of Fourth Issuer Notes..............................      5
4.    Replacement of Fourth Issuer Notes.................................      8
5.    Register, Transfer and Exchange of Fourth Issuer Notes.............      8
6.    Fees, Duties and Taxes.............................................     11
7.    Covenant of Compliance.............................................     11
8.    Cancellation of Fourth Issuer Notes and Records....................     11
9.    Enforcement........................................................     12
10.   Proceedings, Actions and Indemnification...........................     12
11.   Discharge of Payment...............................................     13
12.   Partial Payments...................................................     13
13.   Covenants by the Fourth Issuer.....................................     14
14.   Remuneration and Indemnification of the Note Trustee...............     19
15.   Supplement to Trustee Acts.........................................     20
16.   Note Trustee's Liability...........................................     28
17.   Note Trustee Contracting with the Fourth Issuer....................     28
18.   Waiver, Authorisation and Determination............................     29
19.   Entitlement to Treat Noteholder as Absolute Owner..................     30
20.   Currency Indemnity.................................................     31
21.   Eligibility and Disqualification; New Note Trustee.................     31
22.   Note Trustee's Retirement and Removal..............................     32
23.   Note Trustee's Powers to be Additional.............................     33
24.   Notices............................................................     33
25.   Rights of Third Parties............................................     34
26.   Trust Indenture Act Prevails.......................................     34
27.   Certificates and Opinions..........................................     34
28.   Governing Law......................................................     35
29.   Counterparts.......................................................     35
30.   Submission to Jurisdiction.........................................     35

SCHEDULE

1.    Forms of Global Fourth Issuer Notes................................     36
2.    Forms of Definitive Fourth Issuer Notes............................    207
3.    Terms and Conditions of the Fourth Issuer Notes....................    291
4.    Provisions for Meetings of Noteholders.............................    292
Signatories..............................................................    304



THIS FOURTH ISSUER TRUST DEED is made on [{circle}], 2004

BETWEEN:

(1) PERMANENT FINANCING (NO. 4) PLC (registered number 4988201) whose registered office is at Blackwell House, Guildhall Yard, London EC2V 5AE (the FOURTH ISSUER); and

(2) THE BANK OF NEW YORK, a New York banking corporation whose London branch address is at 48th Floor, One Canada Square, London E14 5AL (acting in its capacity as Note Trustee) as trustee for the Noteholders which expression shall include such company and all other persons and companies for the time being acting as note trustee under this Deed.

WHEREAS:

(A) By a resolution of a duly authorised Board of Directors of the Fourth Issuer passed on [{circle}], 2004 the Fourth Issuer has resolved to issue the Fourth Issuer Notes which are constituted by this Deed and secured by the Fourth Issuer Deed of Charge.

(B) The Note Trustee has agreed to act as trustee of these presents for the benefit of the Noteholders upon and subject to the terms and conditions of these presents.

NOW THIS FOURTH ISSUER TRUST DEED WITNESSES AND IT IS AGREED AND DECLARED:

1.    DEFINITIONS

1.1 The amended and restated master definitions and construction schedule signed by, amongst others, the parties to this Deed and dated [{circle}], 2004 (as the same may be amended, varied or supplemented from time to time with the consent of the parties to this Deed) (the MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) and the fourth issuer master definitions and construction schedule, signed for the purposes of identification by Allen & Overy and Sidley Austin Brown & Wood on [{circle}], 2004 (as the same may be amended, varied or supplemented from time to time) (the FOURTH ISSUER MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) are expressly and specifically incorporated into this Deed and, accordingly, the expressions defined in the Master Definitions and
      Construction Schedule and the Fourth Issuer Master Definitions and Construction Schedule (as so amended, varied or supplemented from time to time) shall, except where the context otherwise requires and save where otherwise defined herein, have the same meanings in this Deed. In the event of a conflict between the Master Definitions and Construction Schedule and the Fourth Issuer Master Definitions and Construction Schedule, the Fourth Issuer Master Definitions Schedule shall prevail.

1.2   (a)   All references in these presents to principal and/or interest in respect of the Fourth Issuer Notes or to any monies payable by the Fourth Issuer under these presents shall be deemed to include a reference to any additional amounts which may be payable under CONDITION 4(B) or, if applicable, under any undertaking or covenant given pursuant to CLAUSE 2.2.

      (b) All references in these presents to {pound-sterling}, [GBP], STERLING or POUNDS STERLING shall be construed as references to the lawful currency or currency unit for the time being of the United Kingdom. All references to E, EUR, EURO or EURO shall be construed as references to the single currency introduced at the third stage of European Economic and Monetary Union pursuant to the Treaty establishing the European Communities as amended from time to time. All references to $, U.S.$ or U.S. DOLLARS shall be construed as references to the lawful currency or currency unit for the time being of the United States of America.

      (c) All references in this Deed to THESE PRESENTS means this Deed, the schedules hereto, the Fourth Issuer Notes, the Conditions, any deed expressed to be supplemental hereto or thereto and the Fourth Issuer Deed of Charge and the schedules thereto, all as from time to time supplemented or modified in accordance with the provisions contained in this Deed and/or where applicable, therein contained.

      (d) All references in these presents to guarantees or to an obligation being guaranteed shall be deemed to include respectively references to indemnities or to an indemnity being given in respect thereof.

      (e) All references in these presents to any action, remedy or method of proceeding for the enforcement of the rights of creditors shall be deemed to include, in respect of any jurisdiction other than England, references to such action, remedy or method of proceeding for the enforcement of the rights of creditors available or appropriate in such jurisdiction as shall most nearly approximate to such action, remedy or method of proceeding described or referred to in these presents.

      (f) All references in these presents to taking proceedings against the Fourth Issuer shall be deemed to include references to proving in the winding up of the Fourth Issuer.

      (g) All references in these presents to DTC, Euroclear and Clearstream, Luxembourg, shall be deemed to include references to any other or additional clearing system as may be approved in writing by the Note Trustee.

      (h) Unless the context otherwise requires words or expressions used in these presents shall bear the same meanings as in the Companies Act 1985 of England.

      (i) Whenever this Deed refers to a provision of the Trust Indenture Act, the provision is incorporated by reference in and made part of this Deed. All other Trust Indenture Act terms used in this Deed that are defined by the Trust Indenture Act, defined in the Trust Indenture Act by reference to another statute or defined by SEC rules have the meanings assigned to them in the Trust Indenture Act.

      (j) Wherever in this Deed there is a requirement for the consent of, or a request from, the Fourth Issuer Noteholders, then, for so long as any of the Fourth Issuer Notes is represented by a Fourth Issuer Global Note registered in the name of DTC or its nominee, DTC may mail an Omnibus Proxy to the Fourth Issuer in accordance with and in the form used by DTC as part of its usual procedures from time to time. Such Omnibus Proxy shall assign the right to give such consent or, as the case may be,make such request to DTC's direct participants as of the record date specified therein and any such assignee participant may give the relevant consent or, as the case may be, make the relevant request in accordance with this Deed.



2.    COVENANT TO REPAY AND TO PAY INTEREST ON FOURTH ISSUER NOTES

2.1   The aggregate principal amount of:

      (a)    the  Series  1  Class  A  Fourth  Issuer   Notes   is  limited  to
             U.S.$1,500,000,000;

      (b)    the   Series  1  Class  B  Fourth  Issuer  Notes  is  limited   to
             U.S.$50,000,000;

      (c)    the  Series   1   Class  M  Fourth  Issuer  Notes  is  limited  to
             U.S.$55,000,000;

      (d)    the  Series  1  Class   C   Fourth  Issuer  Notes  is  limited  to
             U.S.$[{circle}];

      (e)    the  Series  2  Class  A  Fourth  Issuer   Notes   is  limited  to
             U.S.$1,750,000,000;

      (f)    the   Series  2  Class  B  Fourth  Issuer  Notes  is  limited   to
             U.S.$41,000,000;

      (g)    the  Series   2   Class  M  Fourth  Issuer  Notes  is  limited  to
             U.S.$45,000,000;

      (h)    the  Series  2  Class   C   Fourth  Issuer  Notes  is  limited  to
             U.S.$38,000,000;

      (i)    the  Series  3  Class  A  Fourth  Issuer   Notes   is  limited  to
             U.S.$1,500,000,000;

      (j)    the   Series  3  Class  B  Fourth  Issuer  Notes  is  limited   to
             U.S.$35,000,000;

      (k)    the  Series   3   Class  M  Fourth  Issuer  Notes  is  limited  to
             U.S.$38,000,000;

      (l)    the  Series  3  Class   C   Fourth  Issuer  Notes  is  limited  to
             U.S.$32,000,000;

      (m)    the  Series  4  Class  A1  Fourth   Issuer  Notes  is  limited  to
             E1,000,000,000;

      (n)    the  Series  4  Class  A2  Fourth  Issuer  Notes   is  limited  to
             [GBP]600,000,000;

      (o)    the   Series  4  Class  B  Fourth  Issuer  Notes  is  limited   to
             E65,000,000;

      (p)    the  Series   4   Class  M  Fourth  Issuer  Notes  is  limited  to
             E68,000,000;

      (q)    the  Series  4  Class   C   Fourth  Issuer  Notes  is  limited  to
             E[{circle}];

      (r)    the  Series  5  Class  A  Fourth  Issuer   Notes   is  limited  to
             [GBP]700,000,000;

      (s)    the   Series  5  Class  B  Fourth  Issuer  Notes  is  limited   to
             E17,000,000;

      (t) the Series 5 Class M Fourth Issuer Notes is limited to E18,000,000 and

      (u)    the  Series   5   Class  C  Fourth  Issuer  Notes  is  limited  to
             E15,000,000.

2.2 The Fourth Issuer covenants with the Note Trustee that it will, in accordance with these presents, on the due date for the final maturity of the Fourth Issuer Notes provided for in the Conditions, or on such earlier date as the same or any part thereof may become due and repayable thereunder, pay or procure to be paid unconditionally to or to the order of the Note Trustee in euro, U.S. dollars or sterling, as applicable, in London or New York City, as applicable, in immediately available funds the principal amount of the Fourth Issuer Notes repayable on that date and shall in the meantime and until the due date for the final maturity of the Fourth Issuer Notes (both before and after any judgment or other order of a court of competent jurisdiction) pay or procure to be paid unconditionally to or to the order of the Note Trustee as aforesaid interest (which shall accrue from day to day) on the Principal Amount Outstanding of the Fourth Issuer Notes at the rates set out in or (as the case may be) calculated from time to time in accordance with CONDITION 4 and on the dates provided for in the Conditions PROVIDED THAT:

      (a) every payment of principal or interest in respect of the Fourth Issuer Notes to or to the account of the Principal Paying Agent, in the manner provided in the Fourth Issuer Paying Agent and Agent Bank Agreement, shall operate in satisfaction pro tanto of the relative covenant by the Fourth Issuer in this CLAUSE 2.2 except to the extent that there is default in the subsequent payment thereof in accordance with the Conditions to the Noteholders;

      (b) in any case where payment of principal is not made to the Note Trustee or the Principal Paying Agent on or before the due date, interest shall continue to accrue on the principal amount of the Fourth Issuer Notes (both before and after any judgment or other order of a court of competent jurisdiction) at the rates aforesaid (or, if higher, the rate of interest on judgment debts for the time being provided by English law) up to and including the date which the Note Trustee determines to be the date on and after which payment is to be made to the Noteholders in respect thereof as stated in a notice given to the Noteholders in accordance with CONDITION 14 (such date to be not later than 30 days after the day on which the whole of such principal amount, together with an amount equal to the interest which has accrued and is to accrue pursuant to this proviso up to and including that date, has been received by the Note Trustee or the Principal Paying Agent);

      (c) in any case where payment of the whole or any part of the principal amount of any Fourth Issuer Note is improperly withheld or refused upon due presentation thereof (other than in circumstances contemplated by proviso (b) above) interest shall accrue on that principal amount of which has been so withheld or refused (both before and after any judgment or other order of a court of competent jurisdiction) at the rates aforesaid (or, if higher, the rate of interest on judgment debts for the time being provided by English law) from and including the date of such withholding or refusal up to and including the date on which, upon further presentation of the relevant Fourth Issuer Note, payment of the full amount (including interest as aforesaid) in euro, U.S. dollars or sterling, as applicable, payable in respect of such Fourth Issuer Note is made or (if earlier) the seventh day after notice is given to the relevant Noteholder (either individually or in accordance with CONDITION 14 that the full amount (including interest as aforesaid) in euro, U.S. dollars or sterling, as applicable, payable in respect of such Fourth Issuer Note is available for payment, provided that, upon further presentation thereof being duly made, such payment is made; and

      (d) notwithstanding any other provision of this Deed, the right of any Noteholder to receive payment of principal and interest on the Fourth Issuer Notes, on or after the respective due dates expressed in the Fourth Issuer Notes, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of the Noteholder.

      The Fourth Issuer shall pay Additional Interest in accordance with CONDITION 4(B).

      The Note Trustee will hold the benefit of the covenants contained in this Clause on trust for the Noteholders and itself in accordance with this Deed.

2.3 At any time after a Note Event of Default shall have occurred or the Fourth Issuer Notes shall otherwise have become due and repayable or the Definitive Fourth Issuer Notes have not been issued when so required in accordance with this Deed and the relative Global Fourth Issuer Notes, the Note Trustee may and shall, if directed by an Extraordinary Resolution of the Noteholders and subject to it being indemnified and/or secured to its satisfaction:

      (a) by notice in writing to the Fourth Issuer, the Principal Paying Agent, the U.S. Paying Agent, the Transfer Agent and the Registrar require the Principal Paying Agent, the U.S. Paying Agent, the Transfer Agent and the Registrar pursuant to the Fourth Issuer Paying Agent and Agent Bank Agreement and by notice in writing to the Fourth Issuer:

             (i) act thereafter as Principal Paying Agent, U.S. Paying Agent, Transfer Agent and Registrar of the Note Trustee in relation to payments to be made by or on behalf of the Note Trustee under the provisions of this Deed mutatis mutandis on the terms provided in the Fourth Issuer Paying Agent and Agent Bank Agreement (save that the Note Trustee's liability under any provisions thereof for the indemnification, remuneration and payment of out-of-pocket expenses of the Paying Agents, the Transfer Agent and the Registrar shall be limited to the amounts for the time being held by the Note Trustee on the trusts of these presents relating to the relevant Fourth Issuer Notes and available for such purpose) and thereafter to hold all Fourth Issuer Notes and all sums, documents and records held by them in respect of Fourth Issuer Notes on behalf of the Note Trustee; or

             (ii) deliver up all Fourth Issuer Notes and all sums, documents and records held by them in respect of the Fourth Issuer Notes to the Note Trustee or as the Note Trustee shall direct in such notice provided that such notice shall be deemed not to apply to any documents or records which the relevant Paying Agent or the Registrar, as the case may be, is obliged not to release by any law or regulation; and/or

      (b) by notice in writing to the Fourth Issuer require it to make all subsequent payments in respect of the Fourth Issuer Notes to or to the order of the Note Trustee and not to the Principal Paying Agent; with effect from the issue of any such notice to the Fourth Issuer and until such notice is withdrawn CLAUSE 2.2(a) relating to the Fourth Issuer Notes shall cease to have effect.

2.4 The Fourth Issuer shall require each paying agent not a party to the Fourth Issuer Paying Agent and Agent Bank Agreement to agree in writing to hold in trust to the extent required by the Trust Indenture Act for the benefit of the Noteholders or the Note Trustee all money held by such paying agent for the payment of principal of or interest on the Fourth Issuer Notes (whether such money has been paid to it by the Fourth Issuer or any other obligor of the Fourth Issuer Notes), and the Fourth Issuer and such paying agent shall each notify the Note Trustee of any default by the Fourth Issuer (or any other obligor of the Fourth Issuer Notes) in making any such payment.

3.    FORM AND ISSUE OF FOURTH ISSUER NOTES

3.1   (a)    The  Series 1 Fourth  Issuer  Notes,  the  Series 2 Fourth  Issuer
             Notes and the Series 3 Fourth Issuer Notes will be initially offered and sold pursuant to a Registration Statement filed with the SEC. Each class of the Series 1 Fourth Issuer Notes, the
             Series 2 Fourth Issuer Notes and the Series 3 Fourth Issuer Notes will initially be represented by a separate global note in registered form (the SERIES 1 CLASS A GLOBAL FOURTH ISSUER NOTE, the SERIES 1 CLASS B GLOBAL FOURTH ISSUER NOTE, the SERIES 1
             CLASS M GLOBAL  FOURTH  ISSUER NOTE,  the SERIES 1  CLASS C GLOBAL
             FOURTH  ISSUER NOTE,  the SERIES 2 CLASS  A GLOBAL  FOURTH  ISSUER
             NOTE,  the SERIES 2 CLASS B GLOBAL  FOURTH ISSUER NOTE, the SERIES
             2 CLASS M GLOBAL FOURTH  ISSUER NOTE,  the SERIES 2 CLASS C GLOBAL
             FOURTH  ISSUER NOTE,  the  SERIES 3 CLASS A GLOBAL  FOURTH  ISSUER
             NOTE,  SERIES 3 CLASS B  GLOBAL FOURTH  ISSUER NOTE,  the SERIES 3
             CLASS M GLOBAL

             FOURTH ISSUER NOTE and the SERIES 3 CLASS C GLOBAL FOURTH ISSUER NOTE respectively, and together, the DOLLAR GLOBAL FOURTH ISSUER NOTES), in each case without coupons or talons attached and which, in aggregate, will represent the aggregate principal amount outstanding of the Series 1 Fourth Issuer Notes, the Series 2 Fourth Issuer Notes and the Series 3 Fourth Issuer Notes.

      (b) The Series 4 Fourth Issuer Notes and the Series 5 Fourth Issuer Notes will be initially offered and sold outside the United States to non-U.S. persons pursuant to Regulation S (REG S) under the Securities Act. Each class of the Series 4 Issuer Notes and the Series 5 Fourth Issuer Notes will initially be represented by a global note in registered form (the SERIES 4 CLASS A1 GLOBAL FOURTH ISSUER NOTE, the SERIES 4 CLASS A2 GLOBAL FOURTH ISSUER NOTE, the SERIES 4 CLASS B GLOBAL FOURTH ISSUER NOTE, the SERIES 4 CLASS M GLOBAL FOURTH ISSUER NOTE, the SERIES 4 CLASS C GLOBAL FOURTH ISSUER NOTE, the SERIES 5 CLASS A GLOBAL FOURTH ISSUER NOTE, the SERIES 5 CLASS B GLOBAL FOURTH ISSUER NOTE, the SERIES 5 CLASS M GLOBAL FOURTH ISSUER NOTE and the SERIES 5 CLASS C GLOBAL FOURTH ISSUER NOTE together, the REG S GLOBAL FOURTH ISSUER NOTES and, together with the Dollar Global Fourth Issuer Notes, the GLOBAL FOURTH ISSUER NOTES), in each case without coupons or talons attached and which, in aggregate, will represent the aggregate principal amount outstanding of the Series 4 Fourth Issuer Notes and the Series 5 Fourth Issuer Notes.

3.2 The Global Fourth Issuer Notes shall be printed or typed in, or substantially in, the respective forms set out in and may be executed in facsimile. Each Global Fourth Issuer Note shall represent such of the outstanding Fourth Issuer Notes of the relevant class as shall be specified therein and each shall provide that it shall represent the aggregate Principal Amount Outstanding of the relevant class of Fourth Issuer Notes from time to time endorsed thereon and that the aggregate Principal Amount Outstanding of the Fourth Issuer Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges, redemptions, purchases and transfers of interests therein in accordance with the terms of this Deed and the Fourth Issuer Paying Agent and Agent Bank Agreement. Any endorsement of a Global Fourth Issuer Note to reflect the amount of any increase or decrease in the Principal Amount Outstanding of the Fourth Issuer Notes represented thereby shall be made by the Registrar in accordance with CLAUSE 5. Title to the Global Fourth Issuer Notes shall pass by and upon the registration in the Register in respect thereof in accordance with the provisions of these presents. The Global Fourth Issuer Notes shall be issuable only in registered form without coupons or talons attached and signed manually by a person duly authorised by the Fourth Issuer on behalf of the Fourth Issuer and shall be authenticated by or on behalf of the Registrar. The Global Fourth Issuer Notes so executed and authenticated shall be binding and valid obligations of the Fourth Issuer, notwithstanding that such duly authorised person no longer holds that office at the time the Registrar authenticates the relevant Global Fourth Issuer Note.

3.3 The Global Fourth Issuer Notes shall be issued by the Fourth Issuer to Cede & Co., as nominee for DTC, in respect of each Dollar Global Fourth Issuer Note and to Citivic Nominees Limited, as nominee for the Common Depositary, in respect of each Reg S Global Fourth Issuer Note, on terms that Cede & Co. and Citivic Nominees Limited shall, respectively, hold the same for the account of the persons who would otherwise be entitled to receive the Definitive Fourth Issuer Notes and the successors in title to such persons appearing in the records of DTC, Euroclear and Clearstream, Luxembourg for the time being. Upon the issuance of each such Global Fourth Issuer Notes, DTC, Euroclear and Clearstream, Luxembourg shall credit, on their respective internal book-entry registration and transfer systems, the accounts of holders of Book-Entry Interests with the respective interests owned by such Noteholders.

3.4 The provisions of the Operating Procedures of the Euroclear System and Terms and Conditions Governing Use of Euroclear and the General Terms and Conditions of Clearstream, Luxembourg and Customer Handbook of Clearstream, Luxembourg shall be applicable to interests in the Global Fourth Issuer Notes that are held through Euroclear and Clearstream, Luxembourg.

3.5 The Fourth Issuer shall issue Definitive Fourth Issuer Notes only if any of the following applies while any of the Fourth Issuer Notes of any class are represented by a Global Fourth Issuer Note of the relevant class at any time after the fortieth day following the later of the Fourth Issuer Closing Date and the date of the issue of such Global Fourth Issuer Note:

      (a) (in the case of Dollar Global Fourth Issuer Notes) DTC has notified the Fourth Issuer that it is at any time unwilling or unable to continue as the registered holder of such Dollar Global Fourth Issuer Notes or is at any time unwilling or unable to continue as, or ceases to be, a clearing agency registered under the Exchange Act, and a successor to DTC registered as a clearing agency under the Exchange Act is not able to be appointed by the Fourth Issuer within 90 days of such notification, or (in the case of the Reg S Global Fourth Issuer Notes) both Euroclear and Clearstream, Luxembourg are closed for business for a continuous period of 14 days (other than by reason of holiday, statutory or otherwise) or announce an intention permanently to cease business and do so cease to do business and no alternative clearing system satisfactory to the Note Trustee is available; and

      (b) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political sub-division thereof) or of any authority therein or thereof having power to tax or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Fourth Issuer Closing Date, the Fourth Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Fourth Issuer Notes which would not be required were the Fourth Issuer Notes in definitive form.

      If required by this CLAUSE 3, the Fourth Issuer shall, at its sole cost and expense within 30 days of the occurrence of the relevant event, issue Definitive Fourth Issuer Notes of the same class as the class of Fourth Issuer Notes represented by the relevant Global Fourth Issuer Note in exchange for the whole (or the remaining part(s) outstanding) of the relevant Global Fourth Issuer Note. If Definitive Fourth Issuer Notes are issued, the beneficial interests represented by the Reg S Global Fourth Issuer Notes of each class shall be exchanged by the Fourth Issuer for Definitive Fourth Issuer Notes of that class (REG S DEFINITIVE FOURTH ISSUER NOTES) and the beneficial interests represented by the Dollar Global Fourth Issuer Note of each class shall be exchanged by the Fourth Issuer for Definitive Fourth Issuer Notes of that class (DOLLAR DEFINITIVE FOURTH ISSUER NOTES).

3.6 The Definitive Fourth Issuer Notes shall be printed or typed in, or substantially in, the form set out in in the denomination and transferable in units of (a) U.S.$1,000 and U.S.$10,000 (in the case of the Series 1 Fourth Issuer Notes, the Series 2 Fourth Issuer Notes and the Series 3 Fourth Issuer Notes), (b) e500,000 (in the case of the Series 4 Fourth Issuer Notes, (other than the Series 4 Class A2 Fourth Issuer Notes) and the Series 5 Fourth Issuer Notes and (c) {pound-sterling}1,000 or {pound-sterling}10,000 (in the case of the Series 4 Class A2 Fourth Issuer Notes) each or, in each case, integral multiples thereof or in such other denominations (which in the case of the Series 4 Fourth Issuer Notes (other than the Series 4 Class A2 Fourth Issuer Notes) and the Series 5 Fourth Issuer Notes must be higher than e500,000) as the Note Trustee shall determine and notify to the relevant Noteholders, shall be serially numbered and shall be endorsed with a form of transfer in the form or substantially in the form also set out in Schedule 2. Title to the Definitive Fourth Issuer Notes shall pass by and upon the registration in the Register in respect thereof in accordance with the provisions of these presents. The Definitive Fourth Issuer Notes shall be issuable only in registered form without coupons or talons attached and signed manually or in facsimile by a person duly authorised by or on behalf of the Fourth Issuer and shall be authenticated by or on behalf of the Registrar. Each Fourth Issuer Note so executed and authenticated shall be a binding and valid obligation of the Fourth Issuer notwithstanding that such duly authorised person (for whatever reason) no longer holds that office at the time the Registrar authenticates the Fourth Issuer Note.

3.7 If the Fourth Issuer is obliged to issue or procure the issue of any Definitive Fourth Issuer Notes pursuant to CLAUSE 3.5 but fails to do so within 30 days of the occurrence of the relevant event described in CLAUSE 3.5, then the Fourth Issuer shall indemnify the Note Trustee, the registered holder of the relevant Global Fourth Issuer Note(s) and the relevant Noteholders and keep them indemnified against any and all loss or damage incurred by any of them if the amount received by the Note Trustee, the registered holder of such Global Fourth Issuer Note(s) or the relevant Noteholders in respect of the Fourth Issuer Notes is less than the amount that would have been received had Definitive Fourth Issuer Notes been issued in accordance with CLAUSE 3.5. If and for so long as the Fourth Issuer discharges its obligations under this indemnity, the breach by the Fourth Issuer of the provisions of CLAUSE 3.5 shall be deemed to be cured ab initio.

4.    REPLACEMENT OF FOURTH ISSUER NOTES

      If a mutilated or defaced Global Fourth Issuer Note or Definitive Fourth Issuer Note is surrendered to the Registrar or Transfer Agent or if a Noteholder claims that a Global Fourth Issuer Note or Definitive Fourth Issuer Note has been lost, stolen or destroyed, the Fourth Issuer shall issue, and the Registrar shall authenticate, a replacement Global Fourth Issuer Note or Definitive Fourth Issuer Note, respectively, on receipt of satisfactory evidence in accordance with CONDITION 13. An indemnity for an amount sufficient in the judgement of the Fourth Issuer and the Registrar to protect the Fourth Issuer and the Registrar from any loss which any of them may suffer if a Global Fourth Issuer Note or a Definitive Fourth Issuer Note is replaced may be required by the Fourth Issuer and the Registrar. The Fourth Issuer may charge such Noteholder for its costs in replacing such Fourth Issuer Note.

5.    REGISTER, TRANSFER AND EXCHANGE OF FOURTH ISSUER NOTES

5.1   TRANSFER AND EXCHANGE OF GLOBAL FOURTH ISSUER NOTES

      A Global Fourth Issuer Note will be exchanged by the Fourth Issuer for another Global Fourth Issuer Note or Definitive Fourth Issuer Note(s) only in the circumstances set forth in CLAUSE 3.5, the Conditions, the Fourth Issuer Paying Agent and Agent Bank Agreement and the relevant Global Fourth Issuer Note. Upon the occurrence of any of the events specified therein concerning their exchange for Definitive Fourth Issuer Notes, Definitive Fourth Issuer Notes of the relevant class shall be issued in such names as the Fourth Issuer shall instruct the Registrar (based on the instructions of DTC and Euroclear and Clearstream, Luxembourg) and the Registrar shall cause the Principal Amount Outstanding of the applicable Global Fourth Issuer Note to be reduced accordingly, cancel such Global Fourth Issuer Note (if applicable) and direct DTC and Euroclear and Clearstream, Luxembourg to make corresponding reductions in their book-entry systems, and the Fourth Issuer shall execute and the Registrar shall authenticate such Definitive Fourth Issuer Notes of the relevant class in the appropriate principal amounts and the Registrar will register them. The Registrar shall deliver such Definitive Fourth Issuer Notes to the persons in whose names such Fourth Issuer Notes are so registered. Reg S Definitive Fourth Issuer Notes issued in exchange for a Book-

      Entry Interest pursuant to this CLAUSE 5.1 shall bear the legend set forth in CLAUSE 5.4, and shall be subject to all restrictions on transfer contained therein to the same extent as the Global Fourth Issuer Note so exchanged. Global Fourth Issuer Notes may also be exchanged or replaced, in whole or in part, as provided in CLAUSE 4. Every Fourth Issuer Note authenticated and delivered in exchange for, or in lieu of, a Global Fourth Issuer Note or any portion thereof, pursuant to CLAUSE 4 hereof, shall be authenticated and delivered in the form of, and shall be, a Global Fourth Issuer Note. A Global Fourth Issuer Note may not be exchanged for another Fourth Issuer Note other than as provided in this CLAUSE 5.1.

5.2   TRANSFER AND EXCHANGE OF BOOK-ENTRY INTERESTS

      The transfer and exchange of Book-Entry Interests shall be effected through DTC, Euroclear and/or Clearstream, Luxembourg, as the case may be, in accordance with these presents, the Fourth Issuer Paying Agent and Agent Bank Agreement and the procedures therefor of DTC, Euroclear and/or Clearstream, Luxembourg, as the case may be. Book-Entry Interests shall be subject to restrictions on transfer comparable to those set forth herein and in the Fourth Issuer Paying Agent and Agent Bank Agreement to the extent required by the Securities Act. The Note Trustee shall have no obligation to ascertain or to monitor DTC's, Euroclear's or Clearstream, Luxembourg's compliance with any such restrictions on transfer.

5.3   TRANSFER OF DEFINITIVE FOURTH ISSUER NOTES

      Definitive Fourth Issuer Notes may be transferred in whole or in part (provided that any partial transfer relates to a Definitive Fourth Issuer
      Note) in the principal amount of, in the case of the Series 1 Fourth Issuer Notes, the Series 2 Fourth Issuer Notes and the Series 3 Fourth Issuer Notes, U.S.$1,000 or U.S.$10,000; in the case of the Series 4
      Fourth Issuer Notes (other than the Series 4 Class A2 Fourth Issuer Notes) and the Series 5 Fourth Issuer Notes, e500,000; and in the case of the Series 4 Class A2 Fourth Issuer Notes, [GBP]1,000 or [GBP]10,000 or, in each case, any integral multiple thereof or in such other denominations (which in the case of the Series 4 Fourth Issuer Notes (other than the Series 4 Class A2 Fourth Issuer Notes) and the Series 5 Fourth Issuer Notes must be higher than e500,000) as the Note Trustee shall determine and notify to the relevant Noteholders. When Definitive Fourth Issuer Notes are presented by a Noteholder to the Registrar with a request to register the transfer of such Definitive Fourth Issuer Notes, the Registrar shall register the transfer as requested only if such Definitive Fourth Issuer Notes are presented or surrendered for registration of transfer and are endorsed or accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by such Noteholder or by his attorney duly authorised in writing and upon receipt of such certificates and other documents as shall be necessary to evidence compliance with the restrictions on transfer contained in this Agreement and in the Fourth Issuer Paying Agent and Agent Bank Agreement. Thereupon, the Registrar shall request the Fourth Issuer to issue and the Registrar shall itself authenticate new Definitive Fourth Issuer Notes required to be issued in connection with such transfer. In the case of a transfer of part only of such Definitive Fourth Issuer Note, a new Definitive Fourth Issuer Note in respect of the balance not transferred will be issued to the transferor. All transfers of Definitive Fourth Issuer Notes are subject to any restrictions on transfer set forth on such Definitive Fourth Issuer Notes and the detailed regulations concerning transfers in the Fourth Issuer Paying Agent and Agent Bank Agreement.

5.4   REGULATION S LEGEND

      Each Reg S Global Fourth  Issuer  Note  and  each Reg S Definitive Fourth
      Issuer  Note  issued  in  exchange  therefor  shall   bear  a  legend  in
      substantially the following form:

      THIS FOURTH ISSUER NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND, AS A MATTER OF U.S. LAW, PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE CLOSING DATE AND THE COMMENCEMENT OF THE OFFERING OF THE FOURTH ISSUER NOTES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

5.5   CANCELLATION AND/OR ADJUSTMENT OF GLOBAL FOURTH ISSUER NOTES

      At such time as all Book-Entry Interests in respect of a Global Fourth Issuer Note have been exchanged for Definitive Fourth Issuer Notes, such Global Fourth Issuer Note shall be returned to or retained and cancelled by the Registrar as set out in the Fourth Issuer Paying Agent and Agent Bank Agreement. At any time prior to such cancellation, if any Book-Entry Interest is exchanged for an interest in another Global Fourth Issuer Note, the principal amount of Fourth Issuer Notes represented by such Global Fourth Issuer Note shall be reduced accordingly and an endorsement shall be made on such Global Fourth Issuer Note by the Registrar to reflect such reduction.

5.6   GENERAL PROVISIONS RELATING TO ALL TRANSFERS AND EXCHANGES

(a) To permit registrations of transfers and exchanges of Fourth Issuer Notes, the Fourth Issuer shall execute and the Registrar shall authenticate Global Fourth Issuer Notes and Definitive Fourth Issuer Notes upon a written order signed by an officer of the Fourth Issuer.

(b) No service fee shall be charged to a Noteholder for any registration of a Definitive Fourth Issuer Note on transfer or exchange but the Fourth Issuer may require payment of a sum sufficient to cover any stamp or transfer tax or similar governmental charge payable in connection therewith (other than any such stamp or transfer taxes or similar governmental charge payable upon exchange or transfer pursuant to CONDITION 13) and the Registrar may require an indemnity in respect of such tax or charge.

(c) All Global Fourth Issuer Notes and Definitive Fourth Issuer Notes issued upon any registration of transfer or exchange of Global Fourth Issuer Notes or Definitive Fourth Issuer Notes shall be the valid obligations of the Fourth Issuer, evidencing the same debt and entitled to the same benefits under this Deed, as the Global Fourth Issuer Notes or Definitive Fourth Issuer Notes surrendered upon such registration of transfer or exchange.

5.7   REGISTER OF FOURTH ISSUER NOTES

      The Fourth Issuer shall at all times ensure that the Registrar maintains in London, or at such other place as the Note Trustee may agree in writing, a register (the REGISTER) in respect of the Fourth Issuer Notes showing the amount of the Global Fourth Issuer Notes or Definitive Fourth Issuer Notes, as the case may be, from time to time outstanding and the dates of issue and all subsequent transfers and changes of ownership thereof and the names and addresses of the holders of the Global Fourth Issuer Notes or the Definitive Fourth Issuer Notes. So long as DTC or its nominee, or the Common Depositary or its nominee, is the registered holder of a Global Fourth Issuer Note, DTC or the Common Depositary, as the case may be, will be considered the sole registered holder of such Global Fourth Issuer Note for all purposes under this Fourth Issuer Trust Deed. Each Fourth Issuer Note, whether in global or definitive form, shall have an identifying serial number which shall be entered on the Register. The Note Trustee and the holders of such Fourth Issuer Notes or any of them and any person authorised by it or any of them may at all reasonable times during office hours inspect the Register and take copies of or extracts from it.

6.    FEES, DUTIES AND TAXES

      The Fourth Issuer will pay any stamp duty, issue, registration, documentary or other taxes of a similar nature and duties payable in the United Kingdom, Belgium, Luxembourg or the United States, including interest and penalties, on or in connection with (a) the execution and delivery of these presents and the Transaction Documents to which it is a party and any documents executed pursuant thereto, (b) the constitution and original issue of the Fourth Issuer Notes, and (c) any action in any jurisdiction taken by or on behalf of the Note Trustee or (where permitted under these presents so to do) any Noteholder to enforce the Fourth Issuer Notes.

7.    COVENANT OF COMPLIANCE

      The Fourth Issuer covenants with the Note Trustee that it will comply with and perform and observe all the provisions of these presents, the Fourth Issuer Notes, the Fourth Issuer Deed of Charge, the Fourth Issuer Paying Agent and Agent Bank Agreement and the documents executed pursuant thereto and the other Transaction Documents which are expressed to be binding on it. The Conditions shall be binding on the Fourth Issuer, the Noteholders, the Note Trustee and all persons claiming through or under any of them. The Note Trustee shall be entitled to enforce the obligations of the Fourth Issuer under the Fourth Issuer Notes and the Conditions and to exercise any other rights, powers, authorities and discretions conferred upon the Note Trustee in the Conditions as if the same were set out and contained in this Deed, which shall be read and construed as one document with the Fourth Issuer Notes. The Note Trustee shall hold the benefit of this covenant upon trust for itself and the
      Noteholders according to its and their respective interests. The provisions of SCHEDULE 4 shall have effect in the same manner as if herein set forth.

8.    CANCELLATION OF FOURTH ISSUER NOTES AND RECORDS

8.1 The Fourth Issuer shall procure that all Fourth Issuer Notes (a) redeemed, (b) being mutilated or defaced, surrendered and replaced pursuant to CONDITION 13 or (c) exchanged as provided in these presents shall forthwith be cancelled by or on behalf of the Fourth Issuer and a certificate stating:

      (i) the aggregate principal amount of Fourth Issuer Notes which have been redeemed;

      (ii) the serial numbers of Fourth Issuer Notes of each class so redeemed;

      (iii) the aggregate amount of interest paid (and the due dates of such payments) on Fourth Issuer Notes of each class; and

      (iv) the aggregate principal amounts of Fourth Issuer Notes of each class which have been so exchanged and replaced and the serial numbers of such Fourth Issuer Notes in definitive form,

      shall be given to the Note Trustee by or on behalf of the Fourth Issuer as soon as possible and in any event within four months after the date of such redemption, purchase, cancellation, exchange or replacement, as the case may be. The Note Trustee may accept without further investigation or inquiry such certificate as conclusive evidence of such redemption, purchase, exchange or replacement pro tanto of the Fourth Issuer Notes or payment of interest thereon and of cancellation of the relative Fourth Issuer Notes.

8.2 The Fourth Issuer shall procure that the Registrar shall keep a full and complete record of all Fourth Issuer Notes and of their redemption, cancellation, payment or exchange (as the case may be) and of all replacement Fourth Issuer Notes issued in substitution for lost, stolen, mutilated, defaced or destroyed Fourth Issuer Notes. The Fourth Issuer shall procure that the Registrar shall at all reasonable times make such record available to the Fourth Issuer and the Note Trustee.

8.3 All records and certificates maintained pursuant to this Clause shall make a distinction between Definitive Fourth Issuer Notes and Global Fourth Issuer Notes.

9.    ENFORCEMENT

9.1 The Note Trustee may at any time, at its discretion and without notice, take such proceedings and/or other action as it may think fit against or in relation to the Fourth Issuer or any other person as it may think fit to enforce its obligations under these presents, the Fourth Issuer Notes or any of the other Transaction Documents.

9.2 Unless the contrary be proved to the satisfaction of the Note Trustee, proof that as regards any specified Fourth Issuer Note the Fourth Issuer has made default in paying any amount due in respect of such Fourth Issuer Note shall be sufficient evidence that the same default has been made as regards all other Fourth Issuer Notes in respect of which the relevant amount is due and payable.

9.3 References in CLAUSES 2.2(b) and 2.2(c) or the provisions of any trust deed supplemental to this Deed corresponding to CLAUSES 2.2(b) and 2.2(c) to the rates aforesaid shall, in the event of such Fourth Issuer Notes having become due and repayable, with effect from the expiry of the Interest Period during which such Fourth Issuer Notes become due and repayable, be construed as references to rates of interest calculated mutatis mutandis in accordance with the Conditions except that no notices need be published in respect thereof.

10.   PROCEEDINGS, ACTIONS AND INDEMNIFICATION

10.1 The Note Trustee shall not be bound to take any proceedings mentioned in CLAUSE 9.1 or any other action in relation to these presents, the Fourth Issuer Notes or any documents executed pursuant thereto or any of the other Transaction Documents to which the Note Trustee is a party unless
      (a) respectively directed or requested to do so by an Extraordinary Resolution of the Class A Fourth Issuer Noteholders, the Class B Fourth Issuer Noteholders, the Class M Fourth issuer Noteholders, or the Class C Fourth Issuer Noteholders, as the case may be, or in writing by the holders of at least one-quarter in aggregate Principal Amount Outstanding of the Class A Fourth Issuer Notes, the Class B Fourth Issuer Notes, the Class M Fourth Issuer Notes or the Class C Fourth Issuer Notes, as the case may be, and (b) it shall be indemnified and/or secured to its satisfaction against all liabilities, actions, proceedings, claims and demands to which it may be or become liable and all costs, charges, damages and expenses which may be incurred by it in connection therewith, and the terms of such indemnity may include the provisions of a fighting fund, non-recourse loan or other similar arrangement PROVIDED THAT:

      (a) the Note Trustee shall not be obliged to act at the direction or request of the Class B Fourth Issuer Noteholders as aforesaid unless either the Note Trustee is of the sole opinion that to do so would not be materially prejudicial to the interests of the Class

             A Fourth Issuer Noteholders or such action is sanctioned by an Extraordinary Resolution of the Class A Fourth Issuer Noteholders;

      (b) the Note Trustee shall not be obliged to act at the direction or request of the Class M Fourth Issuer Noteholders as aforesaid unless (x) either the Note Trustee is of the sole opinion that to do so would not be materially prejudicial to the interests of the Class A Fourth Issuer Noteholders or such action is sanctioned by an Extraordinary Resolution of the Class A Fourth Issuer Noteholders and (y) either the Note Trustee is of the sole opinion that to do so would not be materially prejudicial to the interests of the Class B Fourth Issuer Noteholders or such action is sanctioned by an Extraordinary Resolution of the Class B Fourth Issuer Noteholders.

      (c) the Note Trustee shall not be obliged to act at the direction or request of the Class C Fourth Issuer Noteholders as aforesaid unless (x) either the Note Trustee is of the sole opinion that to do so would not be materially prejudicial to the interests of the Class A Fourth Issuer Noteholders or such action is sanctioned by an Extraordinary Resolution of the Class A Fourth Issuer Noteholders and (y) either the Note Trustee is of the sole opinion that to do so would not be materially prejudicial to the interests of the Class B Fourth Issuer Noteholders or such action is sanctioned by an Extraordinary Resolution of the Class B Fourth Issuer Noteholders and (z) either the Note Trustee is of the sole opinion that to do so would not be materially prejudicial to the interests of the Class M Fourth Issuer Noteholders or such action is sanctioned by an Extraordinary Resolution of the Class M Fourth Issuer Noteholders.

10.2 Save as provided below, only the Note Trustee may enforce the provisions of these presents, the Conditions or the Fourth Issuer Notes. No Noteholder shall be entitled to proceed directly against the Fourth Issuer or any other party to any of the Fourth Issuer Transaction Documents unless the Note Trustee having become bound as aforesaid to take proceedings fails to do so within a reasonable period and such failure is continuing provided that no Class C Fourth Issuer Noteholder, no Class M Fourth Issuer Noteholder and no Class B Fourth Issuer Noteholder shall be entitled to take proceedings for the winding up or administration of the Fourth Issuer for so long as there are any Class A Fourth Issuer Notes outstanding and no Class M Fourth Issuer Noteholder shall be entitled to take proceedings for the winding up or administration of the Fourth Issuer for so long as there are any Class B Fourth Issuer Notes outstanding and no Class C Fourth Issuer Noteholder shall be entitled to take proceedings for the winding up or administration of the Fourth Issuer for so long as there are any Class M Fourth Issuer Notes outstanding. Consistent with Section 316 of the Trust Indenture Act, each Noteholder shall have the right to institute proceedings for the enforcement of payment of principal and interest on the Fourth Issuer Notes held by it, on or after the maturity date of the relevant Fourth Issuer Notes set out on the face of such Fourth Issuer Notes.

11.   DISCHARGE OF PAYMENT

      Any payment to be made in respect of the Fourth Issuer Notes by the Fourth Issuer or the Note Trustee may be made in accordance with the Conditions and any payment so made shall be a good discharge of the relevant payment obligation of the Fourth Issuer or, as the case may be, the Note Trustee.

12.   PARTIAL PAYMENTS

      Upon presentation and surrender to the Registrar of a Definitive Fourth Issuer Note that is redeemed in part, the Registrar shall authenticate for the holder a new Definitive Fourth Issuer Note equal in principal amount to the principal amount of the unredeemed portion of the Definitive Fourth Issuer Note surrendered. Upon presentation of a Global Fourth Issuer Note that is redeemed in part, the Registrar shall make a notation on Part I of the Schedule thereto to reduce the aggregate principal amount of such Global Fourth Issuer Note to an amount equal to the aggregate principal amount of the unredeemed portion of the Global Fourth Issuer Note presented.

13.   COVENANTS BY THE FOURTH ISSUER

      So long as any of the Fourth Issuer Notes remains outstanding (or, in the case of paragraphs (h), (i), (j), (n) and (o), so long as any of the Fourth Issuer Notes remains liable to prescription or, in the case of PARAGRAPH (q), until the expiry of a period of 30 days after the relevant date (as defined in CONDITION 7) in respect of the payment of principal in respect of all such Fourth Issuer Notes remaining outstanding at such time) the Fourth Issuer covenants with the Note Trustee that it shall:

      (a)    CONDUCT:   at  all  times  carry  on  and conduct its affairs in a
             proper and efficient manner and in accordance with its constitutive documents and all laws and regulations applicable to it;

      (b) INFORMATION: give or procure to be given to the Note Trustee such opinions, certificates, information and evidence as the Note Trustee shall require and in such form as it shall require, including without limitation the procurement by the Fourth Issuer of all such certificates called for by the Note Trustee pursuant to this Deed for the purpose of the discharge or exercise of the duties, trusts, powers, authorities and discretions vested in it under these presents or by operation of law;

      (c) ACCOUNTS FOR STOCK EXCHANGE: cause to be prepared and certified by the Auditors of the Fourth Issuer in respect of each Financial Period, accounts in such form as will comply with all relevant legal and accounting requirements and all requirements for the time being of any stock exchange, competent listing authority and/or quotation system on or by which the Fourth Issuer Notes are listed, quoted and/or traded;

      (d) BOOKS AND RECORDS: at all times keep proper books of account and allow the Note Trustee and any person appointed by the Note Trustee free access to such books of account at all reasonable times during normal business hours;

      (e) NOTEHOLDER INFORMATION: send to the Note Trustee (in addition to any copies to which it may be entitled as a holder of any securities of the Fourth Issuer) two copies in English of every balance sheet, profit and loss account, report, circular and notice of general meeting and every other document issued or sent to its shareholders as a class together with any of the foregoing, and every document issued or sent to holders of securities other than its shareholders (including the Noteholders) as soon as practicable after the issue or publication thereof;

      (f) NOTICE OF NOTE EVENT OF DEFAULT: give notice in writing to the Note Trustee of the occurrence of any Note Event of Default or any matter it concludes, acting reasonably, to be likely to give rise to a Note Event of Default immediately upon becoming aware thereof, including the status of any such default or matter and what action the Fourth Issuer is taking or proposes to take with respect thereto, and without waiting for the Note Trustee to take any action;

      (g)    NOTICE OF DEFERRAL OF PAYMENTS:   as  soon  as  practicable  after
             becoming aware that any part of a payment of interest on the Fourth Issuer Notes will be deferred or that a payment previously deferred will be made in accordance with CONDITION 4, give notice thereof to the Noteholders in accordance with CONDITION 14 and, for so long as the Fourth Issuer Notes are listed on the official list of the United Kingdom Listing Authority and admitted to trading on the London Stock Exchange's market for listed securities, in accordance with the listing rules of the United Kingdom Listing Authority and the rules of the London Stock Exchange;

      (h) CERTIFICATES RELATING TO FINANCIAL INFORMATION: give to the Note Trustee (i) within 14 days after demand by the Note Trustee therefor and (ii) (without the necessity for any such demand) promptly after the publication of its audited accounts in respect of each Financial Period commencing with the financial period first ending after the date hereof and in any event not later than 120 days after the end of each such financial period a certificate signed by two directors of the Fourth Issuer to the effect that as at a date not more than seven days before delivering such certificate (the CERTIFICATION DATE) there did not exist and had not existed since the certification date of the previous certificate (or in the case of the first such certificate the date hereof) any Note Event of Default (or if such exists or existed, specifying the same) and that during the period from and including the certification date of the last such certificate (or in the case of the first such certificate the date hereof) to and including the certification date of such certificate the Fourth Issuer has complied, to the best of such directors' knowledge and belief, with all its obligations contained in these presents and each of the Fourth Issuer Transaction Documents to which it is a party or (if such is not the case) specifying the respects in which it has not so complied;

      (i) FURTHER ASSURANCES: at all times execute and do all such further documents, acts and things as may be necessary at any time or times in the opinion of the Note Trustee to give effect to these presents and the other Fourth Issuer Transaction Documents only in so far as permitted by law;

      (j) AGENT BANK, REFERENCE BANKS ETC.: at all times maintain an Agent Bank, four Reference Banks, a Paying Agent, a Transfer Agent and a Registrar in accordance with the Conditions;

      (k) NOTIFICATION OF NON-PAYMENT: procure the Principal Paying Agent (or any other relevant Paying Agent) to notify the Note Trustee forthwith in the event that (i) the Principal Paying Agent (or other relevant Paying Agent) does not, on or before the due date for any payment in respect of any of the Fourth Issuer Notes, receive unconditionally pursuant to the Fourth Issuer Paying Agent and Agent Bank Agreement, as applicable, payment of the full amount in the requisite currency of the monies payable on such due date on all such Fourth Issuer Notes, or (ii) there are insufficient funds in euro, U.S. dollars, or sterling, as the case may be, available to the Principal Paying Agent to discharge the amount of the monies payable on such due date;

      (l) NOTIFICATION OF LATE UNCONDITIONAL PAYMENT: in the event of any unconditional payment to the Principal Paying Agent, any other relevant Paying Agent, or the Note Trustee of any sum due in respect of any of the Fourth Issuer Notes being made after the due date for payment thereof forthwith give or procure to be given notice to the relevant Noteholders in accordance with Condition 14 that such payment has been made;

      (m) LISTING: use reasonable endeavours to maintain the listing of the Fourth Issuer Notes on the official list of the United Kingdom Listing Authority and to maintain the admission to trading of the Fourth Issuer Notes on the London Stock Exchange's market for listed securities or, if it is unable to do so having used reasonable endeavours, use reasonable endeavours to obtain and maintain a quotation, listing and admission to trading of the Fourth Issuer Notes on or by such other stock exchanges, competent listing authorities and/or quotation systems as the Fourth Issuer may decide (with the prior written approval of the Note Trustee) and shall also upon obtaining a quotation, listing and admission to trading of such Fourth Issuer Notes on or by such other stock exchanges, competent listing authorities and/or quotation systems enter into a trust deed supplemental to this Deed to effect such consequential amendments to this Deed as the Note Trustee may require or as shall be requisite to comply with the requirements of any such stock exchange, competent listing authority and/or quotation system;

      (n) CHANGE OF AGENT BANK, REFERENCE BANKS, ETC.: give notice to the Noteholders in accordance with CONDITION 14 of any appointment, resignation or removal of any Agent Bank, Reference Banks, Paying Agent, Transfer Agent or Registrar (other than the appointment of the initial Agent Bank, Reference Banks, Paying Agents, Transfer Agent and Registrar) after, except in the case of resignation, having obtained the prior written approval of the Note Trustee (such approval not to be unreasonably withheld or delayed) thereto or any change of any Paying Agent's, Agent Bank's, Transfer Agent's or Registrar's specified office and (except as provided by the Fourth Issuer Paying Agent and Agent Bank Agreement or the Conditions) at least 30 days prior to such event taking effect; PROVIDED ALWAYS THAT so long as any of the Fourth Issuer Notes remains outstanding in the case of the termination of the appointment of the Agent Bank, Transfer Agent or the Registrar or so long as any of the Fourth Issuer Notes remains liable to prescription in the case of the termination of the appointment of the Principal Paying Agent no such termination shall take effect until a new Agent Bank, Transfer Agent, Registrar or Principal Paying Agent, as the case may be, has been appointed on terms previously approved in writing by the Note Trustee;

      (o) PRE-APPROVAL OF NOTICES: obtain the prior written approval of the Note Trustee to, and promptly give to the Note Trustee and the Rating Agencies two copies of, the form of every notice given to the Noteholders in accordance with CONDITION 14 (such approval, unless so expressed, not to constitute an invitation or inducement to engage in investment activities within the meaning of Section 21 of the Financial Services and Markets Act 2000);

      (p) AVAILABILITY OF MEETING MATERIALS: from time to time as required or contemplated by this Deed or as reasonably requested by the Note Trustee, make available through the Paying Agents, or otherwise, such documents as may be required by the Noteholders in connection with meetings of Noteholders;

      (q) COMPLIANCE WITH FOURTH ISSUER PAYING AGENT AND AGENT BANK AGREEMENT AND OTHER TRANSACTION DOCUMENTS: use its best endeavours to procure that the Agent Bank, the Paying Agents, the Transfer Agent and the Registrar comply with and perform all their respective obligations under the Fourth Issuer Paying Agent and Agent Bank Agreement and the other Transaction Documents and (in the case of the Paying Agents, the Transfer Agent and the Registrar) any notice given by the Note Trustee pursuant to CLAUSE 2.3(a) and not make any amendment or modification to the Fourth Issuer Paying Agent and Agent Bank Agreement or any other Transaction Documents or agree to waive or authorise any breach thereof without the prior written approval of the Note Trustee;

      (r) EXERCISE OF REDEMPTION RIGHTS: in the event that Funding 1 elects to prepay any Term Advance in whole or in part under CLAUSE 8 of the Intercompany Loan Terms and Conditions, the Fourth Issuer shall exercise its right to redeem the corresponding class or classes of Fourth Issuer Notes in the same respective aggregate principal amounts as such Term Advance on the same Interest Payment Date under CONDITION 5(B);

      (s) REDEMPTION REQUIREMENTS: not give notice of its election to redeem all or any part of a class or classes of Fourth Issuer Notes pursuant to CONDITION 5(D) or (E) unless it shall first have:

             (i) given prior written notice to the Note Trustee of its intention so to do in accordance with the Fourth Issuer Paying Agent and Agent Bank Agreement;

             (ii) delivered to the Note Trustee a certificate signed by two directors of the Fourth Issuer certifying that the Fourth Issuer will have the necessary funds on the Interest Payment Date on which redemption is to occur (the REDEMPTION DATE) to discharge all amounts required under the Fourth Issuer Deed of Charge to be paid in priority to such class or classes of Fourth Issuer Notes on the redemption date, and to redeem such class or classes of Fourth Issuer Notes in whole or, as the case may be, in part; and that all such funds will on such redemption date be subject to the security constituted by the Fourth Issuer Deed of Charge and not subject to the interest of any other person; and

             (iii) provided  evidence  acceptable  to the Note Trustee  of  the matters certified by it in paragraph (ii) above,

             provided always that the provisions of this subclause are subject to and without prejudice to the provisions of CLAUSE 13(O);

      (t) UNITED STATES REPORTING REQUIREMENTS: file with the Note Trustee copies of the annual reports and of the information, documents, and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Fourth Issuer is required to file with the SEC pursuant to
             Section 13 or 15(d) of the Exchange Act within 15 days after it files them with the SEC and comply with the other provisions of
             Section 314(a) of the Trust Indenture Act;

      (u) INTEREST IN FOURTH ISSUER CHARGED PROPERTY: ensure that, save as permitted in these presents, the Fourth Issuer Deed of Charge, the Conditions and the other Fourth Issuer Transaction Documents, no person other than the Fourth Issuer and the Security Trustee shall have any equitable interest in the Fourth Issuer Charged Property;

      (v) MAINTENANCE OF FOURTH ISSUER CASH MANAGER: ensure that there is at all times a cash manager appointed in accordance with the provisions of the Fourth Issuer Cash Management Agreement;

      (w) TAX DEDUCTION: take reasonable steps to ensure that it does not engage in any course of conduct that would lead to a deduction, for United Kingdom corporation tax purposes, in respect of accrued interest or discount on the Fourth Issuer Notes by the Fourth Issuer being denied, postponed or restricted (whether such denial, postponement or restriction results from the application of paragraph 2 or 13 of Schedule 9 of the Finance Act 1996 or otherwise);

      (x) UNITED KINGDOM AND UNITED STATES TAX STATUS: ensure that it is at all times solely resident in the United Kingdom for United Kingdom tax purposes and has no branch, business establishment or other fixed establishment outside the United Kingdom; and furthermore, ensure that it will not engage in any activities in the United States (directly or through agents), will not derive any income from United States sources as determined under United States income tax principles, and will not hold any property if doing so would cause it to be engaged or deemed to be engaged in a trade or business within the United States as determined under United States income tax principles;

      (y) PRE-ENFORCEMENT PAYMENTS: ensure that amounts standing to the credit of the Fourth Issuer Transaction Account will be applied by the Fourth Issuer in or towards satisfaction of such of the obligations set out in the Fourth Issuer Cash Management Agreement as may be, at any given time, then due and payable (in each case only if and to the extent that payments or provisions of a higher order of priority which are also due and payable or are likely to fall due at that time or prior to the next succeeding Interest Payment Date have been made or provided for in full);

      (z) AVAILABILITY OF INFORMATION: make available for inspection by Noteholders at the specified office of the Registrar during normal business hours on any Business Day copies of each balance sheet and profit and loss account sent to the Note Trustee pursuant to CLAUSE 13(e), this Deed, and the other Transaction Documents and promptly provide the Registrar with the information specified in CONDITION 5(C);

      (aa) RATINGS: furnish, or procure that there is furnished, from time to time, any and all documents, instruments, information and undertakings that may be reasonably necessary in order to maintain the current ratings of the Fourth Issuer Notes by the Rating
             Agencies (save that when any such document, instrument, information and/or undertaking is not within the possession or control of the Fourth Issuer, the Fourth Issuer agrees only to use its best efforts to furnish, or procure that there is furnished, from time to time any such documents, instruments, information and undertakings as may be reasonably necessary in order to maintain the current ratings of the Fourth Issuer Notes by the Rating Agencies);

      (bb)   CALCULATIONS:   do, or procure that there are done on its  behalf,
             all calculations required pursuant to the Conditions;

      (cc) DTC, EUROCLEAR AND CLEARSTREAM, LUXEMBOURG: use its reasonable endeavours to procure that DTC, Euroclear and/or Clearstream, Luxembourg (as the case may be) issue(s) any certificate or other document requested by the Note Trustee acting reasonably pursuant to these presents as soon as practicable after such request;

      (dd) INFORMATION REGARDING NOTEHOLDERS: furnish or cause to be furnished to the Note Trustee on 30th June and 31st December of each year, commencing [30th June], 2004 and at such other times as the Note Trustee may request in writing, all information in the possession or control of the Fourth Issuer, or of the Registrar as to the names and addresses of the Noteholders, and requiring the Note Trustee to preserve, in as current a form as is reasonably practicable, all such information so furnished to it;

      (ee) OFFICERS' CERTIFICATES AND OPINIONS OF COUNSEL; STATEMENTS TO BE CONTAINED THEREIN: upon any application, demand or request by the Fourth Issuer to the Note Trustee to take any action under any of the provisions of this Deed (other than the issuance of Fourth Issuer Notes) and upon request of the Note Trustee, furnish to the Note Trustee an officers' certificate and opinion of counsel complying with the provisions of Section 314 of the Trust Indenture Act (an OFFICERS' CERTIFICATE and OPINION OF COUNSEL, respectively);

      (ff) AUTHORISED SIGNATORIES: upon the execution of this Deed and thereafter forthwith upon any change of the same, deliver to the Note Trustee (with a copy to the Principal Paying Agent and the Registrar) a list of the Authorised Signatories of the Fourth Issuer, together with certified specimen signatures of the same; and

      (gg) NEW NOTES: procure that notice of any New Notes to be issued by any New Issuer is given to the Noteholders in accordance with CONDITION 14.

14.   REMUNERATION AND INDEMNIFICATION OF THE NOTE TRUSTEE

14.1 The Fourth Issuer shall pay to the Note Trustee remuneration for its services as trustee as from the date of this Deed, such remuneration to be at such rate and to be paid on such dates as may from time to time be agreed in writing between the Fourth Issuer and the Note Trustee. The rate of remuneration in force from time to time may upon the final redemption of the whole of the Fourth Issuer Notes of any series be reduced by such amount as shall be agreed in writing between the Fourth Issuer and the Note Trustee, such reduced remuneration to be calculated from such date as shall be agreed as aforesaid. Such remuneration shall accrue from day to day and be payable (in priority to payments to the Noteholders) up to and including the date when, all the Fourth Issuer Notes having become due for redemption, the redemption monies and interest thereon to the date of redemption have been paid to the Principal Paying Agent or, as the case may be, the Note Trustee PROVIDED THAT if upon due presentation of any Fourth Issuer Note or any cheque payment of the monies due in respect thereof is improperly withheld or refused, remuneration will commence again to accrue until payment to Noteholders is made.

14.2 In the event of the occurrence of a Note Event of Default or the Note Trustee in its absolute discretion considering it necessary, or being requested by the Fourth Issuer to undertake duties which the Note Trustee and the Fourth Issuer agree to be of an exceptional nature or otherwise outside the scope of the normal duties of the Note Trustee under this Deed, the Fourth Issuer shall pay to the Note Trustee such additional remuneration as shall be agreed between them.

14.3 The Fourth Issuer shall pay to the Note Trustee in addition an amount equal to the amount of any value added tax or similar tax chargeable in respect of its remuneration under this Deed against production of a valid tax invoice.

14.4  In the event of the Note Trustee and the Fourth Issuer failing to agree:

      (a) (in a case to which SUBCLAUSE 14.1 above applies) upon the amount of the remuneration; or

      (b) (in a case to which SUBCLAUSE 14.2 applies) upon whether such duties shall be of an exceptional nature or otherwise outside the scope of the normal duties of the Note Trustee under this Deed, or upon such additional remuneration, such matters shall be determined by a merchant or investment bank (acting as an expert and not as an arbitrator) selected by the Note Trustee and approved by the Fourth Issuer or, failing such approval, nominated (on the application of the Note Trustee) by the President for the time being of The Law Society of England and Wales (the expenses involved in such nomination and the fees of such merchant or investment bank being payable by the Fourth Issuer) and the determination of any such merchant or investment bank shall be final and binding upon the Note Trustee and the Fourth Issuer.

14.5 In addition to remuneration hereunder, the Fourth Issuer shall on written request pay (on an indemnity basis) all other costs, charges and expenses which the Note Trustee may properly incur in relation to the negotiation, preparation and execution of, the exercise of its powers and the performance of its duties under, and in any other manner in relation to, this Deed and any other Transaction Document to which the Note Trustee is a party, including but not limited to travelling and legal expenses properly incurred and any stamp, issue, registration, documentary and other similar taxes or duties paid or payable by the Note Trustee in connection with any action taken or contemplated by or on behalf of the Note Trustee for enforcing, or for any other purpose in relation to, this Deed or any of the other Transaction Documents.

14.6 All amounts payable pursuant to SUBCLAUSE 14.5 and/or CLAUSE 15(l) shall be payable by the Fourth Issuer on the date specified in a written demand by the Note Trustee and in the case of payments actually made by the Note Trustee prior to such demand shall (if not paid within three days after such demand and the Note Trustee so requires) carry interest at the rate of 3 per cent. per annum above the mean base rate from time to time of the Reference Banks from the date specified in such demand, and in all other cases shall (if not paid on the date specified in such demand or, if later, within three days after such demand and, in either case, the Note Trustee so requires) carry interest at such rate from the date specified in such demand. All remuneration payable to the Note Trustee shall carry interest at such rate from the due date therefor.

14.7 Unless otherwise specifically stated in any discharge of this Deed the provisions of this Clause and CLAUSE 15(l) shall continue in full force and effect notwithstanding such discharge.

14.8 The Note Trustee shall be entitled in its absolute discretion to determine in respect of which series of Fourth Issuer Notes any liabilities incurred under this Deed have been incurred.

15.   SUPPLEMENT TO TRUSTEE ACTS

      Section 1 of the Trustee Act 2000 shall not apply to the duties of the Trustee in relation to the trusts constituted by these presents. Where there are any inconsistencies between the Trustee Acts and the provisions of these presents, the provisions of these presents shall, to the extent allowed by law, prevail and, in the case of any such inconsistency with the Trustee Act 2000, the provisions of these presents shall constitute a restriction or exclusion for the purposes of that Act.

      The Note Trustee shall have all the powers conferred upon trustees by the Trustee Act 1925 of England and Wales and by way of supplement thereto it is expressly declared as follows (which provisions, except as expressly provided in this CLAUSE 15, shall be in lieu of the provisions contained in Section 315(a) of the Trust Indenture Act):

      (a) EXPERT ADVICE OR OPINION: the Note Trustee may in relation to these presents or the other Transaction Documents act on the advice or opinion of or any information obtained from any lawyer, valuer, accountant, surveyor, banker, broker, auctioneer or other expert whether obtained by the Fourth Issuer, the Note Trustee, the Principal Paying Agent, the Registrar or otherwise and shall not be responsible for any liability occasioned by so acting in good faith; any such advice, opinion or information may be sent or obtained by letter, telex, telegram, facsimile transmission, e- mail or cable and the Note Trustee shall not be liable for acting on any advice, opinion or information purporting to be conveyed by any such letter, telex, telegram, facsimile transmission or cable although the same shall contain some error or shall not be authentic;

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      (b)   CERTIFICATE  AS SUFFICIENT  EVIDENCE:  the Note Trustee may call for and shall be at liberty to accept as sufficient evidence of any fact
            or  matter  or  the  expediency  of  any   transaction  or  thing  a
            certificate signed by any two directors of the Fourth Issuer and the Note Trustee shall not be bound in any such case to call for further evidence or be responsible for any liability that may be occasioned by it or any other person acting on such certificate;

      (c) CUSTODY OF DOCUMENTS: the Note Trustee shall be at liberty to hold these presents and any other documents relating thereto or any other Transaction Documents or to deposit them in any part of the world with any banker or banking company or company whose business includes undertaking the safe custody of documents or lawyer or firm of lawyers considered by the Note Trustee to be of good repute and the Note Trustee shall not be responsible for or required to insure against any liability incurred in connection with any such holding or deposit and may pay all sums required to be paid on account of or in respect of any such deposit;

      (d) APPLICATION OF PROCEEDS: the Note Trustee shall not be responsible for the receipt or application of the proceeds of the issue of any of the Fourth Issuer Notes by the Fourth Issuer, the exchange of any Global Fourth Issuer Note for another Global Fourth Issuer Note or Definitive Fourth Issuer Notes or the exchange of any Definitive Fourth Issuer Note for another Definitive Fourth Issuer Note or the delivery of any Global Fourth Issuer Note or Definitive Fourth Issuer Notes to the person(s) entitled to it or them;

      (e)   ASSUMPTION OF NO DEFAULT: except to the extent required pursuant to
            Section 315(b) of the Trust Indenture Act, the Note Trustee shall not be bound to give notice to any person of the execution of any documents comprised or referred to in these presents or to take any steps to ascertain whether any Note Event of Default has happened and, until it shall have actual written notice pursuant to these presents to the contrary, the Note Trustee shall be entitled to assume that no Note Event of Default has occurred and that the Fourth Issuer is observing and performing all of its obligations under these presents;

      (f) ABSOLUTE DISCRETION: save as expressly otherwise provided in this Deed, the Note Trustee shall have absolute and uncontrolled discretion as to the exercise or non-exercise of its trusts, powers, authorities and discretions under these presents (the exercise or non-exercise of which as between the Note Trustee and the Noteholders shall be conclusive and binding on the Noteholders) and provided it shall not have acted fraudulently or negligently or in breach of the terms of this Deed, shall not be responsible for any liability which may result from their exercise or non-exercise;

      (g) RELIANCE ON EXTRAORDINARY RESOLUTION: the Note Trustee shall not be liable to any person by reason of having acted upon any Extraordinary Resolution in writing or any Extraordinary Resolution or other resolution purporting to have been passed at any meeting of the Noteholders of all or any class or classes in respect whereof minutes have been made and signed even though subsequent to its acting it may be found that there was some defect in the constitution of the meeting or the passing of the resolution or (in the case of an Extraordinary Resolution in writing) that not all Noteholders had signed the Extraordinary Resolution or that for any reason the resolution was not valid or binding upon such Noteholders;

      (h) RELIANCE ON NOTICE OF PREPAYMENT: without prejudice to the right of the Note Trustee to require and/or accept any other evidence, the Note Trustee may accept as conclusive evidence of the matters certified therein a certificate signed by two


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            directors  of the Fourth  Issuer under  CLAUSE  13(s)(ii).  The Note
            Trustee shall have no responsibility to the Noteholders or any other person for guaranteeing or ensuring that the Fourth Issuer's liabilities in respect of the Fourth Issuer Notes and any other amounts are in fact discharged on the due date and shall have no liability to the Noteholders or any other person for any failure by the Fourth Issuer to discharge or pay such liabilities and other amounts;

      (i) FOURTH ISSUER CHARGED PROPERTY: the Note Trustee may accept without enquiry, requisition or objection such title as the Fourth Issuer may have to the Fourth Issuer Charged Property or any part thereof from time to time and shall not be bound to investigate or make any enquiry into the title of the Fourth Issuer to the Fourth Issuer Charged Property or any part thereof from time to time whether or not any default or failure is or was known to the Note Trustee or might be, or might have been, discovered upon examination, inquiry or investigation and whether or not capable of remedy. Notwithstanding the generality of the foregoing, each Noteholder shall be solely responsible for making its own independent appraisal of and investigation into the financial condition, creditworthiness, condition, affairs, status and nature of the Fourth Issuer, and the Note Trustee shall not at any time have any responsibility for the same and each Noteholder shall not rely on the Note Trustee in respect thereof;

      (j) RELIANCE ON CERTIFICATES OR CONFIRMATIONS: except in the event of wilful default or manifest error, the Note Trustee shall be entitled to rely without investigation or enquiry on a certificate or confirmation of the Agent Bank, any Paying Agent, any Rating Agency or any Reference Bank in respect of every matter and circumstance for which a certificate or confirmation of the Agent Bank, any Paying Agent, any Rating Agency or any Reference Bank is expressly provided for under these presents, the Conditions or any other Transaction Document and to call for and rely upon a certificate or confirmation of the Agent Bank, any Paying Agent, any Rating Agency or any Reference Bank or any other person as to any other fact or matter prima facie within the knowledge of the Agent Bank, any Paying Agent, any Rating Agency or any Reference Bank or such other person, as sufficient evidence thereof and the Note Trustee shall not be bound in any such case to call for further evidence or be responsible for any loss, liability, costs, damages, expenses or inconvenience that may be occasioned by its failing so to do or the exercise or non-exercise by the Note Trustee of any of its powers, duties and discretions hereunder;

      (k) FOURTH ISSUER NOTES NOT AUTHENTIC: the Note Trustee shall not be liable to any person by reason of having accepted as valid or not having rejected any Fourth Issuer Note purporting to be such and subsequently found to be forged or not authentic;

      (l) INDEMNITY: without prejudice to the right of indemnity by law given to trustees, the Fourth Issuer shall indemnify the Note Trustee (except where the Note Trustee is indemnified by the Noteholders) and keep it or him indemnified against all liabilities to which it or he may be or become subject or which may be incurred by it or him in the proper execution or purported proper execution of any of its or his trusts, powers, authorities and discretions under these presents or any other Transaction Document or its or his functions under any such appointment or in respect of any other matter or thing done or omitted in any way relating to these presents or any other Transaction Document or any such appointment save to the extent that the same arises as a result of wilful default, wilful misconduct, fraud or breach of trust on the part of the Note Trustee. The Note Trustee shall keep the Fourth Issuer informed of the progress of any claims against the Note Trustee;

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

      (m) CONSENT OR APPROVAL: any consent or approval given by the Note Trustee for the purposes of these presents or the Fourth Issuer Notes may be given on such terms and subject to such conditions (if any) as the Note Trustee thinks fit (acting reasonably) and, notwithstanding anything to the contrary in these presents or the Fourth Issuer Notes, may be given retrospectively;

      (n) NO DISCLOSURE OBLIGATION: unless and to the extent ordered so to do by a court of competent jurisdiction, the Note Trustee shall not be required to disclose to any Noteholder any information (including, without limitation, information of a confidential, financial or price sensitive nature) made available to the Note Trustee by the Fourth Issuer or any other person in connection with these presents or any other Transaction Document and no Noteholder shall be entitled to take any action to obtain from the Note Trustee any such information;

      (o) CURRENCY CONVERSION: where it is necessary or desirable for any purpose in connection with these presents to convert any sum from one currency to another it shall be converted (unless otherwise provided by these presents or required by law) at such rate or rates, in accordance with such method and as at such date for the determination of such rate of exchange, as may be agreed by the Note Trustee in consultation with the Fourth Issuer and any rate, method and date so agreed shall be binding on the Fourth Issuer and the Noteholders;

      (p) CERTIFICATE IN RESPECT OF MATERIAL PREJUDICE: the Note Trustee may certify whether or not any of the conditions, events and acts set out in CONDITION 9 (each of which conditions, events and acts shall, unless the Note Trustee in its absolute discretion shall otherwise determine, for all the purposes of these presents be deemed to include the circumstances resulting therein and the consequences resulting therefrom) is in its opinion materially prejudicial to the interests of the Noteholders of the relevant class or classes and any such certificate shall be conclusive and binding upon the Fourth Issuer and the Noteholders;

      (q) DETERMINATION BY NOTE TRUSTEE: the Note Trustee as between itself and the Noteholders may determine all questions and doubts arising in relation to any of the provisions of this Deed. Every such determination, whether or not relating in whole or in part to the acts or proceedings of the Note Trustee, shall be conclusive and shall bind the Note Trustee and the Noteholders;

      (r) INTERESTS OF NOTEHOLDERS: in connection with the exercise by the Note Trustee of any of its trusts, duties, rights, powers, authorities and discretions under these presents and the other Transaction Documents:

            (i) where it is required to have regard to the interests of the Noteholders of any class, it shall have regard to the interests of such Noteholders as a class and, in particular but without prejudice to the generality of the foregoing, shall not have regard to, or be in any way liable for, the consequences of any exercise thereof for individual Noteholders resulting from their being for any purpose domiciled or resident in, or otherwise connected with, or subject to the jurisdiction of, any particular territory, and the Note Trustee shall not be entitled to require, nor shall any Noteholder be entitled to claim, from the Fourth Issuer or any other person, any indemnification or payment in respect of any tax consequence of any such exercise upon individual Noteholders;

            (ii)  except  where  expressly  provided  otherwise,  it shall  have
                  regard  to  the   interests  of  the  Class  A  Fourth  Issuer
                  Noteholders,  the Class B Fourth Issuer

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

                  Noteholders, the Class M Fourth Issuer Noteholders and the Class C Fourth Issuer Noteholders equally PROVIDED THAT (A) if in the opinion of the Note Trustee there is a conflict between the interests of the Class A Fourth Issuer Noteholders, on the one hand and the interests of the Class B Fourth Issuer Noteholders and/or the Class M Fourth Issuer Noteholders and/or the Class C Fourth Issuer Noteholders on the other hand, the Note Trustee shall have regard only to the interests of the Class A Fourth Issuer Noteholders and (B), if in the opinion of the Note Trustee there is a conflict between the interests of the Class B Fourth Issuer Noteholders on one hand and the interests of the Class M Fourth Issuer Noteholders and the Class C Fourth Issuer Noteholders on the other hand, the Note Trustee shall have regard only to the interests of the Class B Fourth Issuer Noteholders and (C), if in the opinion of the Note Trustee there is a conflict between the interests of the Class M Fourth Issuer Noteholders on one hand and the interests of the Class C Fourth Issuer Noteholders on the other hand, the Note Trustee shall have regard only to the interests of the Class M Fourth Issuer Noteholders; but so that this proviso shall not apply in the case of powers, authorities or discretions in relation to which it is expressly stated that they may be exercised by the Note Trustee only if in its opinion the interests of all the Noteholders would not be materially prejudiced thereby; and

            (iii) it shall not have regard to, or be in any way liable for,  the consequences of any exercise thereof for any other Fourth Issuer Secured Creditor or any other person,

            the Note Trustee shall be entitled to assume, for the purposes of exercising any power, right, trust, authority, duty or discretion under or in relation to the Fourth Issuer Notes, these presents or any of the other Fourth Issuer Transaction Documents, that such exercise will not be materially prejudicial to the interests of the Class A Fourth Issuer Noteholders if each of the Rating Agencies has confirmed that the then current rating by it of the Class A Fourth Issuer Notes would not be adversely affected by such exercise, that such exercise will not be materially prejudicial to the interests of the Class B Fourth Issuer Noteholders if each of the Rating Agencies has confirmed that the then current rating by it of the Class B Fourth Issuer Notes would not be adversely affected by such exercise, that such exercise will not be materially prejudicial to the interests of the Class M Fourth Issuer Noteholders if each of the Rating Agencies has confirmed that the then current rating by it of the Class M Fourth Issuer Notes will not be adversely affected by such exercise and that such exercise will not be materially prejudicial to the interests of the Class C Fourth Issuer Noteholders if each of the Rating Agencies has confirmed that the then current rating by it of the Class C Fourth Issuer Notes will not be adversely affected by such exercise;

      (s) CERTIFICATE OF PRINCIPAL AMOUNT OUTSTANDING: the Note Trustee may call for any certificate or other document to be issued by DTC, Euroclear or Clearstream, Luxembourg as to the Principal Amount Outstanding of Fourth Issuer Notes represented by a Global Fourth Issuer Note standing to the account of any person. Any such certificate or other document shall (in the absence of manifest error) be conclusive and binding for all purposes. The Note Trustee shall not be liable to any person by reason of having accepted as valid or not having rejected any certificate or other document to such effect purporting to be issued by DTC, Euroclear or Clearstream, Luxembourg and subsequently found to be forged or not authentic;

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

      (t) PROFESSIONAL CHARGES: any trustee of these presents being a lawyer, accountant, broker or other person engaged in any profession or business shall be entitled to charge and be paid all usual professional and other charges for business transacted and acts done by him or his firm in connection with the trusts of these presents and also his reasonable charges in addition to disbursements for all other work and business done and all time spent by him or his firm in connection with matters arising in connection with these presents;

      (u) POWER OF ATTORNEY: the Note Trustee may whenever it thinks fit (acting reasonably) delegate by power of attorney or otherwise to any person or persons or fluctuating body of persons (whether being a joint trustee of these presents or not) all or any of its trusts, powers, authorities and discretions under these presents. Such delegation may be made upon such terms (including power to sub-delegate) and subject to such conditions and regulations as the Note Trustee may in the interests of the Noteholders think fit. The Note Trustee shall not be under any obligation to supervise the proceedings or acts of any such delegate or sub- delegate or be in any way responsible for any liability incurred by reason of any misconduct or default on the part of any such delegate or sub-delegate (except where such delegate or sub- delegate is an affiliate, associate or otherwise connected with the Note Trustee). The Note Trustee shall within a reasonable time after any such delegation or any renewal, extension or termination thereof give notice thereof to the Fourth Issuer;

      (v) DELEGATION: the Note Trustee may in the conduct of the trusts of these presents instead of acting personally employ and pay an agent (whether being a lawyer or other professional person) to transact or conduct, or concur in transacting or conducting, any business and to do, or concur in doing, all acts required to be done in connection with these presents. The Note Trustee shall not be in any way responsible for any liability incurred by reason of any misconduct or default on the part of any such agent or be bound to supervise the proceedings or acts of any such agent;

      (w) RATINGS: the Note Trustee shall have no responsibility for the maintenance of any rating of any of the Fourth Issuer Notes by the Rating Agencies or any other person;

      (x) NO REQUIREMENT TO PERFORM ILLEGAL ACTS, ETC.: no provision of these presents shall require the Note Trustee to do anything which may be illegal or contrary to applicable law or regulation or expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties, or in the exercise of any of its rights or powers or otherwise in connection with these presents, any other Transaction Document or the Fourth Issuer Notes (including, without limitation, forming any opinion or employing any legal, financial or other adviser), if it shall believe that repayment of such funds or adequate indemnity against such risk or liability is not assured to it;

      (y) REPORTS BY NOTE TRUSTEE TO NOTEHOLDERS: if required by Section 313(a) of the Trust Indenture Act, within 60 days after 31st December of any year, commencing 31st December, 2004, the Note Trustee shall deliver to each Noteholder a brief report dated as of such 31st December that complies with Section 313(a) of the Trust Indenture Act. The Note Trustee also shall comply with Section 313(b), (c) and (d) of the Trust Indenture Act. Reports delivered pursuant to this CLAUSE 15(y) shall be sent as provided in CLAUSE 24;

      (z) PREFERENTIAL COLLECTION OF CLAIMS AGAINST THE FOURTH ISSUER: the Note Trustee shall comply with Section 311(a) of the Trust Indenture Act, excluding any creditor relationship listed in Section 311(b) of the Trust Indenture Act. A Note Trustee who

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

            has resigned or been removed shall be subject to Section 311(a) of the Trust Indenture Act to the extent indicated therein. The provisions of Section 311 of the Trust Indenture Act shall apply to the Fourth Issuer as the obligor of the Fourth Issuer Notes;

      (aa)  RESPONSIBILITY   FOR  REPORTS   ETC.:   the  Note   Trustee  has  no
            responsibility to verify or monitor the contents of, or (if applicable) to check any calculations contained in, any reports, information, documents, Officers' Certificate and Opinions of Counsel delivered to the Note Trustee in accordance with CLAUSES 13(t), (dd), (ee) or (ff) or CLAUSE 27, and is under no obligation to inform Noteholders of the contents of any such reports, information, documents, Officers' Certificate and Opinions of Counsel, other than allowing Noteholders upon reasonable notice, to inspect such reports, information, documents, Officers' Certificate and Opinions of Counsel;

      (bb) AUDITORS REPORTS AND CERTIFICATES: any certificate or report of the Auditors called for by or provided to the Note Trustee in accordance with or for the purposes of these presents may be relied on upon by the Note Trustee without further investigation or enquiry as sufficient evidence of the facts stated therein notwithstanding that such certificate or report and/or any engagement letter or other document entered into by the Note Trustee in connection therewith contains a monetary or other limit on the liability of the Auditors in respect thereof; and

      (cc) LIMITATION OF LIABILITY: subject to CLAUSE 16 and save as required for the purposes of the Trust Indenture Act, the Note Trustee shall not be responsible for the genuineness, validity, effectiveness or suitability of any of the Fourth Issuer Transaction Documents or any other documents entered into in connection therewith or any other document or any obligation or rights created or purported to be created thereby or pursuant thereto or any security or the priority thereof constituted or purported to be constituted thereby or pursuant thereto, nor shall it be responsible or liable to any person because of any invalidity of any provision of such documents or the unenforceability thereof, whether arising from statute, law or decisions of any court and (without prejudice to the generality of the foregoing) the Note Trustee shall not have any responsibility for or have any duty to make any investigation in respect of or in any way be liable whatsoever for:

            (i) the nature, status, creditworthiness or solvency of the Fourth Issuer or Funding 1 or any other person or entity who has at any time provided any security or support whether by way of guarantee, charge or otherwise in respect of any advance made to the Fourth Issuer;

            (ii) the execution, delivery, legality, validity, adequacy, admissibility in evidence or enforceability of any Fourth Issuer Transaction Document or any other document entered into in connection therewith;

            (iii) the title, ownership,  value,  sufficiency,  enforceability or existence of any Fourth Issuer Charged Property or any security (howsoever described) relating thereto;

            (iv) the registration, filing, protection or perfection of any security (howsoever described) relating to the Fourth Issuer Charged Property or the priority of the security (howsoever described) thereby created whether in respect of any initial advance or any subsequent advance or any other sums or liabilities;

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

            (v) the scope or accuracy of any representations, warranties or statements made by or on behalf of the Fourth Issuer or Funding 1 or any other person or entity who has at any time provided the same in any Fourth Issuer Transaction Document or in any document entered into in connection therewith;

            (vi) the performance or observance by the Fourth Issuer or Funding 1 or any other person of any provisions of any Fourth Issuer Transaction Document or any document entered into in connection therewith or the fulfilment or satisfaction of any conditions contained therein or relating thereto or as to the existence or occurrence at any time of any default, event of default or similar event howsoever described contained therein or any waiver or consent which has at any time been granted in relation to any of the foregoing;

            (vii) the  existence,  accuracy or sufficiency of any legal or other
                  opinions,  searches,  reports,  certificates,   valuations  or
                  investigations delivered or obtained or required to be delivered or obtained at any time in connection with any Fourth Issuer Charged Property or Fourth Issuer Transaction Document;

            (viii)the title of the Fourth  Issuer to any Fourth  Issuer  Charged
                  Property;

            (ix) the suitability, adequacy or sufficiency of any applicable criteria for any advances under the Fourth Issuer Intercompany Loan Agreement or the legality or recoverability or enforceability thereof or the priority of any security (howsoever described) in relation thereto;

            (x) the failure by the Fourth Issuer to obtain or comply with any licence, consent or other authority in connection with the
                  Fourth Issuer Charged Property or the Fourth Issuer Transaction Documents or the making of any advances in connection therewith or the failure to effect or procure registration of or to give notice to any person in relation to or otherwise protect the security (howsoever described) created or purported to be created by or pursuant to any of the Fourth Issuer Charged Property or the Fourth Issuer Transaction Documents or other documents entered into in connection therewith;

            (xi) the failure to call for delivery of documents of title to or require any transfers, legal mortgages, charges or other further assurances in relation to any of the assets that are the subject matter of any of the Fourth issuer Transaction Documents or any other document;

            (xii) any assets  comprised  in the security  (howsoever  described)
                  created by the Fourth Issuer Deed of Charge, or any deeds or documents of title thereto, being uninsured or inadequately insured or being held by or to the order of other parties to the Fourth Issuer Transaction Documents, clearing organisations or their operators or by intermediaries such as banks, brokers, depositories, warehousemen or other similar persons whether or not on behalf of the Note Trustee;

            (xiii)any accounts, books, records or files maintained by the Fourth
                  Issuer or any other person in respect of any of the Fourth Issuer Charged Property or Transaction Documents; or

            (xiv) any other matter or thing  relating to or in any way connected with any Fourth Issuer Charged Property or any Fourth Issuer Transaction Document or any

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

                  document entered into in connection therewith whether or not similar to the foregoing.

16.   NOTE TRUSTEE'S LIABILITY

      None of the provisions of these presents shall, in any case in which the Note Trustee has failed to show the degree of care and diligence required of it as trustee of these presents, having regard to the provisions of these presents and any of the other Fourth Issuer Transaction Documents to which the Note Trustee is a party conferring on the Note Trustee any powers, authorities or discretions, relieve or indemnify the Note Trustee against any liabilities which by virtue of any rule of law would otherwise attach to it in respect of any wilful default, wilful misconduct, breach of duty, negligence or breach of trust of which it may be guilty in relation to its duties under these presents.

17.   NOTE TRUSTEE CONTRACTING WITH THE FOURTH ISSUER

      Neither the Note Trustee nor any director or officer or holding company or associated company of a corporation acting as a trustee under these presents shall by reason of its or his fiduciary position be in any way precluded from:

      (a) entering into or being interested in any contract or financial or other transaction or arrangement with the Fourth Issuer or any other party to the Transaction Documents or any person or body corporate associated with the Fourth Issuer or any other party to the Fourth Issuer Transaction Documents (including without limitation any contract, transaction or arrangement of a banking or insurance nature or any contract, transaction or arrangement in relation to the making of loans or the provision of financial facilities or financial advice to, or the purchase, placing or underwriting of or the subscribing or procuring subscriptions for or otherwise acquiring, holding or dealing with, or acting as paying agent in respect of, the Fourth Issuer Notes or any other notes, bonds, stocks, shares, debenture stock, debentures or other securities of, the Fourth Issuer or any other party to the Fourth Issuer Transaction Documents or any person or body corporate associated as aforesaid); or

      (b) accepting or holding the trusteeship of any other trust deed constituting or securing any other notes issued by or relating to the Fourth Issuer or any other party to the Fourth Issuer Transaction Documents or any such person or body corporate so associated or any other office of profit under the Fourth Issuer or any other party to the Fourth Issuer Transaction Documents or any such person or body corporate so associated, and shall be entitled to exercise and enforce its rights, comply with its obligations and perform its duties under or in relation to any such contract, transaction or arrangement as is referred to in (a) above or, as the case may be, any such trusteeship or office of profit as is referred to in (b) above without regard to the interests of the Noteholders and notwithstanding that the same may be contrary or prejudicial to the interests of the Noteholders and shall not be responsible for any liability occasioned to the Noteholders thereby and shall be entitled to retain and shall not be in any way liable to account for any profit made or share of brokerage or commission or remuneration or other amount or benefit received thereby or in connection therewith.

      Where any holding company, subsidiary or associated company of the Note Trustee or any director or officer of the Note Trustee acting other than in such capacity as director or officer has any information, the Note Trustee shall not thereby be deemed also to have knowledge of such information and, unless it shall have express notice pursuant to this Deed of such information, shall not be responsible for any loss suffered by Noteholders resulting from the Note Trustee's failing to take such information into account in acting or refraining from acting under or in relation to these presents.

18.   WAIVER, AUTHORISATION AND DETERMINATION

18.1 The Note Trustee may, without the consent or sanction of the Noteholders and without prejudice to its rights in respect of any subsequent breach, from time to time and at any time but only if and in so far as in its opinion the interests of the Noteholders of each class of Fourth Issuer Notes shall not be materially prejudiced thereby waive or authorise any breach or proposed breach by the Fourth Issuer or any other party thereto of any of the covenants or provisions contained in these presents or any of the other Fourth Issuer Transaction Documents or determine that any Note Event of Default shall not be treated as such for the purposes of these presents PROVIDED ALWAYS THAT the Note Trustee shall not exercise any powers conferred on it by this Clause in contravention of any express direction given by Extraordinary Resolution of any class of Fourth Issuer Notes or by a request under CONDITION 9 or 10 but so that no such direction or request shall affect any waiver, authorisation or determination previously given or made. Any such waiver, authorisation or determination may be given or made on such terms and subject to such conditions (if any) as the Note Trustee may determine, shall be binding on the Noteholders and, if, but only if, the Note Trustee shall so require, shall be notified by the Fourth Issuer to the Noteholders in accordance with Condition 14 as soon as practicable thereafter. The provisions of this CLAUSE 18.1 shall be in lieu of section 316(a)(1)(B) of the Trust Indenture Act and section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Deed and the Fourth Issuer Notes, as permitted by the Trust Indenture Act.

18.2  MODIFICATION

(a) The Note Trustee may without the consent or sanction of the Noteholders at any time and from time to time concur with the Fourth Issuer in making any modification (except a Basic Terms Modification (as defined in PARAGRAPH 5 of SCHEDULE 4 hereto)) (i) to these presents or any of the other Fourth Issuer Transaction Documents which in the sole opinion of the Note Trustee it may be proper to make PROVIDED THAT the Note Trustee is of the opinion that such modification will not be materially prejudicial to the interests of the Noteholders of each class of Fourth Issuer Notes or (ii) to these presents or any of the other Fourth Issuer Transaction Documents if in the sole opinion of the Note Trustee such modification is of a formal, minor or technical nature or is necessary to correct a manifest error or an error established as such to the satisfaction of the Note Trustee (and for the avoidance of doubt, the Note Trustees shall be entitled to assume, without further investigation or inquiry, that such modification, waiver or authorisation will not be materially prejudicial to the interests of the Fourth Issuer Noteholders of each of the Rating Agencies has confirmed in writing that the then current ratings of the applicable series and/or class or classes of Fourth Issuer Notes would not be adversely affected by such modification, waiver or authorisation). Any such modification may be made on such terms and subject to such conditions (if any) as the Note Trustee may determine, shall be binding upon the Noteholders and, unless the Note Trustee agrees otherwise, shall be notified by the Fourth Issuer to the Noteholders and the Rating Agencies in accordance with CONDITION 14 as soon as practicable thereafter.

(b) So long as any of the Fourth Issuer Notes are rated by the Rating Agencies, the Fourth Issuer shall notify the Rating Agencies in writing as soon as reasonably practicable thereafter of any modification to the provisions of these presents, the Fourth Issuer Notes or any of the other Transaction Documents. The Note Trustee may also agree, without the consent of the Noteholders, to a change of the laws governing the Fourth Issuer Notes and/or the Fourth Issuer Transaction Documents (and to any consequential amendments deriving therefrom)

      PROVIDED THAT such change and consequential amendments would not, in the opinion of the Note Trustee, be materially prejudicial to the interests of the Noteholders.

18.3  RATING AGENCIES

      If:

      (a) a confirmation of rating or other response by a Rating Agency is a condition to any action or step under any Fourth Issuer Transaction Document; and

      (b) a written request for such confirmation or response is delivered to each Rating Agency by the Fourth Issuer (copied to the Note Trustee and either one or more Rating Agency (each a NON- RESPONSIVE RATING AGENCY) indicates that it does not consider such confirmation or response necessary in the circumstances or within 30 days of delivery of such request elicits no confirmation or response and/or such request elicits no statement by such Rating Agency that such request could not be given; and

      (c) at lease one Rating Agency gives such a confirmation or response based on the same facts,

      then such condition shall be deemed to be modified with respect to the facts set out in the request referred to in PARAGRAPH (B) (above) so that there shall be no requirement for the confirmation or response from the Non-responsive Rating Agency.

      The Note Trustee shall be entitled to treat as conclusive a certificate by any director, officer or employee of the Fourth Issuer, Funding 1, the Seller, any investment bank or financial adviser acting in relation to the Fourth Issuer Notes as to any matter referred to in PARAGRAPH (B) (above) in the absence of manifest error or the Note Trustee having facts contradicting such certificates specifically drawn to his attention and the Note Trustee shall not be responsible for any loss, liability, costs, damages, expenses or inconvenience that may be caused as a result of treating such certificate as conclusive.

18.4  BREACH

      Any breach of or failure to comply with any such terms and conditions as are referred to in SUBCLAUSES 18.1 and 18.2 of this Clause shall constitute a default by the Fourth Issuer in the performance or observance of a covenant or provision binding on it under or pursuant to these presents.

19.   ENTITLEMENT TO TREAT NOTEHOLDER AS ABSOLUTE OWNER

      The Fourth Issuer, the Note Trustee, the Paying Agents, the Transfer Agent and the Registrar may (to the fullest extent permitted by applicable laws) deem and treat the registered holder of any Fourth Issuer Note or of a particular principal amount of the Fourth Issuer Notes as the absolute owner of such Fourth Issuer Note or principal amount, as the case may be, for all purposes (whether or not such Fourth Issuer Note or principal amount shall be overdue and notwithstanding any notice of ownership thereof or of trust or other interest with regard thereto, any notice of loss or theft thereof or any writing thereon), and the Fourth Issuer, the Note Trustee, the Paying Agents, the Transfer Agent and the Registrar shall not be affected by any notice to the contrary. All payments made to any such registered holder of a Definitive Fourth Issuer Note or Global Fourth Issuer Note shall be valid and, to the extent of the sums so paid, effective to satisfy and discharge the liability for the monies payable in respect of such Fourth Issuer Note or principal amount, as the case may be.

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

20.   CURRENCY INDEMNITY

      The Fourth Issuer shall indemnify the Note Trustee, every appointee of the Note Trustee and the Noteholders and keep them indemnified against:

      (a) any liability incurred by any of them arising from the non-payment by the Fourth Issuer of any amount due to the Note Trustee or the Noteholders under these presents by reason of any variation in the rates of exchange between those used for the purposes of calculating the amount due under a judgment or order in respect thereof and those prevailing at the date of actual payment by the Fourth Issuer; and

      (b) any deficiency arising or resulting from any variation in rates of exchange between (i) the date as of which the local currency equivalent of the amounts due or contingently due under these presents (other than this Clause) is calculated for the purposes of any bankruptcy, insolvency or liquidation of the Fourth Issuer and
            (ii) the final date for ascertaining the amount of claims in such bankruptcy, insolvency or liquidation. The amount of such deficiency shall be deemed not to be reduced by any variation in rates of exchange occurring between the said final date and the date of any distribution of assets in connection with any such bankruptcy, insolvency or liquidation.

      The above indemnity (and the indemnities given by the Fourth Issuer in CLAUSE 14.5 and CLAUSE 15(l)) shall constitute obligations of the Fourth Issuer separate and independent from its obligations under the other provisions of these presents and the Fourth Issuer Notes and shall apply irrespective of any indulgence granted by the Note Trustee or the Noteholders from time to time and shall continue in full force and effect notwithstanding the judgment or filing of any proof or proofs in any bankruptcy, insolvency or liquidation of the Fourth Issuer for a liquidated sum or sums in respect of amounts due under these presents (other than this Clause). Any such deficiency as aforesaid shall be deemed to constitute a loss suffered by the Noteholders and no proof or evidence of any actual loss shall be required by the Fourth Issuer or its liquidator or liquidators.

21.   ELIGIBILITY AND DISQUALIFICATION; NEW NOTE TRUSTEE

21.1  ELIGIBILITY AND DISQUALIFICATION

      This Deed shall always have a Note Trustee which shall be eligible to act as Note Trustee under Sections 310(a)(1) and 310(a)(2) of the Trust Indenture Act. The Note Trustee shall have a combined capital and surplus of at least U.S.$50,000,000 as set forth in its most recent published annual report of condition. If the Note Trustee has or shall acquire any conflicting interest within the meaning of Section 310(b) of the Trust Indenture Act, the Note Trustee and the Fourth Issuer shall comply with the provisions of Section 310(b) of the Trust Indenture Act; provided, however, that there shall be excluded from the operation of Section 310(b)(1) of the Trust Indenture Act any deed or deeds under which other securities or certificates of interest or participation in other securities of the Fourth Issuer are outstanding if the requirements for such exclusion set forth in Section 310(b)(1) of the Trust Indenture Act are met. If at any time the Note Trustee shall cease to be eligible in accordance with the provisions of this CLAUSE 21.1, the Note Trustee shall resign promptly in the manner and with the effect specified in CLAUSE 22.

21.2  NEW NOTE TRUSTEE

(a) Subject to PARAGRAPH (b) the power to appoint a new trustee of these presents shall be vested in the Fourth Issuer but no person shall be appointed who shall not previously have been approved by an Extraordinary Resolution of the Class A Fourth Issuer Noteholders, the Class B Fourth Issuer Noteholders, the Class M Fourth Issuer Noteholders and the Class C Fourth Issuer Noteholders. One or more persons may hold office as trustee or trustees of these presents but such trustee or trustees shall be or include a Trust Corporation. Whenever there shall be more than two trustees of these presents the majority of such trustees shall be competent to execute and exercise all the duties, powers, trusts, authorities and discretions vested in the Note Trustee by these presents provided that a Trust Corporation shall be included in such majority. Any appointment of a new trustee of these presents shall as soon as practicable thereafter be notified by the Fourth Issuer to the Principal Paying Agent, the Transfer Agent, the Registrar, the Noteholders and the Rating Agencies.

(b) Any new trustee must (i) meet the requirements of Section 26(a)(1) of the U.S. Investment Company Act of 1940; (ii) not be an affiliate (as defined in Rule 405 of the Securities Act) of the Fourth Issuer or of any person involved in the organisation or operation of the Fourth Issuer; (iii) not offer or provide credit or credit enhancement to the Fourth Issuer; and
      (iv) execute an agreement or instrument concerning the Fourth Issuer Notes containing provisions to the effect set forth in Section 26(a)(3) of the U.S. Investment Company Act of 1940.

21.3  SEPARATE AND CO-TRUSTEES

      Notwithstanding the provisions of SUBCLAUSE 21.2 above, the Note Trustee may, upon giving prior notice to the Fourth Issuer (but without requiring the consent of the Fourth Issuer or the Noteholders), appoint any person established or resident in any jurisdiction (whether a Trust Corporation or not) to act either as a separate trustee or as a co-trustee jointly with the Note Trustee:

      (a) if the Note Trustee considers such appointment to be in the interests of the Noteholders;

      (b)   for  the  purposes  of   conforming   to  any  legal   requirements,
            restrictions  or  conditions  in  any   jurisdiction  in  which  any
            particular act or acts is or are to be performed; or

      (c) for the purposes of obtaining a judgment in any jurisdiction or the enforcement in any jurisdiction of either a judgment already obtained or any of the provisions of these presents or any of the other Fourth Issuer Transaction Documents against the Fourth Issuer or any other party thereto.

      The Fourth Issuer irrevocably appoints the Note Trustee to be its attorney in its name and on its behalf to execute any such instrument of appointment. Such a person shall (subject always to the provisions of these presents) have such trusts, powers, authorities and discretions (not exceeding those conferred on the Note Trustee by these presents) and such duties and obligations as shall be conferred or imposed by the instrument of appointment. The Note Trustee shall have power in like manner to remove any such person. Such reasonable remuneration as the Note Trustee may pay to any such person, together with any attributable costs, charges and expenses incurred by it in performing its function as such separate trustee or co-trustee, shall for the purposes of this Deed be treated as costs, charges and expenses incurred by the Note Trustee.

22.   NOTE TRUSTEE'S RETIREMENT AND REMOVAL

      A trustee of this Deed may retire at any time on giving not less than three months' prior written notice to the Fourth Issuer without giving any reason and without being responsible for any costs incurred by reason of such retirement. The Noteholders may by Extraordinary Resolution of each class of Noteholders remove any trustee or trustees for the time being of these presents. The Fourth Issuer undertakes that in the event of the only trustee of these presents which is a Trust Corporation giving notice under this Clause or being removed by Extraordinary Resolution of each class of Noteholders it will use its best endeavours to procure that a new trustee of these presents being a Trust Corporation is appointed as soon as reasonably practicable thereafter. The retirement or removal of any such trustee shall not become effective until a successor trustee being a Trust Corporation is appointed. If a successor trustee being a trust corporation has not been appointed within two months after the date of the notice of retirement of the Note Trustee, then the retiring Note Trustee may appoint its own successor trustee being a trust corporation.

23.   NOTE TRUSTEE'S POWERS TO BE ADDITIONAL

      The powers conferred upon the Note Trustee by these presents shall be in addition to any powers which may from time to time be vested in the Note Trustee by the general law or as a holder of any of the Fourth Issuer Notes.

24.   NOTICES

24.1 Any notice or demand to the Fourth Issuer or the Note Trustee to be given, made or served for any purposes under these presents shall be in writing and shall be given, made or served by sending the same by pre- paid post (first class if inland, first class airmail if overseas) or facsimile transmission or by delivering it by hand to:

      (a)   FOURTH ISSUER:

            Permanent Financing (No. 4) PLC
            Blackwell House
            Guildhall Yard
            London EC2V 5AE

            For the attention of: the Directors

            Facsimile: +44 (0) 20 7556 0975

            With a copy to:

            HBOS Treasury Services plc
            33 Old Broad Street
            London EC2N 1HZ

            For the attention of: Head of Capital Markets and Securitisation

            Facsimile: +44 (0) 20 7574 8784

      (b)   NOTE TRUSTEE:

            The Bank of New York
            One Canada Square
            London E14 5AL

            For the attention of: Global Structured Finance - Corporate Trust

            Facsimile: + 44 (0) 20 7964 6061/6399
      or to such other address or facsimile number as shall have been notified (in accordance with this Clause) to the other party hereto and any notice or demand sent by post as aforesaid shall be deemed to have been given, made or served three days in the case of inland post or seven days in the case of overseas post after despatch and any notice or demand sent by facsimile transmission as aforesaid shall be deemed to have been given, made or served on report of successful transmission.

24.2  COMMUNICATIONS BY NOTEHOLDERS WITH OTHER NOTEHOLDERS

      Noteholders may communicate pursuant to Trust Indenture Act Section 312(b) with other Noteholders with respect to their rights under this Deed or the Fourth Issuer Notes. The Fourth Issuer, the Note Trustee, the Principal Paying Agent, the Registrar and anyone else shall have the protection of the Trust Indenture Act Section 312(c).

24.3   NOTICES TO NOTEHOLDERS

      Any notice or communication mailed to Noteholders hereunder shall be transmitted by mail:

      (a) to all Noteholders of Definitive Fourth Issuer Notes, as the names and addresses of such Noteholders appear upon the Register; and

      (b) to such other Noteholders as have, within the two years preceding such transmission, filed their names and addresses with the Note Trustee for that purpose.

25.   RIGHTS OF THIRD PARTIES

      A person who is not a party to this Deed has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Deed, but this does not affect any right or remedy of a third party which exists or is available apart from that Act.

26.   TRUST INDENTURE ACT PREVAILS

      If any provision of this Deed limits, qualifies or conflicts with another provision which is required to be included in this Deed by, and is not subject to a contractual waiver under, the Trust Indenture Act, the required provision of the Trust Indenture Act shall prevail.

27.   CERTIFICATES AND OPINIONS

27.1  CERTIFICATE AND OPINIONS AS TO CONDITIONS PRECEDENT

      Upon any request or application by the Fourth Issuer to the Note Trustee to take any action under this Deed, the Fourth Issuer shall furnish to the Note Trustee:

      (a) an Officers' Certificate (which shall include the statements set forth in CLAUSE 27.2) stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Deed or required by the Note Trustee pursuant to the terms of this Deed relating to the proposed action have been complied with; and

      (b) an Opinion of Counsel (which shall include the statements set forth in CLAUSE 27.2) stating that, in the opinion of such counsel, all such conditions precedent, if any, provided for in this Deed or required by the Note Trustee pursuant to the terms of this Deed relating to the proposed action have been complied with.

27.2  STATEMENTS REQUIRED IN CERTIFICATE AND OPINION

      Each certificate and opinion with respect to compliance with a condition or covenant provided for in this Deed shall include:

      (a) a statement that the person making such certificate or opinion has read such covenant or condition and the definitions relating thereto;

      (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

      (c) a statement that, in the opinion of such person, it or he has made such examination or investigation as is necessary to enable such person to express an informed opinion as to whether or not such covenant or condition has been complied with; and

      (d) a statement as to whether or not, in the opinion of such person, such covenant or condition has been complied with.

28.   GOVERNING LAW

      These presents and the Fourth Issuer Notes are governed by, and shall be construed in accordance with, English law.

29.    COUNTERPARTS

      This Deed and any trust deed supplemental hereto may be executed and delivered in any number of counterparts, all of which, taken together, shall constitute one and the same deed and any party to this Deed or any trust deed supplemental hereto may enter into the same by executing and delivering a counterpart.

30.   SUBMISSION TO JURISDICTION

      Each party to this Deed hereby irrevocably submits to the non-exclusive jurisdiction of the English courts in any action or proceeding arising out of or relating to this Deed and hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined by such courts. Each party to this Deed hereby irrevocably waives, to the fullest extent it may possibly do so, any defence or claim that the English courts are inconvenient forum for the maintenance or hearing of such action or proceeding.

IN WITNESS WHEREOF this Deed has been executed as a deed by the Fourth Issuer and the Note Trustee and delivered on the date first stated on page 1.

                                  SCHEDULE 1

                      FORMS OF GLOBAL FOURTH ISSUER NOTES

                                    PART A

                                     (1)

                  SERIES 1 CLASS A GLOBAL FOURTH ISSUER NOTE

                                  NOTE NO. 1

                        PERMANENT FINANCING (NO. 4) PLC

(Incorporated with limited liability in England with registered number 4988201)

                  SERIES 1 CLASS A GLOBAL FOURTH ISSUER NOTE
                              representing up to

  U.S.$500,000,000 SERIES 1 CLASS A ASSET BACKED FLOATING RATE FOURTH ISSUER
                             NOTES DUE MARCH, 2005

     (Initial aggregate principal amount of Series 1 Class A Global Notes:
                             U.S.$[1,500,000,000])

This Series 1 Class A Global Fourth Issuer Note is issued without principal or interest coupons in respect of a duly authorised issue of Series 1 Class A Fourth Issuer Notes of PERMANENT FINANCING (NO. 4) PLC (the FOURTH ISSUER), designated as specified in the title hereof (the FOURTH ISSUER NOTES), limited to the aggregate principal amount of up to five hundred million U.S. dollars (U.S.$500,000,000) and constituted by a Fourth Issuer Trust Deed dated [{circle}], 2004 (the FOURTH ISSUER TRUST DEED) between the Fourth Issuer and THE BANK OF NEW YORK, as trustee (the trustee for the time being thereof being herein called the NOTE TRUSTEE). References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in Schedule 3 to the Fourth Issuer Trust Deed. Terms used but not defined herein have the meanings ascribed to them in the amended and restated master definitions and construction schedule signed by the parties to the Transaction Documents and dated [{circle}], 2004 (the MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) and the fourth issuer master definitions and construction schedule, dated [{circle}], 2004 and signed for the purposes of identification by Allen & Overy and Sidley Austin Brown & Wood (the FOURTH ISSUER MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) (each as may be amended and/or restated from time to time), and the Fourth Issuer Trust Deed and this Fourth Issuer Global Note shall be construed in accordance with the interpretation provisions set out in Clause 2 of the Fourth Issuer Master Definitions and Construction Schedule. The aggregate principal amount from time to time of this Global Fourth Issuer Note shall be that amount not exceeding U.S.$500,000,000 as shall be shown by the latest entry duly made in the Schedule hereto.

This is to certify that:

        Cede & Co. as nominee on behalf of The Depositary Trust Company is/are the duly registered holder(s) of one of the Series 1 Class A Global Fourth Issuer Notes. This Global Fourth Issuer Note is evidence of entitlement only. Title to the Global Fourth Issuer Notes passes only on due registration in the Register and only the registered holder is entitled to payment in respect of this Global Fourth Issuer Note.

1.    PROMISE TO PAY

      Subject as provided in this Global Fourth Issuer Note the Fourth Issuer promises to pay to the registered holder hereof the principal amount of this Global Fourth Issuer Note (being at the date hereof five hundred million U.S. dollars (U.S.$500,000,000)) on the Interest Payment Date falling in April 2004 (or on such earlier date as the said principal amount may become repayable in accordance with the Conditions or the Fourth Issuer Trust Deed) and to pay interest monthly or quarterly, as the case may be, in arrear on each Interest Payment Date on the principal amount from time to time of this Global Fourth Issuer Note at the rates determined in accordance with the Conditions together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fourth Issuer Trust Deed.

2.    EXCHANGE FOR DEFINITIVE FOURTH ISSUER NOTES AND PURCHASES

      This Global Fourth Issuer Note will be exchangeable (free of charge to the holder) for Definitive Fourth Issuer Notes only if (i) The Depositary Trust Company (DTC) has notified the Fourth Issuer that it is at any time unwilling or unable to continue as holder of this Global Fourth Issuer Note or is at any time unwilling or unable to continue as, or ceases to be, a clearing agency under the United States Securities Exchange Act of 1934, as amended (the EXCHANGE ACT), and a successor to DTC registered as a clearing agency under the Exchange Act is not able to be appointed by the Fourth Issuer within 90 days of such notification, or (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Fourth Issuer Closing Date, the Fourth Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Fourth Issuer Notes which would not be required were the relevant Fourth Issuer Notes in definitive registered form. Thereupon the holder of this Global Fourth Issuer Note (acting on the instructions of (a) holder(s) of (a) Book-Entry Interest(s) (as defined in Section 3 hereof)) may give notice to the Fourth Issuer, and the Fourth Issuer may give notice to the Note Trustee and the Noteholders, of its intention to exchange this Global Fourth Issuer Note for Definitive Fourth Issuer Notes on or after the Exchange Date (as defined below).

      On or after the Exchange Date, the holder of this Global Fourth Issuer Note shall surrender this Global Fourth Issuer Note to or to the order of the Registrar. In exchange for this Global Fourth Issuer Note the Fourth Issuer will deliver, or procure the delivery of, Definitive Fourth Issuer Notes in registered form in denominations of U.S.$1,000 or U.S.$10,000 each, or any integral multiple thereof, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders, in exchange for the whole of this Global Fourth Issuer Note.

      EXCHANGE DATE means a day specified in the notice requiring exchange falling not more than 60 days after that on which such notice is given and on which banks are open for business in the city in which the specified office of the Registrar is located and in the city in which the relevant clearing system is located.

      Upon the cancellation of a part of this Global Fourth Issuer Note in accordance with the Fourth Issuer Trust Deed, the Conditions and the Fourth Issuer Paying Agent and Agent Bank Agreement, the portion of the principal amount hereof so exchanged or so purchased and cancelled shall be endorsed by or on behalf of the Registrar on behalf of the Fourth Issuer on Part II of the Schedule hereto, whereupon the principal amount hereof shall be increased or, as the case may be, reduced for all purposes by the amount so exchanged or so purchased and cancelled and endorsed. Upon the exchange of the whole of this Global Fourth Issuer Note for Definitive Fourth Issuer Notes, this Global Fourth Issuer Note shall be surrendered to or to the order of the Registrar and cancelled and, if the holder of this Global Fourth Issuer Note requests, returned to it together with any relevant Definitive Fourth Issuer Notes.

3.    PAYMENTS

      Until the entire principal amount of this Global Fourth Issuer Note has been extinguished, this Global Fourth Issuer Note shall be entitled to the benefit of and be bound by the Conditions, the Fourth Issuer Trust Deed and the Fourth Issuer Deed of Charge. Payments of principal and interest in respect of Fourth Issuer Notes represented by this Global Fourth Issuer Note will be made in accordance with the Conditions. Upon any payment of principal or interest on this Global Fourth Issuer Note the amount so paid shall be endorsed by or on behalf of the Registrar on behalf of the Fourth Issuer on PART I of the Schedule hereto.

      Upon any payment of principal and endorsement of such payment on PART I of the Schedule hereto, the principal amount of this Global Fourth Issuer Note shall be reduced for all purposes by the principal amount so paid and endorsed.

      All payments of any amounts payable and paid to the registered holder of this Global Fourth Issuer Note shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

4.    DTC

      References herein to DTC shall be deemed to include references to any other clearing system approved by the Note Trustee.

5.    TAX TREATMENT

      The Fourth Issuer will treat this Global Fourth Issuer Note as indebtedness for U.S. federal income tax purposes. Each Holder, by the acceptance hereof, agrees to treat this Note for U.S. federal income tax purposes as indebtedness.

6.    AUTHENTICATION

      This Global Fourth Issuer Note shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Registrar.

7.    GOVERNING LAW

      This Global Fourth Issuer Note is governed by, and shall be construed in accordance with, the laws of England and the Fourth Issuer has in the Fourth Issuer Trust Deed submitted to the non exclusive jurisdiction of the courts of England for all purposes in connection with this Fourth Issuer Global Note.

8.    CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

      No rights are conferred on any person under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Fourth Issuer Global Note, but this does not affect any right or remedy of any person which exists or is available apart from that Act.

IN WITNESS WHEREOF the Fourth Issuer has caused this Global Fourth Issuer Note to be signed manually or in facsimile by a person duly authorised on its behalf.

PERMANENT FINANCING (NO. 4) PLC

By:  .............................
     (Duly authorised)

Issued in London, England on [{circle}], 2004.

CERTIFICATE OF AUTHENTICATION

This Global Fourth Issuer Note is duly authenticated without recourse, warranty or liability.


.................................
Duly authorised
for and on behalf of
CITIBANK, N.A.
as Registrar

                                 THE SCHEDULE

                                    PART I

                      PAYMENTS OF PRINCIPAL AND INTEREST

The following payments on this Global Fourth Issuer Note have been made:

                                                               REMAINING
                                                            PRINCIPAL AMOUNT
                                                             OF THIS GLOBAL
                                                              FOURTH ISSUER       NOTATION MADE
                                                              NOTE FOLLOWING    ON BEHALF OF THE
    DATE MADE         INTEREST PAID       PRINCIPAL PAID       SUCH PAYMENT       FOURTH ISSUER
                          U.S.$               U.S.$               U.S.$
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________


                                    PART II

                                  EXCHANGES,

                          PURCHASES AND CANCELLATIONS

The following exchanges for Definitive Fourth Issuer Notes and purchases and cancellations of a part of this Global Fourth Issuer Note have been made:

                                                                AGGREGATE
                     PART OF PRINCIPAL                       PRINCIPAL AMOUNT
                         AMOUNT           PART OF PRINCIPAL  FOLLOWING SUCH
                      EXCHANGED FOR            AMOUNT          EXCHANGE OR       NOTATION MADE
                     DEFINITIVE FOURTH      PURCHASE AND      PURCHASE AND     ON BEHALF OF THE
   DATE MADE           ISSUER NOTES          CANCELLED          CANCELLED        FOURTH ISSUER
                          U.S.$                U.S.$              U.S.$
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________


                                    PART A

                                      (2)

                  SERIES 1 CLASS A GLOBAL FOURTH ISSUER NOTE

                                  NOTE NO. 2

                        PERMANENT FINANCING (NO. 4) PLC

(Incorporated with limited liability in England with registered number 4988201)

                  SERIES 1 CLASS A GLOBAL FOURTH ISSUER NOTE
                              representing up to

  U.S.$500,000,000 SERIES 1 CLASS A ASSET BACKED FLOATING RATE FOURTH ISSUER
                             NOTES DUE MARCH 2005

     (Initial aggregate principal amount of Series 1 Class A Global Notes:
                              U.S.$1,500,000,000)

This Series 1 Class A Global Fourth Issuer Note is issued without principal or interest coupons in respect of a duly authorised issue of Series 1 Class A Fourth Issuer Notes of PERMANENT FINANCING (NO. 4) PLC (the FOURTH ISSUER), designated as specified in the title hereof (the FOURTH ISSUER NOTES), limited to the aggregate principal amount of up to five hundred million U.S. dollars (U.S.$500,000,000) and constituted by a Fourth Issuer Trust Deed dated [{circle}], 2004 (the FOURTH ISSUER TRUST DEED) between the Fourth Issuer and THE BANK OF NEW YORK, as trustee (the trustee for the time being thereof being herein called the NOTE TRUSTEE). References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in Schedule 3 to the Fourth Issuer Trust Deed. Terms used but not defined herein have the meanings ascribed to them in the amended and restated master definitions and construction schedule signed by the parties to the Transaction Documents and dated [{circle}], 2004 (the MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) and the fourth issuer master definitions and construction schedule, dated [{circle}], 2004 and signed for the purposes of identification by Allen & Overy and Sidley Austin Brown & Wood (the FOURTH ISSUER MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) (each as may be amended and/or restated from time to time), and the Fourth Issuer Trust Deed and this Fourth Issuer Global Note shall be construed in accordance with the interpretation provisions set out in Clause 2 of the Fourth Issuer Master Definitions and Construction Schedule. The aggregate principal amount from time to time of this Global Fourth Issuer Note shall be that amount not exceeding U.S.$500,000,000 as shall be shown by the latest entry duly made in the Schedule hereto.
This is to certify that:

        Cede & Co. as nominee on behalf of The Depositary Trust Company is/are the duly registered holder(s) of one of the Series 1 Class A Global Fourth Issuer Notes. This Global Fourth Issuer Note is evidence of entitlement only. Title to the Global Fourth Issuer Notes passes only on due registration in the Register and only the registered holder is entitled to payment in respect of this Global Fourth Issuer Note.

1.    PROMISE TO PAY

      Subject as provided in this Global Fourth Issuer Note the Fourth Issuer promises to pay to the registered holder hereof the principal amount of this Global Fourth Issuer Note (being at the date hereof five hundred million U.S. dollars (U.S.$500,000,000)) on the Interest Payment

      Date falling in April 2004 (or on such earlier date as the said principal amount may become repayable in accordance with the Conditions or the Fourth Issuer Trust Deed) and to pay interest monthly or quarterly, as the case may be, in arrear on each Interest Payment Date on the principal amount from time to time of this Global Fourth Issuer Note at the rates determined in accordance with the Conditions together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fourth Issuer Trust Deed.

2.    EXCHANGE FOR DEFINITIVE FOURTH ISSUER NOTES AND PURCHASES

      This Global Fourth Issuer Note will be exchangeable (free of charge to the holder) for Definitive Fourth Issuer Notes only if (i) The Depositary Trust Company (DTC) has notified the Fourth Issuer that it is at any time unwilling or unable to continue as holder of this Global Fourth Issuer Note or is at any time unwilling or unable to continue as, or ceases to be, a clearing agency under the United States Securities Exchange Act of 1934, as amended (the EXCHANGE ACT), and a successor to DTC registered as a clearing agency under the Exchange Act is not able to be appointed by the Fourth Issuer within 90 days of such notification, or (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Fourth Issuer Closing Date, the Fourth Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Fourth Issuer Notes which would not be required were the relevant Fourth Issuer Notes in definitive registered form. Thereupon the holder of this Global Fourth Issuer Note (acting on the instructions of (a) holder(s) of (a) Book-Entry Interest(s) (as defined in Section 3 hereof)) may give notice to the Fourth Issuer, and the Fourth Issuer may give notice to the Note Trustee and the Noteholders, of its intention to exchange this Global Fourth Issuer Note for Definitive Fourth Issuer Notes on or after the Exchange Date (as defined below).

      On or after the Exchange Date, the holder of this Global Fourth Issuer Note shall surrender this Global Fourth Issuer Note to or to the order of the Registrar. In exchange for this Global Fourth Issuer Note the Fourth Issuer will deliver, or procure the delivery of, Definitive Fourth Issuer Notes in registered form in denominations of U.S.$1,000 or U.S.$10,000 each, or any integral multiple thereof, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders, in exchange for the whole of this Global Fourth Issuer Note.

      EXCHANGE DATE means a day specified in the notice requiring exchange falling not more than 60 days after that on which such notice is given and on which banks are open for business in the city in which the specified office of the Registrar is located and in the city in which the relevant clearing system is located.

      Upon the cancellation of a part of this Global Fourth Issuer Note in accordance with the Fourth Issuer Trust Deed, the Conditions and the Fourth Issuer Paying Agent and Agent Bank Agreement, the portion of the principal amount hereof so exchanged or so purchased and cancelled shall be endorsed by or on behalf of the Registrar on behalf of the Fourth Issuer on Part II of the Schedule hereto, whereupon the principal amount hereof shall be increased or, as the case may be, reduced for all purposes by the amount so exchanged or so purchased and cancelled and endorsed. Upon the exchange of the whole of this Global Fourth Issuer Note for Definitive Fourth Issuer Notes, this Global Fourth Issuer Note shall be surrendered to or to the order of the Registrar and cancelled and, if the holder of this Global Fourth Issuer Note requests, returned to it together with any relevant Definitive Fourth Issuer Notes.

3.    PAYMENTS

      Until the entire principal amount of this Global Fourth Issuer Note has been extinguished, this Global Fourth Issuer Note shall be entitled to the benefit of and be bound by the Conditions, the Fourth Issuer Trust Deed and the Fourth Issuer Deed of Charge. Payments of principal and interest in respect of Fourth Issuer Notes represented by this Global Fourth Issuer Note will be made in accordance with the Conditions. Upon any payment of principal or interest on this Global Fourth Issuer Note the amount so paid shall be endorsed by or on behalf of the Registrar on behalf of the Fourth Issuer on Part I of the Schedule hereto.

      Upon any payment of principal and endorsement of such payment on Part I of the Schedule hereto, the principal amount of this Global Fourth Issuer Note shall be reduced for all purposes by the principal amount so paid and endorsed.

      All payments of any amounts payable and paid to the registered holder of this Global Fourth Issuer Note shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

4.    DTC

      References herein to DTC shall be deemed to include references to any other clearing system approved by the Note Trustee.

5.    TAX TREATMENT

      The Fourth Issuer will treat this Global Fourth Issuer Note as indebtedness for U.S. federal income tax purposes. Each Holder, by the acceptance hereof, agrees to treat this Note for U.S. federal income tax purposes as indebtedness.

6.    AUTHENTICATION

      This Global Fourth Issuer Note shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Registrar.

7.    GOVERNING LAW

      This Global Fourth Issuer Note is governed by, and shall be construed in accordance with, the laws of England and the Fourth Issuer has in the Fourth Issuer Trust Deed submitted to the non exclusive jurisdiction of the courts of England for all purposes in connection with this Fourth Issuer Global Note.

8.    CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

      No rights are conferred on any person under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Fourth Issuer Global Note, but this does not affect any right or remedy of any person which exists or is available apart from that Act.

IN WITNESS WHEREOF the Fourth Issuer has caused this Global Fourth Issuer Note to be signed manually or in facsimile by a person duly authorised on its behalf.

PERMANENT FINANCING (NO. 4) PLC

By:  .............................
     (Duly authorised)

Issued in London, England on [{circle}], 2004.

CERTIFICATE OF AUTHENTICATION

This Global Fourth Issuer Note is duly authenticated without recourse, warranty or liability.


.................................
Duly authorised
for and on behalf of
CITIBANK, N.A.
as Registrar

                                 THE SCHEDULE

                                    PART I

                      PAYMENTS OF PRINCIPAL AND INTEREST

The following payments on this Global Fourth Issuer Note have been made:

                                                               REMAINING
                                                            PRINCIPAL AMOUNT
                                                             OF THIS GLOBAL
                                                              FOURTH ISSUER       NOTATION MADE
                                                              NOTE FOLLOWING    ON BEHALF OF THE
    DATE MADE         INTEREST PAID       PRINCIPAL PAID       SUCH PAYMENT       FOURTH ISSUER
                          U.S.$               U.S.$               U.S.$
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________


                                    PART II

                                  EXCHANGES,

                          PURCHASES AND CANCELLATIONS

The following exchanges for Definitive Fourth Issuer Notes and purchases and cancellations of a part of this Global Fourth Issuer Note have been made:

                                                                AGGREGATE
                     PART OF PRINCIPAL                       PRINCIPAL AMOUNT
                         AMOUNT           PART OF PRINCIPAL  FOLLOWING SUCH
                      EXCHANGED FOR            AMOUNT          EXCHANGE OR        NOTATION MADE
                     DEFINITIVE FOURTH     PURCHASED AND      PURCHASE AND       ON BEHALF OF THE
   DATE MADE           ISSUER NOTES         CANCELLED         CANCELLATION        FOURTH ISSUER
                          U.S.$                U.S.$              U.S.$
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________


                                    PART A

                                      (3)

                  SERIES 1 CLASS A GLOBAL FOURTH ISSUER NOTE

                                  NOTE NO. 3

                        PERMANENT FINANCING (NO. 4) PLC

(Incorporated with limited liability in England with registered number 4988201)

                  SERIES 1 CLASS A GLOBAL FOURTH ISSUER NOTE
                              representing up to

  U.S.$500,000,000 SERIES 1 CLASS A ASSET BACKED FLOATING RATE FOURTH ISSUER
                             NOTES DUE MARCH 2005

     (Initial aggregate principal amount of Series 1 Class A Global Notes:
                               U.S.$500,000,000)

This Series 1 Class A Global Fourth Issuer Note is issued without principal or interest coupons in respect of a duly authorised issue of Series 1 Class A Fourth Issuer Notes of PERMANENT FINANCING (NO. 4) PLC (the FOURTH ISSUER), designated as specified in the title hereof (the FOURTH ISSUER NOTES), limited to the aggregate principal amount of up to five hundred million U.S. dollars (U.S.$500,000,000) and constituted by a Fourth Issuer Trust Deed dated [{circle}], 2004 (the FOURTH ISSUER TRUST DEED) between the Fourth Issuer and THE BANK OF NEW YORK, as trustee (the trustee for the time being thereof being herein called the NOTE TRUSTEE). References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in Schedule 3 to the Fourth Issuer Trust Deed. Terms used but not defined herein have the meanings ascribed to them in the amended and restated master definitions and construction schedule signed by the parties to the Transaction Documents dated [{circle}], 2004 (the MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) and the fourth issuer master definitions and construction schedule, dated [{circle}], 2004 and signed for the purposes of identification by Allen & Overy and Sidley Austin Brown & Wood (the FOURTH ISSUER MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) (each as may be amended and/or restated from time to time), and the Fourth Issuer Trust Deed and this Fourth Issuer Global Note shall be construed in accordance with the interpretation provisions set out in Clause 2 of the Fourth Issuer Master Definitions and Construction Schedule. The aggregate principal amount from time to time of this Global Fourth Issuer Note shall be that amount not exceeding U.S.$500,000,000 as shall be shown by the latest entry duly made in the Schedule hereto.
This is to certify that:

        Cede & Co. as nominee on behalf of The Depositary Trust Company is/are the duly registered holder(s) of one of the Series 1 Class A Global Fourth Issuer Notes. This Global Fourth Issuer Note is evidence of entitlement only. Title to the Global Fourth Issuer Notes passes only on due registration in the Register and only the registered holder is entitled to payment in respect of this Global Fourth Issuer Note.

1.    PROMISE TO PAY

      Subject as provided in this Global Fourth Issuer Note the Fourth Issuer promises to pay to the registered holder hereof the principal amount of this Global Fourth Issuer Note (being at the date hereof five hundred million U.S. dollars (U.S.$500,000,000)) on the Interest Payment Date falling in March 2005 (or on such earlier date as the said principal amount may become repayable in accordance with the Conditions or the Fourth Issuer Trust Deed) and to pay interest monthly or quarterly, as the case may be, in arrear on each Interest Payment Date on the principal amount from time to time of this Global Fourth Issuer Note at the rates determined in accordance with the Conditions together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fourth Issuer Trust Deed.

2.    EXCHANGE FOR DEFINITIVE FOURTH ISSUER NOTES AND PURCHASES

      This Global Fourth Issuer Note will be exchangeable (free of charge to the holder) for Definitive Fourth Issuer Notes only if (i) The Depositary Trust Company (DTC) has notified the Fourth Issuer that it is at any time unwilling or unable to continue as holder of this Global Fourth Issuer Note or is at any time unwilling or unable to continue as, or ceases to be, a clearing agency under the United States Securities Exchange Act of 1934, as amended (the EXCHANGE ACT), and a successor to DTC registered as a clearing agency under the Exchange Act is not able to be appointed by the Fourth Issuer within 90 days of such notification, or (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Fourth Issuer Closing Date, the Fourth Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Fourth Issuer Notes which would not be required were the relevant Fourth Issuer Notes in definitive registered form. Thereupon the holder of this Global Fourth Issuer Note (acting on the instructions of (a) holder(s) of (a) Book-Entry Interest(s) (as defined in Section 3 hereof)) may give notice to the Fourth Issuer, and the Fourth Issuer may give notice to the Note Trustee and the Noteholders, of its intention to exchange this Global Fourth Issuer Note for Definitive Fourth Issuer Notes on or after the Exchange Date (as defined below).

      On or after the Exchange Date, the holder of this Global Fourth Issuer Note shall surrender this Global Fourth Issuer Note to or to the order of the Registrar. In exchange for this Global Fourth Issuer Note the Fourth Issuer will deliver, or procure the delivery of, Definitive Fourth Issuer Notes in registered form in denominations of U.S.$1,000 or U.S.$10,000 each, or any integral multiple thereof, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders, in exchange for the whole of this Global Fourth Issuer Note.

      EXCHANGE DATE means a day specified in the notice requiring exchange falling not more than 60 days after that on which such notice is given and on which banks are open for business in the city in which the specified office of the Registrar is located and in the city in which the relevant clearing system is located.

      Upon the cancellation of a part of this Global Fourth Issuer Note in accordance with the Fourth Issuer Trust Deed, the Conditions and the Fourth Issuer Paying Agent and Agent Bank Agreement, the portion of the principal amount hereof so exchanged or so purchased and cancelled shall be endorsed by or on behalf of the Registrar on behalf of the Fourth Issuer on Part II of the Schedule hereto, whereupon the principal amount hereof shall be increased or, as the case may be, reduced for all purposes by the amount so exchanged or so purchased and cancelled and endorsed. Upon the exchange of the whole of this Global Fourth Issuer Note for Definitive Fourth Issuer Notes, this Global Fourth Issuer Note shall be surrendered to or to the order of the Registrar and cancelled and, if the holder of this Global Fourth Issuer Note requests, returned to it together with any relevant Definitive Fourth Issuer Notes.

3.    PAYMENTS

      Until the entire principal amount of this Global Fourth Issuer Note has been extinguished, this Global Fourth Issuer Note shall be entitled to the benefit of and be bound by the Conditions, the Fourth Issuer Trust Deed and the Fourth Issuer Deed of Charge. Payments of principal and interest in respect of Fourth Issuer Notes represented by this Global Fourth Issuer Note will be made in accordance with the Conditions. Upon any payment of principal or interest on this Global Fourth Issuer Note the amount so paid shall be endorsed by or on behalf of the Registrar on behalf of the Fourth Issuer on Part I of the Schedule hereto.

      Upon any payment of principal and endorsement of such payment on Part I of the Schedule hereto, the principal amount of this Global Fourth Issuer Note shall be reduced for all purposes by the principal amount so paid and endorsed.

      All payments of any amounts payable and paid to the registered holder of this Global Fourth Issuer Note shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

4.    DTC

      References herein to DTC shall be deemed to include references to any other clearing system approved by the Note Trustee.

5.    TAX TREATMENT

      The Fourth Issuer will treat this Global Fourth Issuer Note as indebtedness for U.S. federal income tax purposes. Each Holder, by the acceptance hereof, agrees to treat this Note for U.S. federal income tax purposes as indebtedness.

6.    AUTHENTICATION

      This Global Fourth Issuer Note shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Registrar.

7.    GOVERNING LAW

      This Global Fourth Issuer Note is governed by, and shall be construed in accordance with, the laws of England and the Fourth Issuer has in the Fourth Issuer Trust Deed submitted to the non exclusive jurisdiction of the courts of England for all purposes in connection with this Fourth Issuer Global Note.

8.    CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

      No rights are conferred on any person under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Fourth Issuer Global Note, but this does not affect any right or remedy of any person which exists or is available apart from that Act.

IN WITNESS WHEREOF the Fourth Issuer has caused this Global Fourth Issuer Note to be signed manually or in facsimile by a person duly authorised on its behalf.

PERMANENT FINANCING (NO. 4) PLC

By:.............................

     (Duly authorised)

Issued in London, England on [{circle}], 2004.

CERTIFICATE OF AUTHENTICATION

This Global Fourth Issuer Note is duly authenticated without recourse, warranty or liability.


.................................
Duly authorised
for and on behalf of
CITIBANK, N.A.
as Registrar

                                 THE SCHEDULE

                                    PART 1

                      PAYMENTS OF PRINCIPAL AND INTEREST

The following payments on this Global Fourth Issuer Note have been made:

                                                               REMAINING
                                                            PRINCIPAL AMOUNT
                                                             OF THIS GLOBAL
                                                              FOURTH ISSUER       NOTATION MADE
                                                              NOTE FOLLOWING    ON BEHALF OF THE
    DATE MADE         INTEREST PAID       PRINCIPAL PAID       SUCH PAYMENT       FOURTH ISSUER
                          U.S.$               U.S.$               U.S.$
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________


                                    PART 2

                                  EXCHANGES,

                         PURCHASES AND CANCELLATIONS

The following exchanges for Definitive Fourth Issuer Notes and purchases and cancellations of a part of this Global Fourth Issuer Note have been made:

                                                                AGGREGATE
                     PART OF PRINCIPAL                       PRINCIPAL AMOUNT
                         AMOUNT           PART OF PRINCIPAL  FOLLOWING SUCH
                      EXCHANGED FOR            AMOUNT          EXCHANGE OR        NOTATION MADE
                     DEFINITIVE FOURTH     PURCHASED AND      PURCHASE AND       ON BEHALF OF THE
   DATE MADE           ISSUER NOTES          CANCELLED         CANCELLATION       FOURTH ISSUER
                          U.S.$                U.S.$              U.S.$
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________


                                    PART B

                  SERIES 1 CLASS B GLOBAL FOURTH ISSUER NOTE

                        PERMANENT FINANCING (NO. 4) PLC

(Incorporated with limited liability in England with registered number 4988201)

                  SERIES 1 CLASS B GLOBAL FOURTH ISSUER NOTE
                              representing up to

U.S.$50,000,000 SERIES 1 CLASS B ASSET BACKED FLOATING RATE FOURTH ISSUER NOTES
                                 DUE JUNE 2042

This Series 1 Class B Global Fourth Issuer Note is issued without principal or interest coupons in respect of a duly authorised issue of Series 1 Class B Fourth Issuer Notes of PERMANENT FINANCING (NO. 4) PLC (the FOURTH ISSUER), designated as specified in the title hereof (the FOURTH ISSUER NOTES), limited to the aggregate principal amount of up to fifty million U.S. dollars (U.S.) $50,000,000) and constituted by a Fourth Issuer Trust Deed dated [{circle}], 2004 (the FOURTH ISSUER TRUST DEED) between the Fourth Issuer and THE BANK OF NEW YORK, as trustee (the trustee for the time being thereof being herein called the NOTE TRUSTEE). References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in Schedule 3 to the Fourth Issuer Trust Deed. Terms used but not defined herein have the meanings ascribed to them in the amended and restated master definitions and construction schedule signed by the parties to the Transaction Documents and dated [{circle}], 2004 (the MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) and the fourth issuer master definitions and construction schedule, dated [{circle}], 2004 and signed for the purposes of identification by Allen & Overy and Sidley Austin Brown & Wood (the FOURTH ISSUER MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) (each as may be amended and/or restated from time to time), and the Fourth Issuer Trust Deed and this Fourth Issuer Global Note shall be construed in accordance with the interpretation provisions set out in Clause 2 of the Fourth Issuer Master Definitions and Construction Schedule. The aggregate principal amount from time to time of this Global Fourth Issuer Note shall be that amount not exceeding U.S.$50,000,000 as shall be shown by the latest entry duly made in the Schedule hereto.

This is to certify that:

        Cede & Co. as nominee on behalf of The Depositary Trust Company is/are the duly registered holder(s) of one of the Series 1 Class B Global Fourth Issuer Notes. This Global Fourth Issuer Note is evidence of entitlement only. Title to the Global Fourth Issuer Notes passes only on due registration in the Register and only the registered holder is entitled to payment in respect of this Global Fourth Issuer Note.

1.    PROMISE TO PAY

      Subject as provided in this Global Fourth Issuer Note the Fourth Issuer promises to pay to the registered holder hereof the principal amount of this Global Fourth Issuer Note (being at the date hereof fifty million U.S. dollars (U.S.$50,000,000)) on the Interest Payment Date falling in June 2042 (or on such earlier date as the said principal amount may become repayable in accordance with the Conditions or the Fourth Issuer Trust
      Deed) and to pay interest quarterly in arrear on each Interest Payment Date on the principal amount from time to time of this Global Fourth Issuer Note at the rates determined in accordance with the Conditions together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fourth Issuer Trust Deed.

2.    EXCHANGE FOR DEFINITIVE FOURTH ISSUER NOTES AND PURCHASES

      This Global Fourth Issuer Note will be exchangeable (free of charge to the holder) for Definitive Fourth Issuer Notes only if (i) The Depositary Trust Company (DTC) has notified the Fourth Issuer that it is at any time unwilling or unable to continue as holder of this Global Fourth Issuer Note or is at any time unwilling or unable to continue as, or ceases to be, a clearing agency under the United States Securities Exchange Act of 1934, as amended (the EXCHANGE ACT), and a successor to DTC registered as a clearing agency under the Exchange Act is not able to be appointed by the Fourth Issuer within 90 days of such notification, or (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Fourth Issuer Closing Date, the Fourth Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Fourth Issuer Notes which would not be required were the relevant Fourth Issuer Notes in definitive registered form. Thereupon the holder of this Global Fourth Issuer Note (acting on the instructions of (a) holder(s) of (a) Book-Entry Interest(s) (as defined in Section 3 hereof)) may give notice to the Fourth Issuer, and the Fourth Issuer may give notice to the Note Trustee and the Noteholders, of its intention to exchange this Global Fourth Issuer Note for Definitive Fourth Issuer Notes on or after the Exchange Date (as defined below).

      On or after the Exchange Date, the holder of this Global Fourth Issuer Note shall surrender this Global Fourth Issuer Note to or to the order of the Registrar. In exchange for this Global Fourth Issuer Note the Fourth Issuer will deliver, or procure the delivery of, Definitive Fourth Issuer Notes in registered form in denominations of U.S.$1,000 or U.S.$10,000 each, or any integral multiple thereof, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders, in exchange for the whole of this Global Fourth Issuer Note.

      EXCHANGE DATE means a day specified in the notice requiring exchange falling not more than 60 days after that on which such notice is given and on which banks are open for business in the city in which the specified office of the Registrar is located and in the city in which the relevant clearing system is located.

      Upon the cancellation of a part of this Global Fourth Issuer Note in accordance with the Fourth Issuer Trust Deed, the Conditions and the Fourth Issuer Paying Agent and Agent Bank Agreement, the portion of the principal amount hereof so exchanged or so purchased and cancelled shall be endorsed by or on behalf of the Registrar on behalf of the Fourth Issuer on Part II of the Schedule hereto, whereupon the principal amount hereof shall be increased or, as the case may be, reduced for all purposes by the amount so exchanged or so purchased and cancelled and endorsed. Upon the exchange of the whole of this Global Fourth Issuer Note for Definitive Fourth Issuer Notes, this Global Fourth Issuer Note shall be surrendered to or to the order of the Registrar and cancelled and, if the holder of this Global Fourth Issuer Note requests, returned to it together with any relevant Definitive Fourth Issuer Notes.

3.    PAYMENTS

      Until the entire principal amount of this Global Fourth Issuer Note has been extinguished, this Global Fourth Issuer Note shall be entitled to the benefit of and be bound by the Conditions, the Fourth Issuer Trust Deed and the Fourth Issuer Deed of Charge. Payments of principal and interest in respect of Fourth Issuer Notes represented by this Global Fourth Issuer Note will be made in accordance with the Conditions. Upon any payment of principal or interest on this Global Fourth Issuer Note the amount so paid shall be endorsed by or on behalf of the Registrar on behalf of the Fourth Issuer on Part II of the Schedule hereto.

      Upon any payment of principal and endorsement of such payment on Part II of the Schedule hereto, the principal amount of this Global Fourth Issuer Note shall be reduced for all purposes by the principal amount so paid and endorsed.

      All payments of any amounts payable and paid to the registered holder of this Global Fourth Issuer Note shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

4.    DTC

      References herein to DTC shall be deemed to include references to any other clearing system approved by the Note Trustee.

5.    TAX TREATMENT

      The Fourth Issuer will treat this Global Fourth Issuer Note as indebtedness for U.S. federal income tax purposes. Each Holder, by the acceptance hereof, agrees to treat this Note for U.S. federal income tax purposes as indebtedness.

6.    AUTHENTICATION

      This Global Fourth Issuer Note shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Registrar.

7.    GOVERNING LAW

      This Global Fourth Issuer Note is governed by, and shall be construed in accordance with, the laws of England and the Fourth Issuer has in the Fourth Issuer Trust Deed submitted to the non exclusive jurisdiction of the courts of England for all purposes in connection with this Fourth Issuer Global Note.

8.    CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

      No rights are conferred on any person under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Fourth Issuer Global Note, but this does not affect any right or remedy of any person which exists or is available apart from that Act.

IN WITNESS WHEREOF the Fourth Issuer has caused this Global Fourth Issuer Note to be signed manually or in facsimile by a person duly authorised on its behalf.

PERMANENT FINANCING (NO. 4) PLC

By:  .............................
     (Duly authorised)

Issued in London, England on [{circle}], 2004.

CERTIFICATE OF AUTHENTICATION

This Global Fourth Issuer Note is duly authenticated without recourse, warranty or liability.


.................................
Duly authorised
for and on behalf of
CITIBANK, N.A.
as Registrar

                                 THE SCHEDULE

                                    PART II

                      PAYMENTS OF PRINCIPAL AND INTEREST

The following payments on this Global Fourth Issuer Note have been made:

                                                                 REMAINING
                                                              PRINCIPAL AMOUNT
                                                               OF THIS GLOBAL
                                                               FOURTH ISSUER      NOTATION MADE ON
                                                              NOTE FOLLOWING       BEHALF OF THE
   DATE MADE           INTEREST PAID      PRINCIPAL PAID       SUCH PAYMENT        FOURTH ISSUER
                          U.S.$                U.S.$              U.S.$
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________


                                   PART II

                                  EXCHANGES,

                          PURCHASES AND CANCELLATIONS

The following exchanges for Definitive Fourth Issuer Notes and purchases and cancellations of a part of this Global Fourth Issuer Note have been made:

                                                                 AGGREGATE
                    PART OF PRINCIPAL                        PRINCIPAL AMOUNT
                     AMOUNT ECHANGED                           FOLLOWING SUCH
                     FOR DEFINITIVE      PART OF PRINCIPAL      EXCHANGE OR      NOTATION MADE ON
                      FOURTH ISSUER      AMOUNT PURCHASED      PURCHASE AND       BEHALF OF THE
   DATE MADE              NOTES           AND CANCELLED        CANCELLATION       FOURTH ISSUER
                          U.S.$                U.S.$              U.S.$
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________


                                    PART C

                  SERIES 1 CLASS M GLOBAL FOURTH ISSUER NOTE

                        PERMANENT FINANCING (NO. 4) PLC

(Incorporated with limited liability in England with registered number 4988201)

                  SERIES 1 CLASS M GLOBAL FOURTH ISSUER NOTE
                              representing up to

U.S.$55,000,000 SERIES 1 CLASS M ASSET BACKED FLOATING RATE FOURTH ISSUER NOTES
                                 DUE JUNE 2042

This Series 1 Class M Global Fourth Issuer Note is issued without principal or interest coupons in respect of a duly authorised issue of Series 1 Class M Fourth Issuer Notes of PERMANENT FINANCING (NO. 4) PLC (the FOURTH ISSUER), designated as specified in the title hereof (the FOURTH ISSUER NOTES), limited to the aggregate principal amount of up to fifty five million U.S. dollars (U.S.$55,000,000) and constituted by a Fourth Issuer Trust Deed dated [{circle}], 2004 (the FOURTH ISSUER TRUST DEED) between the Fourth Issuer and THE BANK OF NEW YORK, as trustee (the trustee for the time being thereof being herein called the NOTE TRUSTEE). References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in Schedule 3 to the Fourth Issuer Trust Deed. Terms used but not defined herein have the meanings ascribed to them in the amended and restated master definitions and construction schedule signed by the parties to the Transaction Documents and dated [{circle}], 2004 (the MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) and the fourth issuer master definitions and construction schedule, dated [{circle}], 2004 and signed for the purposes of identification by Allen & Overy and Sidley Austin Brown & Wood (the FOURTH ISSUER MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) (each as may be amended and/or restated from time to time), and the Fourth Issuer Trust Deed and this Fourth Issuer Global Note shall be construed in accordance with the interpretation provisions set out in Clause 2 of the Fourth Issuer Master Definitions and Construction Schedule. The aggregate principal amount from time to time of this Global Fourth Issuer Note shall be that amount not exceeding U.S.$55,000,000 as shall be shown by the latest entry duly made in the Schedule hereto.

This is to certify that:

        Cede & Co. as nominee on behalf of The Depositary Trust Company is/are the duly registered holder(s) of one of the Series 1 Class M Global Fourth Issuer Notes. This Global Fourth Issuer Note is evidence of entitlement only. Title to the Global Fourth Issuer Notes passes only on due registration in the Register and only the registered holder is entitled to payment in respect of this Global Fourth Issuer Note.

1.    PROMISE TO PAY

      Subject as provided in this Global Fourth Issuer Note the Fourth Issuer promises to pay to the registered holder hereof the principal amount of this Global Fourth Issuer Note (being at the date hereof fifty five million U.S. dollars (U.S.$55,000,000) on the Interest Payment Date falling in June 2042 (or on such earlier date as the said principal amount may become repayable in accordance with the Conditions or the Fourth Issuer Trust Deed) and to pay interest quarterly in arrear on each Interest Payment Date on the principal amount from time to time of this Global Fourth Issuer Note at the rates determined in accordance with the

      Conditions together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fourth Issuer Trust Deed.

2.    EXCHANGE FOR DEFINITIVE FOURTH ISSUER NOTES AND PURCHASES

      This Global Fourth Issuer Note will be exchangeable (free of charge to the holder) for Definitive Fourth Issuer Notes only if (i) The Depositary Trust Company (DTC) has notified the Fourth Issuer that it is at any time unwilling or unable to continue as holder of this Global Fourth Issuer Note or is at any time unwilling or unable to continue as, or ceases to be, a clearing agency under the United States Securities Exchange Act of 1934, as amended (the EXCHANGE ACT), and a successor to DTC registered as a clearing agency under the Exchange Act is not able to be appointed by the Fourth Issuer within 90 days of such notification, or (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Fourth Issuer Closing Date, the Fourth Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Fourth Issuer Notes which would not be required were the relevant Fourth Issuer Notes in definitive registered form. Thereupon the holder of this Global Fourth Issuer Note (acting on the instructions of (a) holder(s) of (a) Book-Entry Interest(s) (as defined in Section 3 hereof)) may give notice to the Fourth Issuer, and the Fourth Issuer may give notice to the Note Trustee and the Noteholders, of its intention to exchange this Global Fourth Issuer Note for Definitive Fourth Issuer Notes on or after the Exchange Date (as defined below).

      On or after the Exchange Date, the holder of this Global Fourth Issuer Note shall surrender this Global Fourth Issuer Note to or to the order of the Registrar. In exchange for this Global Fourth Issuer Note the Fourth Issuer will deliver, or procure the delivery of, Definitive Fourth Issuer Notes in registered form in denominations of U.S.$1,000 or U.S.$10,000 each, or any integral multiple thereof, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders, in exchange for the whole of this Global Fourth Issuer Note.

      EXCHANGE DATE means a day specified in the notice requiring exchange falling not more than 60 days after that on which such notice is given and on which banks are open for business in the city in which the specified office of the Registrar is located and in the city in which the relevant clearing system is located.

      Upon the cancellation of a part of this Global Fourth Issuer Note in accordance with the Fourth Issuer Trust Deed, the Conditions and the Fourth Issuer Paying and Agent Bank Agreement, the portion of the principal amount hereof so exchanged or so purchased and cancelled shall be endorsed by or on behalf of the Registrar on behalf of the Fourth Issuer on Part II of the Schedule hereto, whereupon the principal amount hereof shall be increased or, as the case may be, reduced for all purposes by the amount so exchanged or so purchased and cancelled and endorsed. Upon the exchange of the whole of this Global Fourth Issuer Note for Definitive Fourth Issuer Notes, this Global Fourth Issuer Note shall be surrendered to or to the order of the Registrar and cancelled and, if the holder of this Global Fourth Issuer Note requests, returned to it together with any relevant Definitive Fourth Issuer Notes.

3.    PAYMENTS

      Until the entire principal amount of this Global Fourth Issuer Note has been extinguished, this Global Fourth Issuer Note shall be entitled to the benefit of and be bound by the Conditions, the Fourth Issuer Trust Deed and the Fourth Issuer Deed of Charge. Payments of principal and interest in respect of Fourth Issuer Notes represented by this Global Fourth Issuer Note will be made in accordance with the Conditions. Upon any payment of principal or interest on this Global Fourth Issuer Note the amount so paid shall be endorsed by or on behalf of the Registrar on behalf of the Fourth Issuer on Part II of the Schedule hereto.

      Upon any payment of principal and endorsement of such payment on Part II of the Schedule hereto, the principal amount of this Global Fourth Issuer Note shall be reduced for all purposes by the principal amount so paid and endorsed.

      All payments of any amounts payable and paid to the registered holder of this Global Fourth Issuer Note shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

4.    DTC

      References herein to DTC shall be deemed to include references to any other clearing system approved by the Note Trustee.

5.    TAX TREATMENT

      The Fourth Issuer will treat this Global Fourth Issuer Note as indebtedness for U.S. federal income tax purposes. Each Holder, by the acceptance hereof, agrees to treat this Note for U.S. federal income tax purposes as indebtedness.

6.    AUTHENTICATION

      This Global Fourth Issuer Note shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Registrar.

7.    GOVERNING LAW

      This Global Fourth Issuer Note is governed by, and shall be construed in accordance with, the laws of England and the Fourth Issuer has in the Fourth Issuer Trust Deed submitted to the non exclusive jurisdiction of the courts of England for all purposes in connection with this Fourth Issuer Global Note.

8.    CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

      No rights are conferred on any person under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Fourth Issuer Global Note, but this does not affect any right or remedy of any person which exists or is available apart from that Act.

IN WITNESS WHEREOF the Fourth Issuer has caused this Global Fourth Issuer Note to be signed manually or in facsimile by a person duly authorised on its behalf.

PERMANENT FINANCING (NO. 4) PLC

By:  .............................
     (Duly authorised)

Issued in London, England on [{circle}], 2004.

CERTIFICATE OF AUTHENTICATION

This Global Fourth Issuer Note is duly authenticated without recourse, warranty or liability.


.................................
Duly authorised
for and on behalf of
CITIBANK, N.A.
as Registrar

                                 THE SCHEDULE

                                    PART I

                      PAYMENTS OF PRINCIPAL AND INTEREST

The following payments on this Global Fourth Issuer Note have been made:

                                                                 REMAINING
                                                              PRINCIPAL AMOUNT
                                                               OF THIS GLOBAL
                                                               FOURTH ISSUER      NOTATION MADE ON
                                                              NOTE FOLLOWING       BEHALF OF THE
   DATE MADE           INTEREST PAID      PRINCIPAL PAID       SUCH PAYMENT        FOURTH ISSUER
                          U.S.$                U.S.$              U.S.$
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________


                                    PART II

                                  EXCHANGES,

                          PURCHASES AND CANCELLATIONS

The following exchanges for Definitive Fourth Issuer Notes and purchases and cancellations of a part of this Global Fourth Issuer Note have been made:

                                                                 AGGREGATE
                    PART OF PRINCIPAL                        PRINCIPAL AMOUNT
                    AMOUNT EXCHANGED                          FOLLOWING SUCH
                     FOR DEFINITIVE      PART OF PRINCIPAL      EXCHANGE OR      NOTATION MADE ON
                      FOURTH ISSUER      AMOUNT PURCHASED      PURCHASE AND       BEHALF OF THE
   DATE MADE              NOTES           AND CANCELLED        CANCELLATION       FOURTH ISSUER
                          U.S.$                U.S.$              U.S.$
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________


                                    PART C

                  SERIES 1 CLASS C GLOBAL FOURTH ISSUER NOTE

                        PERMANENT FINANCING (NO. 4) PLC

(Incorporated with limited liability in England with registered number 4988201)

                  SERIES 1 CLASS C GLOBAL FOURTH ISSUER NOTE
                              representing up to

U.S.$[{circle}] SERIES 1 CLASS C ASSET BACKED FLOATING RATE FOURTH ISSUER NOTES
                                 DUE JUNE 2042

This Series 1 Class C Global Fourth Issuer Note is issued without principal or interest coupons in respect of a duly authorised issue of Series 1 Class C Fourth Issuer Notes of PERMANENT FINANCING (NO. 4) PLC (the FOURTH ISSUER), designated as specified in the title hereof (the FOURTH ISSUER NOTES), limited to the aggregate principal amount of up to [{circle}] U.S. dollars (U.S.$[{circle}]) and constituted by a Fourth Issuer Trust Deed dated [{circle}], 2004 (the FOURTH ISSUER TRUST DEED) between the Fourth Issuer and THE BANK OF NEW YORK, as trustee (the trustee for the time being thereof being herein called the NOTE TRUSTEE). References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in Schedule 3 to the Fourth Issuer Trust Deed. Terms used but not defined herein have the meanings ascribed to them in the amended and restated master definitions and construction schedule signed by the parties to the Transaction Documents and dated [{circle}], 2004 (the MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) and the fourth issuer master definitions and construction schedule, dated [{circle}], 2004 and signed for the purposes of identification by Allen & Overy and Sidley Austin Brown & Wood (the FOURTH ISSUER MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) (each as may be amended and/or restated from time to time), and the Fourth Issuer Trust Deed and this Fourth Issuer Global Note shall be construed in accordance with the interpretation provisions set out in Clause 2 of the Fourth Issuer Master Definitions and Construction Schedule. The aggregate principal amount from time to time of this Global Fourth Issuer Note shall be that amount not exceeding U.S.$[{circle}] as shall be shown by the latest entry duly made in the Schedule hereto.

This is to certify that:

        Cede & Co. as nominee on behalf of The Depositary Trust Company is/are the duly registered holder(s) of one of the Series 1 Class C Global Fourth Issuer Notes. This Global Fourth Issuer Note is evidence of entitlement only. Title to the Global Fourth Issuer Notes passes only on due registration in the Register and only the registered holder is entitled to payment in respect of this Global Fourth Issuer Note.

1.    PROMISE TO PAY

      Subject as provided in this Global Fourth Issuer Note the Fourth Issuer promises to pay to the registered holder hereof the principal amount of this Global Fourth Issuer Note (being at the date hereof [{circle}]U.S. dollars (U.S.$[{circle}]) on the Interest Payment Date falling in June 2042 (or on such earlier date as the said principal amount may become repayable in accordance with the Conditions or the Fourth Issuer Trust
      Deed) and to pay interest quarterly in arrear on each Interest Payment Date on the principal amount from time to time of this Global Fourth Issuer Note at the rates determined in accordance with the Conditions together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fourth Issuer Trust Deed.

2.    EXCHANGE FOR DEFINITIVE FOURTH ISSUER NOTES AND PURCHASES

      This Global Fourth Issuer Note will be exchangeable (free of charge to the holder) for Definitive Fourth Issuer Notes only if (i) The Depositary Trust Company (DTC) has notified the Fourth Issuer that it is at any time unwilling or unable to continue as holder of this Global Fourth Issuer Note or is at any time unwilling or unable to continue as, or ceases to be, a clearing agency under the United States Securities Exchange Act of 1934, as amended (the EXCHANGE ACT), and a successor to DTC registered as a clearing agency under the Exchange Act is not able to be appointed by the Fourth Issuer within 90 days of such notification, or (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Fourth Issuer Closing Date, the Fourth Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Fourth Issuer Notes which would not be required were the relevant Fourth Issuer Notes in definitive registered form. Thereupon the holder of this Global Fourth Issuer Note (acting on the instructions of (a) holder(s) of (a) Book-Entry Interest(s) (as defined in Section 3 hereof)) may give notice to the Fourth Issuer, and the Fourth Issuer may give notice to the Note Trustee and the Noteholders, of its intention to exchange this Global Fourth Issuer Note for Definitive Fourth Issuer Notes on or after the Exchange Date (as defined below).

      On or after the Exchange Date, the holder of this Global Fourth Issuer Note shall surrender this Global Fourth Issuer Note to or to the order of the Registrar. In exchange for this Global Fourth Issuer Note the Fourth Issuer will deliver, or procure the delivery of, Definitive Fourth Issuer Notes in registered form in denominations of U.S.$1,000 or U.S.$10,000 each, or any integral multiple thereof, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders, in exchange for the whole of this Global Fourth Issuer Note.

      EXCHANGE DATE means a day specified in the notice requiring exchange falling not more than 60 days after that on which such notice is given and on which banks are open for business in the city in which the specified office of the Registrar is located and in the city in which the relevant clearing system is located.

      Upon the cancellation of a part of this Global Fourth Issuer Note in accordance with the Fourth Issuer Trust Deed, the Conditions and the Fourth Issuer Paying and Agent Bank Agreement, the portion of the principal amount hereof so exchanged or so purchased and cancelled shall be endorsed by or on behalf of the Registrar on behalf of the Fourth Issuer on Part II of the Schedule hereto, whereupon the principal amount hereof shall be increased or, as the case may be, reduced for all purposes by the amount so exchanged or so purchased and cancelled and endorsed. Upon the exchange of the whole of this Global Fourth Issuer Note for Definitive Fourth Issuer Notes, this Global Fourth Issuer Note shall be surrendered to or to the order of the Registrar and cancelled and, if the holder of this Global Fourth Issuer Note requests, returned to it together with any relevant Definitive Fourth Issuer Notes.

3.    PAYMENTS

      Until the entire principal amount of this Global Fourth Issuer Note has been extinguished, this Global Fourth Issuer Note shall be entitled to the benefit of and be bound by the Conditions, the Fourth Issuer Trust Deed and the Fourth Issuer Deed of Charge. Payments of principal and interest in respect of Fourth Issuer Notes represented by this Global Fourth Issuer Note will be made in accordance with the Conditions. Upon any payment of principal or interest on this Global Fourth Issuer Note the amount so paid shall be endorsed by or on behalf of the Registrar on behalf of the Fourth Issuer on Part II of the Schedule hereto.

      Upon any payment of principal and endorsement of such payment on Part II of the Schedule hereto, the principal amount of this Global Fourth Issuer Note shall be reduced for all purposes by the principal amount so paid and endorsed.

      All payments of any amounts payable and paid to the registered holder of this Global Fourth Issuer Note shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

4.    DTC

      References herein to DTC shall be deemed to include references to any other clearing system approved by the Note Trustee.

5.    TAX TREATMENT

      The Fourth Issuer will treat this Global Fourth Issuer Note as indebtedness for U.S. federal income tax purposes. Each Holder, by the acceptance hereof, agrees to treat this Note for U.S. federal income tax purposes as indebtedness.

6.    AUTHENTICATION

      This Global Fourth Issuer Note shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Registrar.

7.    GOVERNING LAW

      This Global Fourth Issuer Note is governed by, and shall be construed in accordance with, the laws of England and the Fourth Issuer has in the Fourth Issuer Trust Deed submitted to the non exclusive jurisdiction of the courts of England for all purposes in connection with this Fourth Issuer Global Note.

8.    CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

      No rights are conferred on any person under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Fourth Issuer Global Note, but this does not affect any right or remedy of any person which exists or is available apart from that Act.

IN WITNESS WHEREOF the Fourth Issuer has caused this Global Fourth Issuer Note to be signed manually or in facsimile by a person duly authorised on its behalf.

PERMANENT FINANCING (NO. 4) PLC

By:  .............................
     (Duly authorised)

Issued in London, England on [{circle}], 2004.

CERTIFICATE OF AUTHENTICATION

This Global Fourth Issuer Note is duly authenticated without recourse, warranty or liability.


.................................
Duly authorised
for and on behalf of
CITIBANK, N.A.
as Registrar

                                 THE SCHEDULE

                                    PART II

                      PAYMENTS OF PRINCIPAL AND INTEREST

The following payments on this Global Fourth Issuer Note have been made:

                                                                 REMAINING
                                                              PRINCIPAL AMOUNT
                                                               OF THIS GLOBAL
                                                               FOURTH ISSUER      NOTATION MADE ON
                                                              NOTE FOLLOWING       BEHALF OF THE
   DATE MADE           INTEREST PAID      PRINCIPAL PAID       SUCH PAYMENT        FOURTH ISSUER
                          U.S.$                U.S.$              U.S.$
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________


                                    PART II

                                  EXCHANGES,

                          PURCHASES AND CANCELLATIONS

The following exchanges for Definitive Fourth Issuer Notes and purchases and cancellations of a part of this Global Fourth Issuer Note have been made:

                                                                 AGGREGATE
                    PART OF PRINCIPAL                        PRINCIPAL AMOUNT
                    AMOUNT EXCHANGED                          FOLLOWING SUCH
                     FOR DEFINITIVE      PART OF PRINCIPAL      EXCHANGE OR      NOTATION MADE ON
                      FOURTH ISSUER      AMOUNT PURCHASED      PURCHASE AND       BEHALF OF THE
   DATE MADE              NOTES           AND CANCELLED        CANCELLATION       FOURTH ISSUER
                          U.S.$                U.S.$              U.S.$
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________


                                    PART D

                                      (1)

                  SERIES 2 CLASS A GLOBAL FOURTH ISSUER NOTE

                                  NOTE NO. 1

                        PERMANENT FINANCING (NO. 4) PLC

(Incorporated with limited liability in England with registered number 4988201)

                  SERIES 2 CLASS A GLOBAL FOURTH ISSUER NOTE
                              representing up to

         U.S.$500,000,000 SERIES 2 CLASS A ASSET BACKED FLOATING RATE

                      FOURTH ISSUER NOTES DUE MARCH 2009

     (Initial aggregate principal amount of Series 2 Class A Global Notes:
                              U.S.$1,750,000,000)

This Series 2 Class A Global Fourth Issuer Note is issued without principal or interest coupons in respect of a duly authorised issue of Series 2 Class A Fourth Issuer Notes of PERMANENT FINANCING (NO. 4) PLC (the FOURTH ISSUER), designated as specified in the title hereof (the FOURTH ISSUER NOTES), limited to the aggregate principal amount of up to five hundred million U.S. dollars (U.S.$500,000,000) and constituted by a Fourth Issuer Trust Deed dated[{circle}], 2004 (the FOURTH ISSUER TRUST DEED) between the Fourth Issuer and THE BANK OF NEW YORK, as trustee (the trustee for the time being thereof being herein called the NOTE TRUSTEE). References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in Schedule 3 to the Fourth Issuer Trust Deed. Terms used but not defined herein have the meanings ascribed to them in the amended and restated master definitions and construction schedule signed by the parties to the Transaction Documents and dated [{circle}], 2004 (the MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) and the fourth issuer master definitions and construction schedule, dated and made on [{circle}], 2004 and signed for the purposes of identification by Allen & Overy and Sidley Austin Brown & Wood (the FOURTH ISSUER MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) (each as may be amended and/or restated from time to time), and the Fourth Issuer Trust Deed and this Fourth Issuer Global Note shall be construed in accordance with the interpretation provisions set out in Clause 2 of the Fourth Issuer Master Definitions and Construction Schedule. The aggregate principal amount from time to time of this Global Fourth Issuer Note shall be that amount not exceeding U.S.$500,000,000 as shall be shown by the latest entry duly made in the Schedule hereto.

This is to certify that:

        Cede & Co. as nominee on behalf of The Depositary Trust Company is/are the duly registered holder(s) of one of the Series 2 Class A Global Fourth Issuer Notes. This Global Fourth Issuer Note is evidence of entitlement only. Title to the Global Fourth Issuer Notes passes only on due registration in the Register and only the registered holder is entitled to payment in respect of this Global Fourth Issuer Note.

1.    PROMISE TO PAY

      Subject as provided in this Global Fourth Issuer Note the Fourth Issuer promises to pay to the registered holder hereof the principal amount of this Global Fourth Issuer Note (being at the date hereof five hundred million U.S. dollars (U.S.$500,000,000) on the Interest Payment

      Date falling in March 2009 (or on such earlier date as the said principal amount may become repayable in accordance with the Conditions or the Fourth Issuer Trust Deed) and to pay quarterly in arrear on each Interest Payment Date on the principal amount from time to time of this Global Fourth Issuer Note at the rates determined in accordance with the Conditions together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fourth Issuer Trust Deed.

2.    EXCHANGE FOR DEFINITIVE FOURTH ISSUER NOTES AND PURCHASES

      This Global Fourth Issuer Note will be exchangeable (free of charge to the holder) for Definitive Fourth Issuer Notes only if (i) The Depositary Trust Company (DTC) has notified the Fourth Issuer that it is at any time unwilling or unable to continue as holder of this Global Fourth Issuer Note or is at any time unwilling or unable to continue as, or ceases to be, a clearing agency under the United States Securities Exchange Act of 1934, as amended (the EXCHANGE ACT), and a successor to DTC registered as a clearing agency under the Exchange Act is not able to be appointed by the Fourth Issuer within 90 days of such notification, or (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Fourth Issuer Closing Date, the Fourth Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Fourth Issuer Notes which would not be required were the relevant Fourth Issuer Notes in definitive registered form. Thereupon the holder of this Global Fourth Issuer Note (acting on the instructions of (a) holder(s) of (a) Book-Entry Interest(s) (as defined in Section 3 hereof)) may give notice to the Fourth Issuer, and the Fourth Issuer may give notice to the Note Trustee and the Noteholders, of its intention to exchange this Global Fourth Issuer Note for Definitive Fourth Issuer Notes on or after the Exchange Date (as defined below).

      On or after the Exchange Date, the holder of this Global Fourth Issuer Note shall surrender this Global Fourth Issuer Note to or to the order of the Registrar. In exchange for this Global Fourth Issuer Note the Fourth Issuer will deliver, or procure the delivery of, Definitive Fourth Issuer Notes in registered form in denominations of U.S.$1,000 or U.S.$10,000 each, or any integral multiple thereof, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders, in exchange for the whole of this Global Fourth Issuer Note.

      EXCHANGE DATE means a day specified in the notice requiring exchange falling not more than 60 days after that on which such notice is given and on which banks are open for business in the city in which the specified office of the Registrar is located and in the city in which the relevant clearing system is located.

      Upon the cancellation of a part of this Global Fourth Issuer Note in accordance with the Fourth Issuer Trust Deed, the Conditions and the Fourth Issuer Paying and Agent Bank Agreement, the portion of the principal amount hereof so exchanged or so purchased and cancelled shall be endorsed by or on behalf of the Registrar on behalf of the Fourth Issuer on Part II of the Schedule hereto, whereupon the principal amount hereof shall be increased or, as the case may be, reduced for all purposes by the amount so exchanged or so purchased and cancelled and endorsed. Upon the exchange of the whole of this Global Fourth Issuer Note for Definitive Fourth Issuer Notes, this Global Fourth Issuer Note shall be surrendered to or to the order of the Registrar and cancelled and, if the holder of this Global Fourth Issuer Note requests, returned to it together with any relevant Definitive Fourth Issuer Notes.

3.    PAYMENTS

      Until the entire principal amount of this Global Fourth Issuer Note has been extinguished, this Global Fourth Issuer Note shall be entitled to the benefit of and be bound by the Conditions, the Fourth Issuer Trust Deed and the Fourth Issuer Deed of Charge. Payments of principal and interest in respect of Fourth Issuer Notes represented by this Global Fourth Issuer Note will be made in accordance with the Conditions. Upon any payment of principal or interest on this Global Fourth Issuer Note the amount so paid shall be endorsed by or on behalf of the Registrar on behalf of the Fourth Issuer on Part I of the Schedule hereto.

      Upon any payment of principal and endorsement of such payment on Part I of the Schedule hereto, the principal amount of this Global Fourth Issuer Note shall be reduced for all purposes by the principal amount so paid and endorsed.

      All payments of any amounts payable and paid to the registered holder of this Global Fourth Issuer Note shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

4.    DTC

      References herein to DTC shall be deemed to include references to any other clearing system approved by the Note Trustee.

5.    TAX TREATMENT

      The Fourth Issuer will treat this Global Fourth Issuer Note as indebtedness for U.S. federal income tax purposes. Each Holder, by the acceptance hereof, agrees to treat this Note for U.S. federal income tax purposes as indebtedness.

6.    AUTHENTICATION

      This Global Fourth Issuer Note shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Registrar.

7.    GOVERNING LAW

      This Global Fourth Issuer Note is governed by, and shall be construed in accordance with, the laws of England and the Fourth Issuer has in the Fourth Issuer Trust Deed submitted to the non exclusive jurisdiction of the courts of England for all purposes in connection with this Fourth Issuer Global Note.

8.    CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

      No rights are conferred on any person under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this temporary Global Note, but this does not affect any right or remedy of any person which exists or is available apart from that Act.

IN WITNESS WHEREOF the Fourth Issuer has caused this Global Fourth Issuer Note to be signed manually or in facsimile by a person duly authorised on its behalf.

PERMANENT FINANCING (NO. 4) PLC

By:  .............................
     (Duly authorised)

Issued in London, England on [{circle}], 2004.

CERTIFICATE OF AUTHENTICATION

This Global Fourth Issuer Note is duly authenticated without recourse, warranty or liability.


.................................
Duly authorised
for and on behalf of
CITIBANK, N.A.
as Registrar

                                 THE SCHEDULE

                                    PART I

                      PAYMENTS OF PRINCIPAL AND INTEREST

The following payments on this Global Fourth Issuer Note have been made:

                                                                 REMAINING
                                                              PRINCIPAL AMOUNT
                                                               OF THIS GLOBAL
                                                               FOURTH ISSUER      NOTATION MADE ON
                                                              NOTE FOLLOWING       BEHALF OF THE
   DATE MADE           INTEREST PAID      PRINCIPAL PAID       SUCH PAYMENT        FOURTH ISSUER
                          U.S.$                U.S.$              U.S.$
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________


                                    PART II

                                  EXCHANGES,

                          PURCHASES AND CANCELLATIONS

The following exchanges for Definitive Fourth Issuer Notes and purchases and cancellations of a part of this Global Fourth Issuer Note have been made:

                                                                 AGGREGATE
                    PART OF PRINCIPAL                        PRINCIPAL AMOUNT
                    AMOUNT EXCHANGED                          FOLLOWING SUCH
                     FOR DEFINITIVE      PART OF PRINCIPAL      EXCHANGE OR      NOTATION MADE ON
                      FOURTH ISSUER      AMOUNT PURCHASED      PURCHASE AND       BEHALF OF THE
   DATE MADE              NOTES           AND CANCELLED        CANCELLATION       FOURTH ISSUER
                          U.S.$                U.S.$              U.S.$
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________


                                    PART D

                                      (2)

                  SERIES 2 CLASS A GLOBAL FOURTH ISSUER NOTE

                                  NOTE NO. 2

                        PERMANENT FINANCING (NO. 4) PLC

(Incorporated with limited liability in England with registered number 4988201)

                  SERIES 2 CLASS A GLOBAL FOURTH ISSUER NOTE
                              representing up to

         U.S.$500,000,000 SERIES 2 CLASS A ASSET BACKED FLOATING RATE

                      FOURTH ISSUER NOTES DUE MARCH 2009

     (Initial aggregate principal amount of Series 2 Class A Global Notes:
                              U.S.$1,750,000,000)

This Series 2 Class A Global Fourth Issuer Note is issued without principal or interest coupons in respect of a duly authorised issue of Series 2 Class A Fourth Issuer Notes of PERMANENT FINANCING (NO. 4) PLC (the FOURTH ISSUER), designated as specified in the title hereof (the FOURTH ISSUER NOTES), limited to the aggregate principal amount of up to five hundred million U.S. dollars (U.S.$500,000,000) and constituted by a Fourth Issuer Trust Deed dated [{circle}], 2004 (the FOURTH ISSUER TRUST DEED) between the Fourth Issuer and THE BANK OF NEW YORK, as trustee (the trustee for the time being thereof being herein called the NOTE TRUSTEE). References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in Schedule 3 to the Fourth Issuer Trust Deed. Terms used but not defined herein have the meanings ascribed to them in the amended and restated master definitions and construction schedule signed by the parties to the Transaction Documents and dated [{circle}], 2004 (the MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) and the fourth issuer master definitions and construction schedule, dated and made on [{circle}], 2004 and signed for the purposes of identification by Allen & Overy and Sidley Austin Brown & Wood (the FOURTH ISSUER MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) (each as may be amended and/or restated from time to time), and the Fourth Issuer Trust Deed and this Fourth Issuer Global Note shall be construed in accordance with the interpretation provisions set out in Clause 2 of the Fourth Issuer Master Definitions and Construction Schedule. The aggregate principal amount from time to time of this Global Fourth Issuer Note shall be that amount not exceeding U.S.$500,000,000 as shall be shown by the latest entry duly made in the Schedule hereto.

This is to certify that:

        Cede & Co. as nominee on behalf of The Depositary Trust Company is/are the duly registered holder(s) of one of the Series 2 Class A Global Fourth Issuer Notes. This Global Fourth Issuer Note is evidence of entitlement only. Title to the Global Fourth Issuer Notes passes only on due registration in the Register and only the registered holder is entitled to payment in respect of this Global Fourth Issuer Note.

1.    PROMISE TO PAY

      Subject as provided in this Global Fourth Issuer Note the Fourth Issuer promises to pay to the registered holder hereof the principal amount of this Global Fourth Issuer Note (being at the date hereof five hundred million U.S. dollars (U.S.$500,000,000) on the Interest Payment Date falling in March 2009 (or on such earlier date as the said principal amount may become repayable in accordance with the Conditions or the Fourth Issuer Trust Deed) and to pay quarterly in arrear on each Interest Payment Date on the principal amount from time to time of this Global Fourth Issuer Note at the rates determined in accordance with the Conditions together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fourth Issuer Trust Deed.

2.    EXCHANGE FOR DEFINITIVE FOURTH ISSUER NOTES AND PURCHASES

      This Global Fourth Issuer Note will be exchangeable (free of charge to the holder) for Definitive Fourth Issuer Notes only if (i) The Depositary Trust Company (DTC) has notified the Fourth Issuer that it is at any time unwilling or unable to continue as holder of this Global Fourth Issuer Note or is at any time unwilling or unable to continue as, or ceases to be, a clearing agency under the United States Securities Exchange Act of 1934, as amended (the EXCHANGE ACT), and a successor to DTC registered as a clearing agency under the Exchange Act is not able to be appointed by the Fourth Issuer within 90 days of such notification, or (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Fourth Issuer Closing Date, the Fourth Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Fourth Issuer Notes which would not be required were the relevant Fourth Issuer Notes in definitive registered form. Thereupon the holder of this Global Fourth Issuer Note (acting on the instructions of (a) holder(s) of (a) Book-Entry Interest(s) (as defined in Section 3 hereof)) may give notice to the Fourth Issuer, and the Fourth Issuer may give notice to the Note Trustee and the Noteholders, of its intention to exchange this Global Fourth Issuer Note for Definitive Fourth Issuer Notes on or after the Exchange Date (as defined below).

      On or after the Exchange Date, the holder of this Global Fourth Issuer Note shall surrender this Global Fourth Issuer Note to or to the order of the Registrar. In exchange for this Global Fourth Issuer Note the Fourth Issuer will deliver, or procure the delivery of, Definitive Fourth Issuer Notes in registered form in denominations of U.S.$1,000 or U.S.$10,000 each, or any integral multiple thereof, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders, in exchange for the whole of this Global Fourth Issuer Note.

      EXCHANGE DATE means a day specified in the notice requiring exchange falling not more than 60 days after that on which such notice is given and on which banks are open for business in the city in which the specified office of the Registrar is located and in the city in which the relevant clearing system is located.

      Upon the cancellation of a part of this Global Fourth Issuer Note in accordance with the Fourth Issuer Trust Deed, the Conditions and the Fourth Issuer Paying and Agent Bank Agreement, the portion of the principal amount hereof so exchanged or so purchased and cancelled shall be endorsed by or on behalf of the Registrar on behalf of the Fourth Issuer on Part II of the Schedule hereto, whereupon the principal amount hereof shall be increased or, as the case may be, reduced for all purposes by the amount so exchanged or so purchased and cancelled and endorsed. Upon the exchange of the whole of this Global Fourth Issuer Note for Definitive Fourth Issuer Notes, this Global Fourth Issuer Note shall be surrendered to or to the order of the Registrar and cancelled and, if the holder of this Global Fourth Issuer Note requests, returned to it together with any relevant Definitive Fourth Issuer Notes.

3.    PAYMENTS

      Until the entire principal amount of this Global Fourth Issuer Note has been extinguished, this Global Fourth Issuer Note shall be entitled to the benefit of and be bound by the Conditions, the Fourth Issuer Trust Deed and the Fourth Issuer Deed of Charge. Payments of principal and interest in respect of Fourth Issuer Notes represented by this Global Fourth Issuer Note will be made in accordance with the Conditions. Upon any payment of principal or interest on this Global Fourth Issuer Note the amount so paid shall be endorsed by or on behalf of the Registrar on behalf of the Fourth Issuer on Part II of the Schedule hereto.

      Upon any payment of principal and endorsement of such payment on Part II of the Schedule hereto, the principal amount of this Global Fourth Issuer Note shall be reduced for all purposes by the principal amount so paid and endorsed.

      All payments of any amounts payable and paid to the registered holder of this Global Fourth Issuer Note shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

4.    DTC

      References herein to DTC shall be deemed to include references to any other clearing system approved by the Note Trustee.

5.    TAX TREATMENT

      The Fourth Issuer will treat this Global Fourth Issuer Note as indebtedness for U.S. federal income tax purposes. Each Holder, by the acceptance hereof, agrees to treat this Note for U.S. federal income tax purposes as indebtedness.

6.    AUTHENTICATION

      This Global Fourth Issuer Note shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Registrar.

7.    GOVERNING LAW

      This Global Fourth Issuer Note is governed by, and shall be construed in accordance with, the laws of England and the Fourth Issuer has in the Fourth Issuer Trust Deed submitted to the non exclusive jurisdiction of the courts of England for all purposes in connection with the Fourth Issuer Global Note.

8.    CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

      No rights are conferred on any person under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this temporary Global Note, but this does not affect any right or remedy of any person which exists or is available apart from that Act.

IN WITNESS WHEREOF the Fourth Issuer has caused this Global Fourth Issuer Note to be signed manually or in facsimile by a person duly authorised on its behalf.

PERMANENT FINANCING (NO. 4) PLC

By:  .............................
     (Duly authorised)

Issued in London, England on [{circle}], 2004.

CERTIFICATE OF AUTHENTICATION

This Global Fourth Issuer Note is duly authenticated without recourse, warranty or liability.


.................................
Duly authorised
for and on behalf of
CITIBANK, N.A.
as Registrar

                                 THE SCHEDULE

                                    PART II

                      PAYMENTS OF PRINCIPAL AND INTEREST

The following payments on this Global Fourth Issuer Note have been made:

                                                                 REMAINING
                                                              PRINCIPAL AMOUNT
                                                               OF THIS GLOBAL
                                                               FOURTH ISSUER      NOTATION MADE ON
                                                              NOTE FOLLOWING       BEHALF OF THE
   DATE MADE           INTEREST PAID      PRINCIPAL PAID       SUCH PAYMENT        FOURTH ISSUER
                          U.S.$                U.S.$              U.S.$
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________


                                    PART II

                                  EXCHANGES,

                          PURCHASES AND CANCELLATIONS

The following exchanges for Definitive Fourth Issuer Notes and purchases and cancellations of a part of this Global Fourth Issuer Note have been made:

                                                                 AGGREGATE
                    PART OF PRINCIPAL                        PRINCIPAL AMOUNT
                     AMOUNT EXCHANGED                         FOLLOWING SUCH
                     FOR DEFINITIVE      PART OF PRINCIPAL      EXCHANGE OR      NOTATION MADE ON
                      FOURTH ISSUER      AMOUNT PURCHASED      PURCHASE AND       BEHALF OF THE
   DATE MADE              NOTES           AND CANCELLED        CANCELLATION       FOURTH ISSUER
                          U.S.$                U.S.$              U.S.$
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________


                                    PART D

                                      (3)

                  SERIES 2 CLASS A GLOBAL FOURTH ISSUER NOTE

                                  NOTE NO. 3

                        PERMANENT FINANCING (NO. 4) PLC

(Incorporated with limited liability in England with registered number 4988201)

                  SERIES 2 CLASS A GLOBAL FOURTH ISSUER NOTE
                              representing up to

         U.S.$500,000,000 SERIES 2 CLASS A ASSET BACKED FLOATING RATE

                      FOURTH ISSUER NOTES DUE MARCH 2009

     (Initial aggregate principal amount of Series 2 Class A Global Notes:
                              U.S.$1,750,000,000)

This Series 2 Class A Global Fourth Issuer Note is issued without principal or interest coupons in respect of a duly authorised issue of Series 2 Class A Fourth Issuer Notes of PERMANENT FINANCING (NO. 4) PLC (the FOURTH ISSUER), designated as specified in the title hereof (the FOURTH ISSUER NOTES), limited to the aggregate principal amount of up to five hundred million U.S. dollars (U.S.$500,000,000) and constituted by a Fourth Issuer Trust Deed dated [{circle}], 2004 (the FOURTH ISSUER TRUST DEED) between the Fourth Issuer and THE BANK OF NEW YORK, as trustee (the trustee for the time being thereof being herein called the NOTE TRUSTEE). References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in Schedule 3 to the Fourth Issuer Trust Deed. Terms used but not defined herein have the meanings ascribed to them in the amended and restated master definitions and construction schedule signed by the parties to the Transaction Documents and dated [{circle}], 2004 (the MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) and the fourth issuer master definitions and construction schedule, dated and made on [{circle}], 2004 and signed for the purposes of identification by Allen & Overy and Sidley Austin Brown & Wood (the FOURTH ISSUER MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) (each as may be amended and/or restated from time to time), and the Fourth Issuer Trust Deed and this Fourth Issuer Global Note shall be construed in accordance with the interpretation provisions set out in Clause 2 of the Fourth Issuer Master Definitions and Construction Schedule. The aggregate principal amount from time to time of this Global Fourth Issuer Note shall be that amount not exceeding U.S.$500,000,000 as shall be shown by the latest entry duly made in the Schedule hereto.

This is to certify that:

        Cede & Co. as nominee on behalf of The Depositary Trust Company is/are the duly registered holder(s) of one of the Series 2 Class A Global Fourth Issuer Notes. This Global Fourth Issuer Note is evidence of entitlement only. Title to the Global Fourth Issuer Notes passes only on due registration in the Register and only the registered holder is entitled to payment in respect of this Global Fourth Issuer Note.

1.    PROMISE TO PAY

      Subject as provided in this Global Fourth Issuer Note the Fourth Issuer promises to pay to the registered holder hereof the principal amount of this Global Fourth Issuer Note (being at the date hereof five hundred million U.S. dollars (U.S.$500,000,000) on the Interest Payment

      Date falling in March 2009 (or on such earlier date as the said principal amount may become repayable in accordance with the Conditions or the Fourth Issuer Trust Deed) and to pay quarterly in arrear on each Interest Payment Date on the principal amount from time to time of this Global Fourth Issuer Note at the rates determined in accordance with the Conditions together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fourth Issuer Trust Deed.

2.    EXCHANGE FOR DEFINITIVE FOURTH ISSUER NOTES AND PURCHASES

      This Global Fourth Issuer Note will be exchangeable (free of charge to the holder) for Definitive Fourth Issuer Notes only if (i) The Depositary Trust Company (DTC) has notified the Fourth Issuer that it is at any time unwilling or unable to continue as holder of this Global Fourth Issuer Note or is at any time unwilling or unable to continue as, or ceases to be, a clearing agency under the United States Securities Exchange Act of 1934, as amended (the EXCHANGE ACT), and a successor to DTC registered as a clearing agency under the Exchange Act is not able to be appointed by the Fourth Issuer within 90 days of such notification, or (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Fourth Issuer Closing Date, the Fourth Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Fourth Issuer Notes which would not be required were the relevant Fourth Issuer Notes in definitive registered form. Thereupon the holder of this Global Fourth Issuer Note (acting on the instructions of (a) holder(s) of (a) Book-Entry Interest(s) (as defined in Section 3 hereof)) may give notice to the Fourth Issuer, and the Fourth Issuer may give notice to the Note Trustee and the Noteholders, of its intention to exchange this Global Fourth Issuer Note for Definitive Fourth Issuer Notes on or after the Exchange Date (as defined below).

      On or after the Exchange Date, the holder of this Global Fourth Issuer Note shall surrender this Global Fourth Issuer Note to or to the order of the Registrar. In exchange for this Global Fourth Issuer Note the Fourth Issuer will deliver, or procure the delivery of, Definitive Fourth Issuer Notes in registered form in denominations of U.S.$1,000 or U.S.$10,000 each, or any integral multiple thereof, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders, in exchange for the whole of this Global Fourth Issuer Note.

      EXCHANGE DATE means a day specified in the notice requiring exchange falling not more than 60 days after that on which such notice is given and on which banks are open for business in the city in which the specified office of the Registrar is located and in the city in which the relevant clearing system is located.

      Upon the cancellation of a part of this Global Fourth Issuer Note in accordance with the Fourth Issuer Trust Deed, the Conditions and the Fourth Issuer Paying and Agent Bank Agreement, the portion of the principal amount hereof so exchanged or so purchased and cancelled shall be endorsed by or on behalf of the Registrar on behalf of the Fourth Issuer on Part II of the Schedule hereto, whereupon the principal amount hereof shall be increased or, as the case may be, reduced for all purposes by the amount so exchanged or so purchased and cancelled and endorsed. Upon the exchange of the whole of this Global Fourth Issuer Note for Definitive Fourth Issuer Notes, this Global Fourth Issuer Note shall be surrendered to or to the order of the Registrar and cancelled and, if the holder of this Global Fourth Issuer Note requests, returned to it together with any relevant Definitive Fourth Issuer Notes.

3.    PAYMENTS

      Until the entire principal amount of this Global Fourth Issuer Note has been extinguished, this Global Fourth Issuer Note shall be entitled to the benefit of and be bound by the Conditions, the Fourth Issuer Trust Deed and the Fourth Issuer Deed of Charge. Payments of principal and interest in respect of Fourth Issuer Notes represented by this Global Fourth Issuer Note will be made in accordance with the Conditions. Upon any payment of principal or interest on this Global Fourth Issuer Note the amount so paid shall be endorsed by or on behalf of the Registrar on behalf of the Fourth Issuer on Part II of the Schedule hereto.

      Upon any payment of principal and endorsement of such payment on Part II of the Schedule hereto, the principal amount of this Global Fourth Issuer Note shall be reduced for all purposes by the principal amount so paid and endorsed.

      All payments of any amounts payable and paid to the registered holder of this Global Fourth Issuer Note shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

4.    DTC

      References herein to DTC shall be deemed to include references to any other clearing system approved by the Note Trustee.

5.    TAX TREATMENT

      The Fourth Issuer will treat this Global Fourth Issuer Note as indebtedness for U.S. federal income tax purposes. Each Holder, by the acceptance hereof, agrees to treat this Note for U.S. federal income tax purposes as indebtedness.

6.    AUTHENTICATION

      This Global Fourth Issuer Note shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Registrar.

7.    GOVERNING LAW

      This Global Fourth Issuer Note is governed by, and shall be construed in accordance with, the laws of England and the Fourth Issuer has in the Fourth Issuer Trust Deed submitted to the non exclusive jurisdiction of the courts of England for all purposes in connection with the Fourth Issuer Global Note.

8.    CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

      No rights are conferred on any person under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this temporary Global Note, but this does not affect any right or remedy of any person which exists or is available apart from that Act.

IN WITNESS WHEREOF the Fourth Issuer has caused this Global Fourth Issuer Note to be signed manually or in facsimile by a person duly authorised on its behalf.

PERMANENT FINANCING (NO. 4) PLC

By:  .............................
     (Duly authorised)

Issued in London, England on [{circle}], 2004.

CERTIFICATE OF AUTHENTICATION

This Global Fourth Issuer Note is duly authenticated without recourse, warranty or liability.


.................................
Duly authorised
for and on behalf of
CITIBANK, N.A.
as Registrar

                                  THE SCHEDULE

                                    PART III

                      PAYMENTS OF PRINCIPAL AND INTEREST

The following payments on this Global Fourth Issuer Note have been made:

                                                                 REMAINING
                                                              PRINCIPAL AMOUNT
                                                               OF THIS GLOBAL
                                                               FOURTH ISSUER      NOTATION MADE ON
                                                              NOTE FOLLOWING       BEHALF OF THE
   DATE MADE           INTEREST PAID      PRINCIPAL PAID       SUCH PAYMENT        FOURTH ISSUER
                          U.S.$                U.S.$              U.S.$
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________


                                    PART II

                                  EXCHANGES,

                          PURCHASES AND CANCELLATIONS

The following exchanges for Definitive Fourth Issuer Notes and purchases and cancellations of a part of this Global Fourth Issuer Note have been made:

                                                                 AGGREGATE
                    PART OF PRINCIPAL                        PRINCIPAL AMOUNT
                     AMOUNT EXCHANGED                         FOLLOWING SUCH
                     FOR DEFINITIVE      PART OF PRINCIPAL      EXCHANGE OR      NOTATION MADE ON
                      FOURTH ISSUER      AMOUNT PURCHASED      PURCHASE AND       BEHALF OF THE
   DATE MADE              NOTES           AND CANCELLED        CANCELLATION       FOURTH ISSUER
                          U.S.$                U.S.$              U.S.$
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________


                                    PART D

                                      (4)

                  SERIES 2 CLASS A GLOBAL FOURTH ISSUER NOTE

                                  NOTE NO. 4

                        PERMANENT FINANCING (NO. 4) PLC

(Incorporated with limited liability in England with registered number 4988201)

                  SERIES 2 CLASS A GLOBAL FOURTH ISSUER NOTE
                              representing up to

         U.S.$250,000,000 SERIES 2 CLASS A ASSET BACKED FLOATING RATE

                      FOURTH ISSUER NOTES DUE MARCH 2009

     (Initial aggregate principal amount of Series 2 Class A Global Notes:
                              U.S.$1,750,000,000)

This Series 2 Class A Global Fourth Issuer Note is issued without principal or interest coupons in respect of a duly authorised issue of Series 2 Class A Fourth Issuer Notes of PERMANENT FINANCING (NO. 4) PLC (the FOURTH ISSUER), designated as specified in the title hereof (the FOURTH ISSUER NOTES), limited to the aggregate principal amount of up to two hundred and fifty million U.S. dollars (U.S.$250,000,000) and constituted by a Fourth Issuer Trust Deed dated [{circle}], 2004 (the FOURTH ISSUER TRUST DEED) between the Fourth Issuer and THE BANK OF NEW YORK, as trustee (the trustee for the time being thereof being herein called the NOTE TRUSTEE). References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in Schedule 3 to the Fourth Issuer Trust Deed. Terms used but not defined herein have the meanings ascribed to them in the amended and restated master definitions and construction schedule signed by the parties to the Transaction Documents and dated [{circle}], 2004 (the MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) and the fourth issuer master definitions and construction schedule, dated and made on [{circle}], 2004 and signed for the purposes of identification by Allen & Overy and Sidley Austin Brown & Wood (the FOURTH ISSUER MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) (each as may be amended and/or restated from time to time), and the Fourth Issuer Trust Deed and this Fourth Issuer Global Note shall be construed in accordance with the interpretation provisions set out in Clause 2 of the Fourth Issuer Master Definitions and Construction Schedule. The aggregate principal amount from time to time of this Global Fourth Issuer Note shall be that amount not exceeding U.S.$250,000,000 as shall be shown by the latest entry duly made in the Schedule hereto.

This is to certify that:

        Cede & Co. as nominee on behalf of The Depositary Trust Company is/are the duly registered holder(s) of one of the Series 2 Class A Global Fourth Issuer Notes. This Global Fourth Issuer Note is evidence of entitlement only. Title to the Global Fourth Issuer Notes passes only on due registration in the Register and only the registered holder is entitled to payment in respect of this Global Fourth Issuer Note.

1.    PROMISE TO PAY

      Subject as provided in this Global Fourth Issuer Note the Fourth Issuer promises to pay to the registered holder hereof the principal amount of this Global Fourth Issuer Note (being at the date hereof two hundred and fifty million U.S. dollars (U.S.$250,000,000) on the Interest

      Payment Date falling in March 2009 (or on such earlier date as the said principal amount may become repayable in accordance with the Conditions or the Fourth Issuer Trust Deed) and to pay quarterly in arrear on each Interest Payment Date on the principal amount from time to time of this Global Fourth Issuer Note at the rates determined in accordance with the Conditions together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fourth Issuer Trust Deed.

2.    EXCHANGE FOR DEFINITIVE FOURTH ISSUER NOTES AND PURCHASES

      This Global Fourth Issuer Note will be exchangeable (free of charge to the holder) for Definitive Fourth Issuer Notes only if (i) The Depositary Trust Company (DTC) has notified the Fourth Issuer that it is at any time unwilling or unable to continue as holder of this Global Fourth Issuer Note or is at any time unwilling or unable to continue as, or ceases to be, a clearing agency under the United States Securities Exchange Act of 1934, as amended (the EXCHANGE ACT), and a successor to DTC registered as a clearing agency under the Exchange Act is not able to be appointed by the Fourth Issuer within 90 days of such notification, or (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Fourth Issuer Closing Date, the Fourth Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Fourth Issuer Notes which would not be required were the relevant Fourth Issuer Notes in definitive registered form. Thereupon the holder of this Global Fourth Issuer Note (acting on the instructions of (a) holder(s) of (a) Book-Entry Interest(s) (as defined in Section 3 hereof)) may give notice to the Fourth Issuer, and the Fourth Issuer may give notice to the Note Trustee and the Noteholders, of its intention to exchange this Global Fourth Issuer Note for Definitive Fourth Issuer Notes on or after the Exchange Date (as defined below).

      On or after the Exchange Date, the holder of this Global Fourth Issuer Note shall surrender this Global Fourth Issuer Note to or to the order of the Registrar. In exchange for this Global Fourth Issuer Note the Fourth Issuer will deliver, or procure the delivery of, Definitive Fourth Issuer Notes in registered form in denominations of U.S.$1,000 or U.S.$10,000 each, or any integral multiple thereof, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders, in exchange for the whole of this Global Fourth Issuer Note.

      EXCHANGE DATE means a day specified in the notice requiring exchange falling not more than 60 days after that on which such notice is given and on which banks are open for business in the city in which the specified office of the Registrar is located and in the city in which the relevant clearing system is located.

      Upon the cancellation of a part of this Global Fourth Issuer Note in accordance with the Fourth Issuer Trust Deed, the Conditions and the Fourth Issuer Paying and Agent Bank Agreement, the portion of the principal amount hereof so exchanged or so purchased and cancelled shall be endorsed by or on behalf of the Registrar on behalf of the Fourth Issuer on Part II of the Schedule hereto, whereupon the principal amount hereof shall be increased or, as the case may be, reduced for all purposes by the amount so exchanged or so purchased and cancelled and endorsed. Upon the exchange of the whole of this Global Fourth Issuer Note for Definitive Fourth Issuer Notes, this Global Fourth Issuer Note shall be surrendered to or to the order of the Registrar and cancelled and, if the holder of this Global Fourth Issuer Note requests, returned to it together with any relevant Definitive Fourth Issuer Notes.

3.    PAYMENTS

      Until the entire principal amount of this Global Fourth Issuer Note has been extinguished, this Global Fourth Issuer Note shall be entitled to the benefit of and be bound by the Conditions, the Fourth Issuer Trust Deed and the Fourth Issuer Deed of Charge. Payments of principal and interest in respect of Fourth Issuer Notes represented by this Global Fourth Issuer Note will be made in accordance with the Conditions. Upon any payment of principal or interest on this Global Fourth Issuer Note the amount so paid shall be endorsed by or on behalf of the Registrar on behalf of the Fourth Issuer on Part III of the Schedule hereto.

      Upon any payment of principal and endorsement of such payment on Part III of the Schedule hereto, the principal amount of this Global Fourth Issuer Note shall be reduced for all purposes by the principal amount so paid and endorsed.

      All payments of any amounts payable and paid to the registered holder of this Global Fourth Issuer Note shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

4.    DTC

      References herein to DTC shall be deemed to include references to any other clearing system approved by the Note Trustee.

5.    TAX TREATMENT

      The Fourth Issuer will treat this Global Fourth Issuer Note as indebtedness for U.S. federal income tax purposes. Each Holder, by the acceptance hereof, agrees to treat this Note for U.S. federal income tax purposes as indebtedness.

6.    AUTHENTICATION

      This Global Fourth Issuer Note shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Registrar.

7.    GOVERNING LAW

      This Global Fourth Issuer Note is governed by, and shall be construed in accordance with, the laws of England and the Fourth Issuer has in the Fourth Issuer Trust Deed submitted to the non exclusive jurisdiction of the courts of England for all purposes in connection with the Fourth Issuer Global Note.

8.    CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

      No rights are conferred on any person under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this temporary Global Note, but this does not affect any right or remedy of any person which exists or is available apart from that Act.

IN WITNESS WHEREOF the Fourth Issuer has caused this Global Fourth Issuer Note to be signed manually or in facsimile by a person duly authorised on its behalf.

PERMANENT FINANCING (NO. 4) PLC

By:  .............................
     (Duly authorised)

Issued in London, England on [{circle}], 2004.

CERTIFICATE OF AUTHENTICATION

This Global Fourth Issuer Note is duly authenticated without recourse, warranty or liability.


.................................
Duly authorised
for and on behalf of
CITIBANK, N.A.
as Registrar

                                 THE SCHEDULE

                                    PART IV

                      PAYMENTS OF PRINCIPAL AND INTEREST

The following payments on this Global Fourth Issuer Note have been made:

                                                                 REMAINING
                                                              PRINCIPAL AMOUNT
                                                               OF THIS GLOBAL
                                                               FOURTH ISSUER      NOTATION MADE ON
                                                              NOTE FOLLOWING       BEHALF OF THE
   DATE MADE           INTEREST PAID      PRINCIPAL PAID       SUCH PAYMENT        FOURTH ISSUER
                          U.S.$                U.S.$              U.S.$
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________


                                    PART II

                                  EXCHANGES,

                          PURCHASES AND CANCELLATIONS

The following exchanges for Definitive Fourth Issuer Notes and purchases and cancellations of a part of this Global Fourth Issuer Note have been made:

                                                                 AGGREGATE
                    PART OF PRINCIPAL                        PRINCIPAL AMOUNT
                     AMOUNT ECHANGED                           FOLLOWING SUCH
                     FOR DEFINITIVE      PART OF PRINCIPAL      EXCHANGE OR      NOTATION MADE ON
                      FOURTH ISSUER      AMOUNT PURCHASED      PURCHASE AND       BEHALF OF THE
   DATE MADE              NOTES           AND CANCELLED        CANCELLATION       FOURTH ISSUER
                          U.S.$                U.S.$              U.S.$
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________


                                    PART E

                  SERIES 2 CLASS B GLOBAL FOURTH ISSUER NOTE

                        PERMANENT FINANCING (NO. 4) PLC

(Incorporated with limited liability in England with registered number 4988201)

                  SERIES 2 CLASS B GLOBAL FOURTH ISSUER NOTE
                              representing up to

U.S.$41,000,000 SERIES 2 CLASS B ASSET BACKED FLOATING RATE FOURTH ISSUER NOTES
                                 DUE JUNE 2042

This Series 2 Class B Global Fourth Issuer Note is issued without principal or interest coupons in respect of a duly authorised issue of Series 2 Class B Fourth Issuer Notes of PERMANENT FINANCING (NO. 4) PLC (the FOURTH ISSUER), designated as specified in the title hereof (the FOURTH ISSUER NOTES), limited to the aggregate principal amount of up to forty one million U.S. dollars (U.S.$41,000,000) and constituted by a Fourth Issuer Trust Deed dated [{circle}] (the FOURTH ISSUER TRUST DEED) between the Fourth Issuer and THE BANK OF NEW YORK, as trustee (the trustee for the time being thereof being herein called the NOTE TRUSTEE). References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in Schedule 3 to the Fourth Issuer Trust Deed. Terms used but not defined herein have the meanings ascribed to them in the amended and restated master definitions and construction schedule signed by the parties to the Transaction Documents and dated [{circle}], 2004 (the MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) and the fourth issuer master definitions and construction schedule, dated and made on [{circle}], 2004 and signed for the purposes of identification by Allen & Overy and Sidley Austin Brown & Wood (the FOURTH ISSUER MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) (each as may be amended and/or restated from time to time), and the Fourth Issuer Trust Deed and this Fourth Issuer Global Note shall be construed in accordance with the interpretation provisions set out in Clause 2 of the Fourth Issuer Master Definitions and Construction Schedule. The aggregate principal amount from time to time of this Global Fourth Issuer Note shall be that amount not exceeding U.S.$41,000,000 as shall be shown by the latest entry duly made in the Schedule hereto.

This is to certify that:

        Cede & Co. as nominee on behalf of The Depositary Trust Company is/are the duly registered holder(s) of one of the Series 2 Class B Global Fourth Issuer Notes. This Global Fourth Issuer Note is evidence of entitlement only. Title to the Global Fourth Issuer Notes passes only on due registration in the Register and only the registered holder is entitled to payment in respect of this Global Fourth Issuer Note.

1.    PROMISE TO PAY

      Subject as provided in this Global Fourth Issuer Note the Fourth Issuer promises to pay to the registered holder hereof the principal amount of this Global Fourth Issuer Note (being at the date hereof forty one million U.S. dollars (U.S.$41,000,000) on the Interest Payment Date falling in June 2042 (or on such earlier date as the said principal amount may become repayable in accordance with the Conditions or the Fourth Issuer Trust
      Deed) and to pay interest quarterly in arrear on each Interest Payment Date on the principal amount from time to time of this Global Fourth Issuer Note at the rates determined in accordance with the Conditions together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fourth Issuer Trust Deed.

2.    EXCHANGE FOR DEFINITIVE FOURTH ISSUER NOTES AND PURCHASES

      This Global Fourth Issuer Note will be exchangeable (free of charge to the holder) for Definitive Fourth Issuer Notes only if (i) The Depositary Trust Company (DTC) has notified the Fourth Issuer that it is at any time unwilling or unable to continue as holder of this Global Fourth Issuer Note or is at any time unwilling or unable to continue as, or ceases to be, a clearing agency under the United States Securities Exchange Act of 1934, as amended (the EXCHANGE ACT), and a successor to DTC registered as a clearing agency under the Exchange Act is not able to be appointed by the Fourth Issuer within 90 days of such notification, or (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Fourth Issuer Closing Date, the Fourth Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Fourth Issuer Notes which would not be required were the relevant Fourth Issuer Notes in definitive registered form. Thereupon the holder of this Global Fourth Issuer Note (acting on the instructions of (a) holder(s) of (a) Book-Entry Interest(s) (as defined in Section 3 hereof)) may give notice to the Fourth Issuer, and the Fourth Issuer may give notice to the Note Trustee and the Noteholders, of its intention to exchange this Global Fourth Issuer Note for Definitive Fourth Issuer Notes on or after the Exchange Date (as defined below).

      On or after the Exchange Date, the holder of this Global Fourth Issuer Note shall surrender this Global Fourth Issuer Note to or to the order of the Registrar. In exchange for this Global Fourth Issuer Note the Fourth Issuer will deliver, or procure the delivery of, Definitive Fourth Issuer Notes in registered form in denominations of U.S.$1,000 or U.S.$10,000 each, or any integral multiple thereof, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders, in exchange for the whole of this Global Fourth Issuer Note.

      EXCHANGE DATE means a day specified in the notice requiring exchange falling not more than 60 days after that on which such notice is given and on which banks are open for business in the city in which the specified office of the Registrar is located and in the city in which the relevant clearing system is located.

      Upon the cancellation of a part of this Global Fourth Issuer Note in accordance with the Fourth Issuer Trust Deed, the Conditions and the Fourth Issuer Paying and Agent Bank Agreement, the portion of the principal amount hereof so exchanged or so purchased and cancelled shall be endorsed by or on behalf of the Registrar on behalf of the Fourth Issuer on Part II of the Schedule hereto, whereupon the principal amount hereof shall be increased or, as the case may be, reduced for all purposes by the amount so exchanged or so purchased and cancelled and endorsed. Upon the exchange of the whole of this Global Fourth Issuer Note for Definitive Fourth Issuer Notes, this Global Fourth Issuer Note shall be surrendered to or to the order of the Registrar and cancelled and, if the holder of this Global Fourth Issuer Note requests, returned to it together with any relevant Definitive Fourth Issuer Notes.

3.    PAYMENTS

      Until the entire principal amount of this Global Fourth Issuer Note has been extinguished, this Global Fourth Issuer Note shall be entitled to the benefit of and be bound by the Conditions, the Fourth Issuer Trust Deed and the Fourth Issuer Deed of Charge. Payments of principal and interest in respect of Fourth Issuer Notes represented by this Global Fourth Issuer Note will be made in accordance with the Conditions. Upon any payment of principal or interest on this Global Fourth Issuer Note the amount so paid shall be endorsed by or on behalf of the Registrar on behalf of the Fourth Issuer on Part I of the Schedule hereto.

      Upon any payment of principal and endorsement of such payment on Part I of the Schedule hereto, the principal amount of this Global Fourth Issuer Note shall be reduced for all purposes by the principal amount so paid and endorsed.

      All payments of any amounts payable and paid to the registered holder of this Global Fourth Issuer Note shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

4.    DTC

      References herein to DTC shall be deemed to include references to any other clearing system approved by the Note Trustee.

5.    TAX TREATMENT

      The Fourth Issuer will treat this Global Fourth Issuer Note as indebtedness for U.S. federal income tax purposes. Each Holder, by the acceptance hereof, agrees to treat this Note for U.S. federal income tax purposes as indebtedness.

6.    AUTHENTICATION

      This Global Fourth Issuer Note shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Registrar.

7.    GOVERNING LAW

      This Global Fourth Issuer Note is governed by, and shall be construed in accordance with, the laws of England and the Fourth Issuer has in the Fourth Issuer Trust Deed submitted to the non exclusive jurisdiction of the courts of England for all purposes in connection with the Fourth Issuer Global Note.

8.    CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

      No rights are conferred on any person under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this temporary Global Note, but this does not affect any right or remedy of any person which exists or is available apart from that Act.

IN WITNESS WHEREOF the Fourth Issuer has caused this Global Fourth Issuer Note to be signed manually or in facsimile by a person duly authorised on its behalf.

PERMANENT FINANCING (NO. 4) PLC

By:  .............................
     (Duly authorised)

Issued in London, England on [{circle}], 2004.

CERTIFICATE OF AUTHENTICATION

This Global Fourth Issuer Note is duly authenticated without recourse, warranty or liability.


.................................
Duly authorised
for and on behalf of
CITIBANK, N.A.
as Registrar

                                 THE SCHEDULE

                                    PART I

                      PAYMENTS OF PRINCIPAL AND INTEREST

The following payments on this Global Fourth Issuer Note have been made:

                                                                 REMAINING
                                                              PRINCIPAL AMOUNT
                                                               OF THIS GLOBAL
                                                               FOURTH ISSUER      NOTATION MADE ON
                                                              NOTE FOLLOWING       BEHALF OF THE
   DATE MADE           INTEREST PAID      PRINCIPAL PAID       SUCH PAYMENT        FOURTH ISSUER
                          U.S.$                U.S.$              U.S.$
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________


                                    PART II

                                  EXCHANGES,

                          PURCHASES AND CANCELLATIONS

The following exchanges for Definitive Fourth Issuer Notes and purchases and cancellations of a part of this Global Fourth Issuer Note have been made:

                                                                 AGGREGATE
                    PART OF PRINCIPAL                        PRINCIPAL AMOUNT
                    AMOUNT EXCHANGED                          FOLLOWING SUCH
                     FOR DEFINITIVE      PART OF PRINCIPAL      EXCHANGE OR      NOTATION MADE ON
                      FOURTH ISSUER      AMOUNT PURCHASED      PURCHASE AND       BEHALF OF THE
   DATE MADE              NOTES           AND CANCELLED        CANCELLATION       FOURTH ISSUER
                          U.S.$                U.S.$              U.S.$
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________


                                    PART F

                  SERIES 2 CLASS M GLOBAL FOURTH ISSUER NOTE

                        PERMANENT FINANCING (NO. 4) PLC

(Incorporated with limited liability in England with registered number 4988201)

                  SERIES 2 CLASS M GLOBAL FOURTH ISSUER NOTE
                              representing up to

U.S.$45,000,000 SERIES 2 CLASS M ASSET BACKED FLOATING RATE FOURTH ISSUER NOTES
                                 DUE JUNE 2042

This Series 2 Class M Global Fourth Issuer Note is issued without principal or interest coupons in respect of a duly authorised issue of Series 2 Class M Fourth Issuer Notes of PERMANENT FINANCING (NO. 4) PLC (the FOURTH ISSUER), designated as specified in the title hereof (the FOURTH ISSUER NOTES), limited to the aggregate principal amount of up to forty five million U.S. dollars (U.S.$45,000,000) and constituted by a Fourth Issuer Trust Deed dated [{circle}], 2004 (the FOURTH ISSUER TRUST DEED) between the Fourth Issuer and THE BANK OF NEW YORK, as trustee (the trustee for the time being thereof being herein called the NOTE TRUSTEE). References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in Schedule 3 to the Fourth Issuer Trust Deed. Terms used but not defined herein have the meanings ascribed to them in the amended and restated master definitions and construction schedule signed by the parties to the Transaction Documents and dated [{circle}], 2004 (the MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) and the fourth issuer master definitions and construction schedule, dated and made on [{circle}], 2004 and signed for the purposes of identification by Allen & Overy and Sidley Austin Brown & Wood (the FOURTH ISSUER MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) (each as may be amended and/or restated from time to time), and the Fourth Issuer Trust Deed and this Fourth Issuer Global Note shall be construed in accordance with the interpretation provisions set out in Clause 2 of the Fourth Issuer Master Definitions and Construction Schedule. The aggregate principal amount from time to time of this Global Fourth Issuer Note shall be that amount not exceeding U.S.$45,000,000 as shall be shown by the latest entry duly made in the Schedule hereto.

This is to certify that:

        Cede & Co. as nominee on behalf of The Depositary Trust Company is/are the duly registered holder(s) of one of the Series 2 Class M Global Fourth Issuer Notes. This Global Fourth Issuer Note is evidence of entitlement only. Title to the Global Fourth Issuer Notes passes only on due registration in the Register and only the registered holder is entitled to payment in respect of this Global Fourth Issuer Note.

1.    PROMISE TO PAY

      Subject as provided in this Global Fourth Issuer Note the Fourth Issuer promises to pay to the registered holder hereof the principal amount of this Global Fourth Issuer Note (being at the date hereof forty five million U.S. dollars (U.S.$45,000,000) on the Interest Payment Date falling in June 2042 (or on such earlier date as the said principal amount may become repayable in accordance with the Conditions or the Fourth Issuer Trust Deed) and to pay interest quarterly in arrear on each Interest Payment Date on the principal amount from time to time of this Global Fourth Issuer Note at the rates determined in accordance with the

      Conditions together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fourth Issuer Trust Deed.

2.    EXCHANGE FOR DEFINITIVE FOURTH ISSUER NOTES AND PURCHASES

      This Global Fourth Issuer Note will be exchangeable (free of charge to the holder) for Definitive Fourth Issuer Notes only if (i) The Depositary Trust Company (DTC) has notified the Fourth Issuer that it is at any time unwilling or unable to continue as holder of this Global Fourth Issuer Note or is at any time unwilling or unable to continue as, or ceases to be, a clearing agency under the United States Securities Exchange Act of 1934, as amended (the EXCHANGE ACT), and a successor to DTC registered as a clearing agency under the Exchange Act is not able to be appointed by the Fourth Issuer within 90 days of such notification, or (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Fourth Issuer Closing Date, the Fourth Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Fourth Issuer Notes which would not be required were the relevant Fourth Issuer Notes in definitive registered form. Thereupon the holder of this Global Fourth Issuer Note (acting on the instructions of (a) holder(s) of (a) Book-Entry Interest(s) (as defined in Section 3 hereof)) may give notice to the Fourth Issuer, and the Fourth Issuer may give notice to the Note Trustee and the Noteholders, of its intention to exchange this Global Fourth Issuer Note for Definitive Fourth Issuer Notes on or after the Exchange Date (as defined below).

      On or after the Exchange Date, the holder of this Global Fourth Issuer Note shall surrender this Global Fourth Issuer Note to or to the order of the Registrar. In exchange for this Global Fourth Issuer Note the Fourth Issuer will deliver, or procure the delivery of, Definitive Fourth Issuer Notes in registered form in denominations of U.S.$1,000 or U.S.$10,000 each, or any integral multiple thereof, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders, in exchange for the whole of this Global Fourth Issuer Note.

      EXCHANGE DATE means a day specified in the notice requiring exchange falling not more than 60 days after that on which such notice is given and on which banks are open for business in the city in which the specified office of the Registrar is located and in the city in which the relevant clearing system is located.

      Upon the cancellation of a part of this Global Fourth Issuer Note in accordance with the Fourth Issuer Trust Deed, the Conditions and the Fourth Issuer Paying and Agent Bank Agreement, the portion of the principal amount hereof so exchanged or so purchased and cancelled shall be endorsed by or on behalf of the Registrar on behalf of the Fourth Issuer on Part II of the Schedule hereto, whereupon the principal amount hereof shall be increased or, as the case may be, reduced for all purposes by the amount so exchanged or so purchased and cancelled and endorsed. Upon the exchange of the whole of this Global Fourth Issuer Note for Definitive Fourth Issuer Notes, this Global Fourth Issuer Note shall be surrendered to or to the order of the Registrar and cancelled and, if the holder of this Global Fourth Issuer Note requests, returned to it together with any relevant Definitive Fourth Issuer Notes.

3.    PAYMENTS

      Until the entire principal amount of this Global Fourth Issuer Note has been extinguished, this Global Fourth Issuer Note shall be entitled to the benefit of and be bound by the Conditions, the Fourth Issuer Trust Deed and the Fourth Issuer Deed of Charge. Payments of principal and interest in respect of Fourth Issuer Notes represented by this Global Fourth Issuer Note will be made in accordance with the Conditions. Upon any payment of principal or interest on this Global Fourth Issuer Note the amount so paid shall be endorsed by or on behalf of the Registrar on behalf of the Fourth Issuer on Part I of the Schedule hereto.

      Upon any payment of principal and endorsement of such payment on Part I of the Schedule hereto, the principal amount of this Global Fourth Issuer Note shall be reduced for all purposes by the principal amount so paid and endorsed.

      All payments of any amounts payable and paid to the registered holder of this Global Fourth Issuer Note shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

4.    DTC

      References herein to DTC shall be deemed to include references to any other clearing system approved by the Note Trustee.

5.    TAX TREATMENT

      The Fourth Issuer will treat this Global Fourth Issuer Note as indebtedness for U.S. federal income tax purposes. Each Holder, by the acceptance hereof, agrees to treat this Note for U.S. federal income tax purposes as indebtedness.

6.    AUTHENTICATION

      This Global Fourth Issuer Note shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Registrar.

7.    GOVERNING LAW

      This Global Fourth Issuer Note is governed by, and shall be construed in accordance with, the laws of England and the Fourth Issuer has in the Fourth Issuer Trust Deed submitted to the non exclusive jurisdiction of the courts of England for all purposes in connection with the Fourth Issuer Global Note.

8.    CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

      No rights are conferred on any person under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this temporary Global Note, but this does not affect any right or remedy of any person which exists or is available apart from that Act.

IN WITNESS WHEREOF the Fourth Issuer has caused this Global Fourth Issuer Note to be signed manually or in facsimile by a person duly authorised on its behalf.

PERMANENT FINANCING (NO. 4) PLC

By:  .............................
     (Duly authorised)

Issued in London, England on [{circle}], 2004.

CERTIFICATE OF AUTHENTICATION

This Global Fourth Issuer Note is duly authenticated without recourse, warranty or liability.


.................................
Duly authorised
for and on behalf of
CITIBANK, N.A.
as Registrar

                                 THE SCHEDULE

                                    PART I

                      PAYMENTS OF PRINCIPAL AND INTEREST

The following payments on this Global Fourth Issuer Note have been made:

                                                                 REMAINING
                                                              PRINCIPAL AMOUNT
                                                               OF THIS GLOBAL
                                                               FOURTH ISSUER      NOTATION MADE ON
                                                              NOTE FOLLOWING       BEHALF OF THE
   DATE MADE           INTEREST PAID      PRINCIPAL PAID       SUCH PAYMENT        FOURTH ISSUER
                          U.S.$                U.S.$              U.S.$
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________


                                   PART II

                                  EXCHANGES,

                          PURCHASES AND CANCELLATIONS

The following exchanges for Definitive Fourth Issuer Notes and purchases and cancellations of a part of this Global Fourth Issuer Note have been made:

                                                                 AGGREGATE
                    PART OF PRINCIPAL                        PRINCIPAL AMOUNT
                    AMOUNT EXCHANGED                          FOLLOWING SUCH
                     FOR DEFINITIVE      PART OF PRINCIPAL      EXCHANGE OR      NOTATION MADE ON
                      FOURTH ISSUER      AMOUNT PURCHASED      PURCHASE AND       BEHALF OF THE
   DATE MADE              NOTES           AND CANCELLED        CANCELLATION       FOURTH ISSUER
                          U.S.$                U.S.$              U.S.$
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________


                                    PART F

                  SERIES 2 CLASS C GLOBAL FOURTH ISSUER NOTE

                        PERMANENT FINANCING (NO. 4) PLC

(Incorporated with limited liability in England with registered number 4988201)

                  SERIES 2 CLASS C GLOBAL FOURTH ISSUER NOTE
                              representing up to

U.S.$38,000,000 SERIES 2 CLASS C ASSET BACKED FLOATING RATE FOURTH ISSUER NOTES
                                 DUE JUNE 2042

This Series 2 Class C Global Fourth Issuer Note is issued without principal or interest coupons in respect of a duly authorised issue of Series 2 Class C Fourth Issuer Notes of PERMANENT FINANCING (NO. 4) PLC (the FOURTH ISSUER), designated as specified in the title hereof (the FOURTH ISSUER NOTES), limited to the aggregate principal amount of up to thirty eight million U.S. dollars (U.S.$38,000,000) and constituted by a Fourth Issuer Trust Deed dated [{circle}], 2004 (the FOURTH ISSUER TRUST DEED) between the Fourth Issuer and THE BANK OF NEW YORK, as trustee (the trustee for the time being thereof being herein called the NOTE TRUSTEE). References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in Schedule 3 to the Fourth Issuer Trust Deed. Terms used but not defined herein have the meanings ascribed to them in the amended and restated master definitions and construction schedule signed by the parties to the Transaction Documents and dated [{circle}], 2004 (the MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) and the fourth issuer master definitions and construction schedule, dated and made on [{circle}], 2004 and signed for the purposes of identification by Allen & Overy and Sidley Austin Brown & Wood (the FOURTH ISSUER MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) (each as may be amended and/or restated from time to time), and the Fourth Issuer Trust Deed and this Fourth Issuer Global Note shall be construed in accordance with the interpretation provisions set out in Clause 2 of the Fourth Issuer Master Definitions and Construction Schedule. The aggregate principal amount from time to time of this Global Fourth Issuer Note shall be that amount not exceeding U.S.$38,000,000 as shall be shown by the latest entry duly made in the Schedule hereto.

This is to certify that:

        Cede & Co. as nominee on behalf of The Depositary Trust Company is/are the duly registered holder(s) of one of the Series 2 Class C Global Fourth Issuer Notes. This Global Fourth Issuer Note is evidence of entitlement only. Title to the Global Fourth Issuer Notes passes only on due registration in the Register and only the registered holder is entitled to payment in respect of this Global Fourth Issuer Note.

1.    PROMISE TO PAY

      Subject as provided in this Global Fourth Issuer Note the Fourth Issuer promises to pay to the registered holder hereof the principal amount of this Global Fourth Issuer Note (being at the date hereof thirty eight million U.S. dollars (U.S.$38,000,000) on the Interest Payment Date falling in June 2042 (or on such earlier date as the said principal amount may become repayable in accordance with the Conditions or the Fourth Issuer Trust Deed) and to pay interest quarterly in arrear on each Interest Payment Date on the principal amount from time to time of this Global Fourth Issuer Note at the rates determined in accordance with the Conditions together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fourth Issuer Trust Deed.

2.    EXCHANGE FOR DEFINITIVE FOURTH ISSUER NOTES AND PURCHASES

      This Global Fourth Issuer Note will be exchangeable (free of charge to the holder) for Definitive Fourth Issuer Notes only if (i) The Depositary Trust Company (DTC) has notified the Fourth Issuer that it is at any time unwilling or unable to continue as holder of this Global Fourth Issuer Note or is at any time unwilling or unable to continue as, or ceases to be, a clearing agency under the United States Securities Exchange Act of 1934, as amended (the EXCHANGE ACT), and a successor to DTC registered as a clearing agency under the Exchange Act is not able to be appointed by the Fourth Issuer within 90 days of such notification, or (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Fourth Issuer Closing Date, the Fourth Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Fourth Issuer Notes which would not be required were the relevant Fourth Issuer Notes in definitive registered form. Thereupon the holder of this Global Fourth Issuer Note (acting on the instructions of (a) holder(s) of (a) Book-Entry Interest(s) (as defined in Section 3 hereof)) may give notice to the Fourth Issuer, and the Fourth Issuer may give notice to the Note Trustee and the Noteholders, of its intention to exchange this Global Fourth Issuer Note for Definitive Fourth Issuer Notes on or after the Exchange Date (as defined below).

      On or after the Exchange Date, the holder of this Global Fourth Issuer Note shall surrender this Global Fourth Issuer Note to or to the order of the Registrar. In exchange for this Global Fourth Issuer Note the Fourth Issuer will deliver, or procure the delivery of, Definitive Fourth Issuer Notes in registered form in denominations of U.S.$1,000 or U.S.$10,000 each, or any integral multiple thereof, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders, in exchange for the whole of this Global Fourth Issuer Note.

      EXCHANGE DATE means a day specified in the notice requiring exchange falling not more than 60 days after that on which such notice is given and on which banks are open for business in the city in which the specified office of the Registrar is located and in the city in which the relevant clearing system is located.

      Upon the cancellation of a part of this Global Fourth Issuer Note in accordance with the Fourth Issuer Trust Deed, the Conditions and the Fourth Issuer Paying and Agent Bank Agreement, the portion of the principal amount hereof so exchanged or so purchased and cancelled shall be endorsed by or on behalf of the Registrar on behalf of the Fourth Issuer on Part II of the Schedule hereto, whereupon the principal amount hereof shall be increased or, as the case may be, reduced for all purposes by the amount so exchanged or so purchased and cancelled and endorsed. Upon the exchange of the whole of this Global Fourth Issuer Note for Definitive Fourth Issuer Notes, this Global Fourth Issuer Note shall be surrendered to or to the order of the Registrar and cancelled and, if the holder of this Global Fourth Issuer Note requests, returned to it together with any relevant Definitive Fourth Issuer Notes.

3.    PAYMENTS

      Until the entire principal amount of this Global Fourth Issuer Note has been extinguished, this Global Fourth Issuer Note shall be entitled to the benefit of and be bound by the Conditions, the Fourth Issuer Trust Deed and the Fourth Issuer Deed of Charge. Payments of principal and interest in respect of Fourth Issuer Notes represented by this Global Fourth Issuer Note will be made in accordance with the Conditions. Upon any payment of principal or interest on this Global Fourth Issuer Note the amount so paid shall be endorsed by or on behalf of the Registrar on behalf of the Fourth Issuer on Part I of the Schedule hereto.

      Upon any payment of principal and endorsement of such payment on Part I of the Schedule hereto, the principal amount of this Global Fourth Issuer Note shall be reduced for all purposes by the principal amount so paid and endorsed.

      All payments of any amounts payable and paid to the registered holder of this Global Fourth Issuer Note shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

4.    DTC

      References herein to DTC shall be deemed to include references to any other clearing system approved by the Note Trustee.

5.    TAX TREATMENT

      The Fourth Issuer will treat this Global Fourth Issuer Note as indebtedness for U.S. federal income tax purposes. Each Holder, by the acceptance hereof, agrees to treat this Note for U.S. federal income tax purposes as indebtedness.

6.    AUTHENTICATION

      This Global Fourth Issuer Note shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Registrar.

7.    GOVERNING LAW

      This Global Fourth Issuer Note is governed by, and shall be construed in accordance with, the laws of England and the Fourth Issuer has in the Fourth Issuer Trust Deed submitted to the non exclusive jurisdiction of the courts of England for all purposes in connection with the Fourth Issuer Global Note.

8.    CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

      No rights are conferred on any person under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this temporary Global Note, but this does not affect any right or remedy of any person which exists or is available apart from that Act.

IN WITNESS WHEREOF the Fourth Issuer has caused this Global Fourth Issuer Note to be signed manually or in facsimile by a person duly authorised on its behalf.

PERMANENT FINANCING (NO. 4) PLC

By:.............................
     (Duly authorised)

Issued in London, England on [{circle}], 2004.

CERTIFICATE OF AUTHENTICATION

This Global Fourth Issuer Note is duly authenticated without recourse, warranty or liability.


.................................
Duly authorised
for and on behalf of
CITIBANK, N.A.
as Registrar

                                 THE SCHEDULE

                                    PART I

                      PAYMENTS OF PRINCIPAL AND INTEREST

The following payments on this Global Fourth Issuer Note have been made:

                                                                 REMAINING
                                                              PRINCIPAL AMOUNT
                                                               OF THIS GLOBAL
                                                               FOURTH ISSUER      NOTATION MADE ON
                                                              NOTE FOLLOWING       BEHALF OF THE
   DATE MADE           INTEREST PAID      PRINCIPAL PAID       SUCH PAYMENT        FOURTH ISSUER
                          U.S.$                U.S.$              U.S.$
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________


                                   PART II

                                  EXCHANGES,

                          PURCHASES AND CANCELLATIONS

The following exchanges for Definitive Fourth Issuer Notes and purchases and cancellations of a part of this Global Fourth Issuer Note have been made:

                                                                 AGGREGATE
                    PART OF PRINCIPAL                        PRINCIPAL AMOUNT
                     AMOUNT EXCHANGED                         FOLLOWING SUCH
                     FOR DEFINITIVE      PART OF PRINCIPAL      EXCHANGE OR      NOTATION MADE ON
                      FOURTH ISSUER      AMOUNT PURCHASED      PURCHASE AND       BEHALF OF THE
   DATE MADE              NOTES           AND CANCELLED        CANCELLATION       FOURTH ISSUER
                          U.S.$                U.S.$              U.S.$
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________


                                    PART G

                                      (1)

                  SERIES 3 CLASS A GLOBAL FOURTH ISSUER NOTE

                                  NOTE NO. 1

                        PERMANENT FINANCING (NO. 4) PLC

(Incorporated with limited liability in England with registered number 4988201)

                  SERIES 3 CLASS A GLOBAL FOURTH ISSUER NOTE
                              representing up to

         U.S.$500,000,000 SERIES 3 CLASS A ASSET BACKED FLOATING RATE

                      FOURTH ISSUER NOTES DUE [{circle}]

     (Initial aggregate principal amount of Series 3 Class A Global Notes:
                              U.S.$1,500,000,000)

This Series 3 Class A Global Fourth Issuer Note is issued without principal or interest coupons in respect of a duly authorised issue of Series 3 Class A Fourth Issuer Notes of PERMANENT FINANCING (NO. 4) PLC (the FOURTH ISSUER), designated as specified in the title hereof (the FOURTH ISSUER NOTES), limited to the aggregate principal amount of up to five hundred million U.S. dollars (U.S.$500,000,000) and constituted by a Fourth Issuer Trust Deed dated[{circle}], 2004 (the FOURTH ISSUER TRUST DEED) between the Fourth Issuer and THE BANK OF NEW YORK, as trustee (the trustee for the time being thereof being herein called the NOTE TRUSTEE). References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in Schedule 3 to the Fourth Issuer Trust Deed. Terms used but not defined herein have the meanings ascribed to them in the amended and restated master definitions and construction schedule signed by the parties to the Transaction Documents and dated [{circle}], 2004 (the MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) and the fourth issuer master definitions and construction schedule, dated and made on [{circle}], 2004 and signed for the purposes of identification by Allen & Overy and Sidley Austin Brown & Wood (the FOURTH ISSUER MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) (each as may be amended and/or restated from time to time), and the Fourth Issuer Trust Deed and this Fourth Issuer Global Note shall be construed in accordance with the interpretation provisions set out in Clause 2 of the Fourth Issuer Master Definitions and Construction Schedule. The aggregate principal amount from time to time of this Global Fourth Issuer Note shall be that amount not exceeding U.S.$500,000,000 as shall be shown by the latest entry duly made in the Schedule hereto.

This is to certify that:

        Cede & Co. as nominee on behalf of The Depositary Trust Company is/are the duly registered holder(s) of one of the Series 3 Class A Global Fourth Issuer Notes. This Global Fourth Issuer Note is evidence of entitlement only. Title to the Global Fourth Issuer Notes passes only on due registration in the Register and only the registered holder is entitled to payment in respect of this Global Fourth Issuer Note.

1.    PROMISE TO PAY

      Subject as provided in this Global Fourth Issuer Note the Fourth Issuer promises to pay to the registered holder hereof the principal amount of this Global Fourth Issuer Note (being at the date hereof fifteen hundred million U.S. dollars (U.S.$500,000,000) on the Interest Payment

      Date falling in [{circle}] (or on such earlier date as the said principal amount may become repayable in accordance with the Conditions or the Fourth Issuer Trust Deed) and to pay quarterly in arrear on each Interest Payment Date on the principal amount from time to time of this Global Fourth Issuer Note at the rates determined in accordance with the Conditions together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fourth Issuer Trust Deed.

2.    EXCHANGE FOR DEFINITIVE FOURTH ISSUER NOTES AND PURCHASES

      This Global Fourth Issuer Note will be exchangeable (free of charge to the holder) for Definitive Fourth Issuer Notes only if (i) The Depositary Trust Company (DTC) has notified the Fourth Issuer that it is at any time unwilling or unable to continue as holder of this Global Fourth Issuer Note or is at any time unwilling or unable to continue as, or ceases to be, a clearing agency under the United States Securities Exchange Act of 1934, as amended (the EXCHANGE ACT), and a successor to DTC registered as a clearing agency under the Exchange Act is not able to be appointed by the Fourth Issuer within 90 days of such notification, or (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Fourth Issuer Closing Date, the Fourth Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Fourth Issuer Notes which would not be required were the relevant Fourth Issuer Notes in definitive registered form. Thereupon the holder of this Global Fourth Issuer Note (acting on the instructions of (a) holder(s) of (a) Book-Entry Interest(s) (as defined in Section 3 hereof)) may give notice to the Fourth Issuer, and the Fourth Issuer may give notice to the Note Trustee and the Noteholders, of its intention to exchange this Global Fourth Issuer Note for Definitive Fourth Issuer Notes on or after the Exchange Date (as defined below).

      On or after the Exchange Date, the holder of this Global Fourth Issuer Note shall surrender this Global Fourth Issuer Note to or to the order of the Registrar. In exchange for this Global Fourth Issuer Note the Fourth Issuer will deliver, or procure the delivery of, Definitive Fourth Issuer Notes in registered form in denominations of U.S.$1,000 or U.S.$10,000 each, or any integral multiple thereof, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders, in exchange for the whole of this Global Fourth Issuer Note.

      EXCHANGE DATE means a day specified in the notice requiring exchange falling not more than 60 days after that on which such notice is given and on which banks are open for business in the city in which the specified office of the Registrar is located and in the city in which the relevant clearing system is located.

      Upon the cancellation of a part of this Global Fourth Issuer Note in accordance with the Fourth Issuer Trust Deed, the Conditions and the Fourth Issuer Paying and Agent Bank Agreement, the portion of the principal amount hereof so exchanged or so purchased and cancelled shall be endorsed by or on behalf of the Registrar on behalf of the Fourth Issuer on Part II of the Schedule hereto, whereupon the principal amount hereof shall be increased or, as the case may be, reduced for all purposes by the amount so exchanged or so purchased and cancelled and endorsed. Upon the exchange of the whole of this Global Fourth Issuer Note for Definitive Fourth Issuer Notes, this Global Fourth Issuer Note shall be surrendered to or to the order of the Registrar and cancelled and, if the holder of this Global Fourth Issuer Note requests, returned to it together with any relevant Definitive Fourth Issuer Notes.

3.    PAYMENTS

      Until the entire principal amount of this Global Fourth Issuer Note has been extinguished, this Global Fourth Issuer Note shall be entitled to the benefit of and be bound by the Conditions, the Fourth Issuer Trust Deed and the Fourth Issuer Deed of Charge. Payments of principal and interest in respect of Fourth Issuer Notes represented by this Global Fourth Issuer Note will be made in accordance with the Conditions. Upon any payment of principal or interest on this Global Fourth Issuer Note the amount so paid shall be endorsed by or on behalf of the Registrar on behalf of the Fourth Issuer on Part I of the Schedule hereto.

      Upon any payment of principal and endorsement of such payment on Part I of the Schedule hereto, the principal amount of this Global Fourth Issuer Note shall be reduced for all purposes by the principal amount so paid and endorsed.

      All payments of any amounts payable and paid to the registered holder of this Global Fourth Issuer Note shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

4.    DTC

      References herein to DTC shall be deemed to include references to any other clearing system approved by the Note Trustee.

5.    TAX TREATMENT

      The Fourth Issuer will treat this Global Fourth Issuer Note as indebtedness for U.S. federal income tax purposes. Each Holder, by the acceptance hereof, agrees to treat this Note for U.S. federal income tax purposes as indebtedness.

6.    AUTHENTICATION

      This Global Fourth Issuer Note shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Registrar.

7.    GOVERNING LAW

      This Global Fourth Issuer Note is governed by, and shall be construed in accordance with, the laws of England and the Fourth Issuer has in the Fourth Issuer Trust Deed submitted to the non exclusive jurisdiction of the courts of England for all purposes in connection with the Fourth Issuer Global Note.

8.    CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

      No rights are conferred on any person under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this temporary Global Note, but this does not affect any right or remedy of any person which exists or is available apart from that Act.

IN WITNESS WHEREOF the Fourth Issuer has caused this Global Fourth Issuer Note to be signed manually or in facsimile by a person duly authorised on its behalf.

PERMANENT FINANCING (NO. 4) PLC

By:.............................
     (Duly authorised)

Issued in London, England on [{circle}], 2004.

CERTIFICATE OF AUTHENTICATION

This Global Fourth Issuer Note is duly authenticated without recourse, warranty or liability.


.................................
Duly authorised
for and on behalf of
CITIBANK, N.A.
as Registrar

                                 THE SCHEDULE

                                    PART I

                      PAYMENTS OF PRINCIPAL AND INTEREST

The following payments on this Global Fourth Issuer Note have been made:

                                                                 REMAINING
                                                              PRINCIPAL AMOUNT
                                                               OF THIS GLOBAL
                                                               FOURTH ISSUER      NOTATION MADE ON
                                                              NOTE FOLLOWING       BEHALF OF THE
   DATE MADE           INTEREST PAID      PRINCIPAL PAID       SUCH PAYMENT        FOURTH ISSUER
                          U.S.$                U.S.$              U.S.$
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________


                                    PART II

                                  EXCHANGES,

                          PURCHASES AND CANCELLATIONS

The following exchanges for Definitive Fourth Issuer Notes and purchases and cancellations of a part of this Global Fourth Issuer Note have been made:

                                                                 AGGREGATE
                    PART OF PRINCIPAL                        PRINCIPAL AMOUNT
                     AMOUNT EXCHANGED                         FOLLOWING SUCH
                     FOR DEFINITIVE      PART OF PRINCIPAL      EXCHANGE OR      NOTATION MADE ON
                      FOURTH ISSUER      AMOUNT PURCHASED      PURCHASE AND       BEHALF OF THE
   DATE MADE              NOTES           AND CANCELLED        CANCELLATION       FOURTH ISSUER
                          U.S.$                U.S.$              U.S.$
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________


                                    PART G

                                      (2)

                  SERIES 3 CLASS A GLOBAL FOURTH ISSUER NOTE

                                  NOTE NO. 2

                        PERMANENT FINANCING (NO. 4) PLC

(Incorporated with limited liability in England with registered number 4988201)

                  SERIES 3 CLASS A GLOBAL FOURTH ISSUER NOTE
                              representing up to

         U.S.$500,000,000 SERIES 3 CLASS A ASSET BACKED FLOATING RATE

                      FOURTH ISSUER NOTES DUE [{circle}]

     (Initial aggregate principal amount of Series 3 Class A Global Notes:
                              U.S.$1,500,000,000)

This Series 3 Class A Global Fourth Issuer Note is issued without principal or interest coupons in respect of a duly authorised issue of Series 3 Class A Fourth Issuer Notes of PERMANENT FINANCING (NO. 4) PLC (the FOURTH ISSUER), designated as specified in the title hereof (the FOURTH ISSUER NOTES), limited to the aggregate principal amount of up to five hundred million U.S. dollars (U.S.$500,000,000) and constituted by a Fourth Issuer Trust Deed dated [{circle}], 2004 (the FOURTH ISSUER TRUST DEED) between the Fourth Issuer and THE BANK OF NEW YORK, as trustee (the trustee for the time being thereof being herein called the NOTE TRUSTEE). References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in Schedule 3 to the Fourth Issuer Trust Deed. Terms used but not defined herein have the meanings ascribed to them in the amended and restated master definitions and construction schedule signed by the parties to the Transaction Documents and dated [{circle}], 2004 (the MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) and the fourth issuer master definitions and construction schedule, dated and made on [{circle}], 2004 and signed for the purposes of identification by Allen & Overy and Sidley Austin Brown & Wood (the FOURTH ISSUER MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) (each as may be amended and/or restated from time to time), and the Fourth Issuer Trust Deed and this Fourth Issuer Global Note shall be construed in accordance with the interpretation provisions set out in Clause 2 of the Fourth Issuer Master Definitions and Construction Schedule. The aggregate principal amount from time to time of this Global Fourth Issuer Note shall be that amount not exceeding U.S.$500,000,000 as shall be shown by the latest entry duly made in the Schedule hereto.

This is to certify that:

        Cede & Co. as nominee on behalf of The Depositary Trust Company is/are the duly registered holder(s) of one of the Series 3 Class A Global Fourth Issuer Notes. This Global Fourth Issuer Note is evidence of entitlement only. Title to the Global Fourth Issuer Notes passes only on due registration in the Register and only the registered holder is entitled to payment in respect of this Global Fourth Issuer Note.

1.    PROMISE TO PAY

      Subject as provided in this Global Fourth Issuer Note the Fourth Issuer promises to pay to the registered holder hereof the principal amount of this Global Fourth Issuer Note (being at the date hereof five hundred million U.S. dollars (U.S.$500,000,000) on the Interest Payment

      Date falling in [{circle}] (or on such earlier date as the said principal amount may become repayable in accordance with the Conditions or the Fourth Issuer Trust Deed) and to pay quarterly in arrear on each Interest Payment Date on the principal amount from time to time of this Global Fourth Issuer Note at the rates determined in accordance with the Conditions together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fourth Issuer Trust Deed.

2.    EXCHANGE FOR DEFINITIVE FOURTH ISSUER NOTES AND PURCHASES

      This Global Fourth Issuer Note will be exchangeable (free of charge to the holder) for Definitive Fourth Issuer Notes only if (i) The Depositary Trust Company (DTC) has notified the Fourth Issuer that it is at any time unwilling or unable to continue as holder of this Global Fourth Issuer Note or is at any time unwilling or unable to continue as, or ceases to be, a clearing agency under the United States Securities Exchange Act of 1934, as amended (the EXCHANGE ACT), and a successor to DTC registered as a clearing agency under the Exchange Act is not able to be appointed by the Fourth Issuer within 90 days of such notification, or (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Fourth Issuer Closing Date, the Fourth Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Fourth Issuer Notes which would not be required were the relevant Fourth Issuer Notes in definitive registered form. Thereupon the holder of this Global Fourth Issuer Note (acting on the instructions of (a) holder(s) of (a) Book-Entry Interest(s) (as defined in Section 3 hereof)) may give notice to the Fourth Issuer, and the Fourth Issuer may give notice to the Note Trustee and the Noteholders, of its intention to exchange this Global Fourth Issuer Note for Definitive Fourth Issuer Notes on or after the Exchange Date (as defined below).

      On or after the Exchange Date, the holder of this Global Fourth Issuer Note shall surrender this Global Fourth Issuer Note to or to the order of the Registrar. In exchange for this Global Fourth Issuer Note the Fourth Issuer will deliver, or procure the delivery of, Definitive Fourth Issuer Notes in registered form in denominations of U.S.$1,000 or U.S.$10,000 each, or any integral multiple thereof, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders, in exchange for the whole of this Global Fourth Issuer Note.

      EXCHANGE DATE means a day specified in the notice requiring exchange falling not more than 60 days after that on which such notice is given and on which banks are open for business in the city in which the specified office of the Registrar is located and in the city in which the relevant clearing system is located.

      Upon the cancellation of a part of this Global Fourth Issuer Note in accordance with the Fourth Issuer Trust Deed, the Conditions and the Fourth Issuer Paying and Agent Bank Agreement, the portion of the principal amount hereof so exchanged or so purchased and cancelled shall be endorsed by or on behalf of the Registrar on behalf of the Fourth Issuer on Part II of the Schedule hereto, whereupon the principal amount hereof shall be increased or, as the case may be, reduced for all purposes by the amount so exchanged or so purchased and cancelled and endorsed. Upon the exchange of the whole of this Global Fourth Issuer Note for Definitive Fourth Issuer Notes, this Global Fourth Issuer Note shall be surrendered to or to the order of the Registrar and cancelled and, if the holder of this Global Fourth Issuer Note requests, returned to it together with any relevant Definitive Fourth Issuer Notes.

3.    PAYMENTS

      Until the entire principal amount of this Global Fourth Issuer Note has been extinguished, this Global Fourth Issuer Note shall be entitled to the benefit of and be bound by the Conditions, the Fourth Issuer Trust Deed and the Fourth Issuer Deed of Charge. Payments of principal and interest in respect of Fourth Issuer Notes represented by this Global Fourth Issuer Note will be made in accordance with the Conditions. Upon any payment of principal or interest on this Global Fourth Issuer Note the amount so paid shall be endorsed by or on behalf of the Registrar on behalf of the Fourth Issuer on Part I of the Schedule hereto.

      Upon any payment of principal and endorsement of such payment on Part I of the Schedule hereto, the principal amount of this Global Fourth Issuer Note shall be reduced for all purposes by the principal amount so paid and endorsed.

      All payments of any amounts payable and paid to the registered holder of this Global Fourth Issuer Note shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

4.    DTC

      References herein to DTC shall be deemed to include references to any other clearing system approved by the Note Trustee.

5.    TAX TREATMENT

      The Fourth Issuer will treat this Global Fourth Issuer Note as indebtedness for U.S. federal income tax purposes. Each Holder, by the acceptance hereof, agrees to treat this Note for U.S. federal income tax purposes as indebtedness.

6.    AUTHENTICATION

      This Global Fourth Issuer Note shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Registrar.

7.    GOVERNING LAW

      This Global Fourth Issuer Note is governed by, and shall be construed in accordance with, the laws of England and the Fourth Issuer has in the Fourth Issuer Trust Deed submitted to the non exclusive jurisdiction of the courts of England for all purposes in connection with the Fourth Issuer Global Note.

8.    CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

      No rights are conferred on any person under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this temporary Global Note, but this does not affect any right or remedy of any person which exists or is available apart from that Act.

IN WITNESS WHEREOF the Fourth Issuer has caused this Global Fourth Issuer Note to be signed manually or in facsimile by a person duly authorised on its behalf.

PERMANENT FINANCING (NO. 4) PLC

By:.............................
     (Duly authorised)

Issued in London, England on [{circle}], 2004.

CERTIFICATE OF AUTHENTICATION

This Global Fourth Issuer Note is duly authenticated without recourse, warranty or liability.


.................................
Duly authorised
for and on behalf of
CITIBANK, N.A.
as Registrar

                                 THE SCHEDULE

                                    PART I

                      PAYMENTS OF PRINCIPAL AND INTEREST

The following payments on this Global Fourth Issuer Note have been made:

                                                                 REMAINING
                                                              PRINCIPAL AMOUNT
                                                               OF THIS GLOBAL
                                                               FOURTH ISSUER      NOTATION MADE ON
                                                              NOTE FOLLOWING       BEHALF OF THE
   DATE MADE           INTEREST PAID      PRINCIPAL PAID       SUCH PAYMENT        FOURTH ISSUER
                          U.S.$                U.S.$              U.S.$
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________


                                    PART II

                                  EXCHANGES,

                          PURCHASES AND CANCELLATIONS

The following exchanges for Definitive Fourth Issuer Notes and purchases and cancellations of a part of this Global Fourth Issuer Note have been made:

                                                                 AGGREGATE
                    PART OF PRINCIPAL                        PRINCIPAL AMOUNT
                     AMOUNT EXCHANGED                         FOLLOWING SUCH
                     FOR DEFINITIVE      PART OF PRINCIPAL      EXCHANGE OR      NOTATION MADE ON
                      FOURTH ISSUER      AMOUNT PURCHASED      PURCHASE AND       BEHALF OF THE
   DATE MADE              NOTES           AND CANCELLED        CANCELLATION       FOURTH ISSUER
                          U.S.$                U.S.$              U.S.$
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________


                                    PART G

                                      (3)

                  SERIES 3 CLASS A GLOBAL FOURTH ISSUER NOTE

                                  NOTE NO. 3

                        PERMANENT FINANCING (NO. 4) PLC

(Incorporated with limited liability in England with registered number 4988201)

                  SERIES 3 CLASS A GLOBAL FOURTH ISSUER NOTE
                              representing up to

         U.S.$500,000,000 SERIES 3 CLASS A ASSET BACKED FLOATING RATE

                      FOURTH ISSUER NOTES DUE [{circle}]

     (Initial aggregate principal amount of Series 3 Class A Global Notes:
                              U.S.$1,500,000,000

This Series 3 Class A Global Fourth Issuer Note is issued without principal or interest coupons in respect of a duly authorised issue of Series 3 Class A Fourth Issuer Notes of PERMANENT FINANCING (NO. 4) PLC (the FOURTH ISSUER), designated as specified in the title hereof (the FOURTH ISSUER NOTES), limited to the aggregate principal amount of up to five hundred million U.S. dollars (U.S.$500,000,000) and constituted by a Fourth Issuer Trust Deed dated [{circle}], 2004 (the FOURTH ISSUER TRUST DEED) between the Fourth Issuer and THE BANK OF NEW YORK, as trustee (the trustee for the time being thereof being herein called the NOTE TRUSTEE). References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in Schedule 3 to the Fourth Issuer Trust Deed. Terms used but not defined herein have the meanings ascribed to them in the amended and restated master definitions and construction schedule signed by the parties to the Transaction Documents and dated [{circle}], 2004 (the MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) and the fourth issuer master definitions and construction schedule, dated and made on [{circle}], 2004 and signed for the purposes of identification by Allen & Overy and Sidley Austin Brown & Wood (the FOURTH ISSUER MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) (each as may be amended and/or restated from time to time), and the Fourth Issuer Trust Deed and this Fourth Issuer Global Note shall be construed in accordance with the interpretation provisions set out in Clause 2 of the Fourth Issuer Master Definitions and Construction Schedule. The aggregate principal amount from time to time of this Global Fourth Issuer Note shall be that amount not exceeding U.S.$500,000,000 as shall be shown by the latest entry duly made in the Schedule hereto.

This is to certify that:

        Cede & Co. as nominee on behalf of The Depositary Trust Company is/are the duly registered holder(s) of one of the Series 3 Class A Global Fourth Issuer Notes. This Global Fourth Issuer Note is evidence of entitlement only. Title to the Global Fourth Issuer Notes passes only on due registration in the Register and only the registered holder is entitled to payment in respect of this Global Fourth Issuer Note.

1.    PROMISE TO PAY

      Subject as provided in this Global Fourth Issuer Note the Fourth Issuer promises to pay to the registered holder hereof the principal amount of this Global Fourth Issuer Note (being at the date hereof five hundred million U.S. dollars (U.S.$500,000,000) on the Interest Payment

      Date falling in [{circle}] (or on such earlier date as the said principal amount may become repayable in accordance with the Conditions or the Fourth Issuer Trust Deed) and to pay quarterly in arrear on each Interest Payment Date on the principal amount from time to time of this Global Fourth Issuer Note at the rates determined in accordance with the Conditions together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fourth Issuer Trust Deed.

2.    EXCHANGE FOR DEFINITIVE FOURTH ISSUER NOTES AND PURCHASES

      This Global Fourth Issuer Note will be exchangeable (free of charge to the holder) for Definitive Fourth Issuer Notes only if (i) The Depositary Trust Company (DTC) has notified the Fourth Issuer that it is at any time unwilling or unable to continue as holder of this Global Fourth Issuer Note or is at any time unwilling or unable to continue as, or ceases to be, a clearing agency under the United States Securities Exchange Act of 1934, as amended (the EXCHANGE ACT), and a successor to DTC registered as a clearing agency under the Exchange Act is not able to be appointed by the Fourth Issuer within 90 days of such notification, or (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Fourth Issuer Closing Date, the Fourth Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Fourth Issuer Notes which would not be required were the relevant Fourth Issuer Notes in definitive registered form. Thereupon the holder of this Global Fourth Issuer Note (acting on the instructions of (a) holder(s) of (a) Book-Entry Interest(s) (as defined in Section 3 hereof)) may give notice to the Fourth Issuer, and the Fourth Issuer may give notice to the Note Trustee and the Noteholders, of its intention to exchange this Global Fourth Issuer Note for Definitive Fourth Issuer Notes on or after the Exchange Date (as defined below).

      On or after the Exchange Date, the holder of this Global Fourth Issuer Note shall surrender this Global Fourth Issuer Note to or to the order of the Registrar. In exchange for this Global Fourth Issuer Note the Fourth Issuer will deliver, or procure the delivery of, Definitive Fourth Issuer Notes in registered form in denominations of U.S.$1,000 or U.S.$10,000 each, or any integral multiple thereof, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders, in exchange for the whole of this Global Fourth Issuer Note.

      EXCHANGE DATE means a day specified in the notice requiring exchange falling not more than 60 days after that on which such notice is given and on which banks are open for business in the city in which the specified office of the Registrar is located and in the city in which the relevant clearing system is located.

      Upon the cancellation of a part of this Global Fourth Issuer Note in accordance with the Fourth Issuer Trust Deed, the Conditions and the Fourth Issuer Paying and Agent Bank Agreement, the portion of the principal amount hereof so exchanged or so purchased and cancelled shall be endorsed by or on behalf of the Registrar on behalf of the Fourth Issuer on Part II of the Schedule hereto, whereupon the principal amount hereof shall be increased or, as the case may be, reduced for all purposes by the amount so exchanged or so purchased and cancelled and endorsed. Upon the exchange of the whole of this Global Fourth Issuer Note for Definitive Fourth Issuer Notes, this Global Fourth Issuer Note shall be surrendered to or to the order of the Registrar and cancelled and, if the holder of this Global Fourth Issuer Note requests, returned to it together with any relevant Definitive Fourth Issuer Notes.

3.    PAYMENTS

      Until the entire principal amount of this Global Fourth Issuer Note has been extinguished, this Global Fourth Issuer Note shall be entitled to the benefit of and be bound by the Conditions, the Fourth Issuer Trust Deed and the Fourth Issuer Deed of Charge. Payments of principal and interest in respect of Fourth Issuer Notes represented by this Global Fourth Issuer Note will be made in accordance with the Conditions. Upon any payment of principal or interest on this Global Fourth Issuer Note the amount so paid shall be endorsed by or on behalf of the Registrar on behalf of the Fourth Issuer on Part I of the Schedule hereto.

      Upon any payment of principal and endorsement of such payment on Part I of the Schedule hereto, the principal amount of this Global Fourth Issuer Note shall be reduced for all purposes by the principal amount so paid and endorsed.

      All payments of any amounts payable and paid to the registered holder of this Global Fourth Issuer Note shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

4.    DTC

      References herein to DTC shall be deemed to include references to any other clearing system approved by the Note Trustee.

5.    TAX TREATMENT

      The Fourth Issuer will treat this Global Fourth Issuer Note as indebtedness for U.S. federal income tax purposes. Each Holder, by the acceptance hereof, agrees to treat this Note for U.S. federal income tax purposes as indebtedness.

6.    AUTHENTICATION

      This Global Fourth Issuer Note shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Registrar.

7.    GOVERNING LAW

      This Global Fourth Issuer Note is governed by, and shall be construed in accordance with, the laws of England and the Fourth Issuer has in the Fourth Issuer Trust Deed submitted to the non exclusive jurisdiction of the courts of England for all purposes in connection with the Fourth Issuer Global Note.

8.    CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

      No rights are conferred on any person under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this temporary Global Note, but this does not affect any right or remedy of any person which exists or is available apart from that Act.

IN WITNESS WHEREOF the Fourth Issuer has caused this Global Fourth Issuer Note to be signed manually or in facsimile by a person duly authorised on its behalf.

PERMANENT FINANCING (NO. 4) PLC

By:  .............................
     (Duly authorised)

Issued in London, England on [{circle}], 2004.

CERTIFICATE OF AUTHENTICATION

This Global Fourth Issuer Note is duly authenticated without recourse, warranty or liability.


.................................
Duly authorised
for and on behalf of
CITIBANK, N.A.
as Registrar

                                 THE SCHEDULE

                                    PART I

                      PAYMENTS OF PRINCIPAL AND INTEREST

The following payments on this Global Fourth Issuer Note have been made:

                                                                 REMAINING
                                                              PRINCIPAL AMOUNT
                                                               OF THIS GLOBAL
                                                               FOURTH ISSUER      NOTATION MADE ON
                                                              NOTE FOLLOWING       BEHALF OF THE
   DATE MADE           INTEREST PAID      PRINCIPAL PAID       SUCH PAYMENT        FOURTH ISSUER
                          U.S.$                U.S.$              U.S.$
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________


                                    PART II

                                  EXCHANGES,

                          PURCHASES AND CANCELLATIONS

The following exchanges for Definitive Fourth Issuer Notes and purchases and cancellations of a part of this Global Fourth Issuer Note have been made:

                                                                 AGGREGATE
                    PART OF PRINCIPAL                        PRINCIPAL AMOUNT
                     AMOUNT EXCHANGED                         FOLLOWING SUCH
                     FOR DEFINITIVE      PART OF PRINCIPAL      EXCHANGE OR      NOTATION MADE ON
                      FOURTH ISSUER      AMOUNT PURCHASED      PURCHASE AND       BEHALF OF THE
   DATE MADE              NOTES           AND CANCELLED        CANCELLATION       FOURTH ISSUER
                          U.S.$                U.S.$              U.S.$
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________


                                    PART H

                  SERIES 3 CLASS B GLOBAL FOURTH ISSUER NOTE

                        PERMANENT FINANCING (NO. 4) PLC

(Incorporated with limited liability in England with registered number 4988201)

                  SERIES 3 CLASS B GLOBAL FOURTH ISSUER NOTE
                              representing up to

U.S.$35,000,000 SERIES 3 CLASS B ASSET BACKED FLOATING RATE FOURTH ISSUER NOTES
                                 DUE JUNE 2042

This Series 3 Class B Global Fourth Issuer Note is issued without principal or interest coupons in respect of a duly authorised issue of Series 3 Class B Fourth Issuer Notes of PERMANENT FINANCING (NO. 4) PLC (the FOURTH ISSUER), designated as specified in the title hereof (the FOURTH ISSUER NOTES), limited to the aggregate principal amount of up to thirty five million U.S. dollars (U.S.$35,000,000) and constituted by a Fourth Issuer Trust Deed dated [{circle}], 2004 (the FOURTH ISSUER TRUST DEED) between the Fourth Issuer and THE BANK OF NEW YORK, as trustee (the trustee for the time being thereof being herein called the NOTE TRUSTEE). References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in Schedule 3 to the Fourth Issuer Trust Deed. Terms used but not defined herein have the meanings ascribed to them in the amended and restated master definitions and construction schedule signed by the parties to the Transaction Documents and dated [{circle}], 2004 (the MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) and the fourth issuer master definitions and construction schedule, dated and made on [{circle}], 2004 and signed for the purposes of identification by Allen & Overy and Sidley Austin Brown & Wood (the FOURTH ISSUER MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) (each as may be amended and/or restated from time to time), and the Fourth Issuer Trust Deed and this Fourth Issuer Global Note shall be construed in accordance with the interpretation provisions set out in Clause 2 of the Fourth Issuer Master Definitions and Construction Schedule. The aggregate principal amount from time to time of this Global Fourth Issuer Note shall be that amount not exceeding U.S.$35,000,000 as shall be shown by the latest entry duly made in the Schedule hereto.

This is to certify that:

        Cede & Co. as nominee on behalf of The Depositary Trust Company is/are the duly registered holder(s) of one of the Series 3 Class B Global Fourth Issuer Notes. This Global Fourth Issuer Note is evidence of entitlement only. Title to the Global Fourth Issuer Notes passes only on due registration in the Register and only the registered holder is entitled to payment in respect of this Global Fourth Issuer Note.

1.    PROMISE TO PAY

      Subject as provided in this Global Fourth Issuer Note the Fourth Issuer promises to pay to the registered holder hereof the principal amount of this Global Fourth Issuer Note (being at the date hereof thirty five million U.S. dollars (U.S.$35,000,000) on the Interest Payment Date falling in June 2042 (or on such earlier date as the said principal amount may become repayable in accordance with the Conditions or the Fourth Issuer Trust Deed) and to pay interest quarterly in arrear on each Interest Payment Date on the principal amount from time to time of this Global Fourth Issuer Note at the rates determined in accordance with the Conditions together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fourth Issuer Trust Deed.

2.    EXCHANGE FOR DEFINITIVE FOURTH ISSUER NOTES AND PURCHASES

      This Global Fourth Issuer Note will be exchangeable (free of charge to the holder) for Definitive Fourth Issuer Notes only if (i) The Depositary Trust Company (DTC) has notified the Fourth Issuer that it is at any time unwilling or unable to continue as holder of this Global Fourth Issuer Note or is at any time unwilling or unable to continue as, or ceases to be, a clearing agency under the United States Securities Exchange Act of 1934, as amended (the EXCHANGE ACT), and a successor to DTC registered as a clearing agency under the Exchange Act is not able to be appointed by the Fourth Issuer within 90 days of such notification, or (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Fourth Issuer Closing Date, the Fourth Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Fourth Issuer Notes which would not be required were the relevant Fourth Issuer Notes in definitive registered form. Thereupon the holder of this Global Fourth Issuer Note (acting on the instructions of (a) holder(s) of (a) Book-Entry Interest(s) (as defined in Section 3 hereof)) may give notice to the Fourth Issuer, and the Fourth Issuer may give notice to the Note Trustee and the Noteholders, of its intention to exchange this Global Fourth Issuer Note for Definitive Fourth Issuer Notes on or after the Exchange Date (as defined below).

      On or after the Exchange Date, the holder of this Global Fourth Issuer Note shall surrender this Global Fourth Issuer Note to or to the order of the Registrar. In exchange for this Global Fourth Issuer Note the Fourth Issuer will deliver, or procure the delivery of, Definitive Fourth Issuer Notes in registered form in denominations of U.S.$1,000 or U.S.$10,000 each, or any integral multiple thereof, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders, in exchange for the whole of this Global Fourth Issuer Note.

      EXCHANGE DATE means a day specified in the notice requiring exchange falling not more than 60 days after that on which such notice is given and on which banks are open for business in the city in which the specified office of the Registrar is located and in the city in which the relevant clearing system is located.

      Upon the cancellation of a part of this Global Fourth Issuer Note in accordance with the Fourth Issuer Trust Deed, the Conditions and the Fourth Issuer Paying and Agent Bank Agreement, the portion of the principal amount hereof so exchanged or so purchased and cancelled shall be endorsed by or on behalf of the Registrar on behalf of the Fourth Issuer on Part II of the Schedule hereto, whereupon the principal amount hereof shall be increased or, as the case may be, reduced for all purposes by the amount so exchanged or so purchased and cancelled and endorsed. Upon the exchange of the whole of this Global Fourth Issuer Note for Definitive Fourth Issuer Notes, this Global Fourth Issuer Note shall be surrendered to or to the order of the Registrar and cancelled and, if the holder of this Global Fourth Issuer Note requests, returned to it together with any relevant Definitive Fourth Issuer Notes.

3.    PAYMENTS

      Until the entire principal amount of this Global Fourth Issuer Note has been extinguished, this Global Fourth Issuer Note shall be entitled to the benefit of and be bound by the Conditions, the Fourth Issuer Trust Deed and the Fourth Issuer Deed of Charge. Payments of principal and interest in respect of Fourth Issuer Notes represented by this Global Fourth Issuer Note will be made in accordance with the Conditions. Upon any payment of principal or interest on this Global Fourth Issuer Note the amount so paid shall be endorsed by or on behalf of the Registrar on behalf of the Fourth Issuer on Part I of the Schedule hereto.

      Upon any payment of principal and endorsement of such payment on Part I of the Schedule hereto, the principal amount of this Global Fourth Issuer Note shall be reduced for all purposes by the principal amount so paid and endorsed.

      All payments of any amounts payable and paid to the registered holder of this Global Fourth Issuer Note shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

4.    DTC

      References herein to DTC shall be deemed to include references to any other clearing system approved by the Note Trustee.

5.    TAX TREATMENT

      The Fourth Issuer will treat this Global Fourth Issuer Note as indebtedness for U.S. federal income tax purposes. Each Holder, by the acceptance hereof, agrees to treat this Note for U.S. federal income tax purposes as indebtedness.

6.    AUTHENTICATION

      This Global Fourth Issuer Note shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Registrar.

7.    GOVERNING LAW

      This Global Fourth Issuer Note is governed by, and shall be construed in accordance with, the laws of England and the Fourth Issuer has in the Fourth Issuer Trust Deed submitted to the non exclusive jurisdiction of the courts of England for all purposes in connection with the Fourth Issuer Global Note.

8.    CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

      No rights are conferred on any person under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this temporary Global Note, but this does not affect any right or remedy of any person which exists or is available apart from that Act.

IN WITNESS WHEREOF the Fourth Issuer has caused this Global Fourth Issuer Note to be signed manually or in facsimile by a person duly authorised on its behalf.

PERMANENT FINANCING (NO. 4) PLC

By:.............................
     (Duly authorised)

Issued in London, England on [{circle}], 2004.

CERTIFICATE OF AUTHENTICATION

This Global Fourth Issuer Note is duly authenticated without recourse, warranty or liability.


.................................
Duly authorised
for and on behalf of
CITIBANK, N.A.
as Registrar

                                 THE SCHEDULE

                                    PART I

                      PAYMENTS OF PRINCIPAL AND INTEREST

The following payments on this Global Fourth Issuer Note have been made:

                                                                 REMAINING
                                                              PRINCIPAL AMOUNT
                                                               OF THIS GLOBAL
                                                               FOURTH ISSUER      NOTATION MADE ON
                                                              NOTE FOLLOWING       BEHALF OF THE
   DATE MADE           INTEREST PAID      PRINCIPAL PAID       SUCH PAYMENT        FOURTH ISSUER
                          U.S.$                U.S.$              U.S.$
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________


                                    PART II

                                  EXCHANGES,

                          PURCHASES AND CANCELLATIONS

The following exchanges for Definitive Fourth Issuer Notes and purchases and cancellations of a part of this Global Fourth Issuer Note have been made:

                                                                 AGGREGATE
                    PART OF PRINCIPAL                        PRINCIPAL AMOUNT
                     AMOUNT EXCHANGED                         FOLLOWING SUCH
                     FOR DEFINITIVE      PART OF PRINCIPAL      EXCHANGE OR      NOTATION MADE ON
                      FOURTH ISSUER      AMOUNT PURCHASED      PURCHASE AND       BEHALF OF THE
   DATE MADE              NOTES           AND CANCELLED        CANCELLATION       FOURTH ISSUER
                          U.S.$                U.S.$              U.S.$
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________


                                    PART I

                  SERIES 3 CLASS M GLOBAL FOURTH ISSUER NOTE

                        PERMANENT FINANCING (NO. 4) PLC

(Incorporated with limited liability in England with registered number 4988201)

                  SERIES 3 CLASS M GLOBAL FOURTH ISSUER NOTE
                              representing up to

U.S.$38,000,000 SERIES 3 CLASS M ASSET BACKED FLOATING RATE FOURTH ISSUER NOTES
                                 DUE JUNE 2042

This Series 3 Class M Global Fourth Issuer Note is issued without principal or interest coupons in respect of a duly authorised issue of Series 3 Class M Fourth Issuer Notes of PERMANENT FINANCING (NO. 4) PLC (the FOURTH ISSUER), designated as specified in the title hereof (the FOURTH ISSUER NOTES), limited to the aggregate principal amount of up to thirty eight million U.S. dollars (U.S.$38,000,000) and constituted by a Fourth Issuer Trust Deed dated [{circle}], 2004 (the FOURTH ISSUER TRUST DEED) between the Fourth Issuer and THE BANK OF NEW YORK, as trustee (the trustee for the time being thereof being herein called the NOTE TRUSTEE). References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in Schedule 3 to the Fourth Issuer Trust Deed. Terms used but not defined herein have the meanings ascribed to them in the amended and restated master definitions and construction schedule signed by the parties to the Transaction Documents and dated [{circle}], 2004 (the MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) and the fourth issuer master definitions and construction schedule, dated and made on [{circle}], 2004 and signed for the purposes of identification by Allen & Overy and Sidley Austin Brown & Wood (the FOURTH ISSUER MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) (each as may be amended and/or restated from time to time), and the Fourth Issuer Trust Deed and this Fourth Issuer Global Note shall be construed in accordance with the interpretation provisions set out in Clause 2 of the Fourth Issuer Master Definitions and Construction Schedule. The aggregate principal amount from time to time of this Global Fourth Issuer Note shall be that amount not exceeding U.S.$38,000,000 as shall be shown by the latest entry duly made in the Schedule hereto.

This is to certify that:

        Cede & Co. as nominee on behalf of The Depositary Trust Company is/are the duly registered holder(s) of one of the Series 3 Class M Global Fourth Issuer Notes. This Global Fourth Issuer Note is evidence of entitlement only. Title to the Global Fourth Issuer Notes passes only on due registration in the Register and only the registered holder is entitled to payment in respect of this Global Fourth Issuer Note.

1.    PROMISE TO PAY

      Subject as provided in this Global Fourth Issuer Note the Fourth Issuer promises to pay to the registered holder hereof the principal amount of this Global Fourth Issuer Note (being at the date hereof thirty eight million U.S. dollars (U.S.$38,000,000) on the Interest Payment Date falling in June 2042 (or on such earlier date as the said principal amount may become repayable in accordance with the Conditions or the Fourth Issuer Trust Deed) and to pay interest quarterly in arrear on each Interest Payment Date on the principal amount from time to time of this Global Fourth Issuer Note at the rates determined in accordance with the Conditions together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fourth Issuer Trust Deed.

2.    EXCHANGE FOR DEFINITIVE FOURTH ISSUER NOTES AND PURCHASES

      This Global Fourth Issuer Note will be exchangeable (free of charge to the holder) for Definitive Fourth Issuer Notes only if (i) The Depositary Trust Company (DTC) has notified the Fourth Issuer that it is at any time unwilling or unable to continue as holder of this Global Fourth Issuer Note or is at any time unwilling or unable to continue as, or ceases to be, a clearing agency under the United States Securities Exchange Act of 1934, as amended (the EXCHANGE ACT), and a successor to DTC registered as a clearing agency under the Exchange Act is not able to be appointed by the Fourth Issuer within 90 days of such notification, or (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Fourth Issuer Closing Date, the Fourth Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Fourth Issuer Notes which would not be required were the relevant Fourth Issuer Notes in definitive registered form. Thereupon the holder of this Global Fourth Issuer Note (acting on the instructions of (a) holder(s) of (a) Book-Entry Interest(s) (as defined in Section 3 hereof)) may give notice to the Fourth Issuer, and the Fourth Issuer may give notice to the Note Trustee and the Noteholders, of its intention to exchange this Global Fourth Issuer Note for Definitive Fourth Issuer Notes on or after the Exchange Date (as defined below).

      On or after the Exchange Date, the holder of this Global Fourth Issuer Note shall surrender this Global Fourth Issuer Note to or to the order of the Registrar. In exchange for this Global Fourth Issuer Note the Fourth Issuer will deliver, or procure the delivery of, Definitive Fourth Issuer Notes in registered form in denominations of U.S.$1,000 or U.S.$10,000 each, or any integral multiple thereof, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders, in exchange for the whole of this Global Fourth Issuer Note.

      EXCHANGE DATE means a day specified in the notice requiring exchange falling not more than 60 days after that on which such notice is given and on which banks are open for business in the city in which the specified office of the Registrar is located and in the city in which the relevant clearing system is located.

      Upon the cancellation of a part of this Global Fourth Issuer Note in accordance with the Fourth Issuer Trust Deed, the Conditions and the Fourth Issuer Paying and Agent Bank Agreement, the portion of the principal amount hereof so exchanged or so purchased and cancelled shall be endorsed by or on behalf of the Registrar on behalf of the Fourth Issuer on Part II of the Schedule hereto, whereupon the principal amount hereof shall be increased or, as the case may be, reduced for all purposes by the amount so exchanged or so purchased and cancelled and endorsed. Upon the exchange of the whole of this Global Fourth Issuer Note for Definitive Fourth Issuer Notes, this Global Fourth Issuer Note shall be surrendered to or to the order of the Registrar and cancelled and, if the holder of this Global Fourth Issuer Note requests, returned to it together with any relevant Definitive Fourth Issuer Notes.

3.    PAYMENTS

      Until the entire principal amount of this Global Fourth Issuer Note has been extinguished, this Global Fourth Issuer Note shall be entitled to the benefit of and be bound by the Conditions, the Fourth Issuer Trust Deed and the Fourth Issuer Deed of Charge. Payments of principal and interest in respect of Fourth Issuer Notes represented by this Global Fourth Issuer Note will be made in accordance with the Conditions. Upon any payment of principal or interest on this Global Fourth Issuer Note the amount so paid shall be endorsed by or on behalf of the Registrar on behalf of the Fourth Issuer on Part I of the Schedule hereto.

      Upon any payment of principal and endorsement of such payment on Part I of the Schedule hereto, the principal amount of this Global Fourth Issuer Note shall be reduced for all purposes by the principal amount so paid and endorsed.

      All payments of any amounts payable and paid to the registered holder of this Global Fourth Issuer Note shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

4.    DTC

      References herein to DTC shall be deemed to include references to any other clearing system approved by the Note Trustee.

5.    TAX TREATMENT

      The Fourth Issuer will treat this Global Fourth Issuer Note as indebtedness for U.S. federal income tax purposes. Each Holder, by the acceptance hereof, agrees to treat this Note for U.S. federal income tax purposes as indebtedness.

6.    AUTHENTICATION

      This Global Fourth Issuer Note shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Registrar.

7.    GOVERNING LAW

      This Global Fourth Issuer Note is governed by, and shall be construed in accordance with, the laws of England and the Fourth Issuer has in the Fourth Issuer Trust Deed submitted to the non exclusive jurisdiction of the courts of England for all purposes in connection with the Fourth Issuer Global Note.

8.    CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

      No rights are conferred on any person under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this temporary Global Note, but this does not affect any right or remedy of any person which exists or is available apart from that Act.

IN WITNESS WHEREOF the Fourth Issuer has caused this Global Fourth Issuer Note to be signed manually or in facsimile by a person duly authorised on its behalf.

PERMANENT FINANCING (NO. 4) PLC

By:.............................
     (Duly authorised)

Issued in London, England on [{circle}], 2004.

CERTIFICATE OF AUTHENTICATION

This Global Fourth Issuer Note is duly authenticated without recourse, warranty or liability.


.................................
Duly authorised
for and on behalf of
CITIBANK, N.A.
as Registrar

                                 THE SCHEDULE

                                    PART I

                      PAYMENTS OF PRINCIPAL AND INTEREST

The following payments on this Global Fourth Issuer Note have been made:

                                                                 REMAINING
                                                              PRINCIPAL AMOUNT
                                                               OF THIS GLOBAL
                                                               FOURTH ISSUER      NOTATION MADE ON
                                                              NOTE FOLLOWING       BEHALF OF THE
   DATE MADE           INTEREST PAID      PRINCIPAL PAID       SUCH PAYMENT        FOURTH ISSUER
                          U.S.$                U.S.$              U.S.$
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________


                                    PART II

                                  EXCHANGES,

                          PURCHASES AND CANCELLATIONS

The following exchanges for Definitive Fourth Issuer Notes and purchases and cancellations of a part of this Global Fourth Issuer Note have been made:

                                                                 AGGREGATE
                    PART OF PRINCIPAL                        PRINCIPAL AMOUNT
                     AMOUNT EXCHANGED                         FOLLOWING SUCH
                     FOR DEFINITIVE      PART OF PRINCIPAL      EXCHANGE OR      NOTATION MADE ON
                      FOURTH ISSUER      AMOUNT PURCHASED      PURCHASE AND       BEHALF OF THE
   DATE MADE              NOTES           AND CANCELLED        CANCELLATION       FOURTH ISSUER
                          U.S.$                U.S.$              U.S.$
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________


                                    PART I

                  SERIES 3 CLASS C GLOBAL FOURTH ISSUER NOTE

                        PERMANENT FINANCING (NO. 4) PLC

(Incorporated with limited liability in England with registered number 4988201)

                  SERIES 3 CLASS C GLOBAL FOURTH ISSUER NOTE
                              representing up to

U.S.$32,000,000 SERIES 3 CLASS C ASSET BACKED FLOATING RATE FOURTH ISSUER NOTES
                                 DUE JUNE 2042

This Series 3 Class C Global Fourth Issuer Note is issued without principal or interest coupons in respect of a duly authorised issue of Series 3 Class C Fourth Issuer Notes of PERMANENT FINANCING (NO. 4) PLC (the FOURTH ISSUER), designated as specified in the title hereof (the FOURTH ISSUER NOTES), limited to the aggregate principal amount of up to thirty two million U.S. dollars (U.S.$32,000,000) and constituted by a Fourth Issuer Trust Deed dated [{circle}], 2004 (the FOURTH ISSUER TRUST DEED) between the Fourth Issuer and THE BANK OF NEW YORK, as trustee (the trustee for the time being thereof being herein called the NOTE TRUSTEE). References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in Schedule 3 to the Fourth Issuer Trust Deed. Terms used but not defined herein have the meanings ascribed to them in the amended and restated master definitions and construction schedule signed by the parties to the Transaction Documents and dated [{circle}], 2004 (the MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) and the fourth issuer master definitions and construction schedule, dated and made on [{circle}], 2004 and signed for the purposes of identification by Allen & Overy and Sidley Austin Brown & Wood (the FOURTH ISSUER MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) (each as may be amended and/or restated from time to time), and the Fourth Issuer Trust Deed and this Fourth Issuer Global Note shall be construed in accordance with the interpretation provisions set out in Clause 2 of the Fourth Issuer Master Definitions and Construction Schedule. The aggregate principal amount from time to time of this Global Fourth Issuer Note shall be that amount not exceeding U.S.$32,000,000 as shall be shown by the latest entry duly made in the Schedule hereto.

This is to certify that:

        Cede & Co. as nominee on behalf of The Depositary Trust Company is/are the duly registered holder(s) of one of the Series 3 Class C Global Fourth Issuer Notes. This Global Fourth Issuer Note is evidence of entitlement only. Title to the Global Fourth Issuer Notes passes only on due registration in the Register and only the registered holder is entitled to payment in respect of this Global Fourth Issuer Note.

1.    PROMISE TO PAY

      Subject as provided in this Global Fourth Issuer Note the Fourth Issuer promises to pay to the registered holder hereof the principal amount of this Global Fourth Issuer Note (being at the date hereof thirty two million U.S. dollars (U.S.$32,000,000) on the Interest Payment Date falling in June 2042 (or on such earlier date as the said principal amount may become repayable in accordance with the Conditions or the Fourth Issuer Trust Deed) and to pay interest quarterly in arrear on each Interest Payment Date on the principal amount from time to time of this Global Fourth Issuer Note at the rates determined in accordance with the Conditions together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fourth Issuer Trust Deed.

2.    EXCHANGE FOR DEFINITIVE FOURTH ISSUER NOTES AND PURCHASES

      This Global Fourth Issuer Note will be exchangeable (free of charge to the holder) for Definitive Fourth Issuer Notes only if (i) The Depositary Trust Company (DTC) has notified the Fourth Issuer that it is at any time unwilling or unable to continue as holder of this Global Fourth Issuer Note or is at any time unwilling or unable to continue as, or ceases to be, a clearing agency under the United States Securities Exchange Act of 1934, as amended (the EXCHANGE ACT), and a successor to DTC registered as a clearing agency under the Exchange Act is not able to be appointed by the Fourth Issuer within 90 days of such notification, or (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Fourth Issuer Closing Date, the Fourth Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Fourth Issuer Notes which would not be required were the relevant Fourth Issuer Notes in definitive registered form. Thereupon the holder of this Global Fourth Issuer Note (acting on the instructions of (a) holder(s) of (a) Book-Entry Interest(s) (as defined in Section 3 hereof)) may give notice to the Fourth Issuer, and the Fourth Issuer may give notice to the Note Trustee and the Noteholders, of its intention to exchange this Global Fourth Issuer Note for Definitive Fourth Issuer Notes on or after the Exchange Date (as defined below).

      On or after the Exchange Date, the holder of this Global Fourth Issuer Note shall surrender this Global Fourth Issuer Note to or to the order of the Registrar. In exchange for this Global Fourth Issuer Note the Fourth Issuer will deliver, or procure the delivery of, Definitive Fourth Issuer Notes in registered form in denominations of U.S.$1,000 or U.S.$10,000 each, or any integral multiple thereof, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders, in exchange for the whole of this Global Fourth Issuer Note.

      EXCHANGE DATE means a day specified in the notice requiring exchange falling not more than 60 days after that on which such notice is given and on which banks are open for business in the city in which the specified office of the Registrar is located and in the city in which the relevant clearing system is located.

      Upon the cancellation of a part of this Global Fourth Issuer Note in accordance with the Fourth Issuer Trust Deed, the Conditions and the Fourth Issuer Paying and Agent Bank Agreement, the portion of the principal amount hereof so exchanged or so purchased and cancelled shall be endorsed by or on behalf of the Registrar on behalf of the Fourth Issuer on Part II of the Schedule hereto, whereupon the principal amount hereof shall be increased or, as the case may be, reduced for all purposes by the amount so exchanged or so purchased and cancelled and endorsed. Upon the exchange of the whole of this Global Fourth Issuer Note for Definitive Fourth Issuer Notes, this Global Fourth Issuer Note shall be surrendered to or to the order of the Registrar and cancelled and, if the holder of this Global Fourth Issuer Note requests, returned to it together with any relevant Definitive Fourth Issuer Notes.

3.    PAYMENTS

      Until the entire principal amount of this Global Fourth Issuer Note has been extinguished, this Global Fourth Issuer Note shall be entitled to the benefit of and be bound by the Conditions, the Fourth Issuer Trust Deed and the Fourth Issuer Deed of Charge. Payments of principal and interest in respect of Fourth Issuer Notes represented by this Global Fourth Issuer Note will be made in accordance with the Conditions. Upon any payment of principal or interest on this Global Fourth Issuer Note the amount so paid shall be endorsed by or on behalf of the Registrar on behalf of the Fourth Issuer on Part I of the Schedule hereto.

      Upon any payment of principal and endorsement of such payment on Part I of the Schedule hereto, the principal amount of this Global Fourth Issuer Note shall be reduced for all purposes by the principal amount so paid and endorsed.

      All payments of any amounts payable and paid to the registered holder of this Global Fourth Issuer Note shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

4.    DTC

      References herein to DTC shall be deemed to include references to any other clearing system approved by the Note Trustee.

5.    TAX TREATMENT

      The Fourth Issuer will treat this Global Fourth Issuer Note as indebtedness for U.S. federal income tax purposes. Each Holder, by the acceptance hereof, agrees to treat this Note for U.S. federal income tax purposes as indebtedness.

6.    AUTHENTICATION

      This Global Fourth Issuer Note shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Registrar.

7.    GOVERNING LAW

      This Global Fourth Issuer Note is governed by, and shall be construed in accordance with, the laws of England and the Fourth Issuer has in the Fourth Issuer Trust Deed submitted to the non exclusive jurisdiction of the courts of England for all purposes in connection with the Fourth Issuer Global Note.

8.    CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

      No rights are conferred on any person under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this temporary Global Note, but this does not affect any right or remedy of any person which exists or is available apart from that Act.

IN WITNESS WHEREOF the Fourth Issuer has caused this Global Fourth Issuer Note to be signed manually or in facsimile by a person duly authorised on its behalf.

PERMANENT FINANCING (NO. 4) PLC

By:.............................
     (Duly authorised)

Issued in London, England on [{circle}], 2004.

CERTIFICATE OF AUTHENTICATION

This Global Fourth Issuer Note is duly authenticated without recourse, warranty or liability.


.................................
Duly authorised
for and on behalf of
CITIBANK, N.A.
as Registrar

                                 THE SCHEDULE

                                    PART I

                      PAYMENTS OF PRINCIPAL AND INTEREST

The following payments on this Global Fourth Issuer Note have been made:

                                                                 REMAINING
                                                              PRINCIPAL AMOUNT
                                                               OF THIS GLOBAL
                                                               FOURTH ISSUER      NOTATION MADE ON
                                                              NOTE FOLLOWING       BEHALF OF THE
   DATE MADE           INTEREST PAID      PRINCIPAL PAID       SUCH PAYMENT        FOURTH ISSUER
                          U.S.$                U.S.$              U.S.$
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________


                                    PART II

                                  EXCHANGES,

                          PURCHASES AND CANCELLATIONS

The following exchanges for Definitive Fourth Issuer Notes and purchases and cancellations of a part of this Global Fourth Issuer Note have been made:

                                                                 AGGREGATE
                    PART OF PRINCIPAL                        PRINCIPAL AMOUNT
                     AMOUNT EXCHANGED                         FOLLOWING SUCH
                     FOR DEFINITIVE      PART OF PRINCIPAL      EXCHANGE OR      NOTATION MADE ON
                      FOURTH ISSUER      AMOUNT PURCHASED      PURCHASE AND       BEHALF OF THE
   DATE MADE              NOTES           AND CANCELLED        CANCELLATION       FOURTH ISSUER
                          U.S.$                U.S.$              U.S.$
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________


                                    PART J

                  SERIES 4 CLASS A1 GLOBAL FOURTH ISSUER NOTE

THIS FOURTH ISSUER NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE SECURITIES ACT) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND, AS A MATTER OF U.S. LAW, PRIOR TO
THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE CLOSING DATE AND THE COMMENCEMENT OF THE OFFERING OF THE FOURTH ISSUER NOTES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

                        PERMANENT FINANCING (NO. 4) PLC

(Incorporated with limited liability in England with registered number 4988201)

                  SERIES 4 CLASS A1 GLOBAL FOURTH ISSUER NOTE
                              representing up to

E1,000,000,000 SERIES 4 CLASS A1 ASSET BACKED FLOATING RATE FOURTH ISSUER NOTES
                                 DUE JUNE 2042

This Series 4 Class A1 Global Fourth Issuer Note is issued without principal or interest coupons in respect of a duly authorised issue of Series 4 Class A1 Fourth Issuer Notes of PERMANENT FINANCING (NO. 4) PLC (the FOURTH ISSUER), designated as specified in the title hereof (the FOURTH ISSUER NOTES), limited to the aggregate principal amount of up to one billion euro (e1,000,000,000) and constituted by a Fourth Issuer Trust Deed dated [{circle}], 2004 (the FOURTH ISSUER TRUST DEED) between the Fourth Issuer and THE BANK OF NEW YORK, as trustee (the trustee for the time being thereof being herein called the NOTE TRUSTEE). References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in Schedule 3 to the Fourth Issuer Trust Deed. Terms used but not defined herein have the meanings ascribed to them in the amended and restated master definitions and construction schedule signed by the parties to the Transaction Documents and dated [{circle}], 2004 (the MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) and the fourth issuer master definitions and construction schedule, dated [{circle}], 2004 and signed for the purposes of identification by Allen & Overy and Sidley Austin Brown & Wood (the FOURTH ISSUER MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) (each as may be amended and/or restated from time to time), and the Fourth Issuer Trust Deed and this Fourth Issuer Global Note shall be construed in accordance with the interpretation provisions set out in Clause 2 of the Fourth Issuer Master Definitions and Construction Schedule. The aggregate principal amount from time to time of this Global Fourth Issuer Note shall be that amount not exceeding e1,000,000,000 as shall be shown by the latest entry duly made in the Schedule hereto.
This is to certify that:

    Citivic Nominees Limited as nominee on behalf of the Common Depositary is/are the duly registered holder(s) of one of the Series 4 Class A1 Global Fourth Issuer Notes. This Global Fourth Issuer Note is evidence of entitlement only. Title to the Global Fourth Issuer Notes passes only on due registration in the Register and only the registered holder is entitled to payment in respect of this Global Fourth Issuer Note.

1.    PROMISE TO PAY

      Subject as provided in this Global Fourth Issuer Note the Fourth Issuer promises to pay to the registered holder hereof the principal amount of this Global Fourth Issuer Note (being at the date hereof one billion euro (e1,000,000,000) on the Interest Payment Date falling in June 2042 (or on such earlier date as the said principal amount may become repayable in accordance with the Conditions or the Fourth Issuer Trust Deed) and to pay interest quarterly, as the case may be, in arrear on each Interest Payment Date on the principal amount from time to time of this Global Fourth Issuer Note at the rates determined in accordance with Conditions together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fourth Issuer Trust Deed.

2.    EXCHANGE FOR DEFINITIVE FOURTH ISSUER NOTES AND PURCHASES

      This Global Fourth Issuer Note will be exchangeable (free of charge to the holder) for Definitive Fourth Issuer Notes only if (i) both Euroclear Bank S.A./N.V., as operator of the Euroclear System (EUROCLEAR) and Clearstream Banking, soci{e'}t{e'} anonyme (CLEARSTREAM, LUXEMBOURG) are closed for business for a continuous period of 14 days (other than by reason of holiday, statutory or otherwise) or announce an intention permanently to cease business or do so and no alternative clearing system satisfactory to the Note Trustee is then available, or (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Fourth Issuer Closing Date, the Fourth Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Fourth Issuer Notes which would not be required were the relevant Fourth Issuer Notes in definitive registered form. Thereupon the holder of this Global Fourth Issuer Note (acting on the instructions of (a) holder(s) of (a) Book-Entry Interest(s) (as defined in Section 3 hereof)) may give notice to the Fourth Issuer, and the Fourth Issuer may give notice to the Note Trustee and the Noteholders, of its intention to exchange this Global Fourth Issuer Note for Definitive Fourth Issuer Notes on or after the Exchange Date (as defined below).

      On or after the Exchange Date, the holder of this Global Fourth Issuer Note shall surrender this Global Fourth Issuer Note to or to the order of the Registrar. In exchange for this Global Fourth Issuer Note the Fourth Issuer will deliver, or procure the delivery of, Definitive Fourth Issuer Notes in registered form in denominations of e500,000 each, or any integral multiple thereof, or in such other denominations (which must be higher than e500,000) as the Note Trustee shall determine and notify to the relevant Noteholders, in exchange for the whole of this Global Fourth Issuer Note.

      EXCHANGE DATE means a day specified in the notice requiring exchange falling not more than 60 days after that on which such notice is given and on which banks are open for business in the city in which the specified office of the Registrar is located and in the city in which the relevant clearing system is located.

      Upon the cancellation of a part of this Global Fourth Issuer Note in accordance with the Fourth Issuer Trust Deed, the Conditions and the Fourth Issuer Paying Agent and Agent Bank Agreement, the portion of the principal amount hereof so exchanged or so purchased and cancelled shall be endorsed by or on behalf of the Registrar on behalf of the Fourth Issuer on Part II of the Schedule hereto, whereupon the principal amount hereof shall be increased or, as the case may be, reduced for all purposes by the amount so exchanged or so purchased and cancelled and endorsed. Upon the exchange of the whole of this Global Fourth Issuer Note for Definitive Fourth Issuer Notes this Global Fourth Issuer Note shall be surrendered to or to the order of the Registrar and cancelled and, if the holder of this Global Fourth Issuer Note requests, returned to it together with any relevant Definitive Fourth Issuer Notes.

3.    PAYMENTS

      Until the entire principal amount of this Global Fourth Issuer Note has been extinguished, this Global Fourth Issuer Note shall be entitled to the benefit of and be bound by the Conditions, the Fourth Issuer Trust Deed and the Fourth Issuer Deed of Charge. Payments of principal and interest in respect of Fourth Issuer Notes represented by this Global Fourth Issuer Note will be made in accordance with the Conditions. Upon any payment of principal or interest on this Global Fourth Issuer Note the amount so paid shall be endorsed by or on behalf of the Registrar on behalf of the Fourth Issuer on Part II of the Schedule hereto.

      Upon any payment of principal and endorsement of such payment on Part II of the Schedule hereto, the principal amount of this Global Fourth Issuer Note shall be reduced for all purposes by the principal amount so paid and endorsed.

      All payments of any amounts payable and paid to the registered holder of this Global Fourth Issuer Note shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

4.    EUROCLEAR AND CLEARSTREAM, LUXEMBOURG

      References herein to Euroclear and/or Clearstream, Luxembourg shall be deemed to include references to any other clearing system approved by the Note Trustee.

5.    AUTHENTICATION

      This Global Fourth Issuer Note shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Registrar.

6.    GOVERNING LAW

      This Global Fourth Issuer Note is governed by, and shall be construed in accordance with, the laws of England and the Fourth Issuer has in the Fourth Issuer Trust Deed submitted to the non exclusive jurisdiction of the courts of England for all purposes in connection with the Fourth Issuer Global Note.

7.    CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

      No rights are conferred on any person under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this temporary Global Note, but this does not affect any right or remedy of any person which exists or is available apart from that Act.

IN WITNESS WHEREOF the Fourth Issuer has caused this Global Fourth Issuer Note to be signed manually or in facsimile by a person duly authorised on its behalf.

PERMANENT FINANCING (NO. 4) PLC

By:.............................
     (Duly authorised)

Issued in London, England on [{circle}], 2004.

CERTIFICATE OF AUTHENTICATION

This Global Fourth Issuer Note is duly authenticated without recourse, warranty or liability.


.................................
Duly authorised
for and on behalf of
CITIBANK, N.A.
as Registrar

                                 THE SCHEDULE

                                    PART II

                      PAYMENTS OF PRINCIPAL AND INTEREST

The following payments on this Global Fourth Issuer Note have been made:

                                                                 REMAINING
                                                              PRINCIPAL AMOUNT
                                                               OF THIS GLOBAL
                                                               FOURTH ISSUER      NOTATION MADE ON
                                                              NOTE FOLLOWING       BEHALF OF THE
   DATE MADE           INTEREST PAID      PRINCIPAL PAID       SUCH PAYMENT        FOURTH ISSUER
                            E                   E                   E
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________


                                    PART II

                                  EXCHANGES,

                          PURCHASES AND CANCELLATIONS

The following exchanges for Definitive Fourth Issuer Notes and purchases and cancellations of a part of this Global Fourth Issuer Note have been made:

                                                                 AGGREGATE
                    PART OF PRINCIPAL                        PRINCIPAL AMOUNT
                     AMOUNT EXCHANGED                         FOLLOWING SUCH
                     FOR DEFINITIVE      PART OF PRINCIPAL      EXCHANGE OR      NOTATION MADE ON
                      FOURTH ISSUER      AMOUNT PURCHASED      PURCHASE AND       BEHALF OF THE
   DATE MADE              NOTES           AND CANCELLED        CANCELLATION       FOURTH ISSUER
                            E                   E                   E
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________


                                    PART K

                  SERIES 4 CLASS A2 GLOBAL FOURTH ISSUER NOTE

THIS FOURTH ISSUER NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE SECURITIES ACT) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND, AS A MATTER OF U.S. LAW, PRIOR TO
THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE CLOSING DATE AND THE COMMENCEMENT OF THE OFFERING OF THE FOURTH ISSUER NOTES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

                        PERMANENT FINANCING (NO. 4) PLC

(Incorporated with limited liability in England with registered number 4988201)

                  SERIES 4 CLASS A2 GLOBAL FOURTH ISSUER NOTE
                              representing up to

  [GBP]600,000,000 SERIES 4 CLASS A2 ASSET BACKED FLOATING RATE FOURTH ISSUER
                              NOTES DUE JUNE 2042

This Series 4 Class A2 Global Fourth Issuer Note is issued without principal or interest coupons in respect of a duly authorised issue of Series 4 Class A2 Fourth Issuer Notes of PERMANENT FINANCING (NO. 4) PLC (the FOURTH ISSUER), designated as specified in the title hereof (the FOURTH ISSUER NOTES), limited to the aggregate principal amount of up to six hundred million pounds sterling ({pound-sterling}600,000,000) and constituted by a Fourth Issuer Trust Deed dated [{circle}], 2004 (the FOURTH ISSUER TRUST DEED) between the Fourth Issuer and THE BANK OF NEW YORK, as trustee (the trustee for the time being thereof being herein called the NOTE TRUSTEE). References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in Schedule 3 to the Fourth Issuer Trust Deed. Terms used but not defined herein have the meanings ascribed to them in the amended and restated master definitions and construction schedule signed by the parties to the Transaction Documents and dated [{circle}], 2004 (the MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) and the fourth issuer master definitions and construction schedule, dated [{circle}], 2004 and signed for the purposes of identification by Allen & Overy and Sidley Austin Brown & Wood (the FOURTH ISSUER MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) (each as may be amended and/or restated from time to time), and the Fourth Issuer Trust Deed and this Fourth Issuer Global Note shall be construed in accordance with the interpretation provisions set out in Clause 2 of the Fourth Issuer Master Definitions and Construction Schedule. The aggregate principal amount from time to time of this Global Fourth Issuer Note shall be that amount not exceeding {pound-sterling}600,000,000 as shall be shown by the latest entry duly made in the Schedule hereto.

This is to certify that:

    Citivic Nominees Limited as nominee on behalf of the Common Depositary is/are the duly registered holder(s) of one of the Series 4 Class A2 Global Fourth Issuer Notes. This Global Fourth Issuer Note is evidence of entitlement only. Title to the Global Fourth Issuer Notes passes only on due registration in the Register and only the registered holder is entitled to payment in respect of this Global Fourth Issuer Note.

1.    PROMISE TO PAY

      Subject as provided in this Global Fourth Issuer Note the Fourth Issuer promises to pay to the registered holder hereof the principal amount of this Global Fourth Issuer Note (being at the date hereof six hundred million pounds sterling ({pound-sterling}600,000,000) on the Interest
      Payment Date falling in June 2042 (or on such earlier date as the said principal amount may become repayable in accordance with the Conditions or the Fourth Issuer Trust Deed) and to pay interest quarterly, as the case may be, in arrear on each Interest Payment Date on the principal amount from time to time of this Global Fourth Issuer Note at the rates determined in accordance with Conditions together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fourth Issuer Trust Deed.

2.    EXCHANGE FOR DEFINITIVE FOURTH ISSUER NOTES AND PURCHASES

      This Global Fourth Issuer Note will be exchangeable (free of charge to the holder) for Definitive Fourth Issuer Notes only if (i) both Euroclear Bank S.A./N.V., as operator of the Euroclear System (EUROCLEAR) and Clearstream Banking, soci{e'}t{e'} anonyme (CLEARSTREAM, LUXEMBOURG) are closed for business for a continuous period of 14 days (other than by reason of holiday, statutory or otherwise) or announce an intention permanently to cease business or do so and no alternative clearing system satisfactory to the Note Trustee is then available, or (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Fourth Issuer Closing Date, the Fourth Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Fourth Issuer Notes which would not be required were the relevant Fourth Issuer Notes in definitive registered form. Thereupon the holder of this Global Fourth Issuer Note (acting on the instructions of (a) holder(s) of (a) Book-Entry Interest(s) (as defined in Section 3 hereof)) may give notice to the Fourth Issuer, and the Fourth Issuer may give notice to the Note Trustee and the Noteholders, of its intention to exchange this Global Fourth Issuer Note for Definitive Fourth Issuer Notes on or after the Exchange Date (as defined below).

      On or after the Exchange Date, the holder of this Global Fourth Issuer Note shall surrender this Global Fourth Issuer Note to or to the order of the Registrar. In exchange for this Global Fourth Issuer Note the Fourth Issuer will deliver, or procure the delivery of, Definitive Fourth Issuer Notes in registered form in denominations of [GBP]1,000 or [GBP]10,000 each, or any integral multiple thereof, or in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders, in exchange for the whole of this Global Fourth Issuer Note.

      EXCHANGE DATE means a day specified in the notice requiring exchange falling not more than 60 days after that on which such notice is given and on which banks are open for business in the city in which the specified office of the Registrar is located and in the city in which the relevant clearing system is located.

      Upon the cancellation of a part of this Global Fourth Issuer Note in accordance with the Fourth Issuer Trust Deed, the Conditions and the Fourth Issuer Paying Agent and Agent Bank Agreement, the portion of the principal amount hereof so exchanged or so purchased and cancelled shall be endorsed by or on behalf of the Registrar on behalf of the Fourth Issuer on Part II of the Schedule hereto, whereupon the principal amount hereof shall be increased or, as the case may be, reduced for all purposes by the amount so exchanged or so purchased and cancelled and endorsed. Upon the exchange of the whole of this Global Fourth Issuer Note for Definitive Fourth Issuer Notes this Global Fourth Issuer Note shall be surrendered to or to the order of the Registrar and cancelled and, if the holder of this Global Fourth Issuer Note requests, returned to it together with any relevant Definitive Fourth Issuer Notes.

3.    PAYMENTS

      Until the entire principal amount of this Global Fourth Issuer Note has been extinguished, this Global Fourth Issuer Note shall be entitled to the benefit of and be bound by the Conditions, the Fourth Issuer Trust Deed and the Fourth Issuer Deed of Charge. Payments of principal and interest in respect of Fourth Issuer Notes represented by this Global Fourth Issuer Note will be made in accordance with the Conditions. Upon any payment of principal or interest on this Global Fourth Issuer Note the amount so paid shall be endorsed by or on behalf of the Registrar on behalf of the Fourth Issuer on Part II of the Schedule hereto.

      Upon any payment of principal and endorsement of such payment on Part Ii of the Schedule hereto, the principal amount of this Global Fourth Issuer Note shall be reduced for all purposes by the principal amount so paid and endorsed.

      All payments of any amounts payable and paid to the registered holder of this Global Fourth Issuer Note shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

4.    EUROCLEAR AND CLEARSTREAM, LUXEMBOURG

      References herein to Euroclear and/or Clearstream, Luxembourg shall be deemed to include references to any other clearing system approved by the Note Trustee.

5.    AUTHENTICATION

      This Global Fourth Issuer Note shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Registrar.

6.    GOVERNING LAW

      This Global Fourth Issuer Note is governed by, and shall be construed in accordance with, the laws of England and the Fourth Issuer has in the Fourth Issuer Trust Deed submitted to the non exclusive jurisdiction of the courts of England for all purposes in connection with the Fourth Issuer Global Note.

7.    CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

      No rights are conferred on any person under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this temporary Global Note, but this does not affect any right or remedy of any person which exists or is available apart from that Act.

IN WITNESS WHEREOF the Fourth Issuer has caused this Global Fourth Issuer Note to be signed manually or in facsimile by a person duly authorised on its behalf.

PERMANENT FINANCING (NO. 4) PLC

By:.............................
     (Duly authorised)

Issued in London, England on [{circle}], 2004.

CERTIFICATE OF AUTHENTICATION

This Global Fourth Issuer Note is duly authenticated without recourse, warranty or liability.


.................................
Duly authorised
for and on behalf of
CITIBANK, N.A.
as Registrar

                                 THE SCHEDULE

                                    PART III

                      PAYMENTS OF PRINCIPAL AND INTEREST

The following payments on this Global Fourth Issuer Note have been made:

                                                                 REMAINING
                                                              PRINCIPAL AMOUNT
                                                               OF THIS GLOBAL
                                                               FOURTH ISSUER      NOTATION MADE ON
                                                              NOTE FOLLOWING       BEHALF OF THE
   DATE MADE           INTEREST PAID      PRINCIPAL PAID       SUCH PAYMENT        FOURTH ISSUER
                          [GBP]               [GBP]               [GBP]
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________


                                    PART II

                                  EXCHANGES,

                          PURCHASES AND CANCELLATIONS

The following exchanges for Definitive Fourth Issuer Notes and purchases and cancellations of a part of this Global Fourth Issuer Note have been made:

                                                                 AGGREGATE
                    PART OF PRINCIPAL                        PRINCIPAL AMOUNT
                     AMOUNT EXCHANGED                         FOLLOWING SUCH
                     FOR DEFINITIVE      PART OF PRINCIPAL      EXCHANGE OR      NOTATION MADE ON
                      FOURTH ISSUER      AMOUNT PURCHASED      PURCHASE AND       BEHALF OF THE
   DATE MADE              NOTES           AND CANCELLED        CANCELLATION       FOURTH ISSUER
                          [GBP]               [GBP]               [GBP]
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________


                                    PART L

                  SERIES 4 CLASS B GLOBAL FOURTH ISSUER NOTE

THIS FOURTH ISSUER NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE SECURITIES ACT) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND, AS A MATTER OF U.S. LAW, PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE CLOSING DATE AND THE COMMENCEMENT OF THE OFFERING OF THE FOURTH ISSUER NOTES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

                        PERMANENT FINANCING (NO. 4) PLC

(Incorporated with limited liability in England with registered number 4988201)

                  SERIES 4 CLASS B GLOBAL FOURTH ISSUER NOTE
                              representing up to

E65,000,000 SERIES 4 CLASS B ASSET BACKED FLOATING RATE FOURTH ISSUER NOTES DUE
                                   JUNE 2042

This Series 4 Class B Global Fourth Issuer Note is issued without principal or interest coupons in respect of a duly authorised issue of Series 4 Class B Fourth Issuer Notes of PERMANENT FINANCING (NO. 4) PLC (the FOURTH ISSUER), designated as specified in the title hereof (the FOURTH ISSUER NOTES), limited
to  the  aggregate  principal  amount  of  up  to  sixty  five   million   euro
(e65,000,000) and constituted by a Fourth Issuer Trust Deed dated [{circle}], 2004 (the FOURTH ISSUER TRUST DEED) between the Fourth Issuer and THE BANK OF NEW YORK, as trustee (the trustee for the time being thereof being herein
called  the  NOTE  TRUSTEE).   References  herein to the Conditions (or to  any
particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in Schedule 3 to the Fourth Issuer Trust Deed. Terms used but not defined herein have the meanings ascribed to them in the amended and restated master definitions and construction schedule signed by the parties to the Transaction Documents and dated [{circle}], 2004 (the MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) and the fourth issuer master definitions and construction schedule, dated [{circle}], 2004 and signed for the purposes of identification by Allen & Overy and Sidley Austin Brown & Wood (the FOURTH ISSUER MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) (each as may be amended and/or restated from time to time), and the Fourth Issuer Trust Deed and this Fourth Issuer Global Note shall be construed in accordance with the interpretation provisions set out in Clause 2 of the Fourth Issuer Master Definitions and Construction Schedule. The aggregate principal amount from time to time of this Global Fourth Issuer Note shall be that amount not exceeding e65,000,000 as shall be shown by the latest entry duly made in the Schedule hereto.

This is to certify that:

    Citivic Nominees Limited as nominee on behalf of the Common Depositary is/are the duly registered holder(s) of one Series 4 Class B Global Fourth Issuer Notes. This Global Fourth Issuer Note is evidence of entitlement only. Title to the Global Fourth Issuer Notes passes only on due registration in the Register and only the registered holder is entitled to payment in respect of this Global Fourth Issuer Note.

1.    PROMISE TO PAY

      Subject as provided in this Global Fourth Issuer Note the Fourth Issuer promises to pay to the registered holder hereof the principal amount of this Global Fourth Issuer Note (being at the date hereof sixty five million euro (e65,000,000) on the Interest Payment Date falling in June 2042 (or on such earlier date as the said principal amount may become repayable in accordance with the Conditions or the Fourth Issuer Trust
      Deed) and to pay interest quarterly in arrear on each Interest Payment Date on the principal amount from time to time of this Global Fourth Issuer Note at the rates determined in accordance with Conditions together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fourth Issuer Trust Deed.

2.    EXCHANGE FOR DEFINITIVE FOURTH ISSUER NOTES AND PURCHASES

      This Global Fourth Issuer Note will be exchangeable (free of charge to the holder) for Definitive Fourth Issuer Notes only if (i) both Euroclear Bank S.A./N.V., as operator of the Euroclear System (EUROCLEAR) and Clearstream Banking, soci{e'}t{e'} anonyme (CLEARSTREAM, LUXEMBOURG) are closed for business for a continuous period of 14 days (other than by reason of holiday, statutory or otherwise) or announce an intention permanently to cease business or do so and no alternative clearing system satisfactory to the Note Trustee is then available, or (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Fourth Issuer Closing Date, the Fourth Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Fourth Issuer Notes which would not be required were the relevant Fourth Issuer Notes in definitive registered form. Thereupon the holder of this Global Fourth Issuer Note (acting on the instructions of (a) holder(s) of (a) Book-Entry Interest(s) (as defined in Section 3 hereof)) may give notice to the Fourth Issuer, and the Fourth Issuer may give notice to the Note Trustee and the Noteholders, of its intention to exchange this Global Fourth Issuer Note for Definitive Fourth Issuer Notes on or after the Exchange Date (as defined below).

      On or after the Exchange Date, the holder of this Global Fourth Issuer Note shall surrender this Global Fourth Issuer Note to or to the order of the Registrar. In exchange for this Global Fourth Issuer Note the Fourth Issuer will deliver, or procure the delivery of, Definitive Fourth Issuer Notes in registered form in denominations of e500,000 each, or any integral multiple thereof, or in such other denominations (which must be higher than e500,000) as the Note Trustee shall determine and notify to the relevant Noteholders, in exchange for the whole of this Global Fourth Issuer Note.

      EXCHANGE DATE means a day specified in the notice requiring exchange falling not more than 60 days after that on which such notice is given and on which banks are open for business in the city in which the specified office of the Registrar is located and in the city in which the relevant clearing system is located.

      Upon the cancellation of a part of this Global Fourth Issuer Note in accordance with the Fourth Issuer Trust Deed, the Conditions and the Fourth Issuer Paying Agent and Agent Bank Agreement, the portion of the principal amount hereof so exchanged or so purchased and cancelled shall be endorsed by or on behalf of the Registrar on behalf of the Fourth Issuer on Part II of the Schedule hereto, whereupon the principal amount hereof shall be increased or, as the case may be, reduced for all purposes by the amount so exchanged or so purchased and cancelled and endorsed. Upon the exchange of the whole of this Global Fourth Issuer Note for Definitive Fourth Issuer Notes this Global Fourth Issuer Note, shall be surrendered to or to the order of the Registrar and cancelled and, if the holder of this Global Fourth Issuer Note requests, returned to it together with any relevant Definitive Fourth Issuer Notes.

3.    PAYMENTS

      Until the entire principal amount of this Global Fourth Issuer Note has been extinguished, this Global Fourth Issuer Note shall be entitled to the benefit of and be bound by the Conditions, the Fourth Issuer Trust Deed and the Fourth Issuer Deed of Charge. Payments of principal and interest in respect of Fourth Issuer Notes represented by this Global Fourth Issuer Note will be made in accordance with the Conditions. Upon any payment of principal or interest on this Global Fourth Issuer Note the amount so paid shall be endorsed by or on behalf of the Registrar on behalf of the Fourth Issuer on Part IV of the Schedule hereto.

      Upon any payment of principal and endorsement of such payment on Part IV of the Schedule hereto, the principal amount of this Global Fourth Issuer Note shall be reduced for all purposes by the principal amount so paid and endorsed.

      All payments of any amounts payable and paid to the registered holder of this Global Fourth Issuer Note shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

4.    EUROCLEAR AND CLEARSTREAM, LUXEMBOURG

      References herein to Euroclear and/or Clearstream, Luxembourg shall be deemed to include references to any other clearing system approved by the Note Trustee.

5.    AUTHENTICATION

      This Global Fourth Issuer Note shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Registrar.

6.    GOVERNING LAW

      This Global Fourth Issuer Note is governed by, and shall be construed in accordance with, the laws of England and the Fourth Issuer has in the Fourth Issuer Trust Deed submitted to the non exclusive jurisdiction of the courts of England for all purposes in connection with the Fourth Issuer Global Note.

7.    CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

      No rights are conferred on any person under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this temporary Global Note, but this does not affect any right or remedy of any person which exists or is available apart from that Act.

IN WITNESS WHEREOF the Fourth Issuer has caused this Global Fourth Issuer Note to be signed manually or in facsimile by a person duly authorised on its behalf.

PERMANENT FINANCING (NO. 4) PLC

By:.............................
     (Duly authorised)

Issued in London, England on [{circle}], 2004.

CERTIFICATE OF AUTHENTICATION

This Global Fourth Issuer Note is duly authenticated without recourse, warranty or liability.


.................................
Duly authorised
for and on behalf of
CITIBANK, N.A.
as Registrar

                                  THE SCHEDULE

                                     PART IV

                       PAYMENTS OF PRINCIPAL AND INTEREST

The following payments on this Global Fourth Issuer Note have been made:

                                                               REMAINING
                                                            PRINCIPAL AMOUNT
                                                             OF THIS GLOBAL
                                                              FOURTH ISSUER       NOTATION MADE
                                                              NOTE FOLLOWING    ON BEHALF OF THE
    DATE MADE         INTEREST PAID       PRINCIPAL PAID       SUCH PAYMENT       FOURTH ISSUER
                           E                   E                   E
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________


                                    PART II

                                  EXCHANGES,
                          PURCHASES AND CANCELLATIONS

The following exchanges for Definitive Fourth Issuer Notes and purchases and cancellations of a part of this Global Fourth Issuer Note have been made:

                                                                AGGREGATE
                     PART OF PRINCIPAL                       PRINCIPAL AMOUNT
                         AMOUNT           PART OF PRINCIPAL  FOLLOWING SUCH
                      EXCHANGED FOR            AMOUNT          EXCHANGE OR        NOTATION MADE
                     DEFINITIVE FOURTH      PURCHASED AND      PURCHASE AND      ON BEHALF OF THE
   DATE MADE           ISSUER NOTES          CANCELLED        CANCELLATION        FOURTH ISSUER
                            E                   E                  E
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________


                                    PART M

                  SERIES 4 CLASS M GLOBAL FOURTH ISSUER NOTE

THIS FOURTH ISSUER NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE SECURITIES ACT) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND, AS A MATTER OF U.S. LAW, PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE CLOSING DATE AND THE COMMENCEMENT OF THE OFFERING OF THE FOURTH ISSUER NOTES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

                        PERMANENT FINANCING (NO. 4) PLC

(Incorporated with limited liability in England with registered number 4988201)

                  SERIES 4 CLASS M GLOBAL FOURTH ISSUER NOTE
                              representing up to

E68,000,000 SERIES 4 CLASS M ASSET BACKED FLOATING RATE FOURTH ISSUER NOTES DUE
                                   JUNE 2042

This Series 4 Class M Global Fourth Issuer Note is issued without principal or interest coupons in respect of a duly authorised issue of Series 4 Class M Fourth Issuer Notes of PERMANENT FINANCING (NO. 4) PLC (the FOURTH ISSUER), designated as specified in the title hereof (the FOURTH ISSUER NOTES), limited to the aggregate principal amount of up to sixty eight million euro (e68,000,000) and constituted by a Fourth Issuer Trust Deed dated [{circle}], 2004 (the FOURTH ISSUER TRUST DEED) between the Fourth Issuer and THE BANK OF NEW YORK, as trustee (the trustee for the time being thereof being herein called the NOTE TRUSTEE). References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in Schedule 3 to the Fourth Issuer Trust Deed. Terms used but not defined herein have the meanings ascribed to them in the amended and restated master definitions and construction schedule signed by the parties to the Transaction Documents and dated [{circle}], 2004 (the MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) and the fourth issuer master definitions and construction schedule, dated 25th November and signed for the purposes of identification by Allen & Overy and Sidley Austin Brown & Wood (the FOURTH ISSUER MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) (each as may be amended and/or restated from time to time), and the Fourth Issuer Trust Deed and this
Fourth Issuer Global Note shall be construed in accordance with the interpretation provisions set out in Clause 2 of the Fourth Issuer Master Definitions and Construction Schedule. The aggregate principal amount from time to time of this Global Fourth Issuer Note shall be that amount not exceeding e68,000,000 as shall be shown by the latest entry duly made in the Schedule hereto. This is to certify that:

    Citivic Nominees Limited as nominee on behalf of the Common Depositary is/are the duly registered holder(s) of one of the Series 4 Class M Global Fourth Issuer Notes. This Global Fourth Issuer Note is evidence of entitlement only. Title to the Global Fourth Issuer Notes passes only on due registration in the Register and only the registered holder is entitled to payment in respect of this Global Fourth Issuer Note.

1.    PROMISE TO PAY

      Subject as provided in this Global Fourth Issuer Note the Fourth Issuer promises to pay to the registered holder hereof the principal amount of this Global Fourth Issuer Note (being at the date hereof sixty eight million euro (E68,000,000) on the Interest Payment Date falling in June 2042 (or on such earlier date as the said principal amount may become repayable in accordance with the Conditions or the Fourth Issuer Trust
      Deed) and to pay interest quarterly in arrear on each Interest Payment Date on the principal amount from time to time of this Global Fourth Issuer Note at the rates determined in accordance with Conditions together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fourth Issuer Trust Deed.

2.    EXCHANGE FOR DEFINITIVE FOURTH ISSUER NOTES AND PURCHASES

      This Global Fourth Issuer Note will be exchangeable (free of charge to the holder) for Definitive Fourth Issuer Notes only if (i) both Euroclear Bank S.A./N.V., as operator of the Euroclear System (EUROCLEAR) and Clearstream Banking, soci{e'}t{e'} anonyme (CLEARSTREAM, LUXEMBOURG) are closed for business for a continuous period of 14 days (other than by reason of holiday, statutory or otherwise) or announce an intention permanently to cease business or do so and no alternative clearing system satisfactory to the Note Trustee is then available, or (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Fourth Issuer Closing Date, the Fourth Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Fourth Issuer Notes which would not be required were the relevant Fourth Issuer Notes in definitive registered form. Thereupon the holder of this Global Fourth Issuer Note (acting on the instructions of (a) holder(s) of (a) Book-Entry Interest(s) (as defined in Section 3 hereof)) may give notice to the Fourth Issuer, and the Fourth Issuer may give notice to the Note Trustee and the Noteholders, of its intention to exchange this Global Fourth Issuer Note for Definitive Fourth Issuer Notes on or after the Exchange Date (as defined below).

      On or after the Exchange Date, the holder of this Global Fourth Issuer Note shall surrender this Global Fourth Issuer Note to or to the order of the Registrar. In exchange for this Global Fourth Issuer Note the Fourth Issuer will deliver, or procure the delivery of, Definitive Fourth Issuer Notes in registered form in denominations of E500,000 each, or any integral multiple thereof, or in such other denominations (which must be higher than E500,000) as the Note Trustee shall determine and notify to the relevant Noteholders, in exchange for the whole of this Global Fourth Issuer Note.

      EXCHANGE DATE means a day specified in the notice requiring exchange falling not more than 60 days after that on which such notice is given and on which banks are open for business in the city in which the specified office of the Registrar is located and in the city in which the relevant clearing system is located.

      Upon the cancellation of a part of this Global Fourth Issuer Note in accordance with the Fourth Issuer Trust Deed, the Conditions and the Fourth Issuer Paying Agent and Agent Bank Agreement, the portion of the principal amount hereof so exchanged or so purchased and cancelled shall be endorsed by or on behalf of the Registrar on behalf of the Fourth Issuer on Part II of the Schedule hereto, whereupon the principal amount hereof shall be increased or, as the case may be, reduced for all purposes by the amount so exchanged or so purchased and cancelled and
      endorsed.   Upon  the  exchange of the whole of this Global Fourth Issuer
      Note for Definitive Fourth Issuer Notes this Global Fourth Issuer Note, shall be surrendered to or to the order of the Registrar and cancelled and, if the holder of this Global Fourth Issuer Note requests, returned to it together with any relevant Definitive Fourth Issuer Notes.

3.    PAYMENTS

      Until the entire principal amount of this Global Fourth Issuer Note has been extinguished, this Global Fourth Issuer Note shall be entitled to the benefit of and be bound by the Conditions, the Fourth Issuer Trust Deed and the Fourth Issuer Deed of Charge. Payments of principal and interest in respect of Fourth Issuer Notes represented by this Global Fourth Issuer Note will be made in accordance with the Conditions. Upon any payment of principal or interest on this Global Fourth Issuer Note the amount so paid shall be endorsed by or on behalf of the Registrar on behalf of the Fourth Issuer on Part II of the Schedule hereto.

      Upon any payment of principal and endorsement of such payment on Part Ii of the Schedule hereto, the principal amount of this Global Fourth Issuer Note shall be reduced for all purposes by the principal amount so paid and endorsed.

      All payments of any amounts payable and paid to the registered holder of this Global Fourth Issuer Note shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

4.    EUROCLEAR AND CLEARSTREAM, LUXEMBOURG

      References herein to Euroclear and/or Clearstream, Luxembourg shall be deemed to include references to any other clearing system approved by the Note Trustee.

5.    AUTHENTICATION

      This Global Fourth Issuer Note shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Registrar.

6.    GOVERNING LAW

      This Global Fourth Issuer Note is governed by, and shall be construed in accordance with, the laws of England and the Fourth Issuer has in the Fourth Issuer Trust Deed submitted to the non exclusive jurisdiction of the courts of England for all purposes in connection with the Fourth Issuer Global Note.

7.    CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

      No rights are conferred on any person under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this temporary Global Note, but this does not affect any right or remedy of any person which exists or is available apart from that Act.

IN WITNESS WHEREOF the Fourth Issuer has caused this Global Fourth Issuer Note to be signed manually or in facsimile by a person duly authorised on its behalf.

PERMANENT FINANCING (NO. 4) PLC

By:.............................
     (Duly authorised)

Issued in London, England on [{circle}], 2004.

CERTIFICATE OF AUTHENTICATION

This Global Fourth Issuer Note is duly authenticated without recourse, warranty or liability.


.................................
Duly authorised
for and on behalf of
CITIBANK, N.A.
as Registrar

                                 THE SCHEDULE

                                    PART I

                      PAYMENTS OF PRINCIPAL AND INTEREST

The following payments on this Global Fourth Issuer Note have been made:

                                                               REMAINING
                                                            PRINCIPAL AMOUNT
                                                             OF THIS GLOBAL
                                                              FOURTH ISSUER       NOTATION MADE
                                                              NOTE FOLLOWING    ON BEHALF OF THE
    DATE MADE         INTEREST PAID       PRINCIPAL PAID       SUCH PAYMENT       FOURTH ISSUER
                            E                  E                   E
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________


                                    PART II

                                  EXCHANGES,

                          PURCHASES AND CANCELLATIONS

The following exchanges for Definitive Fourth Issuer Notes and purchases and cancellations of a part of this Global Fourth Issuer Note have been made:

                                                                AGGREGATE
                     PART OF PRINCIPAL                       PRINCIPAL AMOUNT
                         AMOUNT           PART OF PRINCIPAL  FOLLOWING SUCH
                      EXCHANGED FOR            AMOUNT          EXCHANGE OR        NOTATION MADE
                     DEFINITIVE FOURTH     PURCHASED AND       PURCHASE AND     ON BEHALF OF THE
   DATE MADE           ISSUER NOTES          CANCELLED        CANCELLATION        FOURTH ISSUER
                            E                   E                  E
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________


                                    PART M

                  SERIES 4 CLASS C GLOBAL FOURTH ISSUER NOTE

THIS FOURTH ISSUER NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE SECURITIES ACT) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND, AS A MATTER OF U.S. LAW, PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE CLOSING DATE AND THE COMMENCEMENT OF THE OFFERING OF THE FOURTH ISSUER NOTES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

                        PERMANENT FINANCING (NO. 4) PLC

(Incorporated with limited liability in England with registered number 4988201)

                  SERIES 4 CLASS C GLOBAL FOURTH ISSUER NOTE
                              representing up to

E[{circle}] SERIES 4 CLASS C ASSET BACKED FLOATING RATE FOURTH ISSUER NOTES DUE
                                   JUNE 2042

This Series 4 Class C Global Fourth Issuer Note is issued without principal or interest coupons in respect of a duly authorised issue of Series 4 Class C Fourth Issuer Notes of PERMANENT FINANCING (NO. 4) PLC (the FOURTH ISSUER), designated as specified in the title hereof (the FOURTH ISSUER NOTES), limited to the aggregate principal amount of up to [{circle}] euro (e[{circle}]) and constituted by a Fourth Issuer Trust Deed dated [{circle}], 2004 (the FOURTH ISSUER TRUST DEED) between the Fourth Issuer and THE BANK OF NEW YORK, as trustee (the trustee for the time being thereof being herein called the NOTE TRUSTEE). References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in Schedule 3 to the Fourth Issuer Trust Deed. Terms used but not defined herein have the meanings ascribed to them in the amended and restated master definitions and construction schedule signed by the parties to the Transaction Documents and dated [{circle}], 2004 (the MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) and the fourth issuer master definitions and construction schedule, dated 25th November and signed for the purposes of identification by Allen & Overy and Sidley Austin Brown & Wood (the FOURTH ISSUER MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) (each as may be amended and/or restated from time to time), and the Fourth Issuer Trust Deed and this Fourth Issuer Global Note shall be construed in accordance with the interpretation provisions set out in Clause 2 of the Fourth Issuer Master Definitions and Construction Schedule. The aggregate principal amount from time to time of this Global Fourth Issuer Note shall be that amount not exceeding E[{circle}] as shall be shown by the latest entry duly made in the Schedule hereto.

This is to certify that:

    Citivic Nominees Limited as nominee on behalf of the Common Depositary is/are the duly registered holder(s) of one of the Series 4 Class C Global Fourth Issuer Notes. This Global Fourth Issuer Note is evidence of entitlement only. Title to the Global Fourth Issuer Notes passes only on due registration in the Register and only the registered holder is entitled to payment in respect of this Global Fourth Issuer Note.

1.    PROMISE TO PAY

      Subject as provided in this Global Fourth Issuer Note the Fourth Issuer promises to pay to the registered holder hereof the principal amount of this Global Fourth Issuer Note (being at the date hereof [{circle}] euro (e[{circle}]) on the Interest Payment Date falling in June 2042 (or on such earlier date as the said principal amount may become repayable in accordance with the Conditions or the Fourth Issuer Trust Deed) and to pay interest quarterly in arrear on each Interest Payment Date on the principal amount from time to time of this Global Fourth Issuer Note at the rates determined in accordance with Conditions together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fourth Issuer Trust Deed.

2.    EXCHANGE FOR DEFINITIVE FOURTH ISSUER NOTES AND PURCHASES

      This Global Fourth Issuer Note will be exchangeable (free of charge to the holder) for Definitive Fourth Issuer Notes only if (i) both Euroclear Bank S.A./N.V., as operator of the Euroclear System (EUROCLEAR) and Clearstream Banking, soci{e'}t{e'} anonyme (CLEARSTREAM, LUXEMBOURG) are closed for business for a continuous period of 14 days (other than by reason of holiday, statutory or otherwise) or announce an intention permanently to cease business or do so and no alternative clearing system satisfactory to the Note Trustee is then available, or (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Fourth Issuer Closing Date, the Fourth Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Fourth Issuer Notes which would not be required were the relevant Fourth Issuer Notes in definitive registered form. Thereupon the holder of this Global Fourth Issuer Note (acting on the instructions of (a) holder(s) of (a) Book-Entry Interest(s) (as defined in Section 3 hereof)) may give notice to the Fourth Issuer, and the Fourth Issuer may give notice to the Note Trustee and the Noteholders, of its intention to exchange this Global Fourth Issuer Note for Definitive Fourth Issuer Notes on or after the Exchange Date (as defined below).

      On or after the Exchange Date, the holder of this Global Fourth Issuer Note shall surrender this Global Fourth Issuer Note to or to the order of the Registrar. In exchange for this Global Fourth Issuer Note the Fourth Issuer will deliver, or procure the delivery of, Definitive Fourth Issuer Notes in registered form in denominations of e500,000 each, or any integral multiple thereof, or in such other denominations (which must be higher than e500,000) as the Note Trustee shall determine and notify to the relevant Noteholders, in exchange for the whole of this Global Fourth Issuer Note.

      EXCHANGE DATE means a day specified in the notice requiring exchange falling not more than 60 days after that on which such notice is given and on which banks are open for business in the city in which the specified office of the Registrar is located and in the city in which the relevant clearing system is located.

      Upon the cancellation of a part of this Global Fourth Issuer Note in accordance with the Fourth Issuer Trust Deed, the Conditions and the Fourth Issuer Paying Agent and Agent Bank Agreement, the portion of the principal amount hereof so exchanged or so purchased and cancelled shall be endorsed by or on behalf of the Registrar on behalf of the Fourth Issuer on Part II of the Schedule hereto, whereupon the principal amount hereof shall be increased or, as the case may be, reduced for all purposes by the amount so exchanged or so purchased and cancelled and endorsed. Upon the exchange of the whole of this Global Fourth Issuer Note for Definitive Fourth Issuer Notes this Global Fourth Issuer Note, shall be surrendered to or to the order of the Registrar and cancelled and, if the holder of this Global Fourth Issuer Note requests, returned to it together with any relevant Definitive Fourth Issuer Notes.

3.    PAYMENTS

      Until the entire principal amount of this Global Fourth Issuer Note has been extinguished, this Global Fourth Issuer Note shall be entitled to the benefit of and be bound by the Conditions, the Fourth Issuer Trust Deed and the Fourth Issuer Deed of Charge. Payments of principal and interest in respect of Fourth Issuer Notes represented by this Global Fourth Issuer Note will be made in accordance with the Conditions. Upon any payment of principal or interest on this Global Fourth Issuer Note the amount so paid shall be endorsed by or on behalf of the Registrar on behalf of the Fourth Issuer on Part II of the Schedule hereto.

      Upon any payment of principal and endorsement of such payment on Part II of the Schedule hereto, the principal amount of this Global Fourth Issuer Note shall be reduced for all purposes by the principal amount so paid and endorsed.

      All payments of any amounts payable and paid to the registered holder of this Global Fourth Issuer Note shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

4.    EUROCLEAR AND CLEARSTREAM, LUXEMBOURG

      References herein to Euroclear and/or Clearstream, Luxembourg shall be deemed to include references to any other clearing system approved by the Note Trustee.

5.    AUTHENTICATION

      This Global Fourth Issuer Note shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Registrar.

6.    GOVERNING LAW

      This Global Fourth Issuer Note is governed by, and shall be construed in accordance with, the laws of England and the Fourth Issuer has in the Fourth Issuer Trust Deed submitted to the non exclusive jurisdiction of the courts of England for all purposes in connection with the Fourth Issuer Global Note.

7.    CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

      No rights are conferred on any person under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this temporary Global Note, but this does not affect any right or remedy of any person which exists or is available apart from that Act.

IN WITNESS WHEREOF the Fourth Issuer has caused this Global Fourth Issuer Note to be signed manually or in facsimile by a person duly authorised on its behalf.

PERMANENT FINANCING (NO. 4) PLC

By:.............................
     (Duly authorised)

Issued in London, England on [{circle}], 2004.

CERTIFICATE OF AUTHENTICATION

This Global Fourth Issuer Note is duly authenticated without recourse, warranty or liability.


.................................
Duly authorised
for and on behalf of
CITIBANK, N.A.
as Registrar

                                 THE SCHEDULE

                                    PART II

                      PAYMENTS OF PRINCIPAL AND INTEREST

The following payments on this Global Fourth Issuer Note have been made:

                                                               REMAINING
                                                            PRINCIPAL AMOUNT
                                                             OF THIS GLOBAL
                                                              FOURTH ISSUER       NOTATION MADE
                                                              NOTE FOLLOWING    ON BEHALF OF THE
    DATE MADE         INTEREST PAID       PRINCIPAL PAID       SUCH PAYMENT       FOURTH ISSUER
                            E                  E                   E
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________


                                    PART II

                                  EXCHANGES,

                          PURCHASES AND CANCELLATIONS

The following exchanges for Definitive Fourth Issuer Notes and purchases and cancellations of a part of this Global Fourth Issuer Note have been made:

                                                                AGGREGATE
                     PART OF PRINCIPAL                       PRINCIPAL AMOUNT
                         AMOUNT           PART OF PRINCIPAL  FOLLOWING SUCH
                      EXCHANGED FOR            AMOUNT          EXCHANGE OR        NOTATION MADE
                     DEFINITIVE FOURTH     PURCHASED AND       PURCHASE AND     ON BEHALF OF THE
   DATE MADE           ISSUER NOTES          CANCELLED        CANCELLATION        FOURTH ISSUER
                            E                   E                  E
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________

                                    PART N

                  SERIES 5 CLASS A GLOBAL FOURTH ISSUER NOTE

THIS FOURTH ISSUER NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE SECURITIES ACT) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND, AS A MATTER OF U.S. LAW, PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE CLOSING DATE AND THE COMMENCEMENT OF THE OFFERING OF THE FOURTH ISSUER NOTES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

                        PERMANENT FINANCING (NO. 4) PLC

(Incorporated with limited liability in England with registered number 4988201)

                  SERIES 5 CLASS A GLOBAL FOURTH ISSUER NOTE
                              representing up to

 E700,000,000 SERIES 5 CLASS A ASSET BACKED FLOATING RATE FOURTH ISSUER NOTES
                                 DUE JUNE 2042

This Series 5 Class A Global Fourth Issuer Note is issued without principal or interest coupons in respect of a duly authorised issue of Series 5 Class A Fourth Issuer Notes of PERMANENT FINANCING (NO. 4) PLC (the FOURTH ISSUER), designated as specified in the title hereof (the FOURTH ISSUER NOTES), limited to the aggregate principal amount of up to seven hundred million euro (e700,000,000) and constituted by a Fourth Issuer Trust Deed dated [{circle}], 2004 (the FOURTH ISSUER TRUST DEED) between the Fourth Issuer and THE BANK OF NEW YORK, as trustee (the trustee for the time being thereof being herein called the NOTE TRUSTEE). References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in Schedule 3 to the Fourth Issuer Trust Deed. Terms used but not defined herein have the meanings ascribed to them in the amended and restated master definitions and construction schedule signed by the parties to the Transaction Documents and dated [{circle}], 2004 (the MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) and the fourth issuer master definitions and construction schedule, dated [{circle}], 2004 and signed for the purposes of identification by Allen & Overy and Sidley Austin Brown & Wood (the FOURTH ISSUER MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) (each as may be amended and/or restated from time to time), and the Fourth Issuer Trust Deed and this
Fourth Issuer Global Note shall be construed in accordance with the interpretation provisions set out in Clause 2 of the Fourth Issuer Master Definitions and Construction Schedule. The aggregate principal amount from time to time of this Global Fourth Issuer Note shall be that amount not exceeding e1,000,000,000 as shall be shown by the latest entry duly made in the Schedule hereto.

This is to certify that:

    Citivic Nominees Limited as nominee on behalf of the Common Depositary is/are the duly registered holder(s) of one of the Series 5 Class A Global Fourth Issuer Notes. This Global Fourth Issuer Note is evidence of entitlement only. Title to the Global Fourth Issuer Notes passes only on due registration in the Register and only the registered holder is entitled to payment in respect of this Global Fourth Issuer Note.

1.    PROMISE TO PAY

      Subject as provided in this Global Fourth Issuer Note the Fourth Issuer promises to pay to the registered holder hereof the principal amount of this Global Fourth Issuer Note (being at the date hereof seven hundred million euro (e700,000,000) on the Interest Payment Date falling in June 2042 (or on such earlier date as the said principal amount may become repayable in accordance with the Conditions or the Fourth Issuer Trust
      Deed) and to pay interest annaually or quarterly, as the case may be, in arrear on each Interest Payment Date on the principal amount from time to time of this Global Fourth Issuer Note at the rates determined in accordance with Conditions together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fourth Issuer Trust Deed.

2.    EXCHANGE FOR DEFINITIVE FOURTH ISSUER NOTES AND PURCHASES

      This Global Fourth Issuer Note will be exchangeable (free of charge to the holder) for Definitive Fourth Issuer Notes only if (i) both Euroclear Bank S.A./N.V., as operator of the Euroclear System (EUROCLEAR) and Clearstream Banking, soci{e'}t{e'} anonyme (CLEARSTREAM, LUXEMBOURG) are closed for business for a continuous period of 14 days (other than by reason of holiday, statutory or otherwise) or announce an intention permanently to cease business or do so and no alternative clearing system satisfactory to the Note Trustee is then available, or (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Fourth Issuer Closing Date, the Fourth Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Fourth Issuer Notes which would not be required were the relevant Fourth Issuer Notes in definitive registered form. Thereupon the holder of this Global Fourth Issuer Note (acting on the instructions of (a) holder(s) of (a) Book-Entry Interest(s) (as defined in Section 3 hereof)) may give notice to the Fourth Issuer, and the Fourth Issuer may give notice to the Note Trustee and the Noteholders, of its intention to exchange this Global Fourth Issuer Note for Definitive Fourth Issuer Notes on or after the Exchange Date (as defined below).

      On or after the Exchange Date, the holder of this Global Fourth Issuer Note shall surrender this Global Fourth Issuer Note to or to the order of the Registrar. In exchange for this Global Fourth Issuer Note the Fourth Issuer will deliver, or procure the delivery of, Definitive Fourth Issuer Notes in registered form in denominations of e500,000 each, or any integral multiple thereof, or in such other denominations (which must be higher than e500,000) as the Note Trustee shall determine and notify to the relevant Noteholders, in exchange for the whole of this Global Fourth Issuer Note.

      EXCHANGE DATE means a day specified in the notice requiring exchange falling not more than 60 days after that on which such notice is given and on which banks are open for business in the city in which the specified office of the Registrar is located and in the city in which the relevant clearing system is located.

      Upon the cancellation of a part of this Global Fourth Issuer Note in accordance with the Fourth Issuer Trust Deed, the Conditions and the Fourth Issuer Paying Agent and Agent Bank Agreement, the portion of the principal amount hereof so exchanged or so purchased and cancelled shall be endorsed by or on behalf of the Registrar on behalf of the Fourth Issuer on Part II of the Schedule hereto, whereupon the principal amount hereof shall be increased or, as the case may be, reduced for all purposes by the amount so exchanged or so purchased and cancelled and endorsed. Upon the exchange of the whole of this Global Fourth Issuer Note for Definitive Fourth Issuer Notes this Global Fourth Issuer Note shall be surrendered to or to the order of the Registrar and cancelled and, if the holder of this Global Fourth Issuer Note requests, returned to it together with any relevant Definitive Fourth Issuer Notes.

3.    PAYMENTS

      Until the entire principal amount of this Global Fourth Issuer Note has been extinguished, this Global Fourth Issuer Note shall be entitled to the benefit of and be bound by the Conditions, the Fourth Issuer Trust Deed and the Fourth Issuer Deed of Charge. Payments of principal and interest in respect of Fourth Issuer Notes represented by this Global Fourth Issuer Note will be made in accordance with the Conditions. Upon any payment of principal or interest on this Global Fourth Issuer Note the amount so paid shall be endorsed by or on behalf of the Registrar on behalf of the Fourth Issuer on Part II of the Schedule hereto.

      Upon any payment of principal and endorsement of such payment on Part II of the Schedule hereto, the principal amount of this Global Fourth Issuer Note shall be reduced for all purposes by the principal amount so paid and endorsed.

      All payments of any amounts payable and paid to the registered holder of this Global Fourth Issuer Note shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

4.    EUROCLEAR AND CLEARSTREAM, LUXEMBOURG

      References herein to Euroclear and/or Clearstream, Luxembourg shall be deemed to include references to any other clearing system approved by the Note Trustee.

5.    AUTHENTICATION

      This Global Fourth Issuer Note shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Registrar.

6.    GOVERNING LAW

      This Global Fourth Issuer Note is governed by, and shall be construed in accordance with, the laws of England and the Fourth Issuer has in the Fourth Issuer Trust Deed submitted to the non exclusive jurisdiction of the courts of England for all purposes in connection with the Fourth Issuer Global Note.

7.    CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

      No rights are conferred on any person under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this temporary Global Note, but this does not affect any right or remedy of any person which exists or is available apart from that Act.

IN WITNESS WHEREOF the Fourth Issuer has caused this Global Fourth Issuer Note to be signed manually or in facsimile by a person duly authorised on its behalf.

PERMANENT FINANCING (NO. 4) PLC

By:.............................
     (Duly authorised)

Issued in London, England on [{circle}], 2004.

CERTIFICATE OF AUTHENTICATION

This Global Fourth Issuer Note is duly authenticated without recourse, warranty or liability.


.................................
Duly authorised
for and on behalf of
CITIBANK, N.A.
as Registrar

                                 THE SCHEDULE

                                   PART IXX

                      PAYMENTS OF PRINCIPAL AND INTEREST

The following payments on this Global Fourth Issuer Note have been made:

                                                               REMAINING
                                                            PRINCIPAL AMOUNT
                                                             OF THIS GLOBAL
                                                              FOURTH ISSUER       NOTATION MADE
                                                              NOTE FOLLOWING    ON BEHALF OF THE
    DATE MADE         INTEREST PAID       PRINCIPAL PAID       SUCH PAYMENT       FOURTH ISSUER
                            E                  E                   E
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________


                                    PART II

                                  EXCHANGES,

                          PURCHASES AND CANCELLATIONS

The following exchanges for Definitive Fourth Issuer Notes and purchases and cancellations of a part of this Global Fourth Issuer Note have been made:

                                                                AGGREGATE
                     PART OF PRINCIPAL                       PRINCIPAL AMOUNT
                         AMOUNT           PART OF PRINCIPAL  FOLLOWING SUCH
                      EXCHANGED FOR            AMOUNT          EXCHANGE OR        NOTATION MADE
                     DEFINITIVE FOURTH     PURCHASED AND      PURCHASE AND      ON BEHALF OF THE
   DATE MADE           ISSUER NOTES          CANCELLED        CANCELLATION        FOURTH ISSUER
                            E                   E                  E
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________

                                    PART O

                  SERIES 5 CLASS B GLOBAL FOURTH ISSUER NOTE

THIS FOURTH ISSUER NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE SECURITIES ACT) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND, AS A MATTER OF U.S. LAW, PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE CLOSING DATE AND THE COMMENCEMENT OF THE OFFERING OF THE FOURTH ISSUER NOTES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

                        PERMANENT FINANCING (NO. 4) PLC

(Incorporated with limited liability in England with registered number 4988201)

                  SERIES 5 CLASS B GLOBAL FOURTH ISSUER NOTE
                              representing up to

E17,000,000 SERIES 5 CLASS B ASSET BACKED FLOATING RATE FOURTH ISSUER NOTES DUE
                                   JUNE 2042

This Series 5 Class B Global Fourth Issuer Note is issued without principal or interest coupons in respect of a duly authorised issue of Series 5 Class B Fourth Issuer Notes of PERMANENT FINANCING (NO. 4) PLC (the FOURTH ISSUER), designated as specified in the title hereof (the FOURTH ISSUER NOTES), limited to the aggregate principal amount of up to seventeen million euro (e17,000,000) and constituted by a Fourth Issuer Trust Deed dated [{circle}], 2004 (the FOURTH ISSUER TRUST DEED) between the Fourth Issuer and THE BANK OF NEW YORK, as trustee (the trustee for the time being thereof being herein called the NOTE TRUSTEE). References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in Schedule 3 to the Fourth Issuer Trust Deed. Terms used but not defined herein have the meanings ascribed to them in the amended and restated master definitions and construction schedule signed by the parties to the Transaction Documents and dated [{circle}], 2004 (the MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) and the fourth issuer master definitions and construction schedule, dated [{circle}], 2004 and signed for the purposes of identification by Allen & Overy and Sidley Austin Brown & Wood (the FOURTH ISSUER MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) (each as may be amended and/or restated from time to time), and the Fourth Issuer Trust Deed and this Fourth Issuer Global Note shall be construed in accordance with the interpretation provisions set out in Clause 2 of the Fourth Issuer Master Definitions and Construction Schedule. The aggregate principal amount from time to time of this Global Fourth Issuer Note shall be that amount not exceeding E17,000,000 as shall be shown by the latest entry duly made in the Schedule hereto.
This is to certify that:

    Citivic Nominees Limited as nominee on behalf of the Common Depositary is/are the duly registered holder(s) of one Series 5 Class B Global Fourth Issuer Notes. This Global Fourth Issuer Note is evidence of entitlement only. Title to the Global Fourth Issuer Notes passes only on due registration in the Register and only the registered holder is entitled to payment in respect of this Global Fourth Issuer Note.

1.    PROMISE TO PAY

      Subject as provided in this Global Fourth Issuer Note the Fourth Issuer promises to pay to the registered holder hereof the principal amount of this Global Fourth Issuer Note (being at the date hereof seventeen million euro (e17,000,000) on the Interest Payment Date falling in June 2042 (or on such earlier date as the said principal amount may become repayable in accordance with the Conditions or the Fourth Issuer Trust
      Deed) and to pay interest quarterly in arrear on each Interest Payment Date on the principal amount from time to time of this Global Fourth Issuer Note at the rates determined in accordance with Conditions together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fourth Issuer Trust Deed.

2.    EXCHANGE FOR DEFINITIVE FOURTH ISSUER NOTES AND PURCHASES

      This Global Fourth Issuer Note will be exchangeable (free of charge to the holder) for Definitive Fourth Issuer Notes only if (i) both Euroclear Bank S.A./N.V., as operator of the Euroclear System (EUROCLEAR) and Clearstream Banking, soci{e'}t{e'} anonyme (CLEARSTREAM, LUXEMBOURG) are closed for business for a continuous period of 14 days (other than by reason of holiday, statutory or otherwise) or announce an intention permanently to cease business or do so and no alternative clearing system satisfactory to the Note Trustee is then available, or (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Fourth Issuer Closing Date, the Fourth Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Fourth Issuer Notes which would not be required were the relevant Fourth Issuer Notes in definitive registered form. Thereupon the holder of this Global Fourth Issuer Note (acting on the instructions of (a) holder(s) of (a) Book-Entry Interest(s) (as defined in Section 3 hereof)) may give notice to the Fourth Issuer, and the Fourth Issuer may give notice to the Note Trustee and the Noteholders, of its intention to exchange this Global Fourth Issuer Note for Definitive Fourth Issuer Notes on or after the Exchange Date (as defined below).

      On or after the Exchange Date, the holder of this Global Fourth Issuer Note shall surrender this Global Fourth Issuer Note to or to the order of the Registrar. In exchange for this Global Fourth Issuer Note the Fourth Issuer will deliver, or procure the delivery of, Definitive Fourth Issuer Notes in registered form in denominations of e500,000 each, or any integral multiple thereof, or in such other denominations (which must be higher than e500,000) as the Note Trustee shall determine and notify to the relevant Noteholders, in exchange for the whole of this Global Fourth Issuer Note.

      EXCHANGE DATE means a day specified in the notice requiring exchange falling not more than 60 days after that on which such notice is given and on which banks are open for business in the city in which the specified office of the Registrar is located and in the city in which the relevant clearing system is located.

      Upon the cancellation of a part of this Global Fourth Issuer Note in accordance with the Fourth Issuer Trust Deed, the Conditions and the Fourth Issuer Paying Agent and Agent Bank Agreement, the portion of the principal amount hereof so exchanged or so purchased and cancelled shall be endorsed by or on behalf of the Registrar on behalf of the Fourth Issuer on Part II of the Schedule hereto, whereupon the principal amount hereof shall be increased or, as the case may be, reduced for all purposes by the amount so exchanged or so purchased and cancelled and
      endorsed.   Upon  the  exchange of the whole of this Global Fourth Issuer
      Note for Definitive Fourth Issuer Notes this Global Fourth Issuer Note, shall be surrendered to or to the order of the Registrar and cancelled and, if the holder of this Global Fourth Issuer Note requests, returned to it together with any relevant Definitive Fourth Issuer Notes.

3.    PAYMENTS

      Until the entire principal amount of this Global Fourth Issuer Note has been extinguished, this Global Fourth Issuer Note shall be entitled to the benefit of and be bound by the Conditions, the Fourth Issuer Trust Deed and the Fourth Issuer Deed of Charge. Payments of principal and interest in respect of Fourth Issuer Notes represented by this Global Fourth Issuer Note will be made in accordance with the Conditions. Upon any payment of principal or interest on this Global Fourth Issuer Note the amount so paid shall be endorsed by or on behalf of the Registrar on behalf of the Fourth Issuer on Part II of the Schedule hereto.

      Upon any payment of principal and endorsement of such payment on Part II of the Schedule hereto, the principal amount of this Global Fourth Issuer Note shall be reduced for all purposes by the principal amount so paid and endorsed.

      All payments of any amounts payable and paid to the registered holder of this Global Fourth Issuer Note shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

4.    EUROCLEAR AND CLEARSTREAM, LUXEMBOURG

      References herein to Euroclear and/or Clearstream, Luxembourg shall be deemed to include references to any other clearing system approved by the Note Trustee.

5.    AUTHENTICATION

      This Global Fourth Issuer Note shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Registrar.

6.    GOVERNING LAW

      This Global Fourth Issuer Note is governed by, and shall be construed in accordance with, the laws of England and the Fourth Issuer has in the Fourth Issuer Trust Deed submitted to the non exclusive jurisdiction of the courts of England for all purposes in connection with the Fourth Issuer Global Note.

7.    CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

      No rights are conferred on any person under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this temporary Global Note, but this does not affect any right or remedy of any person which exists or is available apart from that Act.

IN WITNESS WHEREOF the Fourth Issuer has caused this Global Fourth Issuer Note to be signed manually or in facsimile by a person duly authorised on its behalf.

PERMANENT FINANCING (NO. 4) PLC

By:.............................
     (Duly authorised)

Issued in London, England on [{circle}], 2004.

CERTIFICATE OF AUTHENTICATION

This Global Fourth Issuer Note is duly authenticated without recourse, warranty or liability.


.................................
Duly authorised
for and on behalf of
CITIBANK, N.A.
as Registrar

                                 THE SCHEDULE

                                    PART I

                      PAYMENTS OF PRINCIPAL AND INTEREST

The following payments on this Global Fourth Issuer Note have been made:

                                                               REMAINING
                                                            PRINCIPAL AMOUNT
                                                             OF THIS GLOBAL
                                                              FOURTH ISSUER       NOTATION MADE
                                                              NOTE FOLLOWING    ON BEHALF OF THE
    DATE MADE         INTEREST PAID       PRINCIPAL PAID       SUCH PAYMENT       FOURTH ISSUER
                            E                  E                   E
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________


                                    PART II

                                  EXCHANGES,
                          PURCHASES AND CANCELLATIONS

The following exchanges for Definitive Fourth Issuer Notes and purchases and cancellations of a part of this Global Fourth Issuer Note have been made:

                                                                AGGREGATE
                     PART OF PRINCIPAL                       PRINCIPAL AMOUNT
                         AMOUNT           PART OF PRINCIPAL  FOLLOWING SUCH
                      EXCHANGED FOR            AMOUNT          EXCHANGE OR        NOTATION MADE
                     DEFINITIVE FOURTH     PURCHASED AND       PURCHASE AND     ON BEHALF OF THE
   DATE MADE           ISSUER NOTES          CANCELLED        CANCELLATION        FOURTH ISSUER
                            E                   E                  E
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________

                                    PART P

                  SERIES 5 CLASS M GLOBAL FOURTH ISSUER NOTE

THIS FOURTH ISSUER NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE SECURITIES ACT) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND, AS A MATTER OF U.S. LAW, PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE CLOSING DATE AND THE COMMENCEMENT OF THE OFFERING OF THE FOURTH ISSUER NOTES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

                        PERMANENT FINANCING (NO. 4) PLC

(Incorporated with limited liability in England with registered number 4988201)

                  SERIES 5 CLASS M GLOBAL FOURTH ISSUER NOTE
                              representing up to

E18,000,000 SERIES 5 CLASS M ASSET BACKED FLOATING RATE FOURTH ISSUER NOTES DUE
                                   JUNE 2042

This Series 5 Class M Global Fourth Issuer Note is issued without principal or interest coupons in respect of a duly authorised issue of Series 5 Class M Fourth Issuer Notes of PERMANENT FINANCING (NO. 4) PLC (the FOURTH ISSUER), designated as specified in the title hereof (the FOURTH ISSUER NOTES), limited to the aggregate principal amount of up to eighteen million euro (e18,000,000) and constituted by a Fourth Issuer Trust Deed dated [{circle}], 2004 (the FOURTH ISSUER TRUST DEED) between the Fourth Issuer and THE BANK OF NEW YORK, as trustee (the trustee for the time being thereof being herein called the NOTE TRUSTEE). References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in Schedule 3 to the Fourth Issuer Trust Deed. Terms used but not defined herein have the meanings ascribed to them in the amended and restated master definitions and construction schedule signed by the parties to the Transaction Documents and dated [{circle}], 2004 (the MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) and the fourth issuer master definitions and construction schedule, dated 25th November and signed for the purposes of identification by Allen & Overy and Sidley Austin Brown & Wood (the FOURTH ISSUER MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) (each as may be amended and/or restated from time to time), and the Fourth Issuer Trust Deed and this Fourth Issuer Global Note shall be construed in accordance with the interpretation provisions set out in Clause 2 of the Fourth Issuer Master Definitions and Construction Schedule. The aggregate principal amount from time to time of this Global Fourth Issuer Note shall be that amount not exceeding e18,000,000 as shall be shown by the latest entry duly made in the Schedule hereto.

This is to certify that:

    Citivic Nominees Limited as nominee on behalf of the Common Depositary is/are the duly registered holder(s) of one of the Series 5 Class M Global Fourth Issuer Notes. This Global Fourth Issuer Note is evidence of entitlement only. Title to the Global Fourth Issuer Notes passes only on due registration in the Register and only the registered holder is entitled to payment in respect of this Global Fourth Issuer Note.

1.    PROMISE TO PAY

      Subject as provided in this Global Fourth Issuer Note the Fourth Issuer promises to pay to the registered holder hereof the principal amount of this Global Fourth Issuer Note (being at the date hereof eighteen million euro (E18,000,000) on the Interest Payment Date falling in June 2042 (or on such earlier date as the said principal amount may become repayable in accordance with the Conditions or the Fourth Issuer Trust Deed) and to pay interest quarterly in arrear on each Interest Payment Date on the principal amount from time to time of this Global Fourth Issuer Note at the rates determined in accordance with Conditions together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fourth Issuer Trust Deed.

2.    EXCHANGE FOR DEFINITIVE FOURTH ISSUER NOTES AND PURCHASES

      This Global Fourth Issuer Note will be exchangeable (free of charge to the holder) for Definitive Fourth Issuer Notes only if (i) both Euroclear Bank S.A./N.V., as operator of the Euroclear System (EUROCLEAR) and Clearstream Banking, soci{e'}t{e'} anonyme (CLEARSTREAM, LUXEMBOURG) are closed for business for a continuous period of 14 days (other than by reason of holiday, statutory or otherwise) or announce an intention permanently to cease business or do so and no alternative clearing system satisfactory to the Note Trustee is then available, or (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Fourth Issuer Closing Date, the Fourth Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Fourth Issuer Notes which would not be required were the relevant Fourth Issuer Notes in definitive registered form. Thereupon the holder of this Global Fourth Issuer Note (acting on the instructions of (a) holder(s) of (a) Book-Entry Interest(s) (as defined in Section 3 hereof)) may give notice to the Fourth Issuer, and the Fourth Issuer may give notice to the Note Trustee and the Noteholders, of its intention to exchange this Global Fourth Issuer Note for Definitive Fourth Issuer Notes on or after the Exchange Date (as defined below).

      On or after the Exchange Date, the holder of this Global Fourth Issuer Note shall surrender this Global Fourth Issuer Note to or to the order of the Registrar. In exchange for this Global Fourth Issuer Note the Fourth Issuer will deliver, or procure the delivery of, Definitive Fourth Issuer Notes in registered form in denominations of e500,000 each, or any integral multiple thereof, or in such other denominations (which must be higher than e500,000) as the Note Trustee shall determine and notify to the relevant Noteholders, in exchange for the whole of this Global Fourth Issuer Note.

      EXCHANGE DATE means a day specified in the notice requiring exchange falling not more than 60 days after that on which such notice is given and on which banks are open for business in the city in which the specified office of the Registrar is located and in the city in which the relevant clearing system is located.

      Upon the cancellation of a part of this Global Fourth Issuer Note in accordance with the Fourth Issuer Trust Deed, the Conditions and the Fourth Issuer Paying Agent and Agent Bank Agreement, the portion of the principal amount hereof so exchanged or so purchased and cancelled shall be endorsed by or on behalf of the Registrar on behalf of the Fourth Issuer on Part II of the Schedule hereto, whereupon the principal amount hereof shall be increased or, as the case may be, reduced for all purposes by the amount so exchanged or so purchased and cancelled and
      endorsed.   Upon  the  exchange of the whole of this Global Fourth Issuer
      Note for Definitive Fourth Issuer Notes this Global Fourth Issuer Note, shall be surrendered to or to the order of the Registrar and cancelled and, if the holder of this Global Fourth Issuer Note requests, returned to it together with any relevant Definitive Fourth Issuer Notes.

3.    PAYMENTS

      Until the entire principal amount of this Global Fourth Issuer Note has been extinguished, this Global Fourth Issuer Note shall be entitled to the benefit of and be bound by the Conditions, the Fourth Issuer Trust Deed and the Fourth Issuer Deed of Charge. Payments of principal and interest in respect of Fourth Issuer Notes represented by this Global Fourth Issuer Note will be made in accordance with the Conditions. Upon any payment of principal or interest on this Global Fourth Issuer Note the amount so paid shall be endorsed by or on behalf of the Registrar on behalf of the Fourth Issuer on Part Ii of the Schedule hereto.

      Upon any payment of principal and endorsement of such payment on Part Ii of the Schedule hereto, the principal amount of this Global Fourth Issuer Note shall be reduced for all purposes by the principal amount so paid and endorsed.

      All payments of any amounts payable and paid to the registered holder of this Global Fourth Issuer Note shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

4.    EUROCLEAR AND CLEARSTREAM, LUXEMBOURG

      References herein to Euroclear and/or Clearstream, Luxembourg shall be deemed to include references to any other clearing system approved by the Note Trustee.

5.    AUTHENTICATION

      This Global Fourth Issuer Note shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Registrar.

6.    GOVERNING LAW

      This Global Fourth Issuer Note is governed by, and shall be construed in accordance with, the laws of England and the Fourth Issuer has in the Fourth Issuer Trust Deed submitted to the non exclusive jurisdiction of the courts of England for all purposes in connection with the Fourth Issuer Global Note.

7.    CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

      No rights are conferred on any person under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this temporary Global Note, but this does not affect any right or remedy of any person which exists or is available apart from that Act.

IN WITNESS WHEREOF the Fourth Issuer has caused this Global Fourth Issuer Note to be signed manually or in facsimile by a person duly authorised on its behalf.

PERMANENT FINANCING (NO. 4) PLC

By:.............................
     (Duly authorised)

Issued in London, England on [{circle}], 2004.

CERTIFICATE OF AUTHENTICATION

This Global Fourth Issuer Note is duly authenticated without recourse, warranty or liability.


.................................
Duly authorised
for and on behalf of
CITIBANK, N.A.
as Registrar

                                 THE SCHEDULE

                                    PART I

                      PAYMENTS OF PRINCIPAL AND INTEREST

The following payments on this Global Fourth Issuer Note have been made:

                                                               REMAINING
                                                            PRINCIPAL AMOUNT
                                                             OF THIS GLOBAL
                                                              FOURTH ISSUER       NOTATION MADE
                                                              NOTE FOLLOWING    ON BEHALF OF THE
    DATE MADE         INTEREST PAID       PRINCIPAL PAID       SUCH PAYMENT       FOURTH ISSUER
                            E                  E                   E
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________


                                    PART II

                                  EXCHANGES,

                          PURCHASES AND CANCELLATIONS

The following exchanges for Definitive Fourth Issuer Notes and purchases and cancellations of a part of this Global Fourth Issuer Note have been made:

                                                                AGGREGATE
                     PART OF PRINCIPAL                       PRINCIPAL AMOUNT
                         AMOUNT           PART OF PRINCIPAL  FOLLOWING SUCH
                      EXCHANGED FOR            AMOUNT          EXCHANGE OR        NOTATION MADE
                     DEFINITIVE FOURTH     PURCHASED AND      PURCHASE AND      ON BEHALF OF THE
   DATE MADE           ISSUER NOTES          CANCELLED        CANCELLATION        FOURTH ISSUER
                            E                   E                  E
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________

                                    PART P

                  SERIES 5 CLASS C GLOBAL FOURTH ISSUER NOTE

THIS FOURTH ISSUER NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE SECURITIES ACT) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND, AS A MATTER OF U.S. LAW, PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE CLOSING DATE AND THE COMMENCEMENT OF THE OFFERING OF THE FOURTH ISSUER NOTES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

                        PERMANENT FINANCING (NO. 4) PLC

(Incorporated with limited liability in England with registered number 4988201)

                  SERIES 5 CLASS C GLOBAL FOURTH ISSUER NOTE
                              representing up to

E15,000,000 SERIES 5 CLASS C ASSET BACKED FLOATING RATE FOURTH ISSUER NOTES DUE
                                   JUNE 2042

This Series 5 Class C Global Fourth Issuer Note is issued without principal or interest coupons in respect of a duly authorised issue of Series 5 Class C Fourth Issuer Notes of PERMANENT FINANCING (NO. 4) PLC (the FOURTH ISSUER), designated as specified in the title hereof (the FOURTH ISSUER NOTES), limited to the aggregate principal amount of up to fifteen million euro (e15,000,000) and constituted by a Fourth Issuer Trust Deed dated [{circle}], 2004 (the FOURTH ISSUER TRUST DEED) between the Fourth Issuer and THE BANK OF NEW YORK, as trustee (the trustee for the time being thereof being herein called the NOTE TRUSTEE). References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in Schedule 3 to the Fourth Issuer Trust Deed. Terms used but not defined herein have the meanings ascribed to them in the amended and restated master definitions and construction schedule signed by the parties to the Transaction Documents and dated [{circle}], 2004 (the MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) and the fourth issuer master definitions and construction schedule, dated 25th November and signed for the purposes of identification by Allen & Overy and Sidley Austin Brown & Wood (the FOURTH ISSUER MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) (each as may be amended and/or restated from time to time), and the Fourth Issuer Trust Deed and this Fourth Issuer Global Note shall be construed in accordance with the interpretation provisions set out in Clause 2 of the Fourth Issuer Master Definitions and Construction Schedule. The aggregate principal amount from time to time of this Global Fourth Issuer Note shall be that amount not exceeding e15,000,000 as shall be shown by the latest entry duly made in the Schedule hereto.

This is to certify that:

    Citivic Nominees Limited as nominee on behalf of the Common Depositary is/are the duly registered holder(s) of one of the Series 5 Class C Global Fourth Issuer Notes. This Global Fourth Issuer Note is evidence of entitlement only. Title to the Global Fourth Issuer Notes passes only on due registration in the Register and only the registered holder is entitled to payment in respect of this Global Fourth Issuer Note.

1.    PROMISE TO PAY

      Subject as provided in this Global Fourth Issuer Note the Fourth Issuer promises to pay to the registered holder hereof the principal amount of this Global Fourth Issuer Note (being at the date hereof fifteen million euro (E15,000,000) on the Interest Payment Date falling in June 2042 (or on such earlier date as the said principal amount may become repayable in accordance with the Conditions or the Fourth Issuer Trust Deed) and to pay interest quarterly in arrear on each Interest Payment Date on the principal amount from time to time of this Global Fourth Issuer Note at the rates determined in accordance with Conditions together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fourth Issuer Trust Deed.

2.    EXCHANGE FOR DEFINITIVE FOURTH ISSUER NOTES AND PURCHASES

      This Global Fourth Issuer Note will be exchangeable (free of charge to the holder) for Definitive Fourth Issuer Notes only if (i) both Euroclear Bank S.A./N.V., as operator of the Euroclear System (EUROCLEAR) and Clearstream Banking, soci{e'}t{e'} anonyme (CLEARSTREAM, LUXEMBOURG) are closed for business for a continuous period of 14 days (other than by reason of holiday, statutory or otherwise) or announce an intention permanently to cease business or do so and no alternative clearing system satisfactory to the Note Trustee is then available, or (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Fourth Issuer Closing Date, the Fourth Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Fourth Issuer Notes which would not be required were the relevant Fourth Issuer Notes in definitive registered form. Thereupon the holder of this Global Fourth Issuer Note (acting on the instructions of (a) holder(s) of (a) Book-Entry Interest(s) (as defined in Section 3 hereof)) may give notice to the Fourth Issuer, and the Fourth Issuer may give notice to the Note Trustee and the Noteholders, of its intention to exchange this Global Fourth Issuer Note for Definitive Fourth Issuer Notes on or after the Exchange Date (as defined below).

      On or after the Exchange Date, the holder of this Global Fourth Issuer Note shall surrender this Global Fourth Issuer Note to or to the order of the Registrar. In exchange for this Global Fourth Issuer Note the Fourth Issuer will deliver, or procure the delivery of, Definitive Fourth Issuer Notes in registered form in denominations of e500,000 each, or any integral multiple thereof, or in such other denominations (which must be higher than e500,000) as the Note Trustee shall determine and notify to the relevant Noteholders, in exchange for the whole of this Global Fourth Issuer Note.

      EXCHANGE DATE means a day specified in the notice requiring exchange falling not more than 60 days after that on which such notice is given and on which banks are open for business in the city in which the specified office of the Registrar is located and in the city in which the relevant clearing system is located.

      Upon the cancellation of a part of this Global Fourth Issuer Note in accordance with the Fourth Issuer Trust Deed, the Conditions and the Fourth Issuer Paying Agent and Agent Bank Agreement, the portion of the principal amount hereof so exchanged or so purchased and cancelled shall be endorsed by or on behalf of the Registrar on behalf of the Fourth Issuer on Part II of the Schedule hereto, whereupon the principal amount hereof shall be increased or, as the case may be, reduced for all purposes by the amount so exchanged or so purchased and cancelled and
      endorsed.   Upon  the  exchange of the whole of this Global Fourth Issuer
      Note for Definitive Fourth Issuer Notes this Global Fourth Issuer Note, shall be surrendered to or to the order of the Registrar and cancelled and, if the holder of this Global Fourth Issuer Note requests, returned to it together with any relevant Definitive Fourth Issuer Notes.

3.    PAYMENTS

      Until the entire principal amount of this Global Fourth Issuer Note has been extinguished, this Global Fourth Issuer Note shall be entitled to the benefit of and be bound by the Conditions, the Fourth Issuer Trust Deed and the Fourth Issuer Deed of Charge. Payments of principal and interest in respect of Fourth Issuer Notes represented by this Global Fourth Issuer Note will be made in accordance with the Conditions. Upon any payment of principal or interest on this Global Fourth Issuer Note the amount so paid shall be endorsed by or on behalf of the Registrar on behalf of the Fourth Issuer on Part II of the Schedule hereto.

      Upon any payment of principal and endorsement of such payment on Part II of the Schedule hereto, the principal amount of this Global Fourth Issuer Note shall be reduced for all purposes by the principal amount so paid and endorsed.

      All payments of any amounts payable and paid to the registered holder of this Global Fourth Issuer Note shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

4.    EUROCLEAR AND CLEARSTREAM, LUXEMBOURG

      References herein to Euroclear and/or Clearstream, Luxembourg shall be deemed to include references to any other clearing system approved by the Note Trustee.

5.    AUTHENTICATION

      This Global Fourth Issuer Note shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Registrar.

6.    GOVERNING LAW

      This Global Fourth Issuer Note is governed by, and shall be construed in accordance with, the laws of England and the Fourth Issuer has in the Fourth Issuer Trust Deed submitted to the non exclusive jurisdiction of the courts of England for all purposes in connection with the Fourth Issuer Global Note.

7.    CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

      No rights are conferred on any person under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this temporary Global Note, but this does not affect any right or remedy of any person which exists or is available apart from that Act.

IN WITNESS WHEREOF the Fourth Issuer has caused this Global Fourth Issuer Note to be signed manually or in facsimile by a person duly authorised on its behalf.

PERMANENT FINANCING (NO. 4) PLC

By:.............................
     (Duly authorised)

Issued in London, England on [{circle}], 2004.

CERTIFICATE OF AUTHENTICATION

This Global Fourth Issuer Note is duly authenticated without recourse, warranty or liability.


.................................
Duly authorised
for and on behalf of
CITIBANK, N.A.
as Registrar

                                 THE SCHEDULE

                                    PART I

                      PAYMENTS OF PRINCIPAL AND INTEREST

The following payments on this Global Fourth Issuer Note have been made:

                                                               REMAINING
                                                            PRINCIPAL AMOUNT
                                                             OF THIS GLOBAL
                                                              FOURTH ISSUER       NOTATION MADE
                                                              NOTE FOLLOWING    ON BEHALF OF THE
    DATE MADE         INTEREST PAID       PRINCIPAL PAID       SUCH PAYMENT       FOURTH ISSUER
                            E                  E                   E
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________


                                    PART II

                                  EXCHANGES,
                          PURCHASES AND CANCELLATIONS

The following exchanges for Definitive Fourth Issuer Notes and purchases and cancellations of a part of this Global Fourth Issuer Note have been made:

                                                                AGGREGATE
                     PART OF PRINCIPAL                       PRINCIPAL AMOUNT
                         AMOUNT           PART OF PRINCIPAL  FOLLOWING SUCH
                      EXCHANGED FOR            AMOUNT          EXCHANGE OR        NOTATION MADE
                     DEFINITIVE FOURTH     PURCHASED AND       PURCHASE AND     ON BEHALF OF THE
   DATE MADE           ISSUER NOTES          CANCELLED        CANCELLATION        FOURTH ISSUER
                            E                   E                  E
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________
_________________   _________________   _________________   _________________   _________________

                                  SCHEDULE 2

                    FORMS OF DEFINITIVE FOURTH ISSUER NOTES

                                    PART 1

                SERIES 1 CLASS A DEFINITIVE FOURTH ISSUER NOTE

---------------------------------------------------------------------------
[1,000/10,000]           [ISIN:]               [SERIES]
                         [SERIAL NO.]
---------------------------------------------------------------------------

                         PERMANENT FINANCING (NO. 4) PLC

(Incorporated with limited liability in England with registered number 4988201)

 U.S.$1,500,000,000 SERIES 1 CLASS A ASSET BACKED FLOATING RATE FOURTH ISSUER
                            NOTES DUE DECEMBER 2004

                  (the SERIES 1 CLASS A FOURTH ISSUER NOTES)

This Series 1 Class A Fourth Issuer Note forms one of a series of notes constituted by a fourth issuer trust deed (the FOURTH ISSUER TRUST DEED) dated [{circle}], 2004 made between PERMANENT FINANCING (NO. 4) PLC (the FOURTH ISSUER) and THE BANK OF NEW YORK, as trustee for the holders of the Series 1 Class A Fourth Issuer Notes (the NOTE TRUSTEE) and issued as registered Series 1 Class A Fourth Issuer Notes in denominations of U.S.$1,000 or U.S.$10,000 each, or integral multiples thereof, or in such other denominations as the Note Trustee shall determine and notify to the holders of the relevant Series 1 Class A Fourth Issuer Notes.

THIS IS TO CERTIFY that

is/are the registered holder(s) of one of the above-mentioned registered Series 1 Class A Fourth Issuer Notes, such Series 1 Class A Fourth Issuer Notes being in the denomination of U.S.$ ( U.S. dollars) and is/are entitled on the Interest Payment Date falling in March 2005 (or on such earlier date as the principal sum hereinafter mentioned may become repayable in accordance with the terms and conditions of the Series 1 Class A Fourth Issuer Notes (the CONDITIONS) endorsed hereon) to the repayment of such principal sum of:

                              U.S.$ ( U.S. dollars)

together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fourth Issuer Trust Deed.

Interest is payable on the Principal Amount Outstanding (as defined in Condition 5(C)) endorsed hereon of this Series 1 Class A Fourth Issuer Note at rates determined in accordance with the Conditions payable monthly or quarterly, as the case may be, in arrear on each Interest Payment Date and together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fourth Issuer Trust Deed.

IN WITNESS WHEREOF this registered Series 1 Class A Fourth Issuer Note has been executed on behalf of the Fourth Issuer.

PERMANENT FINANCING (NO. 4) PLC

By:.............................
     Director

By:.............................
     Director

Dated

CERTIFICATE OF AUTHENTICATION

This Series 1 Class A Fourth Issuer Note is duly authenticated without recourse, warranty or liability.


.................................
Duly authorised
for and on behalf of
CITIBANK, N.A.
as Registrar

                               (REVERSE OF NOTE)

                                THE CONDITIONS

[In the form set out in Schedule 3]

               FORM OF TRANSFER OF DEFINITIVE FOURTH ISSUER NOTE

FOR VALUE RECEIVED the undersigned hereby transfer(s) to

................................................................................

................................................................................

................................................................................

(Please print or type name and address (including postal code) of transferee)

U.S.$...........................  principal  amount  of  this  Series  1 Class A
Fourth Issuer Note and all rights hereunder, hereby irrevocably constituting and appointing  .....................  as attorney to transfer such principal amount of this Series 1 Class A Fourth Issuer Note in the register maintained by or on behalf of PERMANENT FINANCING (NO. 4) PLC with full power of substitution.

Signature(s).......................

Date:..............................

NOTES:

1. This form of transfer must be accompanied by such documents, evidence and information as may be required pursuant to the Fourth Issuer Trust Deed and the Fourth Issuer Paying Agent and Agent Bank Agreement (as defined in the Conditions) and must be executed under the hand of the transferor or, if the transferor is a corporation, either under its common seal or under the hand of two of its officers duly authorised in writing and, in such latter case, the document so authorising such officers must be delivered with this form of transfer.

2. The signature(s) on this form of transfer must correspond with the name(s) as it/they appear(s) on the face of this Series 1 Class A Fourth Issuer Note in every particular, without alteration or enlargement or any change whatever.

                                    PART 2

                SERIES 1 CLASS B DEFINITIVE FOURTH ISSUER NOTE

-----------------------------------------------------------------------------
           [1,000/10,000]   [ISIN:]              [SERIES]
                            [SERIAL NO.]
-----------------------------------------------------------------------------

                        PERMANENT FINANCING (NO. 4) PLC

(Incorporated with limited liability in England with registered number 4988201)

U.S.$50,000,000 SERIES 1 CLASS B ASSET BACKED FLOATING RATE FOURTH ISSUER NOTES
                                 DUE JUNE 2042
                  (the SERIES 1 CLASS B FOURTH ISSUER NOTES)

This Series 1 Class B Fourth Issuer Note forms one of a series of notes constituted by a fourth issuer trust deed (the FOURTH ISSUER TRUST DEED) dated [{circle}], 2004 made between Permanent Financing (No. 4) PLC (the FOURTH ISSUER) and The Bank of New York, as trustee for the holders of the Series 1 Class B Fourth Issuer Notes (the NOTE TRUSTEE) and issued as registered Series 1 Class B Fourth Issuer Notes in denominations of U.S.$1,000 or U.S.$10,000 each, or integral multiples thereof, or in such other denominations as the Note Trustee shall determine and notify to the holders of the relevant Series 1 Class B Fourth Issuer Notes.

THIS IS TO CERTIFY that

is/are the registered holder(s) of one of the above-mentioned registered Series 1 Class B Fourth Issuer Notes, such Series 1 Class B Fourth Issuer Notes being in the denomination of U.S.$ ( U.S. dollars) and is/are entitled on the Interest Payment Date falling in June 2042 (or on such earlier date as the principal sum hereinafter mentioned may become repayable in accordance with the terms and conditions of the Series 1 Class B Fourth Issuer Notes (the CONDITIONS) endorsed hereon) to the repayment of such principal sum of:

                             U.S.$ ( U.S. dollars)

together with such other amounts (if any) as may be payable, all subject to and in accordance with the said Conditions and the provisions of the Fourth Issuer Trust Deed.

Interest is payable on the Principal Amount Outstanding (as defined in Condition 5(C)) endorsed hereon of this Series 1 Class B Fourth Issuer Note at rates determined in accordance with the Conditions payable quarterly in arrear on each Interest Payment Date and together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fourth Issuer Trust Deed.

IN WITNESS WHEREOF this registered Series 1 Class B Fourth Issuer Note has been executed on behalf of the Fourth Issuer.

PERMANENT FINANCING (NO. 4) PLC

By:   .........................
     Director

By ............................

Director

Dated

CERTIFICATE OF AUTHENTICATION

This Series 1 Class B Fourth Issuer Note is duly authenticated without recourse, warranty or liability.


.................................
Duly authorised
for and on behalf of
CITIBANK, N.A.
as Registrar

                               (REVERSE OF NOTE)

                                THE CONDITIONS

[In the form set out in Schedule 3]

               FORM OF TRANSFER OF DEFINITIVE FOURTH ISSUER NOTE

FOR VALUE RECEIVED the undersigned hereby transfer(s) to

................................................................................

................................................................................

................................................................................

(Please print or type name and address (including postal code) of transferee)

U.S.$................  principal  amount of this Series 1 Class B Fourth  Issuer
Note and all rights hereunder,  hereby  irrevocably  constituting and appointing
.....................  as  attorney  to transfer  such  principal  amount of this
Series 1 Class B Fourth Issuer Note in the register maintained by or on behalf of PERMANENT FINANCING (NO. 4) PLC with full power of substitution.

Signature(s).......................

Date:..............................

NOTES:

1. This form of transfer must be accompanied by such documents, evidence and information as may be required pursuant to the Fourth Issuer Trust Deed and the Fourth Issuer Paying Agent and Agent Bank Agreement (as defined in the Conditions) and must be executed under the hand of the transferor or, if the transferor is a corporation, either under its common seal or under the hand of two of its officers duly authorised in writing and, in such latter case, the document so authorising such officers must be delivered with this form of transfer.

2. The signature(s) on this form of transfer must correspond with the name(s) as it/they appear(s) on the face of this Series 1 Class B Fourth Issuer Note in every particular, without alteration or enlargement or any change whatever.

                                    PART 3

                SERIES 1 CLASS M DEFINITIVE FOURTH ISSUER NOTE

------------------------------------------------------------------------
[1,000/10,000]          [ISIN:]                [SERIES]
                        [SERIAL NO.]
------------------------------------------------------------------------

                        PERMANENT FINANCING (NO. 4) PLC

(Incorporated with limited liability in England with registered number 4988201)

U.S.$55,000,000 SERIES 1 CLASS M ASSET BACKED FLOATING RATE FOURTH ISSUER NOTES
                                 DUE JUNE 2042
                  (the SERIES 1 CLASS C FOURTH ISSUER NOTES)

This Series 1 Class M Fourth Issuer Note forms one of a series of notes constituted by a fourht issuer trust deed (the FOURTH ISSUER TRUST DEED) dated [{circle}], 2004 made between Permanent Financing (No. 4) PLC (the FOURTH ISSUER) and The Bank of New York, as trustee for the holders of the Series 1 Class C Fourth Issuer Notes (the NOTE TRUSTEE) and issued as registered Series 1 Class M Fourth Issuer Notes in denominations of U.S.$1,000 or U.S.$10,000 each, or integral multiples thereof, or in such other denominations as the Note Trustee shall determine and notify to the holders of the relevant Series 1 Class M Fourth Issuer Notes.

THIS IS TO CERTIFY that

is/are the registered holder(s) of one of the above-mentioned registered Series 1 Class C Fourth Issuer Notes, such Series 1 Class M Fourth Issuer Notes being in the denomination of U.S.$ ( U.S. dollars) and is/are entitled on the Interest Payment Date falling in June 2042 (or on such earlier date as the principal sum hereinafter mentioned may become repayable in accordance with the terms and conditions (the Series 1 Class M Fourth Issuer Notes (the CONDITIONS) endorsed hereon) to the repayment of such principal sum of:

                             U.S.$ ( U.S. dollars)

together with such other amounts (if any) as may be payable, all subject to and in accordance with the said Conditions and the provisions of the Fourth Issuer Trust Deed.

Interest is payable on the Principal Amount Outstanding (as defined in Condition 5(C)) endorsed hereon of this Series 1 Class M Fourth Issuer Note at rates determined in accordance with the Conditions payable quarterly in arrear on each Interest Payment Date and together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fourth Issuer Trust Deed.

IN WITNESS WHEREOF this registered Series 1 Class M Fourth Issuer Note has been executed on behalf of the Fourth Issuer.

PERMANENT FINANCING (NO. 4) PLC

By:.............................
     Director

By:.............................
Director

Dated

CERTIFICATE OF AUTHENTICATION

This Series 1 Class M Fourth Issuer Note is duly authenticated without recourse, warranty or liability.


.................................
Duly authorised
for and on behalf of
CITIBANK, N.A.
as Registrar

                               (REVERSE OF NOTE)

                                THE CONDITIONS

[In the form set out in Schedule 3]

               FORM OF TRANSFER OF DEFINITIVE FOURTH ISSUER NOTE

FOR VALUE RECEIVED the undersigned hereby transfer(s) to

................................................................................

................................................................................

................................................................................

(Please print or type name and address (including postal code) of transferee)

U.S.$.......................  principal  amount of this  Series 1 Class M Fourth
Issuer  Note and all  rights  hereunder,  hereby  irrevocably  constituting  and appointing.................  as attorney to transfer  such  principal  amount of this Fourth Issuer Note in the register maintained by or on behalf of PERMANENT FINANCING (NO. 4) PLC with full power of substitution.

Signature(s).......................

Date:..............................

NOTES:

1. This form of transfer must be accompanied by such documents, evidence and information as may be required pursuant to the Series 1 Class M Fourth Issuer Trust Deed and the Fourth Issuer Paying Agent and Agent Bank Agreement (as defined in the Conditions) and must be executed under the hand of the transferor or, if the transferor is a corporation, either under its common seal or under the hand of two of its officers duly authorised in writing and, in such latter case, the document so authorising such officers must be delivered with this form of transfer.

2. The signature(s) on this form of transfer must correspond with the name(s) as it/they appear(s) on the face of this Series 1 Class M Fourth Issuer Note in every particular, without alteration or enlargement or any change whatever.

                                    PART 4

                SERIES 1 CLASS C DEFINITIVE FOURTH ISSUER NOTE

---------------------------------------------------------------------------
[1,000/10,000]         [ISIN:]              [SERIES]
                       [SERIAL NO.]
---------------------------------------------------------------------------

                        PERMANENT FINANCING (NO. 4) PLC

(Incorporated with limited liability in England with registered number 4988201)

U.S.$[{circle}] SERIES 1 CLASS C ASSET BACKED FLOATING RATE FOURTH ISSUER NOTES
                                 DUE JUNE 2042
                  (the SERIES 1 CLASS C FOURTH ISSUER NOTES)

This Series 1 Class C Fourth Issuer Note forms one of a series of notes constituted by a fourth issuer trust deed (the FOURTH ISSUER TRUST DEED) dated [{circle}], 2004 made between Permanent Financing (No. 4) PLC (the FOURTH ISSUER) and The Bank of New York, as trustee for the holders of the Series 1 Class C Fourth Issuer Notes (the NOTE TRUSTEE) and issued as registered Series 1 Class C Fourth Issuer Notes in denominations of U.S.$1,000 or U.S.$10,000 each, or integral multiples thereof, or in such other denominations as the Note Trustee shall determine and notify to the holders of the relevant Series 1 Class C Fourth Issuer Notes.

THIS IS TO CERTIFY that

is/are the registered holder(s) of one of the above-mentioned registered Series 1 Class C Fourth Issuer Notes, such Series 1 Class C Fourth Issuer Notes being in the denomination of U.S.$ ( U.S. dollars) and is/are entitled on the Interest Payment Date falling in June 2042 (or on such earlier date as the principal sum hereinafter mentioned may become repayable in accordance with the terms and conditions (the Series 1 Class C Fourth Issuer Notes (the CONDITIONS) endorsed hereon) to the repayment of such principal sum of:

                             U.S.$ ( U.S. dollars)

together with such other amounts (if any) as may be payable, all subject to and in accordance with the said Conditions and the provisions of the Fourth Issuer Trust Deed.

Interest is payable on the Principal Amount Outstanding (as defined in Condition 5(C)) endorsed hereon of this Series 1 Class C Fourth Issuer Note at rates determined in accordance with the Conditions payable quarterly in arrear on each Interest Payment Date and together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fourth Issuer Trust Deed.

IN WITNESS WHEREOF this registered Series 1 Class C Fourth Issuer Note has been executed on behalf of the Fourth Issuer.

PERMANENT FINANCING (NO. 4) PLC

By:.............................
     Director

By:.............................
Director

Dated

CERTIFICATE OF AUTHENTICATION

This Series 1 Class C Fourth Issuer Note is duly authenticated without recourse, warranty or liability.

.................................
Duly authorised
for and on behalf of
CITIBANK, N.A.
as Registrar

                               (REVERSE OF NOTE)

                                THE CONDITIONS

[In the form set out in Schedule 3]

               FORM OF TRANSFER OF DEFINITIVE FOURTH ISSUER NOTE

FOR VALUE RECEIVED the undersigned hereby transfer(s) to

................................................................................

................................................................................

................................................................................

(Please print or type name and address (including postal code) of transferee)

U.S.$.......................  principal  amount of this  Series 1 Class C Fourth
Issuer  Note and all  rights  hereunder,  hereby  irrevocably  constituting  and appointing...............  as attorney to transfer such principal amount of this
Fourth Issuer Note in the register maintained by or on behalf of PERMANENT FINANCING (NO. 4) PLC with full power of substitution.

Signature(s).......................

Date:..............................

NOTES:

1. This form of transfer must be accompanied by such documents, evidence and information as may be required pursuant to the Series 1 Class C Fourth Issuer Trust Deed and the Fourth Issuer Paying Agent and Agent Bank Agreement (as defined in the Conditions) and must be executed under the hand of the transferor or, if the transferor is a corporation, either under its common seal or under the hand of two of its officers duly authorised in writing and, in such latter case, the document so authorising such officers must be delivered with this form of transfer.

2. The signature(s) on this form of transfer must correspond with the name(s) as it/they appear(s) on the face of this Series 1 Class C Fourth Issuer Note in every particular, without alteration or enlargement or any change whatever.

                                    PART 5

                SERIES 2 CLASS A DEFINITIVE FOURTH ISSUER NOTE

-----------------------------------------------------------------------------
[1,000/10,000]          [ISIN:]                [SERIES]
                        [SERIAL NO.]
-----------------------------------------------------------------------------

                        PERMANENT FINANCING (NO. 4) PLC

(Incorporated with limited liability in England with registered number 4988201)

 U.S.$1,750,000,000 SERIES 2 CLASS A ASSET BACKED FLOATING RATE FOURTH ISSUER
                             NOTES DUE MARCH 2009
                  (the SERIES 2 CLASS A FOURTH ISSUER NOTES)

This Series 2 Class A Fourth Issuer Note forms one of a series of notes constituted by a fourth issuer trust deed (the FOURTH ISSUER TRUST DEED) dated [{circle}], 2004 made between PERMANENT FINANCING (NO. 4) PLC (the FOURTH ISSUER) and THE BANK OF NEW YORK, as trustee for the holders of the Series 2 Class A Fourth Issuer Notes (the NOTE TRUSTEE) and issued as registered Series 2 Class A Fourth Issuer Notes in denominations of U.S.$1,000 or U.S.$10,000 each, or integral multiples thereof, or in such other denominations as the Note Trustee shall determine and notify to the holders of the relevant Series 2 Class A Fourth Issuer Notes.

THIS IS TO CERTIFY that

is/are the registered holder(s) of one of the above-mentioned registered Series 2 Class A Fourth Issuer Notes, such Series 2 Class A Fourth Issuer Notes being in the denomination of U.S.$ ( U.S. dollars) and is/are entitled on the Interest Payment Date falling in March 2009 (or on such earlier date as the principal sum hereinafter mentioned may become repayable in accordance with the terms and conditions of the Series 2 Class A Fourth Issuer Notes (the CONDITIONS) endorsed hereon) to the repayment of such principal sum of:

                             U.S.$ ( U.S. dollars)

together with such other amounts (if any) as may be payable, all subject to and in accordance with the said Conditions and the provisions of the Fourth Issuer Trust Deed.

Interest is payable on the Principal Amount Outstanding (as defined in Condition 5(C)) endorsed hereon of this Series 2 Class A Fourth Issuer Note at rates determined in accordance with the Conditions payable quarterly in arrear on each Interest Payment Date and together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fourth Issuer Trust Deed.

IN WITNESS WHEREOF this registered Series 2 Class A Fourth Issuer Note has been executed on behalf of the Fourth Issuer.

PERMANENT FINANCING (NO. 4) PLC

By:......................
     Director

By:.......................
     Director

Dated

CERTIFICATE OF AUTHENTICATION

This Series 2 Class A Fourth Issuer Note is duly authenticated without recourse, warranty or liability.


.............................
Duly authorised
for and on behalf of
CITIBANK, N.A.
as Registrar

                               (REVERSE OF NOTE)

                                THE CONDITIONS

[In the form set out in Schedule 3]

               FORM OF TRANSFER OF DEFINITIVE FOURTH ISSUER NOTE

FOR VALUE RECEIVED the undersigned hereby transfer(s) to

................................................................................

................................................................................

................................................................................

(Please print or type name and address (including postal code) of transferee)

U.S.$......................  principal  amount  of this  Series 2 Class A Fourth
Issuer  Note and all  rights  hereunder,  hereby  irrevocably  constituting  and appointing .............................  as attorney to transfer such principal amount of this Series 2 Class A Fourth Issuer Note in the register maintained by or on behalf of PERMANENT FINANCING (NO. 4) PLC with full power of substitution.

Signature(s).................

Date:........................

NOTES:

1. This form of transfer must be accompanied by such documents, evidence and information as may be required pursuant to the Fourth Issuer Trust Deed and the Fourth Issuer Paying Agent and Agent Bank Agreement (as defined in the Conditions) and must be executed under the hand of the transferor or, if the transferor is a corporation, either under its common seal or under the hand of two of its officers duly authorised in writing and, in such latter case, the document so authorising such officers must be delivered with this form of transfer.

2. The signature(s) on this form of transfer must correspond with the name(s) as it/they appear(s) on the face of this Series 2 Class A Fourth Issuer Note in every particular, without alteration or enlargement or any change whatever.

                                    PART 6

                SERIES 2 CLASS B DEFINITIVE FOURTH ISSUER NOTE
----------------------------------------------------------------------------
[1,000/10,000]              [ISIN:]                    [SERIES]
                            [SERIAL NO.]
----------------------------------------------------------------------------
                        PERMANENT FINANCING (NO. 4) PLC

(Incorporated with limited liability in England with registered number 4988201)

U.S.$41,000,000 SERIES 2 CLASS B ASSET BACKED FLOATING RATE FOURTH ISSUER NOTES
                                 DUE JUNE 2042
                  (the SERIES 2 CLASS B FOURTH ISSUER NOTES)

This Series 2 Class B Fourth Issuer Note forms one of a series of notes constituted by a fourth issuer trust deed (the FOURTH ISSUER TRUST DEED) dated [{circle}], 2004 made between PERMANENT FINANCING (NO. 4) PLC (the FOURTH ISSUER) and THE BANK OF NEW YORK, as trustee for the holders of the Series 2 Class B Fourth Issuer Notes (the NOTE TRUSTEE) and issued as registered Series 2 Class B Fourth Issuer Notes in denominations of U.S.$1,000 or U.S.$10,000 each, or integral multiples thereof, or in such other denominations as the Note Trustee shall determine and notify to the holders of the relevant Series 2 Class B Fourth Issuer Notes.

THIS IS TO CERTIFY that

is/are the registered holder(s) of one of the above-mentioned registered Series 2 Class B Fourth Issuer Notes, such Series 2 Class B Fourth Issuer Notes being in the denomination of U.S.$ ( U.S. dollars) and is/are entitled on the Interest Payment Date falling in June 2042 (or on such earlier date as the principal sum hereinafter mentioned may become repayable in accordance with the terms and conditions of the Series 2 Class B Fourth Issuer Notes (the CONDITIONS) endorsed hereon) to the repayment of such principal sum of:

                             U.S.$ ( U.S. dollars)

together with such other amounts (if any) as may be payable, all subject to and in accordance with the said Conditions and the provisions of the Fourth Issuer Trust Deed.

Interest is payable on the Principal Amount Outstanding (as defined in Condition 5(C)) endorsed hereon of this Series 2 Class B Fourth Issuer Note at rates determined in accordance with the Conditions payable quarterly in arrear on each Interest Payment Date and together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fourth Issuer Trust Deed.

IN WITNESS WHEREOF this registered Series 2 Class B Fourth Issuer Note has been executed on behalf of the Fourth Issuer.

PERMANENT FINANCING (NO. 4) PLC

By:.............................
     Director

By:.............................
     Director

Dated

CERTIFICATE OF AUTHENTICATION

This Series 2 Class B Fourth Issuer Note is duly authenticated without recourse, warranty or liability.


.................................
Duly authorised
for and on behalf of
CITIBANK, N.A.
as Registrar

                               (REVERSE OF NOTE)

                                THE CONDITIONS

[In the form set out in Schedule 3]

               FORM OF TRANSFER OF DEFINITIVE FOURTH ISSUER NOTE

FOR VALUE RECEIVED the undersigned hereby transfer(s) to

................................................................................

................................................................................

................................................................................

(Please print or type name and address (including postal code) of transferee)

U.S.$.......................  principal  amount of this  Series 2 Class B Fourth
Issuer  Note and all  rights  hereunder,  hereby  irrevocably  constituting  and appointing..................  as attorney to transfer such  principal  amount of this Series 2 Class B Fourth Issuer Note in the register maintained by or on behalf of PERMANENT FINANCING (NO. 4) PLC with full power of substitution.

Signature(s).......................

Date:..............................

NOTES:

1. This form of transfer must be accompanied by such documents, evidence and information as may be required pursuant to the Fourth Issuer Trust Deed and the Fourth Issuer Paying Agent and Agent Bank Agreement (as defined in the Conditions) and must be executed under the hand of the transferor or, if the transferor is a corporation, either under its common seal or under the hand of two of its officers duly authorised in writing and, in such latter case, the document so authorising such officers must be delivered with this form of transfer.

2. The signature(s) on this form of transfer must correspond with the name(s) as it/they appear(s) on the face of this Series 2 Class B Fourth Issuer Note in every particular, without alteration or enlargement or any change whatever.

                                    PART 7

                SERIES 2 CLASS M DEFINITIVE FOURTH ISSUER NOTE

----------------------------------------------------------------------------
[1,000/10,000]                  [ISIN:]                      [SERIES]
                                [SERIAL NO.]
----------------------------------------------------------------------------

                        PERMANENT FINANCING (NO. 4) PLC

(Incorporated with limited liability in England with registered number 4988201)

U.S.$45,000,000 SERIES 2 CLASS M ASSET BACKED FLOATING RATE FOURTH ISSUER NOTES
                                 DUE JUNE 2042
                  (the SERIES 2 CLASS M FOURTH ISSUER NOTES)

This Series 2 Class M Fourth Issuer Note forms one of a series of notes constituted by a fourth issuer trust deed (the FOURTH ISSUER TRUST DEED) dated [{circle}], 2004 made between PERMANENT FINANCING (NO. 4) PLC (the FOURTH ISSUER) and THE BANK OF NEW YORK, as trustee for the holders of the Series 2 Class M Fourth Issuer Notes (the NOTE TRUSTEE) and issued as registered Series 2 Class M Fourth Issuer Notes in denominations of U.S.$1,000 or U.S.$10,000 each, or integral multiples thereof, or in such other denominations as the Note Trustee shall determine and notify to the holders of the relevant Series 2 Class M Fourth Issuer Notes.

THIS IS TO CERTIFY  that

is/are the registered holder(s) of one of the above-mentioned registered Series 2 Class M Fourth Issuer Notes, such Series 2 Class M Fourth Issuer Notes being in the denomination of U.S.$ ( U.S. dollars) and is/are entitled on the Interest Payment Date falling in June 2042 (or on such earlier date as the principal sum hereinafter mentioned may become repayable in accordance with the terms and conditions of the Series 2 Class M Fourth Issuer Notes (the CONDITIONS) endorsed hereon) to the repayment of such principal sum of:

                             U.S.$ ( U.S. dollars)

together with such other amounts (if any) as may be payable, all subject to and in accordance with the said Conditions and the provisions of the Fourth Issuer Trust Deed.

Interest is payable on the Principal Amount Outstanding (as defined in Condition 5(C)) endorsed hereon of this Series 2 Class M Fourth Issuer Note at rates determined in accordance with the Conditions payable quarterly in arrear on each Interest Payment Date and together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fourth Issuer Trust Deed.

IN WITNESS WHEREOF this registered Series 2 Class M Fourth Issuer Note has been executed on behalf of the Fourth Issuer.

PERMANENT FINANCING (NO. 4) PLC

By:.............................
     Director

By:.............................
     Director

Dated

CERTIFICATE OF AUTHENTICATION

This Series 2 Class M Fourth Issuer Note is duly authenticated without recourse, warranty or liability.


.................................
Duly authorised
for and on behalf of
CITIBANK, N.A.
as Registrar

                               (REVERSE OF NOTE)

                                THE CONDITIONS

[In the form set out in Schedule 3]

               FORM OF TRANSFER OF DEFINITIVE FOURTH ISSUER NOTE

FOR VALUE RECEIVED the undersigned hereby transfer(s) to

................................................................................

................................................................................

................................................................................

(Please print or type name and address (including postal code) of transferee)

U.S.$.......................  principal  amount of this  Series 2 Class M Fourth
Issuer  Note and all  rights  hereunder,  hereby  irrevocably  constituting  and appointing...........................  as attorney to  transfer  such  principal amount of this Series 2 Class M Fourth Issuer Note in the register maintained by or on behalf of PERMANENT FINANCING (NO. 4) PLC with full power of substitution.

Signature(s).......................

Date:..............................

NOTES:

1. This form of transfer must be accompanied by such documents, evidence and information as may be required pursuant to the Fourth Issuer Trust Deed and the Fourth Issuer Paying Agent and Agent Bank Agreement (as defined in the Conditions) and must be executed under the hand of the transferor or, if the transferor is a corporation, either under its common seal or under the hand of two of its officers duly authorised in writing and, in such latter case, the document so authorising such officers must be delivered with this form of transfer.

  THE SIGNATURE(S) ON THIS FORM OF TRANSFER MUST CORRESPOND WITH THE NAME(S) AS IT/THEY APPEAR(S) ON THE FACE OF THIS SERIES 2 CLASS M FOURTH ISSUER NOTE IN
   EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

                                    PART 8

                SERIES 2 CLASS C DEFINITIVE FOURTH ISSUER NOTE

------------------------------------------------------------------------------
[1,000/10,000]              [ISIN:]                      [SERIES]
                            [SERIAL NO.]
------------------------------------------------------------------------------

                        PERMANENT FINANCING (NO. 4) PLC

(Incorporated with limited liability in England with registered number 4988201)

U.S.$38,000,000 SERIES 2 CLASS C ASSET BACKED FLOATING RATE FOURTH ISSUER NOTES
                                 DUE JUNE 2042
                  (the SERIES 2 CLASS C FOURTH ISSUER NOTES)

This Series 2 Class C Fourth Issuer Note forms one of a series of notes constituted by a fourth issuer trust deed (the FOURTH ISSUER TRUST DEED) dated [{circle}], 2004 made between PERMANENT FINANCING (NO. 4) PLC (the FOURTH ISSUER) and THE BANK OF NEW YORK, as trustee for the holders of the Series 2 Class C Fourth Issuer Notes (the NOTE TRUSTEE) and issued as registered Series 2 Class C Fourth Issuer Notes in denominations of U.S.$1,000 or U.S.$10,000 each, or integral multiples thereof, or in such other denominations as the Note Trustee shall determine and notify to the holders of the relevant Series 2 Class C Fourth Issuer Notes.

THIS IS TO CERTIFY  that

is/are the registered holder(s) of one of the above-mentioned registered Series 2 Class C Fourth Issuer Notes, such Series 2 Class C Fourth Issuer Notes being in the denomination of U.S.$ ( U.S. dollars) and is/are entitled on the Interest Payment Date falling in June 2042 (or on such earlier date as the principal sum hereinafter mentioned may become repayable in accordance with the terms and conditions of the Series 2 Class C Fourth Issuer Notes (the CONDITIONS) endorsed hereon) to the repayment of such principal sum of:

                             U.S.$ ( U.S. dollars)

together with such other amounts (if any) as may be payable, all subject to and in accordance with the said Conditions and the provisions of the Fourth Issuer Trust Deed.

Interest is payable on the Principal Amount Outstanding (as defined in Condition 5(C)) endorsed hereon of this Series 2 Class C Fourth Issuer Note at rates determined in accordance with the Conditions payable quarterly in arrear on each Interest Payment Date and together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fourth Issuer Trust Deed.

IN WITNESS WHEREOF this registered Series 2 Class C Fourth Issuer Note has been executed on behalf of the Fourth Issuer.

PERMANENT FINANCING (NO. 4) PLC

By:.............................
     Director

By:.............................
     Director

Dated

CERTIFICATE OF AUTHENTICATION

This Series 2 Class C Fourth Issuer Note is duly authenticated without recourse, warranty or liability.


.................................
Duly authorised
for and on behalf of
CITIBANK, N.A.
as Registrar

                               (REVERSE OF NOTE)

                                THE CONDITIONS

[In the form set out in Schedule 3]

               FORM OF TRANSFER OF DEFINITIVE FOURTH ISSUER NOTE

FOR VALUE RECEIVED the undersigned hereby transfer(s) to

................................................................................

................................................................................

................................................................................

(Please print or type name and address (including postal code) of transferee)

U.S.$.......................  principal  amount of this  Series 2 Class C Fourth
Issuer  Note and all  rights  hereunder,  hereby  irrevocably  constituting  and appointing..................  as attorney to transfer such  principal  amount of this Series 2 Class C Fourth Issuer Note in the register maintained by or on behalf of PERMANENT FINANCING (NO. 4) PLC with full power of substitution.

Signature(s).......................

Date:..............................

NOTES:

1. This form of transfer must be accompanied by such documents, evidence and information as may be required pursuant to the Fourth Issuer Trust Deed and the Fourth Issuer Paying Agent and Agent Bank Agreement (as defined in the Conditions) and must be executed under the hand of the transferor or, if the transferor is a corporation, either under its common seal or under the hand of two of its officers duly authorised in writing and, in such latter case, the document so authorising such officers must be delivered with this form of transfer.

2. The signature(s) on this form of transfer must correspond with the name(s) as it/they appear(s) on the face of this Series 2 Class C Fourth Issuer Note in every particular, without alteration or enlargement or any change whatever.

                                    PART 9

                SERIES 3 CLASS A DEFINITIVE FOURTH ISSUER NOTE

------------------------------------------------------------------------------
[1,000/10,000]                 [ISIN:]                [SERIES]
                               [SERIAL NO.]
------------------------------------------------------------------------------

                        PERMANENT FINANCING (NO. 4) PLC

(Incorporated with limited liability in England with registered number 4988201)

 U.S.$1,500,000,000 SERIES 3 CLASS A ASSET BACKED FLOATING RATE FOURTH ISSUER
                             NOTES DUE [{circle}]
                  (the SERIES 3 CLASS A FOURTH ISSUER NOTES)

This Series 3 Class A Fourth Issuer Note forms one of a series of notes constituted by a fourth issuer trust deed (the FOURTH ISSUER TRUST DEED) dated [{circle}], 2004 made between PERMANENT FINANCING (NO. 4) PLC (the FOURTH ISSUER) and THE BANK OF NEW YORK, as trustee for the holders of the Series 3 Class A Fourth Issuer Notes (the NOTE TRUSTEE) and issued as registered Series 3 Class A Fourth Issuer Notes in denominations of US$1,000 or US$10,000 each, or integral multiples thereof, or in such other denominations as the Note Trustee shall determine and notify to the holders of the relevant Series 3 Class A Fourth Issuer Notes.

THIS IS TO CERTIFY that

is/are the registered holder(s) of one of the above-mentioned registered Series 3 Class A Fourth Issuer Notes, such Series 3 Class A Fourth Issuer Notes being in the denomination of U.S.$ ( U.S. dollars) and is/are entitled on the Interest Payment Date falling in [{circle}] (or on such earlier date as the principal sum hereinafter mentioned may become repayable in accordance with the terms and conditions of the Series 3 Class A Fourth Issuer Notes (the CONDITIONS) endorsed hereon) to the repayment of such principal sum of:

                             U.S.$ ( U.S. dollars)

together with such other amounts (if any) as may be payable, all subject to and in accordance with the said Conditions and the provisions of the Fourth Issuer Trust Deed.

Interest is payable on the Principal Amount Outstanding (as defined in Condition 5(C)) endorsed hereon of this Series 3 Class A Fourth Issuer Note at rates determined in accordance with the Conditions payable quarterly in arrear on each Interest Payment Date and together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fourth Issuer Trust Deed.

IN WITNESS WHEREOF this registered Series 3 Class A Fourth Issuer Note has been executed on behalf of the Fourth Issuer.

PERMANENT FINANCING (NO. 4) PLC

By:........................
     Director

By:........................

     Director

Dated

CERTIFICATE OF AUTHENTICATION

This Series 3 Class A Fourth Issuer Note is duly authenticated without recourse, warranty or liability.


...........................
Duly authorised
for and on behalf of
CITIBANK, N.A.
as Registrar

                               (REVERSE OF NOTE)

                                THE CONDITIONS

[In the form set out in Schedule 3]

               FORM OF TRANSFER OF DEFINITIVE FOURTH ISSUER NOTE

FOR VALUE RECEIVED the undersigned hereby transfer(s) to

................................................................................

................................................................................

................................................................................

(Please print or type name and address (including postal code) of transferee)

U.S.$.................  principal  amount of this Series 3 Class A Fourth Issuer
Note and all rights hereunder,  hereby  irrevocably  constituting and appointing
..........................  as attorney to transfer such principal amount of this
Series 3 Class A Fourth Issuer Note in the register maintained by or on behalf of PERMANENT FINANCING (NO. 4) PLC with full power of substitution.

Signature(s)..................

Date:.........................

NOTES:

1. This form of transfer must be accompanied by such documents, evidence and information as may be required pursuant to the Fourth Issuer Trust Deed and the Fourth Issuer Paying Agent and Agent Bank Agreement (as defined in the Conditions) and must be executed under the hand of the transferor or, if the transferor is a corporation, either under its common seal or under the hand of two of its officers duly authorised in writing and, in such latter case, the document so authorising such officers must be delivered with this form of transfer.

2. The signature(s) on this form of transfer must correspond with the name(s) as it/they appear(s) on the face of this Series 3 Class A Fourth Issuer Note in every particular, without alteration or enlargement or any change whatever.

                                    PART 10

                SERIES 3 CLASS B DEFINITIVE FOURTH ISSUER NOTE

-------------------------------------------------------------------------------
[1,000/10,000]              [ISIN:]                   [SERIES]
                            [SERIAL NO.]
-------------------------------------------------------------------------------

                        PERMANENT FINANCING (NO. 4) PLC

(Incorporated with limited liability in England with registered number 4988201)

 US$35,000,000 SERIES 3 CLASS B ASSET BACKED FLOATING RATE FOURTH ISSUER NOTES
                                 DUE JUNE 2042
                  (the SERIES 3 CLASS B FOURTH ISSUER NOTES)

This Series 3 Class B Fourth Issuer Note forms one of a series of notes constituted by a fourth issuer trust deed (the FOURTH ISSUER TRUST DEED) dated [{circle}], 2004 made between PERMANENT FINANCING (NO. 4) PLC (the FOURTH ISSUER) and THE BANK OF NEW YORK, as trustee for the holders of the Series 3 Class B Fourth Issuer Notes (the NOTE TRUSTEE) and issued as registered Series 3 Class B Fourth Issuer Notes in denominations of US$1,000 or US$10,000 each, or integral multiples thereof, or in such other denominations as the Note Trustee shall determine and notify to the holders of the relevant Series 3 Class B Fourth Issuer Notes.

THIS IS TO CERTIFY that

is/are the registered holder(s) of one of the above-mentioned registered Series 3 Class B Fourth Issuer Notes, such Series 3 Class B Fourth Issuer Notes being in the denomination of U.S.$ ( U.S. dollars) and is/are entitled on the Interest Payment Date falling in June 2042 (or on such earlier date as the principal sum hereinafter mentioned may become repayable in accordance with the terms and conditions of the Series 3 Class B Fourth Issuer Notes (the CONDITIONS) endorsed hereon) to the repayment of such principal sum of:

                             U.S.$ ( U.S. dollars)

together with such other amounts (if any) as may be payable, all subject to and in accordance with the said Conditions and the provisions of the Fourth Issuer Trust Deed.

Interest is payable on the Principal Amount Outstanding (as defined in Condition 5(C)) endorsed hereon of this Series 3 Class B Fourth Issuer Note at rates determined in accordance with the Conditions payable quarterly in arrear on each Interest Payment Date and together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fourth Issuer Trust Deed.

IN WITNESS WHEREOF this registered Series 3 Class B Fourth Issuer Note has been executed on behalf of the Fourth Issuer.

PERMANENT FINANCING (NO. 4) PLC

By:.............................
     Director

By:.............................
     Director

Dated

CERTIFICATE OF AUTHENTICATION

This Series 3 Class B Fourth Issuer Note is duly authenticated without recourse, warranty or liability.


.................................
Duly authorised
for and on behalf of
CITIBANK, N.A.
as Registrar

                               (REVERSE OF NOTE)

                                THE CONDITIONS

[In the form set out in Schedule 3]

               FORM OF TRANSFER OF DEFINITIVE FOURTH ISSUER NOTE

FOR VALUE RECEIVED the undersigned hereby transfer(s) to

................................................................................

................................................................................

................................................................................

(Please print or type name and address (including postal code) of transferee)

U.S.$.......................  principal  amount of this  Series 3 Class B Fourth
Issuer  Note and all  rights  hereunder,  hereby  irrevocably  constituting  and appointing.............................  as attorney to transfer such  principal amount of this Series 3 Class B Fourth Issuer Note in the register maintained by or on behalf of PERMANENT FINANCING (NO. 4) PLC with full power of substitution.

Signature(s).......................

Date:..............................

NOTES:

1. This form of transfer must be accompanied by such documents, evidence and information as may be required pursuant to the Fourth Issuer Trust Deed and the Fourth Issuer Paying Agent and Agent Bank Agreement (as defined in the Conditions) and must be executed under the hand of the transferor or, if the transferor is a corporation, either under its common seal or under the hand of two of its officers duly authorised in writing and, in such latter case, the document so authorising such officers must be delivered with this form of transfer.

2. The signature(s) on this form of transfer must correspond with the name(s) as it/they appear(s) on the face of this Series 3 Class B Fourth Issuer Note in every particular, without alteration or enlargement or any change whatever.

                                    PART 11

                SERIES 3 CLASS M DEFINITIVE FOURTH ISSUER NOTE
------------------------------------------------------------------------------
[1,000/10,000]          [ISIN:]               [SERIES]
                        [SERIAL NO.]
------------------------------------------------------------------------------

                        PERMANENT FINANCING (NO. 4) PLC

(Incorporated with limited liability in England with registered number 4988201)

 US$38,000,000 SERIES 3 CLASS M ASSET BACKED FLOATING RATE FOURTH ISSUER NOTES
                                 DUE JUNE 2042
                  (the SERIES 3 CLASS M FOURTH ISSUER NOTES)

This Series 3 Class M Fourth Issuer Note forms one of a series of notes constituted by a fourth issuer trust deed (the FOURTH ISSUER TRUST DEED) dated [{circle}], 2004 made between PERMANENT FINANCING (NO. 4) PLC (the FOURTH ISSUER) and THE BANK OF NEW YORK, as trustee for the holders of the Series 3 Class M Fourth Issuer Notes (the NOTE TRUSTEE) and issued as registered Series 3 Class M Fourth Issuer Notes in denominations of US$1,000 or US$10,000 each, or integral multiples thereof, or in such other denominations as the Note Trustee shall determine and notify to the holders of the relevant Series 3 Class M Fourth Issuer Notes.

THIS IS TO CERTIFY  that

is/are the registered holder(s) of one of the above-mentioned registered Series 3 Class M Fourth Issuer Notes, such Series 3 Class M Fourth Issuer Notes being in the denomination of U.S.$ ( U.S. dollars) and is/are entitled on the Interest Payment Date falling in June 2042 (or on such earlier date as the principal sum hereinafter mentioned may become repayable in accordance with the terms and conditions of the Series 3 Class M Fourth Issuer Notes (the CONDITIONS) endorsed hereon) to the repayment of such principal sum of:

                             U.S.$ ( U.S. dollars)

together with such other amounts (if any) as may be payable, all subject to and in accordance with the said Conditions and the provisions of the Fourth Issuer Trust Deed.

Interest is payable on the Principal Amount Outstanding (as defined in Condition 5(C)) endorsed hereon of this Series 3 Class M Fourth Issuer Note at rates determined in accordance with the Conditions payable quarterly in arrear on each Interest Payment Date and together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fourth Issuer Trust Deed.

IN WITNESS WHEREOF this registered Series 3 Class M Fourth Issuer Note has been executed on behalf of the Fourth Issuer.

PERMANENT FINANCING (NO. 4) PLC

By:.............................
     Director

By:.............................
     Director

Dated

CERTIFICATE OF AUTHENTICATION

This Series 3 Class M Fourth Issuer Note is duly authenticated without recourse, warranty or liability.


.................................
Duly authorised
for and on behalf of
CITIBANK, N.A.
as Registrar

                               (REVERSE OF NOTE)

                                THE CONDITIONS

[In the form set out in Schedule 3]

               FORM OF TRANSFER OF DEFINITIVE FOURTH ISSUER NOTE

FOR VALUE RECEIVED the undersigned hereby transfer(s) to

................................................................................

................................................................................

................................................................................

(Please print or type name and address (including postal code) of transferee)

U.S.$.......................  principal  amount of this  Series 3 Class M Fourth
Issuer  Note and all  rights  hereunder,  hereby  irrevocably  constituting  and appointing.......................  as attorney to transfer such principal amount of this Series 3 Class M Fourth Issuer Note in the register maintained by or on behalf of PERMANENT FINANCING (NO. 4) PLC with full power of substitution.

Signature(s).......................

Date:..............................

NOTES:

1. This form of transfer must be accompanied by such documents, evidence and information as may be required pursuant to the Fourth Issuer Trust Deed and the Fourth Issuer Paying Agent and Agent Bank Agreement (as defined in the Conditions) and must be executed under the hand of the transferor or, if the transferor is a corporation, either under its common seal or under the hand of two of its officers duly authorised in writing and, in such latter case, the document so authorising such officers must be delivered with this form of transfer.

2. The signature(s) on this form of transfer must correspond with the name(s) as it/they appear(s) on the face of this Series 3 Class M Fourth Issuer Note in every particular, without alteration or enlargement or any change whatever.

                                    PART 12

                SERIES 3 CLASS C DEFINITIVE FOURTH ISSUER NOTE

-----------------------------------------------------------------------------
[1,000/10,000]                    [ISIN:]                [SERIES]
                                  [SERIAL NO.]
-----------------------------------------------------------------------------

                        PERMANENT FINANCING (NO. 4) PLC

(Incorporated with limited liability in England with registered number 4988201)

 US$32,000,000 SERIES 3 CLASS C ASSET BACKED FLOATING RATE FOURTH ISSUER NOTES
                                 DUE JUNE 2042
                  (the SERIES 3 CLASS C FOURTH ISSUER NOTES)

This Series 3 Class C Fourth Issuer Note forms one of a series of notes constituted by a fourth issuer trust deed (the FOURTH ISSUER TRUST DEED) dated [{circle}], 2004 made between PERMANENT FINANCING (NO. 4) PLC (the FOURTH ISSUER) and THE BANK OF NEW YORK, as trustee for the holders of the Series 3 Class C Fourth Issuer Notes (the NOTE TRUSTEE) and issued as registered Series 3 Class C Fourth Issuer Notes in denominations of US$1,000 or US$10,000 each, or integral multiples thereof, or in such other denominations as the Note Trustee shall determine and notify to the holders of the relevant Series 3 Class C Fourth Issuer Notes.

THIS IS TO CERTIFY  that

is/are the registered holder(s) of one of the above-mentioned registered Series 3 Class C Fourth Issuer Notes, such Series 3 Class C Fourth Issuer Notes being in the denomination of U.S.$ ( U.S. dollars) and is/are entitled on the Interest Payment Date falling in June 2042 (or on such earlier date as the principal sum hereinafter mentioned may become repayable in accordance with the terms and conditions of the Series 3 Class C Fourth Issuer Notes (the CONDITIONS) endorsed hereon) to the repayment of such principal sum of:

                             U.S.$ ( U.S. dollars)

together with such other amounts (if any) as may be payable, all subject to and in accordance with the said Conditions and the provisions of the Fourth Issuer Trust Deed.

Interest is payable on the Principal Amount Outstanding (as defined in Condition 5(C)) endorsed hereon of this Series 3 Class C Fourth Issuer Note at rates determined in accordance with the Conditions payable quarterly in arrear on each Interest Payment Date and together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fourth Issuer Trust Deed.

IN WITNESS WHEREOF this registered Series 3 Class C Fourth Issuer Note has been executed on behalf of the Fourth Issuer.

PERMANENT FINANCING (NO. 4) PLC

By:.............................
     Director

By:.............................
     Director

Dated

CERTIFICATE OF AUTHENTICATION

This Series 3 Class C Fourth Issuer Note is duly authenticated without recourse, warranty or liability.


.................................
Duly authorised
for and on behalf of
CITIBANK, N.A.
as Registrar

                               (REVERSE OF NOTE)

                                THE CONDITIONS

[In the form set out in Schedule 3]

               FORM OF TRANSFER OF DEFINITIVE FOURTH ISSUER NOTE

FOR VALUE RECEIVED the undersigned hereby transfer(s) to

................................................................................

................................................................................

................................................................................

(Please print or type name and address (including postal code) of transferee)

U.S.$.......................  principal  amount of this  Series 3 Class C Fourth
Issuer  Note and all  rights  hereunder,  hereby  irrevocably  constituting  and appointing....................  as attorney to transfer such principal amount of this Series 3 Class C Fourth Issuer Note in the register maintained by or on behalf of PERMANENT FINANCING (NO. 4) PLC with full power of substitution.

Signature(s).......................

Date:..............................

NOTES:

1. This form of transfer must be accompanied by such documents, evidence and information as may be required pursuant to the Fourth Issuer Trust Deed and the Fourth Issuer Paying Agent and Agent Bank Agreement (as defined in the Conditions) and must be executed under the hand of the transferor or, if the transferor is a corporation, either under its common seal or under the hand of two of its officers duly authorised in writing and, in such latter case, the document so authorising such officers must be delivered with this form of transfer.

2. The signature(s) on this form of transfer must correspond with the name(s) as it/they appear(s) on the face of this Series 3 Class C Fourth Issuer Note in every particular, without alteration or enlargement or any change whatever.

                                    PART 13

                SERIES 4 CLASS A1 DEFINITIVE FOURTH ISSUER NOTE

------------------------------------------------------------------------------
[500,000]              [ISIN: ]             [SERIES]          [SERIAL NO.]
------------------------------------------------------------------------------

THIS FOURTH ISSUER NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE SECURITIES ACT) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND, AS A MATTER OF U.S. LAW, PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE CLOSING DATE AND THE COMMENCEMENT OF THE OFFERING OF THE FOURTH ISSUER NOTES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

                        PERMANENT FINANCING (NO. 4) PLC

(Incorporated with limited liability in England with registered number 4988201)

E1,000,000,000 SERIES 4 CLASS A1 ASSET BACKED FLOATING RATE FOURTH ISSUER NOTES
                                 DUE JUNE 2042
                  (the SERIES 4 CLASS A1 FOURTH ISSUER NOTES)

This Series 4 Class A1 Fourth Issuer Note forms one of a series of notes constituted by a fourth issuer trust deed (the FOURTH ISSUER TRUST DEED) dated [{circle}], 2004 made between PERMANENT FINANCING (NO. 4) PLC (the FOURTH ISSUER) and THE BANK OF NEW YORK, as trustee for the holders of the Series 4 Class A1 Fourth Issuer Notes (the NOTE TRUSTEE) and issued as registered Series 4 Class A1 Fourth Issuer Notes in denominations of E500,000 each, or integral multiples thereof, or in such other denominations (which must be higher than E500,000) as the Note Trustee shall determine and notify to the holders of the relevant Series 4 Class A1 Fourth Issuer Notes.

THIS IS TO CERTIFY that

is/are the registered holder(s) of one of the above-mentioned registered Series 4 Class A1 Fourth Issuer Notes, such Series 4 Class A1 Fourth Issuer Notes
being in the denomination  of E        (              euro) and is/are entitled
on the Interest Payment Date falling in June 2042 (or on such earlier date as the principal sum hereinafter mentioned may become repayable in accordance with the terms and conditions of the Series 4 Class A1 Fourth Issuer Notes (the CONDITIONS) endorsed hereon) to the repayment of such principal sum of:

                                   E ( euro)

together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fourth Issuer Trust Deed.

Interest is payable on the Principal Amount Outstanding (as defined in Condition 5(C)) endorsed hereon of this Series 4 Class A1 Fourth Issuer Note at rates determined in accordance with the said Conditions payable quarterly, as the case may be, in arrear on each Interest Payment Date and together with such other amounts (if any) as may be payable, all subject to and in accordance with the said Conditions and the provisions of the Fourth Issuer Trust Deed.

IN WITNESS WHEREOF this registered Series 4 Class A1 Fourth Issuer Note has been executed on behalf of the Fourth Issuer.

PERMANENT FINANCING (NO. 4) PLC

By:.............................
     Director

By:.............................
     Director

Dated

CERTIFICATE OF AUTHENTICATION

This Series 4 Class A1 Fourth Issuer Note is duly authenticated without recourse, warranty or liability.


.................................
Duly authorised
for and on behalf of
CITIBANK, N.A.
as Registrar

                               (REVERSE OF NOTE)

                                THE CONDITIONS

[In the form set out in Schedule 3]

               FORM OF TRANSFER OF DEFINITIVE FOURTH ISSUER NOTE

FOR VALUE RECEIVED the undersigned hereby transfer(s) to

................................................................................

................................................................................

................................................................................

(Please print or type name and address (including postal code) of transferee)

E........................... principal amount  of this Series 4 Class A1 Fourth
Issuer  Note  and  all  rights hereunder, hereby irrevocably  constituting  and
appointing.........................................as attorney to transfer such principal amount of this Series 4 Class A1 Fourth Issuer Note in the register maintained by or on behalf of PERMANENT FINANCING (NO. 4) PLC with full power of substitution.

Signature(s).......................

Date:..............................

NOTES:

1. This form of transfer must be accompanied by such documents, evidence and information as may be required pursuant to the Fourth Issuer Trust Deed and the Fourth Issuer Paying Agent and Agent Bank Agreement (as defined in the Conditions) and must be executed under the hand of the transferor or, if the transferor is a corporation, either under its common seal or under the hand of two of its officers duly authorised in writing and, in such latter case, the document so authorising such officers must be delivered with this form of transfer.

2. The signature(s) on this form of transfer must correspond with the name(s) as it/they appear(s) on the face of this Series 4 Class A1 Fourth Issuer Note in every particular, without alteration or enlargement or any change whatever.

                                    PART 14

                SERIES 4 CLASS A2 DEFINITIVE FOURTH ISSUER NOTE

-----------------------------------------------------------------------------
[1,000/10,000]         [ISIN:]           [SERIES]             [SERIAL NO.]
-----------------------------------------------------------------------------

THIS FOURTH ISSUER NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE SECURITIES ACT) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND, AS A MATTER OF U.S. LAW, PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE CLOSING DATE AND THE COMMENCEMENT OF THE OFFERING OF THE FOURTH ISSUER NOTES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

                        PERMANENT FINANCING (NO. 4) PLC

(Incorporated with limited liability in England with registered number 4988201)

{pound-sterling}600,000,000 SERIES 4 CLASS A2 ASSET BACKED FLOATING RATE FOURTH
                          ISSUER NOTES DUE JUNE 2042
                  (the SERIES 4 CLASS A2 FOURTH ISSUER NOTES)

This Series 4 Class A2 Fourth Issuer Note forms one of a series of notes constituted by a fourth issuer trust deed (the FOURTH ISSUER TRUST DEED) dated [{circle}], 2004 made between PERMANENT FINANCING (NO. 4) PLC (the FOURTH ISSUER) and THE BANK OF NEW YORK, as trustee for the holders of the Series 4 Class A2 Fourth Issuer Notes (the NOTE TRUSTEE) and issued as registered Series 4 Class A2 Fourth Issuer Notes in denominations of {pound-sterling}1,000 or {pound-sterling}10,000 each, or integral multiples thereof, or in such other denominations as the Note Trustee shall determine and notify to the holders of the relevant Series 4 Class A2 Fourth Issuer Notes.

THIS IS TO CERTIFY that

is/are the registered holder(s) of one of the above-mentioned registered Series 4 Class A2 Fourth Issuer Notes, such Series 4 Class A2 Fourth Issuer Notes
being   in  the  denomination  of  {pound-sterling}       (              pounds
sterling) and is/are entitled on the Interest Payment Date falling in June 2042 (or on such earlier date as the principal sum hereinafter mentioned may become repayable in accordance with the terms and conditions of the Series 4 Class A2 Fourth Issuer Notes (the CONDITIONS) endorsed hereon) to the repayment of such principal sum of:

                      {pound-sterling} ( pounds sterling)

together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fourth Issuer Trust Deed.

Interest is payable on the Principal Amount Outstanding (as defined in Condition 5(C)) endorsed hereon of this Series 4 Class A2 Fourth Issuer Note at rates determined in accordance with the said Conditions payable quarterly, as the case may be, in arrear on each Interest Payment Date and together with such other amounts (if any) as may be payable, all subject to and in accordance with the said Conditions and the provisions of the Fourth Issuer Trust Deed.

IN WITNESS WHEREOF this registered Series 4 Class A2 Fourth Issuer Note has been executed on behalf of the Fourth Issuer.

PERMANENT FINANCING (NO. 4) PLC

By:.............................
     Director

By:.............................
     Director

Dated

CERTIFICATE OF AUTHENTICATION

This Series 4 Class A2 Fourth Issuer Note is duly authenticated without recourse, warranty or liability.


.................................
Duly authorised
for and on behalf of
CITIBANK, N.A.
as Registrar

                               (REVERSE OF NOTE)

                                THE CONDITIONS

[In the form set out in Schedule 3]

               FORM OF TRANSFER OF DEFINITIVE FOURTH ISSUER NOTE

FOR VALUE RECEIVED the undersigned hereby transfer(s) to

................................................................................

................................................................................

................................................................................

(Please print or type name and address (including postal code) of transferee)

{pound-sterling}............  principal  amount of this Series 4 Class A2 Fourth
Issuer  Note and all  rights  hereunder,  hereby  irrevocably  constituting  and appointing..........................  as  attorney to  transfer  such  principal amount of this Series 4 Class A2 Fourth Issuer Note in the register maintained by or on behalf of PERMANENT FINANCING (NO. 4) PLC with full power of substitution.

Signature(s).......................

Date:..............................

NOTES:

1. This form of transfer must be accompanied by such documents, evidence and information as may be required pursuant to the Fourth Issuer Trust Deed and the Fourth Issuer Paying Agent and Agent Bank Agreement (as defined in the Conditions) and must be executed under the hand of the transferor or, if the transferor is a corporation, either under its common seal or under the hand of two of its officers duly authorised in writing and, in such latter case, the document so authorising such officers must be delivered with this form of transfer.

2. The signature(s) on this form of transfer must correspond with the name(s) as it/they appear(s) on the face of this Series 4 Class A2 Fourth Issuer Note in every particular, without alteration or enlargement or any change whatever.

                                    PART 15

                SERIES 4 CLASS B DEFINITIVE FOURTH ISSUER NOTE

---------------------------------------------------------------------------
   [500,000]         [ISIN:]          [SERIES]           [SERIAL NO.]
---------------------------------------------------------------------------

THIS FOURTH ISSUER NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE SECURITIES ACT) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND, AS A MATTER OF U.S. LAW, PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE CLOSING DATE AND THE COMMENCEMENT OF THE OFFERING OF THE FOURTH ISSUER NOTES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

                        PERMANENT FINANCING (NO. 4) PLC

(Incorporated with limited liability in England with registered number 4988201)

E65,000,000 SERIES 4 CLASS B ASSET BACKED FLOATING RATE FOURTH ISSUER NOTES DUE
                                   JUNE 2042
                  (the SERIES 4 CLASS B FOURTH ISSUER NOTES)

This Series 4 Class B Fourth Issuer Note forms one of a series of notes constituted by a fourth issuer trust deed (the FOURTH ISSUER TRUST DEED) dated [{circle}], 2004 made between PERMANENT FINANCING (NO. 4) PLC (the FOURTH ISSUER) and THE BANK OF NEW YORK, as trustee for the holders of the Series 4 Class B Fourth Issuer Notes (the NOTE TRUSTEE) and issued as registered Series 4 Class B Fourth Issuer Notes in denominations of e500,000 each, or integral multiples thereof, or in such other denominations (which must be higher than e500,000) as the Note Trustee shall determine and notify to the holders of the relevant Series 4 Class B Fourth Issuer Notes.

THIS IS TO CERTIFY that

is/are the registered holder(s) of one of the above-mentioned registered Series 4 Class B Fourth Issuer Notes, such Series 4 Class B Fourth Issuer Notes being in the denomination of E ( euro) and is/are entitled on the Interest Payment Date falling in June 2042 (or on such earlier date as the principal sum hereinafter mentioned may become repayable in accordance with the terms and conditions of the Series 4 Class B Fourth Issuer Notes (the CONDITIONS) endorsed hereon) to the repayment of such principal sum of:

                                   E ( euro)

together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fourth Issuer Trust Deed.

Interest is payable on the Principal Amount Outstanding (as defined in Condition 5(C)) endorsed hereon of this Series 4 Class B Fourth Issuer Note at rates determined in accordance with the Conditions payable quarterly in arrear on each Interest Payment Date and together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fourth Issuer Trust Deed.

IN WITNESS WHEREOF this registered Series 4 Class B Fourth Issuer Note has been executed on behalf of the Fourth Issuer.

PERMANENT FINANCING (NO. 4) PLC

By:.............................
     Director

By:.............................
     Director

Dated

CERTIFICATE OF AUTHENTICATION

This Series 4 Class B Fourth Issuer Note is duly authenticated without recourse, warranty or liability.


.................................
Duly authorised
for and on behalf of
CITIBANK, N.A.
as Registrar

                               (REVERSE OF NOTE)

                                THE CONDITIONS

[In the form set out in Schedule 3]

               FORM OF TRANSFER OF DEFINITIVE FOURTH ISSUER NOTE

FOR VALUE RECEIVED the undersigned hereby transfer(s) to

................................................................................

................................................................................

................................................................................

(Please print or type name and address (including postal code) of transferee)

E...........................  principal  amount of this  Series 4 Class B Fourth
Issuer  Note and all  rights  hereunder,  hereby  irrevocably  constituting  and appointing........................ as attorney to transfer such principal amount of this Series 4 Class B Fourth Issuer Note in the register maintained by or on behalf of PERMANENT FINANCING (NO. 4) PLC with full power of substitution.

Signature(s).......................

Date:..............................

NOTES:

1. This form of transfer must be accompanied by such documents, evidence and information as may be required pursuant to the Fourth Issuer Trust Deed and the Fourth Issuer Paying Agent and Agent Bank Agreement (as defined in the Conditions) and must be executed under the hand of the transferor or, if the transferor is a corporation, either under its common seal or under the hand of two of its officers duly authorised in writing and, in such latter case, the document so authorising such officers must be delivered with this form of transfer.

2. The signature(s) on this form of transfer must correspond with the name(s) as it/they appear(s) on the face of this Series 4 Class B Fourth Issuer Note in every particular, without alteration or enlargement or any change whatever.

                                    PART 16

                SERIES 4 CLASS M DEFINITIVE FOURTH ISSUER NOTE

-----------------------------------------------------------------------------
        [500,000]         [ISIN: ]          [SERIES]       [SERIAL NO.]
-----------------------------------------------------------------------------

THIS FOURTH ISSUER NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE SECURITIES ACT) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND, AS A MATTER OF U.S. LAW, PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE CLOSING DATE AND THE COMMENCEMENT OF THE OFFERING OF THE FOURTH ISSUER NOTES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

                        PERMANENT FINANCING (NO. 4) PLC

(Incorporated with limited liability in England with registered number 4988201)

E68,000,000 SERIES 4 CLASS M ASSET BACKED FLOATING RATE FOURTH ISSUER NOTES DUE
                                   JUNE 2042
                  (the SERIES 4 CLASS M FOURTH ISSUER NOTES)

This Series 4 Class M Fourth Issuer Note forms one of a series of notes constituted by a fourht issuer trust deed (the FOURTH ISSUER TRUST DEED) dated [{circle}], 2004 made between PERMANENT FINANCING (NO. 4) PLC (the FOURTH ISSUER) and THE BANK OF NEW YORK, as trustee for the holders of the Series 4 Class M Fourth Issuer Notes (the NOTE TRUSTEE) and issued as registered Series 4 Class M Fourth Issuer Notes in denominations of E500,000 each, or integral multiples thereof, or in such other denominations (which must be higher than E500,000) as the Note Trustee shall determine and notify to the holders of the relevant Series 4 Class m Fourth Issuer Notes.

THIS IS TO CERTIFY that

is/are the registered holder(s) of one of the above-mentioned registered Series 4 Class M Fourth Issuer Notes, such Series 4 Class M Fourth Issuer Notes being in the denomination of E ( euro) and is/are entitled on the Interest Payment Date falling in June 2042 (or on such earlier date as the principal sum hereinafter mentioned may become repayable in accordance with the terms and conditions of the Series 4 Class M Fourth Issuer Notes (the Conditions) endorsed hereon) to the repayment of such principal sum of:

                                   E ( euro)

together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fourth Issuer Trust Deed.

Interest is payable on the Principal Amount Outstanding (as defined in Condition 5(C)) endorsed hereon of this Series 4 Class M Fourth Issuer Note at rates determined in accordance with the Conditions payable quarterly in arrear on each Interest Payment Date and together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fourth Issuer Trust Deed.

IN WITNESS WHEREOF this registered Series 4 Class M Fourth Issuer Note has been executed on behalf of the Fourth Issuer.

PERMANENT FINANCING (NO. 4) PLC

By:.............................
     Director

By:.............................
     Director

Dated

CERTIFICATE OF AUTHENTICATION

This Series 4 Class M Fourth Issuer Note is duly authenticated without recourse, warranty or liability.


.................................
Duly authorised
for and on behalf of
CITIBANK, N.A.
as Registrar

                               (REVERSE OF NOTE)

                                THE CONDITIONS

[In the form set out in Schedule 3]

               FORM OF TRANSFER OF DEFINITIVE FOURTH ISSUER NOTE

FOR VALUE RECEIVED the undersigned hereby transfer(s) to

................................................................................

................................................................................

................................................................................

(Please print or type name and address (including postal code) of transferee)

E...........................  principal  amount of this  Series 4 Class M Fourth
Issuer  Note and all  rights  hereunder,  hereby  irrevocably  constituting  and appointing.................  as attorney to transfer  such  principal  amount of this Series 4 Class M Fourth Issuer Note in the register maintained by or on behalf of PERMANENT FINANCING (NO. 4) PLC with full power of substitution.

Signature(s).......................

Date:..............................

NOTES:

1. This form of transfer must be accompanied by such documents, evidence and information as may be required pursuant to the Fourth Issuer Trust Deed and the Fourth Issuer Paying Agent and Agent Bank Agreement (as defined in the Conditions) and must be executed under the hand of the transferor or, if the transferor is a corporation, either under its common seal or under the hand of two of its officers duly authorised in writing and, in such latter case, the document so authorising such officers must be delivered with this form of transfer.

2. The signature(s) on this form of transfer must correspond with the name(s) as it/they appear(s) on the face of this Series 4 Class M Fourth Issuer Note in every particular, without alteration or enlargement or any change whatever.

                                    PART 17

                SERIES 4 CLASS C DEFINITIVE FOURTH ISSUER NOTE

-----------------------------------------------------------------------------
        [500,000]         [ISIN: ]          [SERIES]       [SERIAL NO.]
-----------------------------------------------------------------------------

THIS FOURTH ISSUER NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE SECURITIES ACT) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND, AS A MATTER OF U.S. LAW, PRIOR TO
THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE CLOSING DATE AND THE COMMENCEMENT OF THE OFFERING OF THE FOURTH ISSUER NOTES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

                        PERMANENT FINANCING (NO. 4) PLC

(Incorporated with limited liability in England with registered number 4988201)

E[{circle}] SERIES 4 CLASS C ASSET BACKED FLOATING RATE FOURTH ISSUER NOTES DUE
                                   JUNE 2042
                  (the SERIES 4 CLASS C FOURTH ISSUER NOTES)

This Series 4 Class C Fourth Issuer Note forms one of a series of notes constituted by a second issuer trust deed (the FOURTH ISSUER TRUST DEED) dated [{circle}], 2004 made between PERMANENT FINANCING (NO. 4) PLC (the FOURTH ISSUER) and THE BANK OF NEW YORK, as trustee for the holders of the Series 4 Class C Fourth Issuer Notes (the NOTE TRUSTEE) and issued as registered Series 4 Class C Fourth Issuer Notes in denominations of E500,000 each, or integral multiples thereof, or in such other denominations (which must be higher than E500,000) as the Note Trustee shall determine and notify to the holders of the relevant Series 4 Class C Fourth Issuer Notes.

THIS IS TO CERTIFY that

is/are the registered holder(s) of one of the above-mentioned registered Series 4 Class C Fourth Issuer Notes, such Series 4 Class C Fourth Issuer Notes being in the denomination of e ( euro) and is/are entitled on the Interest Payment Date falling in June 2042 (or on such earlier date as the principal sum hereinafter mentioned may become repayable in accordance with the terms and conditions of the Series 4 Class C Fourth Issuer Notes (the Conditions) endorsed hereon) to the repayment of such principal sum of:

            E                      (                          euro)

together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fourth Issuer Trust Deed.

Interest is payable on the Principal Amount Outstanding (as defined in Condition 5(C)) endorsed hereon of this Series 4 Class C Fourth Issuer Note at rates determined in accordance with the Conditions payable quarterly in arrear on each Interest Payment Date and together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fourth Issuer Trust Deed.

IN WITNESS WHEREOF this registered Series 4 Class C Fourth Issuer Note has been executed on behalf of the Fourth Issuer.

PERMANENT FINANCING (NO. 4) PLC

By:.............................
     Director

By:.............................
     Director

Dated

CERTIFICATE OF AUTHENTICATION

This Series 4 Class C Fourth Issuer Note is duly authenticated without recourse, warranty or liability.


.................................
Duly authorised
for and on behalf of
CITIBANK, N.A.
as Registrar

                               (REVERSE OF NOTE)

                                THE CONDITIONS

[In the form set out in Schedule 3]

               FORM OF TRANSFER OF DEFINITIVE FOURTH ISSUER NOTE

FOR VALUE RECEIVED the undersigned hereby transfer(s) to

................................................................................

................................................................................

................................................................................

(Please print or type name and address (including postal code) of transferee)

E...........................  principal  amount of this  Series 4 Class C Fourth
Issuer  Note and all  rights  hereunder,  hereby  irrevocably  constituting  and
appointinG  ........................  as  attorney to  transfer  such  principal amount of this Series 4 Class C Fourth Issuer Note in the register maintained by or on behalf of PERMANENT FINANCING (NO. 4) PLC with full power of substitution.

Signature(s).......................

Date:..............................

NOTES:

1. This form of transfer must be accompanied by such documents, evidence and information as may be required pursuant to the Fourth Issuer Trust Deed and the Fourth Issuer Paying Agent and Agent Bank Agreement (as defined in the Conditions) and must be executed under the hand of the transferor or, if the transferor is a corporation, either under its common seal or under the hand of two of its officers duly authorised in writing and, in such latter case, the document so authorising such officers must be delivered with this form of transfer.

2. The signature(s) on this form of transfer must correspond with the name(s) as it/they appear(s) on the face of this Series 4 Class C Fourth Issuer
      Note in every particular, without alteration or enlargement or any change whatever.

                                    PART 18

                SERIES 5 CLASS A DEFINITIVE FOURTH ISSUER NOTE

-----------------------------------------------------------------------------
     [1,000/10,000]         [ISIN: ]          [SERIES]       [SERIAL NO.]
-----------------------------------------------------------------------------

THIS FOURTH ISSUER NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE SECURITIES ACT) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND, AS A MATTER OF U.S. LAW, PRIOR TO
THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE CLOSING DATE AND THE COMMENCEMENT OF THE OFFERING OF THE FOURTH ISSUER NOTES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

                        PERMANENT FINANCING (NO. 4) PLC

(Incorporated with limited liability in England with registered number 4988201)

 E700,000,000 SERIES 5 CLASS A ASSET BACKED FIXED-FLOATING RATE FOURTH ISSUER
                              NOTES DUE JUNE 2042
                  (the SERIES 5 CLASS A FOURTH ISSUER NOTES)

This Series 5 Class A Fourth Issuer Note forms one of a series of notes constituted by a fourth issuer trust deed (the FOURTH ISSUER TRUST DEED) dated [{circle}], 2004 made between PERMANENT FINANCING (NO. 4) PLC (the FOURTH ISSUER) and THE BANK OF NEW YORK, as trustee for the holders of the Series 5 Class A Fourth Issuer Notes (the NOTE TRUSTEE) and issued as registered Series 5 Class A Fourth Issuer Notes in denominations of E500,000, or integral multiples thereof, or in such other denominations as the Note Trustee shall determine (which must be higher than E500,000) and notify to the holders of the relevant Series 5 Class A Fourth Issuer Notes.

THIS IS TO CERTIFY that

is/are the registered holder(s) of one of the above-mentioned registered Series 5 Class A Fourth Issuer Notes, such Series 5 Class A Fourth Issuer Notes being in the denomination of E ( euro) and is/are entitled on the Interest Payment Date falling in June 2042 (or on such earlier date as the principal sum hereinafter mentioned may become repayable in accordance with the terms and conditions of the Series 5 Class A Fourth Issuer Notes (the CONDITIONS endorsed hereon) to the repayment of such principal sum of:

          E                          (                          euro)

together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fourth Issuer Trust Deed.

Interest is payable on the Principal Amount Outstanding (as defined in Condition 5(C)) endorsed hereon of this Series 5 Class A Fourth Issuer Note at rates determined in accordance with the Conditions payable quarterly in annually or arrear, as the case may be, on each Interest Payment Date and together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fourth Issuer Trust Deed.

IN WITNESS WHEREOF this registered Series 5 Class A Fourth Issuer Note has been executed on behalf of the Fourth Issuer.

PERMANENT FINANCING (NO. 4) PLC

By:.............................
     Director

By:.............................
     Director

Dated

CERTIFICATE OF AUTHENTICATION

This Series 5 Class A Fourth Issuer Note is duly authenticated without recourse, warranty or liability.


.................................
Duly authorised
for and on behalf of
CITIBANK, N.A.
as Registrar

                               (REVERSE OF NOTE)

                                THE CONDITIONS

[In the form set out in Schedule 3]

               FORM OF TRANSFER OF DEFINITIVE FOURTH ISSUER NOTE

FOR VALUE RECEIVED the undersigned hereby transfer(s) to

................................................................................

................................................................................

................................................................................

(Please print or type name and address (including postal code) of transferee)

E...........................  principal  amount of this  Series 5 Class A Fourth
Issuer  Note and all  rights  hereunder,  hereby  irrevocably  constituting  and appointing...........................  as attorney to  transfer  such  principal amount of this Series 5 Class A Fourth Issuer Note in the register maintained by or on behalf of PERMANENT FINANCING (NO. 4) PLC with full power of substitution.

Signature(s).......................

Date:..............................

NOTES:

1. This form of transfer must be accompanied by such documents, evidence and information as may be required pursuant to the Fourth Issuer Trust Deed and the Fourth Issuer Paying Agent and Agent Bank Agreement (as defined in the Conditions) and must be executed under the hand of the transferor or, if the transferor is a corporation, either under its common seal or under the hand of two of its officers duly authorised in writing and, in such latter case, the document so authorising such officers must be delivered with this form of transfer.

2. The signature(s) on this form of transfer must correspond with the name(s) as it/they appear(s) on the face of this Series 5 Class A Fourth Issuer
      Note in every particular, without alteration or enlargement or any change whatever.

                                    PART 19

                SERIES 5 CLASS B DEFINITIVE FOURTH ISSUER NOTE

-----------------------------------------------------------------------------
        [500,000]         [ISIN: ]          [SERIES]       [SERIAL NO.]
-----------------------------------------------------------------------------

THIS FOURTH ISSUER NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE SECURITIES ACT) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND, AS A MATTER OF U.S. LAW, PRIOR TO
THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE CLOSING DATE AND THE COMMENCEMENT OF THE OFFERING OF THE FOURTH ISSUER NOTES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

                        PERMANENT FINANCING (NO. 4) PLC

(Incorporated with limited liability in England with registered number 4988201)

E17,000,000 SERIES 5 CLASS B ASSET BACKED FLOATING RATE FOURTH ISSUER NOTES DUE
                                   JUNE 2042
                  (the SERIES 5 CLASS B FOURTH ISSUER NOTES)

This Series 5 Class B Fourth Issuer Note forms one of a series of notes constituted by a fourth issuer trust deed (the FOURTH ISSUER TRUST DEED) dated [{circle}], 2004 made between PERMANENT FINANCING (NO. 4) PLC (the FOURTH ISSUER) and THE BANK OF NEW YORK, as trustee for the holders of the Series 5 Class B Fourth Issuer Notes (the NOTE TRUSTEE) and issued as registered Series 5 Class B Fourth Issuer Notes in denominations of E500,000 each, or integral multiples thereof, or in such other denominations (which must be higher than E500,000) as the Note Trustee shall determine and notify to the holders of the relevant Series 5 Class B Fourth Issuer Notes.

THIS IS TO CERTIFY that

is/are the registered holder(s) of one of the above-mentioned registered Series 5 Class B Fourth Issuer Notes, such Series 5 Class B Fourth Issuer Notes being
in  the denomination of E                      (                          euro)
and is/are entitled on the Interest Payment Date falling in June 2042 (or on such earlier date as the principal sum hereinafter mentioned may become repayable in accordance with the terms and conditions of the Series 5 Class B Fourth Issuer Notes (the CONDITIONS) endorsed hereon) to the repayment of such principal sum of:

            E                      (                          euro)

together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fourth Issuer Trust Deed.

Interest is payable on the Principal Amount Outstanding (as defined in Condition 5(C)) endorsed hereon of this Series 5 Class B Fourth Issuer Note at rates determined in accordance with the Conditions payable quarterly in arrear on each Interest Payment Date and together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fourth Issuer Trust Deed.

IN WITNESS WHEREOF this registered Series 5 Class B Fourth Issuer Note has been executed on behalf of the Fourth Issuer.

PERMANENT FINANCING (NO. 4) PLC

By:.............................
     Director

By:.............................
     Director

Dated

CERTIFICATE OF AUTHENTICATION

This Series 5 Class B Fourth Issuer Note is duly authenticated without recourse, warranty or liability.


.................................
Duly authorised
for and on behalf of
CITIBANK, N.A.
as Registrar

                               (REVERSE OF NOTE)

                                THE CONDITIONS

[In the form set out in Schedule 3]

               FORM OF TRANSFER OF DEFINITIVE FOURTH ISSUER NOTE

FOR VALUE RECEIVED the undersigned hereby transfer(s) to

................................................................................

................................................................................

................................................................................

(Please print or type name and address (including postal code) of transferee)

E...........................  principal  amount of this  Series 5 Class B Fourth
Issuer  Note and all  rights  hereunder,  hereby  irrevocably  constituting  and appointing...........................  as attorney to  transfer  such  principal amount of this Series 5 Class B Fourth Issuer Note in the register maintained by or on behalf of PERMANENT FINANCING (NO. 4) PLC with full power of substitution.

Signature(s).......................

Date:..............................

NOTES:

1. This form of transfer must be accompanied by such documents, evidence and information as may be required pursuant to the Fourth Issuer Trust Deed and the Fourth Issuer Paying Agent and Agent Bank Agreement (as defined in the Conditions) and must be executed under the hand of the transferor or, if the transferor is a corporation, either under its common seal or under the hand of two of its officers duly authorised in writing and, in such latter case, the document so authorising such officers must be delivered with this form of transfer.

2. The signature(s) on this form of transfer must correspond with the name(s) as it/they appear(s) on the face of this Series 5 Class B Fourth Issuer
      Note in every particular, without alteration or enlargement or any change whatever.

                                    PART 20

                SERIES 5 CLASS M DEFINITIVE FOURTH ISSUER NOTE

-----------------------------------------------------------------------------
        [500,000]         [ISIN: ]          [SERIES]       [SERIAL NO.]
-----------------------------------------------------------------------------

THIS FOURTH ISSUER NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE SECURITIES ACT) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND, AS A MATTER OF U.S. LAW, PRIOR TO
THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE CLOSING DATE AND THE COMMENCEMENT OF THE OFFERING OF THE FOURTH ISSUER NOTES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

                        PERMANENT FINANCING (NO. 4) PLC

(Incorporated with limited liability in England with registered number 4988201)

E15,000,000 SERIES 5 CLASS M ASSET BACKED FLOATING RATE FOURTH ISSUER NOTES DUE
                                   JUNE 2042
                  (the SERIES 5 CLASS M FOURTH ISSUER NOTES)

This Series 5 Class M Fourth Issuer Note forms one of a series of notes constituted by a second issuer trust deed (the FOURTH ISSUER TRUST DEED) dated [{circle}], 2004 made between PERMANENT FINANCING (NO. 4) PLC (the FOURTH ISSUER) and THE BANK OF NEW YORK, as trustee for the holders of the Series 5 Class M Fourth Issuer Notes (the NOTE TRUSTEE) and issued as registered Series 5 Class M Fourth Issuer Notes in denominations of E500,000 each, or integral multiples thereof, or in such other denominations (which must be higher than E500,000) as the Note Trustee shall determine and notify to the holders of the relevant Series 5 Class M.

THIS IS TO CERTIFY that

is/are the registered holder(s) of one of the above-mentioned registered Series 5 Class M Fourth Issuer Notes, such Series 5 Class M Fourth Issuer Notes being in the denomination of E ( euro) and is/are entitled on the Interest Payment Date falling in June 2042 (or on such earlier date as the principal sum hereinafter mentioned may become repayable in accordance with the terms and conditions of the Series 5 Class M Fourth Issuer Notes (the Conditions) endorsed hereon) to the repayment of such principal sum of:

            E                      (                          euro)

together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fourth Issuer Trust Deed.

Interest is payable on the Principal Amount Outstanding (as defined in Condition 5(C)) endorsed hereon of this Series 5 Class M Fourth Issuer Note at rates determined in accordance with the Conditions payable quarterly in arrear on each Interest Payment Date and together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fourth Issuer Trust Deed.

IN WITNESS WHEREOF this registered Series 5 Class C Fourth Issuer Note has been executed on behalf of the Fourth Issuer.

PERMANENT FINANCING (NO. 4) PLC

By:.............................
     Director

By:.............................
     Director

Dated

CERTIFICATE OF AUTHENTICATION

This Series 5 Class M Fourth Issuer Note is duly authenticated without recourse, warranty or liability.


.................................
Duly authorised
for and on behalf of
CITIBANK, N.A.
as Registrar

                               (REVERSE OF NOTE)

                                THE CONDITIONS

[In the form set out in Schedule 3]

               FORM OF TRANSFER OF DEFINITIVE FOURTH ISSUER NOTE

FOR VALUE RECEIVED the undersigned hereby transfer(s) to

................................................................................

................................................................................

................................................................................

(Please print or type name and address (including postal code) of transferee)

E...........................  principal  amount of this  Series 5 Class M Fourth
Issuer  Note and all  rights  hereunder,  hereby  irrevocably  constituting  and appointing...........................  as attorney to  transfer  such  principal amount of this Series 5 Class M Fourth Issuer Note in the register maintained by or on behalf of PERMANENT FINANCING (NO. 4) PLC with full power of substitution.

Signature(s).......................

Date:..............................

NOTES:

1. This form of transfer must be accompanied by such documents, evidence and information as may be required pursuant to the Fourth Issuer Trust Deed and the Fourth Issuer Paying Agent and Agent Bank Agreement (as defined in the Conditions) and must be executed under the hand of the transferor or, if the transferor is a corporation, either under its common seal or under the hand of two of its officers duly authorised in writing and, in such latter case, the document so authorising such officers must be delivered with this form of transfer.

2. The signature(s) on this form of transfer must correspond with the name(s) as it/they appear(s) on the face of this Series 5 Class M Fourth Issuer
      Note in every particular, without alteration or enlargement or any change whatever.

                                    PART 21

                SERIES 5 CLASS C DEFINITIVE FOURTH ISSUER NOTE

-----------------------------------------------------------------------------
        [500,000]         [ISIN: ]          [SERIES]       [SERIAL NO.]
-----------------------------------------------------------------------------

THIS FOURTH ISSUER NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE SECURITIES ACT) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND, AS A MATTER OF U.S. LAW, PRIOR TO
THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE CLOSING DATE AND THE COMMENCEMENT OF THE OFFERING OF THE FOURTH ISSUER NOTES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

                        PERMANENT FINANCING (NO. 4) PLC

(Incorporated with limited liability in England with registered number 4988201)

E15,000,000 SERIES 5 CLASS C ASSET BACKED FLOATING RATE FOURTH ISSUER NOTES DUE
                                   JUNE 2042
                  (the SERIES 5 CLASS C FOURTH ISSUER NOTES)

This Series 5 Class C Fourth Issuer Note forms one of a series of notes constituted by a second issuer trust deed (the FOURTH ISSUER TRUST DEED) dated [{circle}], 2004 made between PERMANENT FINANCING (NO. 4) PLC (the FOURTH ISSUER) and THE BANK OF NEW YORK, as trustee for the holders of the Series 5 Class C Fourth Issuer Notes (the NOTE TRUSTEE) and issued as registered Series 5 Class C Fourth Issuer Notes in denominations of E500,000 each, or integral multiples thereof, or in such other denominations (which must be higher than E500,000) as the Note Trustee shall determine and notify to the holders of the relevant Series 5 Class C.

THIS IS TO CERTIFY that

is/are the registered holder(s) of one of the above-mentioned registered Series 5 Class C Fourth Issuer Notes, such Series 5 Class C Fourth Issuer Notes being in the denomination of E ( euro) and is/are entitled on the Interest Payment Date falling in June 2042 (or on such earlier date as the principal sum hereinafter mentioned may become repayable in accordance with the terms and conditions of the Series 5 Class C Fourth Issuer Notes (the Conditions) endorsed hereon) to the repayment of such principal sum of:

            E                      (                          euro)

together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fourth Issuer Trust Deed.

Interest is payable on the Principal Amount Outstanding (as defined in Condition 5(C)) endorsed hereon of this Series 5 Class C Fourth Issuer Note at rates determined in accordance with the Conditions payable quarterly in arrear on each Interest Payment Date and together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Fourth Issuer Trust Deed.

IN WITNESS WHEREOF this registered Series 5 Class C Fourth Issuer Note has been executed on behalf of the Fourth Issuer.

PERMANENT FINANCING (NO. 4) PLC

By:.............................
     Director

By:.............................
     Director

Dated

CERTIFICATE OF AUTHENTICATION

This Series 5 Class C Fourth Issuer Note is duly authenticated without recourse, warranty or liability.


.................................
Duly authorised
for and on behalf of
CITIBANK, N.A.
as Registrar

                               (REVERSE OF NOTE)

                                THE CONDITIONS

[In the form set out in Schedule 3]

               FORM OF TRANSFER OF DEFINITIVE FOURTH ISSUER NOTE

FOR VALUE RECEIVED the undersigned hereby transfer(s) to

................................................................................

................................................................................

................................................................................

(Please print or type name and address (including postal code) of transferee)

E...........................  principal  amount of this  Series 5 Class C Fourth
Issuer  Note and all  rights  hereunder,  hereby  irrevocably  constituting  and appointing...........................  as attorney to  transfer  such  principal amount of this Series 5 Class C Fourth Issuer Note in the register maintained by or on behalf of PERMANENT FINANCING (NO. 4) PLC with full power of substitution.

Signature(s).......................

Date:..............................

NOTES:

1. This form of transfer must be accompanied by such documents, evidence and information as may be required pursuant to the Fourth Issuer Trust Deed and the Fourth Issuer Paying Agent and Agent Bank Agreement (as defined in the Conditions) and must be executed under the hand of the transferor or, if the transferor is a corporation, either under its common seal or under the hand of two of its officers duly authorised in writing and, in such latter case, the document so authorising such officers must be delivered with this form of transfer.

2. The signature(s) on this form of transfer must correspond with the name(s) as it/they appear(s) on the face of this Series 5 Class C Fourth Issuer
      Note in every particular, without alteration or enlargement or any change whatever.

                                  SCHEDULE 3

                TERMS AND CONDITIONS OF THE FOURTH ISSUER NOTES

            [TO BE INSERTED FROM OFFERING CIRCULAR WHEN FINALISED]

                                  SCHEDULE 4

                    PROVISIONS FOR MEETINGS OF NOTEHOLDERS

      1.    (a)   As  used  in  this  Schedule the following  expressions  shall have the following meanings unless the context otherwise requires:

                  (i)   VOTING   CERTIFICATE  shall  mean  an  English  language
                        certificate issued by a Paying Agent and dated in which it is stated:

                        (A) that on the date thereof Fourth Issuer Notes (represented by a Global Fourth Issuer Note and not being Fourth Issuer Notes in respect of which a block voting instruction has been issued and is outstanding in respect of the meeting specified in such voting certificate or any adjourned such meeting) were (to the satisfaction of such Paying Agent) held to its order or under its control and that no such Fourth Issuer Notes will cease to be so held until the first to occur of:

                              I. the conclusion of the meeting specified in such certificate or, if applicable, of any adjourned such meeting; and

                              II. the surrender of the certificate to the Paying Agent who issued the same; and

                        (B) that the bearer thereof is entitled to attend and vote at such meeting and any adjourned such meeting in respect of the Fourth Issuer Notes represented by such certificate;

                  (ii) BLOCK VOTING INSTRUCTION shall mean an English language document issued by a Paying Agent and dated in which:

                        (A) it is certified that Fourth Issuer Notes (represented by a Global Fourth Issuer Note and not being Fourth Issuer Notes in respect of which a voting certificate has been issued and is outstanding in respect of the meeting specified in such block voting instruction and any adjourned such meeting) were (to the satisfaction of such Paying Agent) held to its order or under its control and that no such Fourth Issuer Notes will cease to be so held until the first to occur of:

                              I. the conclusion of the meeting specified in such document or, if applicable, of any adjourned such meeting; and

                              II. the surrender to that Paying Agent not less than 48 hours before the time for which such meeting or any adjourned such meeting is convened of the receipt issued by such Paying Agent in respect of each such Fourth Issuer Note which is to be released or (as the case may require) the Fourth Issuer Note or Fourth Issuer Notes ceasing with the agreement of that Paying Agent to be held to its order or under its control and the giving of notice by that Paying Agent to the Fourth Issuer in accordance with paragraph hereof of the necessary amendment to the block voting instruction;

                        (B) it is certified that each holder of such Fourth Issuer Notes has instructed such Paying Agent that the vote(s) attributable to the Fourth Issuer Note or Fourth Issuer Notes so held should be cast in a particular way in relation to the resolution or resolutions to be put to such meeting or any adjourned such meeting and that all such instructions are during the period commencing 48 hours prior to the time for which such meeting or any adjourned such meeting is convened and ending at the conclusion or adjournment thereof neither revocable nor capable of amendment;
                        (C) the aggregate principal amount of the Fourth Issuer Notes so held are listed distinguishing with regard to each such resolution between those in respect of which instructions have been given as aforesaid that the votes attributable thereto should be cast in favour of the resolution and those in respect of which instructions have been so given that the votes attributable thereto should be cast against the resolution; and

                        (D) one or more persons named in such document (each hereinafter called a PROXY) is or are authorised and instructed by such Paying Agent to cast the votes attributable to the Fourth Issuer Notes so listed in accordance with the instructions referred to in (C) above as set out in such document;

                  (iii) 24 HOURS shall mean a period of 24 hours  including  all or part of a day upon which banks are open for business in both the place where the relevant meeting is to be held and in each of the places where the Paying Agents have their specified offices (disregarding for this purpose the day upon which such meeting is to be held) and such period shall be extended by one period or, to the extent necessary, more periods of 24 hours until there is included as aforesaid all or part of a day upon which banks are open for business in all of the places as aforesaid;

                  (iv) 48 HOURS shall mean a period of 48 hours including all or part of two days upon which banks are open for business both in the place where the relevant meeting is to be held and in each of the places where the Paying Agents have their specified offices (disregarding for this purpose the day upon which such meeting is to be held) and such period shall be extended by one period or, to the extent necessary, more periods of 24 hours until there is included as aforesaid all or part of two days upon which banks are open for business in all of the places as aforesaid; and

                  (v)   FOURTH ISSUER NOTES and NOTEHOLDERS shall mean:

                        (A) in connection with a single meeting of Class A Fourth Issuer Noteholders, Class A Fourth Issuer Notes and Class A Fourth Issuer Noteholders, respectively;

                        (B) in connection with a meeting of Class B Fourth Issuer Noteholders, Class B Fourth Issuer Notes and Class B Fourth Issuer Noteholders respectively;

                        (C) in connection with a meeting of Class M Fourth Issuer Noteholders, Class M Fourth Issuer Notes and Class M Fourth Issuer Noteholders respectively; and

                        (D) in connection with a meeting of Class C Fourth Issuer Noteholders, Class C Fourth Issuer Notes and Class C Fourth Issuer Noteholders respectively.

                  (b) A holder of a Fourth Issuer Note represented by a Global Fourth Issuer Note may obtain a voting certificate in respect of such Fourth Issuer Note from a Paying Agent or require a Paying Agent to issue a block voting instruction in respect of such Fourth Issuer Note or by such Fourth Issuer Note (to the satisfaction of such Paying Agent) being held to its order or under its control, in each case not less than 48 hours before the time fixed for the relevant meeting and on the terms set out in subparagraph (a)(i)(A) or (a)(ii)(A) above (as the case may be), and (in the case of a block voting instruction) instructing such Paying Agent to the effect set out in subparagraph (a)(ii)(B) above. The holder of any voting certificate or the proxies named in any block voting instruction shall for all purposes in connection with the relevant meeting or adjourned meeting of Noteholders be deemed to be the holder of the Fourth Issuer Notes to which such voting certificate or block voting instruction relates and the person holding the same to the order or under the control of such Paying Agent shall be deemed for such purposes not to be the holder of those Fourth Issuer Notes.

                  (c)   (i)   A  holder of  Definitive  Fourth Issuer Notes may,
                              by  an   instrument  in  writing  in  the  English
                              language (a FORM OF PROXY) signed by the holder or, in the case of a corporation, executed under its common seal or signed on its behalf by an attorney or a duly authorised officer of the corporation and delivered to the specified office of the Registrar not less than 48 hours before the time fixed for the relevant meeting, appoint any person (a PROXY) to act on his or its behalf in connection with any meeting of the Noteholders and any adjourned such meeting.

                        (ii) Any holder of Definitive Fourth Issuer Notes which is a corporation may by resolution of its directors or other governing body authorise any person to act as its representative (a REPRESENTATIVE) in connection with any meeting of the Noteholders and any adjourned such meeting.

                        (iii) Any proxy appointed  pursuant to subparagraph  (i)
                              above or representative appointed pursuant to subparagraph (ii) above shall so long as such appointment remains in force be deemed, for all purposes in connection with the relevant meeting or adjourned meeting of the Noteholders, to be the holder of the Definitive Fourth Issuer Notes to which such appointment relates and the holder of the Definitive Fourth Issuer Notes shall be deemed for such purposes not to be the holder.

                  (d) [For so long as any Fourth Issuer Notes is represented by a Fourth Issuer Global Note registered in the name of DTC or its nominee, DTC may mail an Omnibus Proxy to the Fourth Issuer in accordance with and in the form used by DTC as part of its usual procedures from time to time in relation to meetings of Noteholders. Such Omnibus Proxy shall assign the voting rights in respect of the relevant meeting to DTC's direct participants as of the record date specified therein. Any such assignee participant may, by an instrument in writing in the English language signed by such assignee participant, or, in the case of a corporation, executed under its common seal or signed on its behalf by an attorney or a duly authorised officer of the corporation and

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

                        delivered to the specified office of the Paying Agent before the time fixed for the relevant meeting, appoint any person (a SUB-PROXY") to act on his or its behalf in connection with any meeting of Noteholders and any adjourned such meeting. All references to "PROXY" or "PROXIES" in this Schedule other than in this sub-paragraph (D) shall be read so as to include references to "SUB-PROXY" or "SUB- PROXIES".]

2. The Fourth Issuer or the Note Trustee may at any time and the Note Trustee shall upon a requisition in writing signed by the holders of not less than one-tenth in principal amount of the Fourth Issuer Notes for the time being outstanding convene a meeting of the Noteholders and if the Fourth Issuer makes default for a period of seven days in convening such a meeting the same may be convened by the Note Trustee or the requisitionists. Every such meeting shall be held at such time and place as the Note Trustee may appoint or approve.

3. At least 21 days' notice (exclusive of the day on which the notice is given and the day on which the meeting is to be held) specifying the place, day and hour of meeting shall be given to the Noteholders prior to any meeting of the Noteholders. Such notice, which shall be in the English language, shall state generally the nature of the business to be transacted at the meeting thereby convened but (except for an Extraordinary Resolution) it shall not be necessary to specify in such notice the terms of any resolution to be proposed. Such notice shall include statements, if applicable, to the effect that (a) Fourth Issuer Notes represented by a Global Fourth Issuer Note may, not less than 48 hours before the time fixed for the meeting, be held to the order or under the control of any Paying Agent (to its satisfaction) for the purpose of obtaining voting certificates or appointing proxies and (b) the holders of Definitive Fourth Issuer Notes of the relevant class may appoint proxies by executing and delivering a form of proxy in the English language to the specified office of the Registrar not less than 48 hours before the time fixed for the meeting or, in the case of corporations, may appoint representatives by resolution of their directors or other governing body. A copy of the notice shall be sent by post to the Note Trustee (unless the meeting is convened by the Note Trustee) and, to the Fourth Issuer (unless the meeting is convened by the Fourth Issuer).

4. A person (who may but need not be a Noteholder) nominated in writing by the Note Trustee shall be entitled to take the chair at the relevant meeting or adjourned meeting but if no such nomination is made or if at any meeting or adjourned meeting the person nominated shall not be present within 15 minutes after the time appointed for holding the meeting or adjourned meeting the Noteholders present shall choose one of their number to be Chairman, failing which the Fourth Issuer may appoint a Chairman. The Chairman of an adjourned meeting need not be the same person as was Chairman of the meeting from which the adjournment took place.

5. Subject to the provisions of Section 316(b) of the Trust Indenture Act, at any such meeting one or more persons present holding Fourth Issuer Notes or voting certificates or being proxies or representatives and holding or representing in the aggregate not less than one-twentieth of the principal amount of the Fourth Issuer Notes for the time being outstanding shall (except for the purpose of passing an Extraordinary Resolution) form a quorum for the transaction of business and no business (other than the choosing of a Chairman) shall be transacted at any meeting unless the requisite quorum be present at the commencement of the relevant business. The quorum at any such meeting for passing an Extraordinary Resolution shall (subject as provided below) be two or more persons present holding or representing Fourth Issuer Notes or voting certificates or being proxies or representatives and holding or representing in the aggregate not less than 50 per cent. in Principal Amount Outstanding of the Fourth Issuer Notes (or, at any adjourned meeting, two or more persons being or representing Noteholders whatever the aggregate Principal Amount Outstanding of the Fourth Issuer Notes so held or represented) PROVIDED THAT at any meeting the business of

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      which includes the passing of an Extraordinary  Resolution to sanction any of the following matters (each a BASIC TERMS MODIFICATION) namely:

      (a) reduction or cancellation of the amount payable or, where applicable, modification, except where such modification is in the opinion of the Note Trustee bound to result in an increase, of the method of calculating the amount payable or modification of the date of payment or, where applicable, of the method of calculating the date of payment in respect of any principal or interest in respect of the Fourth Issuer Notes;

      (b) alteration of the currency in which payments under the Fourth Issuer Notes are to be made;

      (c)   alteration   of  the  quorum  or   majority   required  to  pass  an
            Extraordinary   Resolution  in  respect  of  any  such  Basic  Terms
            Modification; and

      (d)   alteration of this proviso or the proviso to paragraph 6 below,

      the quorum for passing the requisite Extraordinary Resolution shall be two or more persons present holding Fourth Issuer Notes or voting certificates or being proxies or representatives and holding or representing in the aggregate not less than three quarters (or, at any adjourned meeting, not less than one quarter) of the Principal Amount Outstanding of the Fourth Issuer Notes for the time being outstanding.

6. If within 15 minutes (or such longer period not exceeding 30 minutes as the Chairman may decide) after the time appointed for any such meeting a quorum is not present for the transaction of any particular business, then, subject and without prejudice to the transaction of the business (if any) for which a quorum is present, the meeting shall if convened upon the requisition of Noteholders be dissolved. In any other case it shall stand adjourned to the same day in the next week (or if such day is a public holiday the next succeeding Business Day) at the same time and place (except in the case of a meeting at which an Extraordinary Resolution is to be proposed in which case it shall stand adjourned for such period, being not less than 13 clear days nor more than 42 clear days, and to such place as may be appointed by the Chairman either at or subsequent to such meeting and approved by the Note Trustee). If within 15 minutes (or such longer period not exceeding 30 minutes as the Chairman may decide) after the time appointed for any adjourned meeting a quorum is not present for the transaction of any particular business, then, subject and without prejudice to the transaction of the business (if any) for which a quorum is present, the Chairman may either (with the approval of the Note Trustee) dissolve such meeting or adjourn the same for such period, being not less than 13 clear days (but without any maximum number of clear days), and to such place as may be appointed by the Chairman either at or subsequent to such adjourned meeting and approved by the Note Trustee, and the provisions of this sentence shall apply to all further adjourned such meetings. At any adjourned meeting one or more persons present holding Definitive Fourth Issuer Notes or voting certificates or being proxies or representatives (whatever the principal amount of the Fourth Issuer Notes so held or represented by them) shall (subject as provided below) form a quorum and shall (subject as provided below) have power to pass any Extraordinary Resolution or other resolution and to decide upon all matters which could properly have been dealt with at the meeting from which the adjournment took place had the requisite quorum been present PROVIDED THAT at any adjourned meeting the quorum for the transaction of business comprising any of the matters specified in the proviso to paragraph 5 above shall be one or more persons present holding Definitive Fourth Issuer Notes or voting certificates or being proxies or representatives and holding or representing in the aggregate not less than one-third of the principal amount of the Fourth Issuer Notes for the time being outstanding.


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

7. Notice of any adjourned meeting at which an Extraordinary Resolution is to be submitted shall be given in the same manner as notice of an original meeting but as if 10 were substituted for 21 in paragraph 3 above and such notice shall state the relevant quorum. Subject as aforesaid it shall not be necessary to give any notice of an adjourned meeting.

8. Every question submitted to a meeting shall be decided in the first instance by a show of hands and in case of equality of votes the Chairman shall both on a show of hands and on a poll have a casting vote in addition to the vote or votes (if any) to which he may be entitled as a Noteholder or as a holder of a voting certificate or as a proxy or as a representative.

9. At any meeting unless a poll is (before or on the declaration of the result of the show of hands) demanded by the Chairman, the Fourth Issuer, the Note Trustee or any person present holding a Definitive Fourth Issuer Note or a voting certificate or being a proxy or representative (whatever the principal amount of the Fourth Issuer Notes so held or represented by him) a declaration by the Chairman that a resolution has been carried or carried by a particular majority or lost or not carried by a particular majority shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against such resolution.

10. Subject to paragraph 12 below, if at any such meeting a poll is so demanded it shall be taken in such manner and subject as hereinafter provided either at once or after an adjournment as the Chairman directs and the result of such poll shall be deemed to be the resolution of the meeting at which the poll was demanded as at the date of the taking of the poll. The demand for a poll shall not prevent the continuance of the meeting for the transaction of any business other than the motion on which the poll has been demanded.

11. The Chairman may with the consent of (and shall if directed by) any such meeting adjourn the same from time to time and from place to place but no business shall be transacted at any adjourned meeting except business which might lawfully (but for lack of required quorum) have been transacted at the meeting from which the adjournment took place.

12. Any poll demanded at any such meeting on the election of a Chairman or on any question of adjournment shall be taken at the meeting without adjournment.

13. The Note Trustee and its lawyers and any director, officer or employee of a corporation being a trustee of the Fourth Issuer Trust Deed and any director or officer of the Fourth Issuer and its lawyers and any other person authorised so to do by the Note Trustee may attend and speak at any meeting. Save as aforesaid, but without prejudice to the definition of Principal Amount Outstanding, no person shall be entitled to attend and speak nor shall any person be entitled to vote at any meeting of the Noteholders or join with others in requesting the convening of such a meeting or to exercise the rights conferred on the Noteholders by Clause 10 of the Fourth Issuer Trust Deed unless he either produces Fourth Issuer Note(s) or a voting certificate or is a proxy or a representative or is the holder of a Definitive Fourth Issuer Note or Definitive Fourth Issuer Notes. No person shall be entitled to vote at any meeting in respect of Fourth Issuer Notes held by, for the benefit of, or on behalf of, the Fourth Issuer or the Borrowers. Nothing herein shall prevent any of the proxies named in any block voting instruction or form of proxy or any representative from being a director, officer or representative of or otherwise connected with the Fourth Issuer.

14.   Subject as provided in paragraph 13 hereof at any meeting:

      (a) on a show of hands every person who is present in person and produces a voting certificate or is a holder of Fourth Issuer Notes or is a proxy or representative shall have one vote; and


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

      (b) on a poll every person who is so present shall have one vote in respect of each {pound-sterling}1, U.S.$1 or E1 (or such other amount as the Note Trustee may in its absolute discretion stipulate) in principal amount of the Fourth Issuer Notes represented by the voting certificate so produced or in respect of which he is a proxy or representative or in respect of which he is the holder.

      Without prejudice to the obligations of the proxies named in any block voting instruction or form of proxy any person entitled to more than one vote need not use all his votes or cast all the votes to which he is entitled in the same way.

15. The proxies named in any block voting instruction or form of proxy and representatives need not be Noteholders.

16. Each block voting instruction together (if so requested by the Note Trustee) with proof satisfactory to the Note Trustee of its due execution on behalf of the relevant Paying Agent and each form of proxy shall be deposited by the relevant Paying Agent or (as the case may be) by the Registrar at such place as the Note Trustee shall approve not less than 24 hours before the time appointed for holding the meeting or adjourned meeting at which the proxies named in the block voting instruction or form of proxy propose to vote and in default the block voting instruction or form of proxy shall not be treated as valid unless the Chairman of the meeting decides otherwise before such meeting or adjourned meeting proceeds to business. A notarially certified copy of each block voting instruction and form of proxy shall be deposited with the Note Trustee before the commencement of the meeting or adjourned meeting but the Note Trustee shall not thereby be obliged to investigate or be concerned with the validity of or the authority of the proxies named in any such block voting instruction or form of proxy.

17. Any vote given in accordance with the terms of a block voting instruction or form of proxy shall be valid notwithstanding the previous revocation or amendment of the block voting instruction or form of proxy or of any of the Noteholders' instructions pursuant to which it was executed provided that no intimation in writing of such revocation or amendment shall have been received from the relevant Paying Agent or in the case of a Definitive Fourth Issuer Note from the holder thereof by the Fourth Issuer at its registered office (or such other place as may have been required or approved by the Note Trustee for the purpose) by the time being 24 hours and 48 hours respectively before the time appointed for holding the meeting or adjourned meeting at which the block voting instruction or form of proxy is to be used.

18. Subject always to the provisions of Clause 18 of the Fourth Issuer Trust Deed and Section 316(b) of the Trust Indenture Act, a meeting of the Noteholders shall in addition to the powers hereinbefore given have the following powers exercisable only by Extraordinary Resolution (subject to the provisions relating to quorum contained in paragraphs 5 and 6 above) namely:

      (a) power to sanction any compromise or arrangement proposed to be made between the Fourth Issuer, the Note Trustee, any appointee of the Note Trustee and the Noteholders or any of them;

      (b) power to sanction any abrogation, modification, compromise or arrangement in respect of the rights of the Note Trustee, any appointee of the Note Trustee, the Noteholders or the Fourth Issuer against any other or others of them or against any other party to any of the Transaction Documents or against any of their property whether such rights shall arise under the Fourth Issuer Trust Deed, any other Transaction Document or otherwise;


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

      (c) power to assent to any modification of the provisions of the Conditions, the Fourth Issuer Trust Deed or any other Transaction Document which shall be proposed by the Fourth Issuer, the Note Trustee, or any Noteholder or any other person;

      (d) power to give any authority or sanction which under the provisions of the Conditions or the Fourth Issuer Trust Deed is required to be given by Extraordinary Resolution;

      (e) power to appoint any persons (whether Noteholders or not) as a committee or committees to represent the interests of the Noteholders and to confer upon such committee or committees any powers or discretions which the Noteholders could themselves exercise by Extraordinary Resolution;

      (f) power to approve of a person to be appointed a trustee and power to remove any trustee or trustees for the time being of the Fourth Issuer Trust Deed;

      (g) power to discharge or exonerate the Note Trustee and/or any appointee of the Note Trustee from all liability in respect of any act or omission for which the Note Trustee and/or such appointee may have become responsible under the Fourth Issuer Trust Deed;

      (h) power to authorise the Note Trustee and/or any appointee of the Note Trustee to concur in and execute and do all such deeds, instruments, acts and things as may be necessary to carry out and give effect to any Extraordinary Resolution; and

      (i) power to sanction any scheme or proposal for the exchange or sale of the Fourth Issuer Notes for or the conversion of the Fourth Issuer Notes into or the cancellation of the Fourth Issuer Notes in consideration of shares, stock, notes, bonds, debentures, debenture stock and/or other obligations and/or notes of the Fourth Issuer or any other company formed or to be formed, or for or into or in consideration of cash, or partly for or into or in consideration of such shares, stock, notes, bonds, debentures, debenture stock and/or other obligations and/or notes as aforesaid and partly for or into or in consideration of cash and for the appointment of some person with power on behalf of the Noteholders to execute an instrument of transfer of the Definitive Fourth Issuer Notes held by them in favour of the persons with or to whom the Fourth Issuer Notes are to be exchanged or sold respectively,

      PROVIDED THAT:

      (i) no Extraordinary Resolution of the Class A Fourth Issuer Noteholders or the Class B Fourth Issuer Noteholders or the Class M Issuer Noteholders or the Class C Fourth Issuer Noteholders to sanction a modification of the Conditions, the Fourth Issuer Trust Deed or any of the other Transaction Documents or a waiver or authorisation of any breach or proposed breach of any of the provisions of the Conditions, the Fourth Issuer Trust Deed or any of the other
            Transaction Documents shall be effective for any purpose unless either:

            (A) the Note Trustee is of the opinion that it will not be materially prejudicial to the interests of (in the case of an Extraordinary Resolution of the Class A Fourth Issuer Noteholders) the Class B Fourth Issuer Noteholders, the Class M Fourth Issuer Noteholders and the Class C Fourth Issuer Noteholders or (in the case of an Extraordinary Resolution of the Class B Fourth Issuer Noteholders) the Class M Fourth Issuer Noteholders and Class C Fourth Issuer Noteholders (in the case of an Extraordinary Resolution of the Class M Fourth Issuer Noteholders) the Class C Fourth Issuer Noteholders; or


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

            (B) it shall have been sanctioned by an Extraordinary Resolution of (in the case of an Extraordinary Resolution of the Class A Fourth Issuer Noteholders) the Class B Fourth Issuer Noteholders the Class M Fourth Issuer Noteholders, and the Class C Fourth Issuer Noteholders or (in the case of an Extraordinary Resolution of the Class B Fourth Issuer Noteholders) the Class M Fourth Issuer Noteholders and the Class C Fourth Issuer Noteholders or (in the case of an Extraordinary Resolution of the Class M Fourth Issuer Noteholders) the Class C Fourth Issuer Noteholders;

      (ii) no Extraordinary Resolution of the Class B Fourth Issuer Noteholders shall be effective for any purpose while any Class A Fourth Issuer Notes remain outstanding unless either the Note Trustee is of the opinion that it will not be materially prejudicial to the interests of the Class A Fourth Issuer Noteholders or (B) it is sanctioned by an Extraordinary Resolution of the Class A Fourth Issuer Noteholders;

      (iii) no Extraordinary Resolution of the Class M Fourth Issuer Noteholders shall be effective for any purpose while any Class B Fourth Issuer Notes or Class A Fourth Issuer Notes remain outstanding unless either (A) the Note Trustee is of the opinion that it will not be materially prejudicial to the interests of the Class A Fourth Issuer Noteholders and/or the Class B Fourth Issuer Noteholders (as the case may be) or (B) it is sanctioned by an Extraordinary Resolution of the Class A Fourth Issuer Noteholders and/or the Class B Fourth Issuer Noteholders (as the case may be); and

      (iv) no Extraordinary Resolution of the Class C Fourth Issuer Noteholders shall be effective for any purpose while any Class M Fourth Issuer Notes or Class B Fourth Issuer Notes or Class A Fourth Issuer Noteholders remain outstanding unless either (A) the Note Trustee is of the opinion that it will not be materially prejudicial to the interests of the Class A Fourth Issuer Noteholders and/or the Class B Fourth Issuer Noteholders and/or the Class M Fourth Issuer Noteholders (as the case may be) or (B) it is sanctioned by an Extraordinary Resolution of the Class A Fourth Issuer Noteholders and/or the Class B Fourth Issuer Noteholders and/or the Class M Fourth Issuer Noteholders (as the case may be).

19. Subject to the provisos to paragraph 18 and to the provisions of Section 316(b) of the Trust Indenture Act, any resolution passed at a meeting of the Noteholders duly convened and held in accordance with the Fourth Issuer Trust Deed shall be binding upon the Noteholders of all classes whether present or not present at such meeting and whether or not voting and each of them shall be bound to give effect thereto accordingly and the passing of any such resolution shall be conclusive evidence that the circumstances justify the passing thereof. Notice of the result of the voting on any resolution duly considered by the Noteholders shall be given by the Fourth Issuer to the Noteholders in accordance with Condition 14 within 14 days of such result being known PROVIDED THAT the non-publication of such notice shall not invalidate such result.

20.   (a)   A resolution  which  in  the  opinion  of the Note  Trustee  affects the interests of the holders of one class only of the Class A Fourth
            Issuer Notes shall be deemed to have been duly passed if passed at a meeting of the holders of the Class A Fourth Issuer Notes of that class.

      (b) A resolution which, in the opinion of the Note Trustee, affects the interests of the holders of any two or more classes of the Class A Fourth Issuer Notes but does not give rise to a conflict of interest between the holders of such two or more classes of the Class A Fourth Issuer Notes, shall be deemed to have been duly passed if passed

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            at a single  meeting  of the  holders  of such  two or more  classes series of the Class A Fourth Issuer Notes.

      (c) A resolution which in the opinion of the Note Trustee affects the interests of the holders of any two or more classes of the Class A Fourth Issuer Notes and gives or may give rise to a conflict of interest between the holders of such two or more classes of the Class A Fourth Issuer Notes shall be deemed to have been duly passed only if, in lieu of being passed at a single meeting of the holders of such two or more classes of the Class A Fourth Issuer Notes, it shall be duly passed at separate meetings of the holders of such two or more classes of the Class A Fourth Issuer Notes.

      (d) In the case of a single meeting of the holders of the two or more classes of the Class A Fourth Issuer Notes which are not all denominated in the same currency, the Principal Amount Outstanding of any Class A Fourth Issuer Note denominated in dollars shall be converted into sterling at the relevant Dollar Currency Swap Rate and the Principal Amount Outstanding of any Class A Fourth Issuer Note denominated in euro shall be converted into sterling at the relevant Euro Currency Swap Rate.

21.   (a)   A resolution  which, in  the opinion of  the Note  Trustee,  affects the interests of the holders of one class only of the Class B Fourth
            Issuer Notes shall be deemed to have been duly passed if passed at a meeting of the holders of the Class B Fourth Issuer Notes of that class.

      (b) A resolution which, in the opinion of the Note Trustee, affects the interests of the holders of any two or more classes of the Class B Fourth Issuer Notes but does not give rise to a conflict of interest between the holders of such two or more classes of the Class B Fourth Issuer Notes, shall be deemed to have been duly passed if passed at a single meeting of the holders of such two or more classes of the Class B Fourth Issuer Notes.

      (c) A resolution which, in the opinion of the Note Trustee, affects the interests of the holders of any two or more classes of the Class B Fourth Issuer Notes and gives or may give rise to a conflict of interest between the holders of such two or more classes of the Class B Fourth Issuer Notes, shall be deemed to have been duly passed only if, in lieu of being passed at a single meeting of the holders of such two or more classes of the Class B Fourth Issuer Notes, it shall be duly passed at separate meetings of the holders of such two or more classes of the Class B Fourth Issuer Notes.

      (d) In the case of a single meeting of the holders of the two or more classes of the Class B Fourth Issuer Notes which are not all denominated in the same currency, the Principal Amount Outstanding of any Class B Fourth Issuer Note denominated in dollars shall be converted into sterling at the relevant Dollar Currency Swap Rate and the Principal Amount Outstanding of any Class B Fourth Issuer Note denominated in euro shall be converted into sterling at the relevant Euro Currency Swap Rate.

22.   (a)   A  resolution  which, in  the opinion  of the Note Trustee,  affects the interests of the holders of one class only of the Class M Fourth
            Issuer Notes shall be deemed to have been duly passed if passed at a meeting of the holders of the Class M Fourth Issuer Notes of that class.

      (b) A resolution which, in the opinion of the Note Trustee, affects the interests of the holders of any two or more classes of the Class M Fourth Issuer Notes but does not give rise to a conflict of interest between the holders of such two or more classes of the Class M Fourth Issuer Notes, shall be deemed to have been duly passed if passed

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

            at a single meeting of the holders of such two or more classes of the Class M Fourth Issuer Notes.

      (c) A resolution which, in the opinion of the Note Trustee, affects the interests of the holders of any two or more classes of the Class M Fourth Issuer Notes and gives or may give rise to a conflict of interest between the holders of such two or more classes of the Class M Fourth Issuer Notes, shall be deemed to have been duly passed only if, in lieu of being passed at a single meeting of the holders of such two or more classes of the Class M Fourth Issuer Notes, it shall be duly passed at separate meetings of the holders of such two or more classes of the Class M Fourth Issuer Notes.

      (d) In the case of a single meeting of the holders of the two or more classes of the Class M Fourth Issuer Notes which are not all denominated in the same currency, the Principal Amount Outstanding of any Class M Fourth Issuer Note denominated in dollars shall be converted into sterling at the relevant Dollar Currency Swap Rate and the Principal Amount Outstanding of any Class M Fourth Issuer Note denominated in euro shall be converted into sterling at the relevant Euro Currency Swap Rate.

23.   (a)   A resolution  which, in the  opinion of  the Note  Trustee,  affects the interests of the holders of one class only of the Class C Fourth
            Issuer Notes shall be deemed to have been duly passed if passed at a meeting of the holders of the Class C Fourth Issuer Notes of that class.

      (b) A resolution which, in the opinion of the Note Trustee, affects the interests of the holders of any two or more classes of the Class C Fourth Issuer Notes but does not give rise to a conflict of interest between the holders of such two or more classes of the Class C Fourth Issuer Notes, shall be deemed to have been duly passed if passed at a single meeting of the holders of such two or more classes of the Class C Fourth Issuer Notes.

      (c) A resolution which, in the opinion of the Note Trustee, affects the interests of the holders of any two or more classes of the Class C Fourth Issuer Notes and gives or may give rise to a conflict of interest between the holders of such two or more classes of the Class C Fourth Issuer Notes, shall be deemed to have been duly passed only if, in lieu of being passed at a single meeting of the holders of such two or more classes of the Class C Fourth Issuer Notes, it shall be duly passed at separate meetings of the holders of such two or more classes of the Class C Fourth Issuer Notes.

      (d) In the case of a single meeting of the holders of the two or more classes of the Class C Fourth Issuer Notes which are not all denominated in the same currency, the Principal Amount Outstanding of any Class C Fourth Issuer Note denominated in dollars shall be converted into sterling at the relevant Dollar Currency Swap Rates and the Principal Amount Outstanding of any Class C Fourth Issuer Note denominated in euro shall be converted into sterling at the relevant Euro Currency Swap Rate.

24. The expression EXTRAORDINARY RESOLUTION when used in the Fourth Issuer Trust Deed means (a) a resolution passed at a meeting of the Noteholders of a relevant class of Fourth Issuer Notes duly convened and held in accordance with the provisions of this SCHEDULE 4 by a majority consisting of not less than three-fourths of the persons voting thereat upon a show of hands or if a poll is duly demanded by a majority consisting of not less than three-fourths of the votes cast on such poll or (b) a resolution in writing signed by or on behalf of all the Noteholders of a relevant class of Fourth Issuer Notes, which resolution in writing may be

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      contained in one document or in several documents in like form each signed by or on behalf of one or more of the Noteholders of a relevant class of Fourth Issuer Notes.

25. Minutes of all resolutions and proceedings at every meeting of the Noteholders shall be made and entered in books to be from time to time provided for that purpose by the Fourth Issuer and any such Minutes as aforesaid if purporting to be signed by the Chairman of the meeting at which such resolutions were passed or proceedings transacted shall be conclusive evidence of the matters therein contained and until the contrary is proved every such meeting in respect of the proceedings of which Minutes have been made shall be deemed to have been duly held and convened and all resolutions passed or proceedings transacted thereat to have been duly passed or transacted.

26. Subject to all other provisions of the Fourth Issuer Trust Deed the Note Trustee may without the consent of the Fourth Issuer or the Noteholders prescribe such further regulations regarding the requisitioning and/or the holding of meetings of Noteholders and attendance and voting thereat as the Note Trustee may in its sole discretion think fit.

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

                                  SIGNATORIES



THE FOURTH ISSUER

EXECUTED and DELIVERED as a DEED by          )
PERMANENT FINANCING (NO. 4) PLC              )
acting by two directors/a                    )
director and the secretary                   )

Director

Director/Secretary


THE NOTE TRUSTEE

EXECUTED and DELIVERED as a DEED by          )
THE BANK OF NEW YORK                         )
acting by its authorised signatory           )

Authorised Signatory:





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